                                    LOAN AGREEMENT



                                    by and between


                       ARDEN REALTY FINANCE PARTNERSHIP, L.P.,

                                     AS BORROWER,

                                         and

                          LEHMAN BROTHERS REALTY CORPORATION

                                      AS LENDER


                              Dated as of June 11, 1997



                                     $175,000,000

                                  TABLE OF CONTENTS


                                                                      Page
                                                                      ----


1. DEFINITIONS AND REFERENCES. . . . . . . . . . . . . . . . . . . . . . 1
  1.1. Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  1.2. Definitions Incorporated by Reference . . . . . . . . . . . . . .20
  1.3. Other Definitional Provisions . . . . . . . . . . . . . . . . . .20
2. THE LOAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
  2.1. Making the Loan . . . . . . . . . . . . . . . . . . . . . . . . .20
  2.2. Mortgage Note . . . . . . . . . . . . . . . . . . . . . . . . . .20
  2.3. Use of Loan Proceeds. . . . . . . . . . . . . . . . . . . . . . .21
  2.4. Payment of Principal and Interest . . . . . . . . . . . . . . . .21
  2.5. Defeasance. . . . . . . . . . . . . . . . . . . . . . . . . . . .24
  2.6. Release of Property . . . . . . . . . . . . . . . . . . . . . . .26
  2.7. Partial Release in Connection with a Casualty or
       Taking before Defeasance Period . . . . . . . . . . . . . . . . .26
  2.8. Release of All the Properties during Defeasance Period. . . . . .27
  2.9. Release of Individual Mortgaged Properties During the
       Defeasance Period . . . . . . . . . . . . . . . . . . . . . . . .27
  2.10. Partial Release after Defeasance Period. . . . . . . . . . . . .28
  2.11. Yield Maintenance. . . . . . . . . . . . . . . . . . . . . . . .29
        2.11.1.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
        2.11.2.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
  2.12. Successor Borrower . . . . . . . . . . . . . . . . . . . . . . .30
3. REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . .30
  3.1. Organization and Power of Borrower and General Partner. . . . . .30
  3.2. Due Authorization and Execution . . . . . . . . . . . . . . . . .31
  3.3. No Consents Required; No Contravention. . . . . . . . . . . . . .31
  3.4. Title to Properties . . . . . . . . . . . . . . . . . . . . . . .32
  3.5. Management Agreement. . . . . . . . . . . . . . . . . . . . . . .32
  3.6. Leases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
  3.7. Utilities . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
  3.8. No Violations . . . . . . . . . . . . . . . . . . . . . . . . . .33
  3.9. Other Agreements. . . . . . . . . . . . . . . . . . . . . . . . .33
  3.10. Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . .34
  3.11. Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . .34
  3.12. Regulation U . . . . . . . . . . . . . . . . . . . . . . . . . .34
  3.13. Investment Company Act . . . . . . . . . . . . . . . . . . . . .34
  3.14. Transactions with Affiliates . . . . . . . . . . . . . . . . . .34
  3.15. Business Purpose; Non-Subordination. . . . . . . . . . . . . . .35
  3.16. Permits and Licenses . . . . . . . . . . . . . . . . . . . . . .35
  3.17. Patents and Trademarks . . . . . . . . . . . . . . . . . . . . .35
  3.18. Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . .35
  3.19. ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .35
  3.20. No Notice of Non-Compliance. . . . . . . . . . . . . . . . . . .36

  3.21. Compliance With Laws . . . . . . . . . . . . . . . . . . . . . .36
  3.22. Compliance with Environmental Laws . . . . . . . . . . . . . . .36
  3.23. Concerning Mortgaged Properties; Financial Statements. . . . . .36
  3.24. Access . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37
  3.25. No Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . .37
  3.26. Accuracy of Information. . . . . . . . . . . . . . . . . . . . .37
  3.27. Mortgage and Security Interests. . . . . . . . . . . . . . . . .38
  3.28. Assignment of Leases and Rents . . . . . . . . . . . . . . . . .38
  3.29. Foreign Person . . . . . . . . . . . . . . . . . . . . . . . . .38
  3.30. No Defaults. . . . . . . . . . . . . . . . . . . . . . . . . . .38
  3.31. No Fraudulent Conveyance . . . . . . . . . . . . . . . . . . . .38
4. CLOSING; CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . .39
  4.1. Representations, Warranties and Covenants . . . . . . . . . . . .39
  4.2. Borrower's Actions. . . . . . . . . . . . . . . . . . . . . . . .39
  4.3. Delivery of Documents . . . . . . . . . . . . . . . . . . . . . .39
        4.3.1.   40
        4.3.2.   40
        4.3.3.   41
        4.3.4.   41
        4.3.5.   41
        4.3.6.   41
        4.3.7.   41
        4.3.8.   42
        4.3.9.   42
        4.3.10.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
        4.3.11.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
        4.3.12.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
        4.3.13.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .43
        4.3.14.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .43
        4.3.15.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .43
        4.3.16.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .44
        4.3.17.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .44
        4.3.18.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .44
        4.3.19.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .44
        4.3.20.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .44
        4.3.21.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .44
  4.4. Evidence of Authorization; Related Documents. . . . . . . . . . .44
        4.4.1.   44
        4.4.2.   45
        4.4.3.   45
  4.5. Closing Certificate . . . . . . . . . . . . . . . . . . . . . . .45
  4.6. Management Agreement. . . . . . . . . . . . . . . . . . . . . . .45
  4.7. Existing Debt . . . . . . . . . . . . . . . . . . . . . . . . . .45
  4.8. Payment of Lender Costs and Origination Fee . . . . . . . . . . .45
  4.9. Independent Directors . . . . . . . . . . . . . . . . . . . . . .45

  4.10. Reserve Requirement. . . . . . . . . . . . . . . . . . . . . . .46
5. AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . .46
  5.1. Timely Payment of Amounts Due . . . . . . . . . . . . . . . . . .46
  5.2. Proceeds of the Loan. . . . . . . . . . . . . . . . . . . . . . .46
  5.3. Management Agreement; Ground Leases . . . . . . . . . . . . . . .46
        5.3.1.   46
        5.3.2. Substitute Manager. . . . . . . . . . . . . . . . . . . .48
  5.4. Financial and Other Information . . . . . . . . . . . . . . . . .49
        5.4.1. Quarterly Financial Statements. . . . . . . . . . . . . .49
        5.4.2. Borrower's Annual Financial Statements. . . . . . . . . .49
        5.4.3. Budgets . . . . . . . . . . . . . . . . . . . . . . . . .50
        5.4.4. Property Operating Statistics . . . . . . . . . . . . . .50
        5.4.5. Certificates Regarding Defaults . . . . . . . . . . . . .50
        5.4.6. Proposed Amendments to Partnership Agreement. . . . . . .50
        5.4.7. Environmental Conditions. . . . . . . . . . . . . . . . .51
        5.4.8. Evidence of Tax Payments. . . . . . . . . . . . . . . . .51
  5.5. Maintenance of Existence, Etc.. . . . . . . . . . . . . . . . . .51
  5.6. Compliance with Applicable Laws . . . . . . . . . . . . . . . . .51
  5.7. Maintenance of Books; Inspection of Properties and Books. . . . .52
  5.8. Notice of Litigation; Disputes. . . . . . . . . . . . . . . . . .52
  5.9. Mortgaged Property Operations; Maintenance. . . . . . . . . . . .52
  5.10. Separate Existence . . . . . . . . . . . . . . . . . . . . . . .53
  5.11. Cash Management. . . . . . . . . . . . . . . . . . . . . . . . .53
  5.12. Independent Director . . . . . . . . . . . . . . . . . . . . . .53
  5.13. Reserve Requirement. . . . . . . . . . . . . . . . . . . . . . .54
6. NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . .54
  6.1. Limitation on Indebtedness. . . . . . . . . . . . . . . . . . . .54
  6.2. Limitation on Liens . . . . . . . . . . . . . . . . . . . . . . .54
  6.3. Merger or Consolidation; Permitted Reorganization . . . . . . . .54
  6.4. Single Purpose. . . . . . . . . . . . . . . . . . . . . . . . . .55
  6.5. Amendments to Agreements. . . . . . . . . . . . . . . . . . . . .55
        6.5.1.   55
        6.5.2.   56
  6.6. Distributions . . . . . . . . . . . . . . . . . . . . . . . . . .56
  6.7. Permitted Transfers . . . . . . . . . . . . . . . . . . . . . . .56
7. EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . .56
  7.1. Default; an Event of Default. . . . . . . . . . . . . . . . . . .56
        7.1.1.   56
        7.1.2.   56
        7.1.3.   56
        7.1.4.   57
        7.1.5.   57
        7.1.6.   57
        7.1.7.   57
        7.1.8.   58

        7.1.9.   58
        7.1.10.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .58
        7.1.11.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .59
        7.1.12.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .59
        7.1.13.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .59
        7.1.14.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .59
        7.1.15.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .59
  7.2. Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . .59
        7.2.1.   59
        7.2.2.   60
        7.2.3.   60
        7.2.4.   60
  7.3. Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . .60
  7.4. Default Interest. . . . . . . . . . . . . . . . . . . . . . . . .61
  7.5. Default Indemnity . . . . . . . . . . . . . . . . . . . . . . . .61
8. INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .61
  8.1. Maintenance of Insurance. . . . . . . . . . . . . . . . . . . . .61
  8.2. Payment and Application of Insurance Proceeds . . . . . . . . . .61
  8.3. Earthquake Insurance. . . . . . . . . . . . . . . . . . . . . . .62
9. SECURITIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .62
  9.1. Securitization. . . . . . . . . . . . . . . . . . . . . . . . . .62
  9.2. No Assignment by Borrower . . . . . . . . . . . . . . . . . . . .63
  9.3. Method of Payment . . . . . . . . . . . . . . . . . . . . . . . .63
10. ASSIGNMENT AND PARTICIPATION . . . . . . . . . . . . . . . . . . . .63
11. SUBSTITUTION OF PROPERTIES . . . . . . . . . . . . . . . . . . . . .64
12. MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . .71
  12.1. Limitation on Liability. . . . . . . . . . . . . . . . . . . . .71
  12.2. Entire Agreement, Amendments . . . . . . . . . . . . . . . . . .72
  12.3. Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .72
  12.4. No Waiver; Cumulative Remedies . . . . . . . . . . . . . . . . .72
  12.5. Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . .73
  12.6. Governing Law; Consent to Jurisdiction . . . . . . . . . . . . .73
  12.7. Payment of Expenses. . . . . . . . . . . . . . . . . . . . . . .73
       12.7.1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .73
       12.7.2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .74
  12.8. Severability . . . . . . . . . . . . . . . . . . . . . . . . . .74
  12.9. Gender, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . .74
  12.10. Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . .74
  12.11. Counterparts; Facsimiles. . . . . . . . . . . . . . . . . . . .74
  12.12. No Third Party Beneficiary. . . . . . . . . . . . . . . . . . .74
  12.13. No Liability of Lender. . . . . . . . . . . . . . . . . . . . .75
  12.14. Confidentiality . . . . . . . . . . . . . . . . . . . . . . . .75

                               LIST OF SCHEDULES

Schedule A                             Allocated Loan Amounts
Schedule B                             Ground Lease
Schedule C                             Description of the Land
Schedule D                             Engineering Surveys
Schedule 3.6                           Lease Defaults
Schedule 3.22                          Environmental Reports
Schedule 3.23                          Equipment Leases
Schedule 3.25                          Liens
Schedule 4.3.2                         Mortgaged Properties
Schedule 5.11                          Cash Management Procedures

                               LIST OF EXHIBITS

Exhibit A                              Form of Mortgage Note
Exhibit B                              Form of Mortgage
Exhibit C                              Ground Lessor Estoppel Certificate
Exhibit D                              Tenant Estoppel Certificate
Exhibit E                              Subordination, Non-Disturbance and
                                       Attornment Agreement

                                    LOAN AGREEMENT


         THIS LOAN AGREEMENT (this "AGREEMENT") is entered into as of June 11, 1997, by and between ARDEN REALTY FINANCE PARTNERSHIP, L.P., a California limited partnership having its principal office at 9100 Wilshire Boulevard, Beverly Hills, California 90212 ("BORROWER"), and LEHMAN BROTHERS REALTY CORPORATION, a Delaware corporation, having an office at Three World Financial Center, 200 Vesey Street, 20th Floor, New York, New York 10285 ("LENDER").

         WHEREAS, Borrower has requested Lender to make a loan (the "LOAN") to Borrower, and Lender has agreed to make the Loan to Borrower, for the purposes and on the terms and conditions described herein;

         WHEREAS, the Loan is evidenced by that certain Mortgage Note dated as of the date hereof by Borrower to the order of Lender and its successors and assigns in the principal amount of One Hundred Seventy-Five Million and No/100 Dollars ($175,000,000), which is to be secured by, among other things, first-priority liens on Borrower's assets, consisting primarily of seventeen office properties and related assets;

         WHEREAS, the parties hereto desire to set forth their agreement regarding the making of the Loan and the terms and conditions upon which the Loan shall be made and repaid;

         WHEREAS, without limiting any other rights that Lender has to assign the Mortgage Note and the other Loan Documents (as hereinafter defined), Lender may assign the Mortgage Note and the other Loan Documents, together with mortgage loans made to other borrowers, to, among others, a Trustee (as hereinafter defined) for the benefit of the Holders (as hereinafter defined), who may appoint a Servicer (as hereinafter defined) and, following such assignment, all rights of Lender hereunder will inure to the benefit of the Trustee, for the benefit of the Holders, and to the Servicer, on behalf of the Trustee, and the term "Lender" as used herein, shall, following such assignment, include the Trustee and the Servicer, on behalf of the Trustee; and

         WHEREAS, unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in SECTION 1.1 hereof;

    NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


1.  DEFINITIONS AND REFERENCES


    1.1. DEFINED TERMS

         Unless the context otherwise requires, capitalized terms used herein shall have the respective meanings specified in this SECTION 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms defined).

         "ACCOUNT" means the Lockbox Account, the Cash Collateral Account, the Reserve Account, the Tax and Insurance Escrow Account or any subaccount of any of them or any other account or subaccount thereof created pursuant to the Cash Management Procedures.

         "ACCOUNTING PERIOD" shall mean each calendar month.

         "ACCOUNTING QUARTER" shall mean each of the fiscal quarters in a calendar or a conventional 365-day fiscal year (I.E., there shall be four consecutive Accounting Quarters of three months each).

         "ACCRUED INTEREST" has the meaning ascribed to it in SECTION 2.4.4(c) hereof.

         "ADJUSTED INTEREST RATE" means the rate per annum determined on the Anticipated Repayment Date as the greater of (i) 9.52% and (ii) the sum of (A) three percentage points (3%) and (B) the average, calculated by linear interpolation (rounded to three decimal places), of the yields of the United States Treasury Constant Maturities with the terms (one longer and one shorter) most nearly approximating those of U.S. Obligations having maturities as close as possible to the seventh (7th) anniversary of the Anticipated Repayment Date, as determined by Lender on the basis of Federal Reserve Statistical Release H.15-Selected Interest rates under the heading U.S. Governmental Security/Treasury Constant Maturities, or such other recognized source of financial market information as may reasonably be selected by Lender, in each case on the last Business Day of the week immediately prior to the Anticipated Repayment Date.

         "AFFILIATE" means, as to any Person, (a) any Person directly or indirectly owning, controlling, or holding power to vote ten percent (10%) or more of the outstanding equity securities as to the Person in question; (b) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote by the Person in question; (c) any Person directly or indirectly controlling, controlled by, or under common control with the Person in question; (d) if the Person in question is a corporation or limited liability company, any executive officer, director, member or manager of the Person in question or of any corporation or limited liability company directly or indirectly controlling, controlled by, or under common control with the Person in question; and (e) if the Person in question is a partnership, any general partner of such partnership. As used in this definition of "AFFILIATE," the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

         "AGREEMENT" means this Loan Agreement, as it may be amended, supplemented or modified from time to time.

         "ALLOCATED LOAN AMOUNT" means, for any Mortgaged Property, the portion of the Loan that is allocated to a particular Mortgaged Property, as set forth on SCHEDULE A hereof, or if a Mortgaged Property is a Substitute Property, the amount allocated thereto pursuant to SECTION 11 hereof.

         "ANNUAL APPROVED BUDGET" shall have the meaning ascribed to such term in SECTION 5.4.3 hereof.

         "ANNUAL BUDGET" shall mean the operating budget, including all planned capital expenditures, for the Mortgaged Properties prepared by Borrower for the applicable Fiscal Year or portion thereof.

         "ANTICIPATED REPAYMENT DATE" means June 10, 2004.

         "ARDEN FINANCE CORP." means Arden Realty Finance, Inc., a California corporation that is a wholly owned subsidiary of Arden REIT and is the General Partner.

         "ARDEN OP" means Arden Realty Limited Partnership, a Maryland limited partnership, the sole limited partner of Borrower.

         "ARDEN REIT" means Arden Realty, Inc., a Maryland corporation that is the general partner of Arden OP.

         "ASSIGNMENT OF LEASES AND RENTS" means that certain Assignment of Leases and Rents dated as of the date hereof made by Borrower to the Lender with respect to the Mortgaged Properties.

         "AUTHORIZED ACCOUNTING OFFICER" means the officer of the General Partner who has primary responsibility for accounting matters, or one of his or her duly authorized representatives who, as set forth in a written notice of such officer to the Lender, is duly authorized to act on behalf of such officer in connection with this Agreement and the other Loan Documents.

         "AWARD" has the meaning ascribed to it in the Mortgage.

         "BANKRUPTCY LAW" means title 11, United States Code, or any similar federal, state or foreign law for the relief of creditors.

         "BASE RATE" means 7.52% per annum.

         "BORROWER" has the meaning ascribed to it in the preamble hereto.

         "BORROWER DOCUMENTS" has the meaning ascribed to it in SECTION 3.26 hereof.

         "BUILDING EQUIPMENT" means all machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements.

         "BUSINESS DAY" means a day other than (i) a Saturday or a Sunday or
(ii) a day on which federally insured depository institutions in the states of New York and Illinois and the Commonwealth of Pennsylvania are required or authorized by law, governmental decree or executive order to be closed.

         "CASH COLLATERAL ACCOUNT" has the meaning specified in SCHEDULE 5.11 hereto.

         "CASH EXPENSES" shall mean, for any period after the Anticipated Repayment Date, the Operating Expenses for the operation of the Mortgaged Properties as set forth in an Approved Annual

Budget to the extent that such expenses are actually incurred by Borrower minus payments into the Tax and Insurance Escrow Account and the Reserve Account.

         "CASH MANAGEMENT PROCEDURES" shall mean the provisions of SCHEDULE
5.11 hereto.

         "CASUALTY" has the meaning ascribed to it in the Mortgage.

         "CERTIFICATES" has the meaning ascribed to it in SECTION 9.1 hereof.

         "CLOSING" has the meaning ascribed to it in the first paragraph of
SECTION 4 hereof.

         "CLOSING DATE" has the meaning ascribed to is in the first paragraph of SECTION 4 hereof.

         "CODE" means the Internal Revenue Code of 1986, as the same may be amended from time to time, and any successor statute of similar import, and the regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections and all related regulations.

         "COLLATERAL" means the "PROPERTY" (as defined in the Mortgage, whether individually or taken as a group, as the context may require), together with such other collateral or property as may be pledged, liened or encumbered from time to time as security for the Loan under any other Security Documents.

         "COLLATERAL ASSIGNMENT OF MANAGEMENT AGREEMENT" means that certain Collateral Assignment of Management Agreement and Subordination Agreement, dated as of the Closing Date, by and among Borrower, Manager, and Lender in favor of Lender.

         "CONTRIBUTION AGREEMENT" means that certain Contribution Agreement dated as of the Closing Date by and among Arden OP, Arden Finance Corp. and Borrower, pursuant to which Arden OP agrees to contribute to Borrower, and Borrower agrees to accept from Arden OP, the Mortgaged Properties and all operating assets related thereto, and assume the liabilities associated with such Mortgaged Properties, and Arden Finance Corp. agrees to contribute certain cash amounts.

         "COOPERATION AGREEMENT" means that certain Cooperation Letter Agreement dated as of the Closing Date, by and among Borrower, Arden OP, Arden REIT and Lender.

         "DEBT" means the obligations of the Borrower under the Loan Documents, together with all interest thereon, and all other sums, including, without limitation, fees, expenses, commissions, premiums and indemnities, which may or shall become due under any of the Loan Documents, including the costs and expenses of enforcing any provision of the Loan Documents that may be reimbursable hereunder.

         "DEBT SERVICE" shall mean, with respect to any particular period of time, scheduled interest payments under the Mortgage Note.

         "DEBT SERVICE COVERAGE RATIO" shall mean a ratio for the applicable period in which:

              (a) the numerator is the Net Operating Income (excluding interest on credit accounts) for such period; and

              (b) the denominator is the aggregate amount of interest due and payable on the Mortgage Note or, in the event a Defeasance Event has occurred, the Undefeased Note, for such period.

         "DEBT SERVICE PERIOD" means the period commencing on (and including) the tenth (10th) day of each calendar month (or with respect to the first Debt Service Period, the period commencing on (and including) the Closing Date) and ending on (and excluding) the tenth (10th) day of the next succeeding calendar month.

         "DEFAULT" has the meaning ascribed to it in SECTION 7.1 hereof.

         "DEFAULT INTEREST" means (i) interest accruing on any overdue principal amount of the Mortgage Note at a rate per annum equal to the difference between the Default Interest Rate minus the Interest Rate, and (ii) interest accruing on any overdue interest and any other overdue payments under any Loan Documents at the Default Interest Rate.

         "DEFAULT INTEREST RATE" has the meaning ascribed to it in SECTION 7.4 hereof.

         "DEFEASANCE DATE" has the meaning ascribed to it in SECTION 2.5(a)(i).

         "DEFEASANCE DEPOSIT" means an amount equal to the amount necessary to purchase U.S. Obligations necessary to meet the Scheduled Defeasance Payments, any costs and expenses incurred or to be incurred in the purchase of such U.S. Obligations and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Mortgage Note or the Defeased Note, as applicable, the creation of the Defeased Note, if applicable, or otherwise required to accomplish the agreements of SECTION 2.5, SECTION 2.8, and SECTION 2.9.

         "DEFEASANCE EVENT" has the meaning ascribed to it in SECTION
2.5(a)(i).

         "DEFEASANCE PERIOD" has the meaning ascribed to it in SECTION 2.5(a) hereof.

         "DEFEASANCE SECURITY AGREEMENT" has the meaning ascribed to it in
SECTION 2.5(a)(vi) hereof.

         "DEFEASED NOTE" has the meaning ascribed to it in SECTION 2.5(a)(v) hereof.

         "DEPOSIT SECURITY AGREEMENT" means that certain Deposit Account Security Agreement dated as of even date even date herewith between Borrower and Lender.

         "DUE DATE" means the tenth (10th) day of each calendar month, or, if in any calendar month the tenth (10th) day is not a Business Day, the Business Day immediately preceding the tenth (10th) day.

         "ERISA" means the Employee Retirement Income Security Act of 1974 (together with all rules and regulations promulgated thereunder), as amended, supplemented, or modified from time to time.

         "ERISA AFFILIATE" means any trade or business under common control (as it is defined in SECTION 414(b) or 414(c) of the Code or SECTION 4001(b)(1) of ERISA) with Borrower.

         "ELIGIBLE ACCOUNT" means either (i) an account maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the long-term unsecured debt obligations of the holding company of which) are rated by each Rating Agency in one of its two highest rating categories (or such other ratings as will not result in the rating of any of the Certificates being reduced below their respective ratings on the Closing Date and as to which the Rating Agencies may otherwise agree) or the short-term unsecured debt obligations of such depository institution or trust company or holding company, as the case may be, are rated not lower than A-1+ by the applicable Rating Agencies, or (ii) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity provided that such account is subject to fiduciary funds on deposit regulations (or internal guidelines) substantially similar to 12 C.F.R. SECTION 9.10(b), or (iii) an account in any other insured depository institution reasonably acceptable to Lender, so long as prior to the establishment of an account in any such other depository institution each of the Rating Agencies shall have delivered a Rating Comfort Letter with respect thereto.

         "ENGINEERING SURVEYS" means those reports of recent date prior to the Closing Date prepared by those companies listed on SCHEDULE D concerning the physical condition of the Mortgaged Properties.

         "ENVIRONMENTAL INDEMNITY AGREEMENT" means the Environmental Indemnity Agreement, dated as of the date hereof among Borrower, the General Partner and Lender.

         "ENVIRONMENTAL LAWS" has the meaning ascribed to it in the definition of "Hazardous Materials" herein.

         "EVENT OF DEFAULT" has the meaning ascribed to it in SECTION 7.1 hereof.

         "EXCESS CASH FLOW" means, for any Accounting Period, the difference between (i) Net Operating Income and (ii) the sum of (A) the Monthly Debt Service Payments, (B) other Debt then due and payable to the Lender pursuant to this Agreement or any of the other Loan Documents (other than Default Interest, Accrued Interest, Late Payment Fees and payments required under SECTION 2.4.4(c) hereof), and (C) in the event a Lockbox Event has occurred, to the extent not duplicative of the foregoing, withdrawals from the Cash Collateral Account applied pursuant to clauses (E) through (J) of SECTION 4.4 of the Cash Management Procedures.

         "EXISTING DEBT" means indebtedness in the amount of $175,000,000 owed to an Affiliate of Lender and secured by one or more of the Mortgaged Properties, the obligation to repay such indebtedness having been assumed by Borrower pursuant to the Contribution Agreement.

         "EXTRAORDINARY EXPENSE" shall have the meaning ascribed to such term in SECTION 5.4.3(b) hereof.

         "FINAL MATURITY DATE" means June 10, 2012.

         "FINANCIAL STATEMENTS" means the financial statements of the Borrower furnished to the Lender from time to time pursuant to SECTIONS 5.4.1 and 5.4.2 hereof.

         "FISCAL YEAR" means the period beginning January 1 of each year through and including December 31 of such year.

         "FORCE MAJEURE" means acts of God, acts of war, civil disturbance, or governmental action, excluding any casualty customarily covered by insurance.

         "GAAP" means generally accepted accounting principles in the United States of America (as such principles may change from time to time) applied on a consistent basis (except for changes in application as to which Borrower's independent certified public accountants concur), both as to classification of items and amounts, within any applicable period and as to prior periods.

         "GP CERTIFICATE" means the Restated Articles of Incorporation of Arden Finance Corp., as filed in the office of the Secretary of State of the State of California on June 9, 1997.

         "GENERAL PARTNER" means Arden Finance Corp., in its capacity as general partner of Borrower.

         "GOVERNMENTAL AUTHORITY" means any nation, government, state, or political subdivision of any thereof, including any court or any other entity exercising executive, legislative, regulatory, judicial, or administrative functions of, or pertaining to, government.

         "GROUND LEASE" means the lease of Land on which a portion of one (1) of the Mortgaged Properties is located, which ground lease is more fully described on SCHEDULE B attached hereto and incorporated herein, as the same may be amended or extended from time to time in accordance with the terms hereof.

         "GROUND LESSOR" means the ground lessor under the Ground Lease.

         "GROSS INCOME FROM OPERATIONS" shall mean all income of Borrower, computed in accordance with GAAP, derived from the ownership and operation of the Mortgaged Properties from whatever source, including, but not limited to, Rents, utility charges, escalations, forfeited security deposits, interest on credit accounts, service fees or charges, license fees, parking fees, rent concessions or credits, and other required pass-throughs but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any government or governmental agency, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, proceeds of casualty insurance and condemnation awards (other than business interruption or other loss of income insurance), and any disbursements to the Borrower from the Tax and Insurance Escrow Account, the Reserve Account or any other escrow fund established by the Loan Documents.

         "HAZARDOUS MATERIALS" means any substances, materials, or wastes, whether solids, liquids or gases, that are defined as "hazardous wastes," "hazardous substances," "toxic substances," "radioactive materials," or other substantially similar designations in, or otherwise subject to regulation under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. SECTION 9601 ET SEQ.; the Toxic Substance Control Act ("TSCA"), 15 U.S.C. SECTION 2601 ET SEQ.; the Hazardous Materials Transportation Act, 49 U.S.C. SECTION 1802 ET SEQ.; the Resource Conservation and

Recovery Act ("RCRA"), 42 U.S.C. SECTION 9601 ET SEQ.; the Clean Water Act ("CWA"), 33 U.S.C. SECTION 1251 ET SEQ.; the Safe Drinking Water Act, 42 U.S.C.
SECTION 300f ET SEQ.; the Clean Air Act ("CAA"), 42 U.S.C. SECTION 7401 ET SEQ.; or other applicable Laws pertaining to the regulation of hazardous, toxic or dangerous materials or wastes or the protection of the environment, including any plans, rules, regulations, orders or ordinances adopted, or other criteria and guidelines promulgated, pursuant to such laws, whether now or hereafter in effect (collectively referred to herein as "ENVIRONMENTAL LAWS"). Hazardous Materials includes, but is not limited to, polychlorinated biphenyls (PCBs), petroleum and petroleum products and byproducts, and asbestos.

         "HOLDERS" means the holders of record from time to time of the Certificates.

         "IMPROVEMENTS" means all buildings, structures, paving, sidewalks, parking garages and other parking areas, curbing, landscaping, signage, lighting, utilities and other improvements from time to time located on all or any part of the Land (including, without limitation, the office buildings that are located on the Land and any parking structures and other parking facilities located on any of the Land), and any modifications, additions, restorations or replacements of the whole or any part thereof.

         "IMPOSITIONS" has the meaning ascribed to it in the Mortgages.

         "INDEBTEDNESS" of any Person means (a) any liabilities and obligations of such Person, contingent or otherwise, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures, or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of such Person's business that would constitute ordinarily a trade payable to trade creditors, (iv) evidenced by bankers' acceptances, (v) for the payment of money relating to a capitalized lease obligation or sale/leaseback obligation (but excluding any obligations under any Ground Lease in existence on the Closing Date that may be a capitalized lease obligation), or (vi) evidenced by a letter of credit or a reimbursement obligation of such person with respect to any letter of credit or (b) any liabilities and obligations of others of the kind described in the preceding clause (a) that such Person has guaranteed or that are otherwise its legal liability or which are secured by any assets or property of such Person, including, without limitation, any obligations to purchase, redeem, or acquire any capital stock or similar interests.

         "INDEPENDENT DIRECTOR" means a person who is not, and has not within the past two years been, (i) an officer, director, employee, partner, member, stockholder or beneficial-interest holder of the General Partner or Borrower;
(ii) an officer, director, employee, partner, member, beneficial-interest holder or stockholder of any "Affiliate" (as defined below) of the General Partner or Borrower; (iii) a customer or supplier of Borrower or any Affiliate thereof; or
(iv) a spouse, parent, sibling, or child of any person described in (i), (ii), or (iii); PROVIDED, HOWEVER, that a person shall not be deemed to be a director of an Affiliate solely by reason of such person being a director of a single-purpose entity that would otherwise be deemed to be an Affiliate because they are under common control. For the purpose of this definition alone, "Affiliate" means any person or entity (i) which owns beneficially, directly or indirectly, more than 10% of the outstanding shares of common stock of the General Partner or which is otherwise in control of the General Partner, (ii) of which more than 10% of the outstanding voting securities are owned beneficially, directly or indirectly, by any person or entity described in clause (i) above, or (iii) which is controlled by, or under common control with, any person or entity described in clause (i) above; the terms "control" and "controlled by" shall have the meanings assigned to them in Rule 405 under the Securities Act of 1933.

         "INFORMATION" has the meaning ascribed to it in SECTION 5.4 hereof.

         "INSURANCE PROCEEDS" has the meaning ascribed to it in any applicable Mortgage.

         "INTEREST RATE" means (i) prior to the Anticipated Repayment Date, the Base Rate and (ii) from and after the Anticipated Repayment Date, the Adjusted Interest Rate.

         "LAND" means the parcels of land on which the Mortgaged Properties are located, as more fully described on SCHEDULE C attached hereto.

         "LAWS" means any statute or law, or any rules, regulations, orders or determinations made by any applicable Governmental Authority, including as to real property, but without limitation, any applicable Environmental Laws and any zoning, building, subdivision or land use laws, rules, or ordinances.

         "LEASE" means any lease or other agreement (other than a Ground lease) affecting the use, enjoyment or occupancy of the Land or the Improvements.

         "LENDER" initially means Lehman Brothers Realty Corporation, together with its successors and assigns, including, without limitation, following the assignment and transfer contemplated by SECTION 9.1 hereof, (a) the Trustee, on behalf of the Trust, or any of its successors and assigns, and (b) the Servicer, on behalf of the Trustee.

         "LENDER COSTS" means all of the costs and expenses of the Lender of the kind described in SECTION 12.7.1 hereof.

         "LIEN" means any mortgage, deed of trust, deed to secure debt, lien, claim, option, security interest, pledge, preference, priority, hypothecation, installment sale agreement, repurchase agreement or other encumbrance or security arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or title retention arrangement, and any assignment, deposit arrangement, lease or other arrangement intended as, or having the effect, of security.

         "LOAN" means the loan made by Lender to Borrower pursuant to SECTION
2.1 hereof.

         "LOAN AMOUNT" means One Hundred Seventy-Five Million and No/100 Dollars ($175,000,000).

         "LOAN DOCUMENTS" means this Agreement, the Mortgage Note, the Environmental Indemnity Agreement, the Collateral Assignment of Management Agreement, the Security Agreement, the Mortgage, the Assignment of Leases and Rents, the Deposit Security Agreement and all of the other Security Documents, and any and all other documents, agreements, certificates, notes or other instruments delivered pursuant to, or in connection with, the Loan.

         "LOCKBOX ACCOUNT" has the meaning specified in SECTION 1.1 of SCHEDULE
5.11 of this Loan Agreement.

         "LOCKBOX EVENT" has the meaning ascribed to such term in SCHEDULE 5.11 of this Loan Agreement.

         "MANAGEMENT AGREEMENT" means that certain Management Agreement dated as of the Closing Date by and between Borrower and Arden OP, as "Manager" or any management agreement entered into between Borrower and a substitute manager in accordance with SECTION 5.3 hereof.

         "MANAGER" has the meaning ascribed to it in the definition of "Management Agreement" herein, or any successor thereto, or any other Person who becomes the manager of one or more of the Mortgaged Properties in compliance with this Agreement.

         "MONTHLY DEBT SERVICE PAYMENT" has the meaning ascribed to it in
SECTION 2.4.4 hereof.

         "MORTGAGE" means the Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing executed by Borrower and delivered to Lender or certain trustees for the benefit of Lender with respect to the Mortgaged Properties, which is to be recorded in the land records of each jurisdiction in which one or more of the Mortgaged Properties are located, as security for the Loan.

         "MORTGAGE NOTE" means the promissory note described in SECTION 2.2 hereof; PROVIDED, HOWEVER, that if the principal amount of such promissory note shall be divided at any time into one or more Defeased Notes and one or more Undefeased Notes pursuant to SECTION 2.5(a)(v) hereof, "MORTGAGE NOTE" shall mean, collectively, all such Undefeased Note(s) and Defeased Note(s).

         "MORTGAGED PROPERTIES" means the seventeen office properties transferred by Arden OP to Borrower, as of the Closing Date, pursuant to the Contribution Agreement, including, without limitation, Borrower's fee or leasehold interest in the land associated with said office properties and Borrower's ownership interest in all Improvements, which Mortgaged Properties are identified on SCHEDULE 4.3.2 attached hereto.

         "NET OPERATING INCOME" means, for any period the amount obtained by subtracting Operating Expenses from Gross Income from Operations.

         "NET SALES PROCEEDS" means the aggregate amount of cash received by Borrower in respect of the sale of any Mortgaged Property and related assets less (i) the sum of all reasonable and customary out-of-pocket payments, fees, commissions and expenses, plus interest thereon, if applicable (including, without limitation, fees, commissions and expenses of legal counsel and investment bankers) paid or payable to third parties and incurred in connection with such sale, including, without limitation, the Lender, the Trustee (if any), and the Servicer (if any), and (ii) the amount (estimated reasonably and in good faith by Borrower) of income, franchise, sales and other applicable taxes required to be paid by Borrower in connection with such sale.

         "NEW NOTE" has the meaning ascribed to it in SECTION 2.2 hereof.

         "OFFICER'S CERTIFICATE" means a certificate delivered to Lender by Borrower which is signed by an authorized senior officer of the General Partner.

         "OPERATING EXPENSES" means the total of expenses, computed in accordance with GAAP, of whatever kind relating to the operation, maintenance and management of the Mortgaged Properties that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance, insurance, license fees, property taxes and assessments, advertising expenses, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Lender, and other similar costs, but excluding depreciation, Debt Service, capital expenditures and contributions to the Reserve Fund, the Tax and Insurance Escrow Account and any other reserves required under the Loan Documents.

              "ORIGINATION FEE" means a fee equal to One Million Two Hundred Thirty Thousand and No/100 Dollars ($1,230,000) to be paid by Borrower to Lender on the Closing Date.

              "PARTNERS" means Arden OP and Arden Finance Corp., in their capacities as partners of Borrower.

               "PARTNERSHIP AGREEMENT" means the agreement of limited partnership of Borrower dated as of June 5, 1997 between Arden OP and Arden Finance Corp.

              "PAYMENT DIFFERENTIAL" has the meaning ascribed to it in SECTION
2.11.1 hereof.

              "PERMITTED DEBT" means, as to Borrower:

              (i) if no Default or Event of Default has occurred and is continuing, purchase money Indebtedness and capitalized lease obligations up to an aggregate amount not in excess of $3,000,000 outstanding at any one time, in each case, for the purchase or lease of Building Equipment in the ordinary course of business (and not inconsistent with customary industry practices), which Indebtedness may be secured by a first priority lien on the goods and equipment that have been so purchased or leased, provided, no such Indebtedness shall be evidenced by a promissory note;

              (ii) if no Event of Default has occurred and is continuing, (a) unsecured Indebtedness payable or reimbursable to a tenant under a Lease, payable or reimbursable to such tenant on account of work performed or costs incurred (including tenant improvements) by such tenant in connection with its occupancy of space at a Mortgaged Property, provided such Lease is consistent with, or has been approved by Lender if required by, SECTION 1.20.11.3 of the Mortgage, which Indebtedness may not be evidenced by any form of promissory note and the aggregate outstanding amount of which Indebtedness at any one time may not exceed $5,000,000; and (b) Indebtedness solely in respect of surety and appeal bonds, performance bonds and other obligations of a like nature (to the extent that such incurrence does not result in the incurrence of any obligation to repay any obligation relating to borrowed money of others), all in the ordinary course of business in accordance with customary industry practices and, if not in the ordinary course, in an individual amount not to exceed $1,000,000; and

              (iii) if no Event of Default has occurred and is continuing, Indebtedness incurred to finance capital improvements, tenant improvements, or leasing costs associated with the Mortgaged Properties, which Indebtedness may not be secured and which Indebtedness shall be subject to the following conditions:

             (a) the aggregate of all Indebtedness incurred and outstanding pursuant to this clause (iii) shall not exceed, at any time, five percent (5%) of the outstanding principal amount of the Mortgage Note;

              (b) the maturity date of any such Indebtedness shall be no earlier than June 10, 2013;

              (c) any such Indebtedness shall be subject and subordinate to the Loan and Lender and the lender under the subordinated indebtedness shall enter into a standstill and subordination agreement acceptable to Lender in its sole discretion, which shall provide, among other things, that (i) the subordinate lender may not exercise any of its remedies so long as the Loan is outstanding, (ii) in the event a case is commenced by or against Borrower under any Bankruptcy Law, Lender shall have the right to vote on behalf of the subordinate lender in any such proceeding, (iii) the subordinate loan may not be refinanced without the consent of Lender and (iv) the documents evidencing or securing the subordinate loan may not be amended without the consent of Lender; and

              (d) the aggregate of the outstanding principal amount of the Loan and the outstanding principal amounts of all such subordinate loans shall not exceed sixty-eight percent (68%) of the appraised value of the Mortgaged Properties determined by "desktop appraisal" or other summary appraisal having an effective date no earlier than thirty (30) days prior to the funding of a subordinate loan.

"PERMITTED DEBT" means, as to the General Partner, any liability of the General Partner in its capacity as General Partner of Borrower for Permitted Debt of Borrower.

         "PERMITTED INVESTMENTS" means any one or more of the following obligations or securities which are payable on demand or available for withdrawal, in each case without penalty, or which have a scheduled maturity on or prior to the Business Day preceding the following Due Date, and having at all times the required ratings, if any, provided for in this definition, unless each Rating Agency shall have confirmed in writing to the Lender that a lower rating would not result in the withdrawal, downgrading or qualification of the ratings then assigned to the Certificates (and investments will not be disqualified as "Permitted Investments" solely because they are issued by Lender or an Affiliate of Lender):

              (i) direct obligations of, or obligations guaranteed as to full and timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States of America, PROVIDED, HOWEVER, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

              (ii) direct obligations of, or obligations guaranteed as to timely payment of principal and interest by, FHLMC, FNMA or the Federal Farm Credit System, provided that any such obligation is qualified by each Rating Agency as an investment of funds backing securities having a long-term unsecured debt rating of "AAA", PROVIDED,

         HOWEVER, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

              (iii) demand and time deposits in, or demand notes of, or certificates of deposit of, or bankers' acceptances having maturities of not more than 365 days issued by, any bank or trust company, savings and loan association or savings bank, provided that the commercial paper or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) are then rated not lower than the highest rating category of each Rating Agency, in the case of commercial paper, or in the highest category in the case of long-term debt obligations, or such lower categories as will not result (as evidenced in writing by each Rating Agency) in the withdrawal, downgrading or qualification of the rating then assigned (or, prior to the Securitization, proposed to be assigned) to the Certificates by each Rating Agency, or, in the case of short-term debt obligations which have maturities of 30 days or less, a rating of "A-1," PROVIDED, HOWEVER, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

              (iv) general obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia receiving long-term debt ratings by each Rating Agency equal to the highest rating then assigned (or, prior to the Securitization, proposed to be assigned) to any Class of Certificates by such Rating Agency or such lower category as will not result in the withdrawal, downgrading, or qualification of the rating then assigned (or, prior to the Securitization, proposed to be assigned) to the Certificates by each Rating Agency (as evidenced in writing by each Rating Agency), PROVIDED, HOWEVER, that the investments described in this clause must
         (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

              (v) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by each Rating Agency in its highest short-term unsecured rating category, and is issued by a corporation the outstanding senior debt obligations of which are then rated by each Rating Agency in its highest short-term unsecured rating category or its highest long-term unsecured rating category, as applicable, PROVIDED, HOWEVER, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

              (vi) guaranteed reinvestment agreements maturing in 365 days or less from the date of investment issued by any bank, insurance company, or other corporation rated in the highest rating category by each Rating Agency provided that any such agreement must by its terms provide that it is terminable by the purchaser without penalty in the event any such rating is at any time lower than such level, PROVIDED, HOWEVER, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

              (vii) repurchase obligations maturing in 365 days or less from the date of investment with respect to any security described in clause (i) or (ii) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in (iii) above, PROVIDED, HOWEVER, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity, PROVIDED, HOWEVER, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

              (viii) debt securities (other than stripped bonds or stripped coupons) maturing in 365 days or less from the date of investment bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and rated by each Rating Agency in its highest long-term unsecured rating category; PROVIDED, HOWEVER, that securities issued by any such corporation will not be Permitted Investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of any Account, to exceed 20% of the aggregate principle amount of all Permitted Investments then held in the Accounts, PROVIDED, FURTHER, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

              (ix) any money market funds rated "AAAm" or "AAAm-G" (or equivalent), PROVIDED, HOWEVER, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity; and

              (x) such other obligations as are acceptable as Permitted Investments to each Rating Agency, as evidenced by the delivery by each Rating Agency of a Rating Comfort Letter;

PROVIDED, HOWEVER, that each such instrument continues to qualify as a "cash flow investment" pursuant to Code SECTION 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment; and PROVIDED, FURTHER, that (a) variable interest on any such investment shall be based on a single index and vary proportionally with such index, and no such instrument or investment shall have a rating by the Rating Agencies with the "r" symbol (or equivalent symbol) attached.

         "PERMITTED LIENS" means any of the following:

              (i)  the Liens of the Mortgages and other Security Documents;

              (ii) Liens for taxes, assessments and other governmental charges not yet due and payable or due and payable, but not yet delinquent, or that are being contested in good faith by appropriate proceedings and as to which adequate deposits have been made with Lender as required by SECTION 6.2;

              (iii) deposits or pledges to secure the payment of workmen's compensation, unemployment insurance or other social security benefits or obligations, or to secure the performance of trade contracts, leases, public or statutory obligations, surety or appeal bonds or other obligations of a like general nature incurred in the ordinary course of business;

              (iv) landlords', mechanics', materialmen's, warehousemen's, carriers', or other like Liens arising in the ordinary course of business securing obligations which are not overdue for a period longer than 30 days, or which are being contested in good faith by appropriate proceedings which are being diligently pursued (with deposits having been made with Lender as required by SECTION 6.2) or as to which the Liens are bonded to the satisfaction of Lender;

              (v) easements, rights of way, zoning, similar restrictions, and other similar encumbrances or title defects that, singly or in the aggregate, do not in any case materially detract from the value of the property subject thereto (as such property is used by Borrower);

              (vi) Liens arising by operation of law in connection with judgments, only to the extent, for an amount, and for a period not resulting in an Event of Default with respect thereto;

              (vii) Liens securing capitalized lease obligations insofar as such Liens cover assets acquired pursuant to such capitalized lease obligations and such capitalized lease obligations constitute Permitted Debt; and

              (viii) Liens securing assets acquired pursuant to purchase money Indebtedness, which Indebtedness constitutes Permitted Debt.

              "PERSON" means an individual, a partnership, a corporation, a trust, an unincorporated organization, a joint venture or other business entity, a limited liability company, or a government or any department, agency or political subdivision thereof.

              "PLAN" means any plan, program or arrangement, whether or not written, that is or was an "employee benefit plan" as it is defined in ERISA and
(a) that was or is established or maintained by Borrower or any ERISA Affiliate;
(b) under which Borrower or any ERISA Affiliate has contributed or has been obligated to contribute or to fund or provide benefits, or under which Borrower or any ERISA Affiliate has any liability; or (c) that provides or promises benefits to any person who performs or has performed services for Borrower or any ERISA Affiliate who, because of such services, is or was a participant therein or entitled to benefits thereunder.

              "POOLING AND SERVICING AGREEMENT" has the meaning ascribed to it in SECTION 9.1 hereof.

              "PREPAYMENT DATE" means the date on which any voluntary or involuntary prepayment of principal is made or required to be made.

              "PRIME RATE" means the rate that is published from time to time as the "prime rate" in THE WALL STREET JOURNAL listing of "Money Rates" and shall be the average of all such rates in effect at any one time if more than one rate is quoted. If this index ceases to be published in THE WALL STREET JOURNAL, an alternate index of similar nature will be selected by Lender in its reasonable discretion.

              "QUALIFIED INSURANCE COMPANIES" has the meaning ascribed to it in
SECTION 1.7.2 of the form of Mortgage attached hereto as EXHIBIT B hereof.

               "QUALIFIED MANAGER" has the meaning ascribed to such term in
SECTION 5.3.2 hereof.

              "REMIC" has the meaning ascribed to it in SECTION 2.5 hereof.

              "RATING AGENCIES" shall mean (i) prior to the Securitization, Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., and Moody's Investors Services, Inc. (except that, where a particular provision in any Loan Document specifies one or more Rating Agencies by name, "RATING AGENCIES" shall mean the rating agency or rating agencies so specified) and (ii) after the Securitization, such of the following as actually rate the securities issued in connection with the

Securitization: Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P., or any other nationally recognized statistical rating agency selected by Lender.

         "RATING COMFORT LETTER" with respect to any event or proposed course of action or inaction, means a written confirmation from the Rating Agencies that no rating assigned by such Rating Agencies to any of the Certificates will be downgraded, qualified or withdrawn, or placed on a credit watch with negative implications, as a result of such event or proposed action or inaction; provided that if the Securitization has not taken (or as certified by Lender, will not take) the form of a transaction rated by the Rating Agencies, then "RATING COMFORT LETTER" shall instead mean that the matter in question shall be subject to the prior approval of Lender, which shall not be unreasonably withheld unless expressly stated to be in Lender's sole and absolute discretion.

         "REFERENCE PERIOD" means the twelve (12) full consecutive calendar months ended immediately preceding the date as of which any determination with respect to a Reference Period is made hereunder and for which internal financial statements of Borrower are available. As used herein, the Reference Period "applicable" to any sale of a Mortgaged Property, Release, or other event shall mean the Reference Period immediately preceding such event for which internal financial statements of the Borrower are available.

         "REINVESTMENT YIELD" has the meaning ascribed to it in SECTION 2.11.2 hereof.

         "RELEASE" means the release of one or more Mortgaged Properties from the Lien of the Mortgage and the other Security Documents pursuant to the provisions of SECTION 2.7, SECTION 2.8, SECTION 2.9 or SECTION 2.10 hereof. "RELEASED" shall have a correlative meaning.

         "RELEASE PRICE" means, with respect to a specified Mortgaged Property, 125% of the Allocated Loan Amount for such Mortgaged Property, PROVIDED, HOWEVER, that in no event shall the Release Price for a Mortgaged Property be greater than the then outstanding aggregate principal amount of the Loan.

         "REMAINING MORTGAGED PROPERTIES" means the Mortgaged Properties that will remain subject to the Lien of any Mortgage following a Release or several Releases to be made on the same day.

         "RENTS" means all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses, if any), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Mortgaged Properties, or any portion thereof, and proceeds, if any, from business interruption or other loss of income insurance.

         "RESERVE ACCOUNT" has the meaning ascribed to such term in SCHEDULE
5.11 of this Loan Agreement

         "RESERVE REQUIREMENT" means Four Million Dollars ($4,000,000).

         "RESTORATION" has the meaning ascribed to it in the form of Mortgage attached hereto as EXHIBIT B.

         "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc.

         "SCHEDULED DEFEASANCE PAYMENTS" has the meaning ascribed to it in
SECTION 2.5(b) hereof.

         "SEC" means the Securities and Exchange Commission of the United States of America.

         "SECURITIZATION" has the meaning ascribed to it in SECTION 9.1 hereof.

         "SECURITY AGREEMENT" means that certain Security Agreement dated as of even date herewith between Borrower and the Lender.

         "SECURITY DOCUMENTS" means, collectively or individually, as the context may require, the Mortgages, the Collateral Assignment of Management Agreement, the Assignments of Leases and Rents, the Security Agreement, the Deposit Security Agreement and such other documents as are executed and delivered by any Person to grant additional security for the repayment of the Loan.

         "SERVICER" has the meaning ascribed to it in SECTION 9.1 hereof.

         "SINGLE PURPOSE" means, with respect to a Person, that such Person,
(A) at all times since its formation, except as otherwise permitted in or contemplated by the Loan Documents (i) has been a duly formed and existing limited partnership, limited liability company, or corporation, as the case may be; (ii) has observed all customary formalities regarding its partnership, limited liability company or corporate existence; (iii) has maintained financial statements, accounting records, and other partnership, limited liability company, or corporate documents separate from those of any other Person (PROVIDED that nothing shall prohibit such Person from being included in the consolidated financial statements or tax group of another Person); (iv) has not commingled its assets with those of any other Person; (v) has paid its own liabilities out of its own funds, including funds contributed to its capital by its respective equity holders, and all such capital contributions have been reflected properly in its books and records; (vi) has allocated fairly and reasonably any overhead for shared office expenses; (vii) has identified itself in all dealings with the public, under its own name and as a separate and distinct entity (PROVIDED that nothing shall prohibit such Person from engaging a manager to represent such Person with respect to tenants, vendors, and other parties, in accordance with standard industry practice); (viii) has not identified itself as being a division or part of any other Person; (ix) has not identified any other Person as being a division or part of such Person; (x) has corrected any known misunderstanding regarding their separate identities; (xi) has been adequately capitalized in light of the nature of its business; (xii) has not assumed or guaranteed the obligations of any other Person (other than by virtue of being a general partner of such other Person but only if such other Person is Borrower and PROVIDED, that this clause shall not be deemed to be violated by reason of joint and several liabilities arising as a matter of law); and (xiii) has not engaged in any other business other than as permitted by the Loan Documents, (B) such person has agreed to or is subject to covenants substantially to the effect of SECTIONS 5.10, 5.12, 6.1, 6.3, 6.4 and 6.5 hereof and (C) if such Person is an entity, such person's organizational documents contain restrictions similar to those contained in Article II of the GP Certificate as in effect on the date hereof.

         "SUBSTANTIVE NON-CONSOLIDATION OPINION" means an opinion of counsel substantially similar to the provisions of the opinion of Borrower's counsel delivered on the Closing Date to the effect that the assets and liabilities of Borrower or the General Partner will not be substantively consolidated with those of Arden OP or Arden REIT in the event that Arden OP or Arden REIT were to become the subject of bankruptcy or insolvency proceedings (with such changes as are necessary to reflect the identity and operations of the parties addressed in such Substantive Non-Consolidation Opinion).

         "SUBSTITUTE PROPERTY" has the meaning ascribed to it in SECTION 11 hereof.

         "SUBSTITUTED PROPERTY" has the meaning ascribed to it in SECTION 11 hereof.

         "SUBSTITUTION CONDITIONS" has the meaning ascribed to it in SECTION 11 hereof.

         "SUCCESSOR BORROWER" has the meaning ascribed to it in SECTION 2.12 hereof.

         "TAKING" has the meaning ascribed to it in any applicable Mortgage.

         "TAX AND INSURANCE ESCROW ACCOUNT" shall have the meaning ascribed to such term in SECTION 5.11 hereof.

         "TITLE COMPANY" has the meaning ascribed to it in SECTION 4.3.2 hereof.

         "TITLE INSURANCE POLICY" and "TITLE INSURANCE POLICIES" have the meanings ascribed to them in SECTION 4.3.2 hereof.

         "TRANSACTION DOCUMENTS" means the Loan Documents, the Contribution Agreement, and all documents to be delivered pursuant to the terms hereof and thereof or that are executed and delivered by Borrower in connection with the transactions contemplated hereby or thereby.

         "TREASURY RATE" has the meaning ascribed to it in SECTION 2.11.2 hereof.

         "TRUST FUND" has the meaning ascribed to it in SECTION 12.7.2 hereof.

         "TRUSTEE" has the meaning ascribed to it in SECTION 9.1 hereof.

         "U.C.C." or "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as in effect in the State of New York or, in the case of any particular item of real or tangible personal property, in the State in which such property is located.

         "U.S. OBLIGATIONS" means direct, non-callable obligations of the United States of America.

         "UNDEFEASED NOTE" has the meaning ascribed to it in SECTION 2.5(a)(v) hereof.

         "YIELD MAINTENANCE PAYMENT" has the meaning ascribed to it in SECTION
2.11.1 hereof.

    1.2.     DEFINITIONS INCORPORATED BY REFERENCE

         Any term defined in SECTION 1.1 by reference to another agreement, instrument or other document shall mean such agreement, instrument or document as it may be amended, supplemented or modified from time to time, but only to the extent such amendment, supplement or modification is permitted by the terms hereof. If any such agreement, instrument or other document shall be replaced or superseded in accordance with the terms hereof (for example, if the Management Agreement is replaced by an agreement with another Qualified Manager, the definition incorporated by reference in SECTION 1.1 to such agreement, instrument or other document shall thereafter have the meaning established under the replaced or superseded document, with any such changes as (a) shall be necessary to conform to the replacement or superseding agreement, instrument or document or (b) are otherwise agreed to by the Lender in writing.


    1.3.    OTHER DEFINITIONAL PROVISIONS

         The terms defined in SECTION 1.1 hereof may not comprise all of the defined terms contained in this Agreement. Capitalized terms not defined in
SECTION 1.1 hereof shall have the meanings ascribed to them elsewhere herein. Accounting terms used in this Agreement but not defined herein shall have the respective meanings given to them under GAAP. The words "hereof," "herein" and "hereunder" and words of similar character when used in this Agreement shall refer to this Agreement as a whole and shall not be limited to any particular provision of this Agreement.


2.        THE LOAN


    2.1.    MAKING THE LOAN

         In reliance upon the representations, warranties, covenants and agreements of Borrower contained herein and in the other Loan Documents, and upon full satisfaction by Borrower of the terms and conditions precedent set forth in ARTICLE 4 of this Agreement, Lender agrees to make a loan (the "LOAN") to Borrower, which Loan shall be advanced to Borrower in a single advance of immediately available funds equal to the Loan Amount. The Loan Amount shall be used solely for the purposes described in SECTION 2.3 hereof. The Loan will be secured by, among other things, a Mortgage encumbering the Mortgaged Properties and other Improvements and granting a lien on and security interest in certain other Property described in the Mortgage and by other Security Documents effecting and granting a lien on and security interest in such other Collateral, and shall bear interest at the rates per annum specified in SECTION 2.4 hereof. Notwithstanding that Borrower will receive an advance only of the Net Loan Proceeds, Borrower shall be required to repay the full Loan Amount in the manner described herein.


    2.2.    MORTGAGE NOTE

         The obligation of Borrower to repay the full Loan Amount, together with interest thereon, and Yield Maintenance Payments, Defeasance Deposits and other charges, if any, related thereto, shall be evidenced by that certain Mortgage Note made by Borrower as of the Closing Date to the order of Lender (the "MORTGAGE NOTE"), substantially in the form of EXHIBIT A attached hereto and incorporated herein, in the original principal amount of One Hundred Seventy-Five Million and No/100 Dollars ($175,000,000).

         The Borrower hereby irrevocably appoints the Lender and its successors and assigns, with full power of substitution, as its attorney-in-fact, solely for the purpose, from time to time in connection with a foreclosure on any Mortgaged Property following an Event of Default and/or acceleration of the maturity of the Loan, of executing two or more promissory notes (each, a "NEW NOTE") substantially in the form of EXHIBIT A, with an aggregate face principal balance equal to the principal amount then outstanding under the Mortgage Note (with a notation on each such New Note as to the outstanding principal amount of the Loan allocated to each such New Note) and marking each promissory note that is to be replaced with such New Notes (whether the original Mortgage Note or any Defeased Note or Undefeased Note) "SUBSTITUTED." Such power of attorney is a limited power of attorney coupled with an interest.


    2.3.    USE OF LOAN PROCEEDS

         Borrower agrees that the proceeds of the Loan shall be used solely for the purpose of repaying or causing repayment of a portion of the Existing Debt (the obligation to repay such indebtedness having been assumed by Borrower pursuant to the Contribution Agreement), including the payment of fees and expenses associated therewith and for the purpose of the funding of the Reserve Account.


    2.4.    PAYMENT OF PRINCIPAL AND INTEREST

         SECTION 2.4.1. PAYMENTS ON THE MORTGAGE NOTE.

          All payments made on the Mortgage Note shall be made in the manner, and subject to the conditions, provided in this Agreement and the Mortgage Note. The Mortgage Note shall not be prepayable except as expressly provided for in this SECTION 2.4.1, and in SECTION 2.5, SECTION 2.7, SECTION 2.8, SECTION
2.9 and SECTION 2.10 hereof. On any Due Date occurring on or after the date that is three (3) months prior to the Anticipated Repayment Date, the Mortgage Note may be prepaid, at the option of the Borrower, in full or in part, without penalty or premium. To the extent not previously paid, the entire Debt shall be due and payable on the Final Maturity Date.

         SECTION 2.4.2. INTEREST.

          (a) Except as set forth in SECTIONS 2.4.4(b) with respect to interest accruing at the Default Interest Rate, the Debt shall bear interest for each Debt Service Period at the applicable Interest Rate then in effect and shall be payable as provided herein.

              (b) Calculations of interest shall be made on the basis of a 360-day year and the actual number of days elapsed during each Debt Service Period.

         SECTION 2.4.3. PAYMENTS WITHOUT DEDUCTION, ETC.

          All payments of the Debt to Lender shall be absolute and unconditional, shall be paid strictly in accordance with the terms of the Loan Documents without being subject to any claim, set-off, defense or other right which Borrower may have against Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any other circumstance or happening whatsoever. Borrower shall pay such payments to the Lender free and clear of, and without deduction for, any and all present or future taxes, levies, imposts, deductions, charges, penalties or withholdings, and any liabilities with respect thereto, by whomever imposed, other than present or future taxes on the income of Lender or franchise taxes imposed on Lender as a result of its conducting business in specific jurisdictions. Borrower shall pay and indemnify and hold Lender harmless from and against, any present or future claim or liability for United States, state or local taxes or assessments on the ownership by Lender of the debt obligations of Borrower evidenced by the Mortgage Note, or on the principal, interest, fees or other amounts payable under any Loan Documents or otherwise in respect of the Debt (other than income or franchise taxes imposed on the Lender or its Affiliates by any jurisdiction). The obligations of the Borrower hereunder shall survive repayment of the Debt and termination of the Loan Documents.

         SECTION 2.4.4. PERIODIC PAYMENTS.

          (a) On July 10, 1997, Borrower shall pay to Lender interest on the Mortgage Note of the Base Rate for the period commencing on the Closing Date and ending on July 9, 1997.

         (b) On August 10, 1997 and on each Due Date thereafter, the Borrower shall pay interest on the outstanding principal of the Mortgage Note at the Base Rate for the prior Debt Service Period (the "MONTHLY DEBT SERVICE PAYMENT").

         At any time while an Event of Default has occurred and is continuing, the Borrower shall, in addition to the Monthly Debt Service Payment and other amounts due hereunder, be liable for the payment of interest at the Default Interest Rate (rather than the Interest Rate) (which interest is payable both before and after Lender has obtained a judgment with respect to the Loan); PROVIDED, HOWEVER, that for the purposes of this sentence, an Event of Default shall be considered to have occurred and be continuing only until such Event of Default has been cured, including, without limitation, pursuant to the provisions of SECTION 7.1.3 hereof, if applicable. Following the occurrence of a Lockbox Event, the priority of payment of Default Interest shall be as set forth in the Cash Management Procedures attached as Schedule 5.11 hereto). Payment or acceptance of the increased rates provided for in this SECTION 2.4.4(b) is not a permitted alternative to timely payment or full performance by the Borrower and shall not constitute a waiver of any Default or Event of Default or an amendment to this Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Lender.

         (c) From and after the Anticipated Repayment Date, interest shall accrue on the outstanding principal balance of the Mortgage Note at the Adjusted Interest Rate. On each Due Date after the Anticipated Repayment Date, Borrower shall continue to pay to Lender the Monthly Debt Service Payment computed at the Base Rate. Payment of all interest accruing in respect of the Mortgage Note after the Anticipated Repayment Date in the amount equal to the difference between the amount that accrues at the Adjusted Interest Rate and the amount that is paid at the Base Rate ("ACCRUED INTEREST") shall (a) be deferred, and
(b) to the extent permitted by applicable law, accrue interest at the Adjusted Interest Rate. If not sooner paid, all Accrued Interest together with interest thereon (to the extent permitted by applicable law) shall be due and payable in full on the Final Maturity Date. From and after the Anticipated Repayment Date, Borrower shall pay to Lender on each Due Date (without duplication), until the entire Debt is repaid in full, Excess Cash Flow for the Debt Service Period relating to such Due Date; each monthly payment of Excess Cash Flow made by Borrower under the Mortgage Note after the Anticipated Repayment Date shall be applied first to the reduction of the outstanding principal balance of the Mortgage Note and after the principal balance of the Mortgage Note has been paid in full to the reduction of the outstanding amount of Accrued Interest (together with any interest thereon).

         (d) In addition to Default Interest, in the event Borrower fails to make any Monthly Debt Service Payment, Yield Maintenance Payment or other payment hereunder when due, Borrower shall be liable for the payment of a late charge equal to five percent (5%) of the amount of the payment (the "LATE PAYMENT FEE"); provided, however, prior to a Securitization, Borrower shall not be liable to pay a Late Payment Fee the first time Borrower fails to make a Monthly Debt Service Payment when due. Following the occurrence of a Lockbox Event, the priority of payment of a Late Payment Fee shall be as set forth in the Cash Management Procedures. Payment or acceptance of a Late Payment Fee under this SECTION 2.4.4(d) is not a permitted alternative to timely payment or full performance by Borrower and shall not constitute a waiver of any Default or Event of Default or an amendment to this Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Lender. Borrower acknowledges that its obligation to pay a Late Payment Fee may be separated from the other obligations of Borrower hereunder, and may be held or transferred separately from the other obligations of Borrower hereunder.

         2.4.5.    INSUFFICIENT PAYMENTS

         In the event that Borrower fails to pay all amounts due and payable on the Mortgage Note on any Due Date, unless otherwise determined by Lender, all cash paid by the Borrower on such date and all proceeds realized on the sale of Collateral pursuant to any of the Loan Documents shall be applied in the following order of priority to the extent of the cash so paid or proceeds realized:

         FIRST:  to pay (a) all amounts that are due and unpaid under SECTION
    12.7.1 hereof and under SECTION 7.5 hereof, if applicable (b) all costs, if any, incurred by Lender in acting on behalf of Borrower as provided in the Loan Documents and (c), if applicable, all costs and expenses incurred by the Lender in enforcing this Loan Agreement and any of the other Loan Documents, including all costs and expenses of the foreclosure and/or sale of the Collateral or any part thereof or any interest therein, and all costs and expenses of entering upon, taking possession of, removing, holding, constructing improvements on, and operating and managing the Collateral or any part thereof, and all costs and expenses of repairs, renewals, replacements, additions, betterments, and improvements to the Collateral, in each case in accordance with the Loan Documents, and all reasonable attorneys' and accountants' fees and disbursements, including any appraisals that may reasonably be required by Lender, incurred in connection with any of the foregoing, together with any compensation payable under SECTION 4.3 of any Mortgage;

         SECOND: to pay interest at the Base Rate then due and payable on the Mortgage Note;

         THIRD: to pay all amounts of principal due and payable on the Mortgage Note (whether at maturity, on a date fixed for any payment or prepayment thereof, upon acceleration, or otherwise), until the principal balance has been reduced to zero;

         FOURTH:  to pay any Yield Maintenance Payments then due and payable;

         FIFTH: to pay any Default Interest and Late Payment Fees then due and payable; and

         SIXTH: to pay Accrued Interest, if any (plus interest thereon at the Adjusted Rate).

All proceeds realized upon the sale of Collateral pursuant to any of the Loan Documents shall be applied in accordance with the foregoing as of the Due Date next occurring following any such sale.


    2.5.   DEFEASANCE


            (a) At any time during the period commencing on (i) the first Business Day after the date that is the earlier of (A) two years after the "startup day," within the meaning of Section 860G(a)(9) of the Code, of a "real estate mortgage investment conduit," within the meaning of Section 860d of the Code (a "REMIC"), that holds the Mortgage Note and (B) three years after the Closing Date, and ending on (ii) the date that is three (3) months prior to the Anticipated Repayment Date (such period being sometimes referred to herein as the "DEFEASANCE PERIOD"), and provided no Event of Default has occurred and is continuing (other than on Event of Default that will be cured by the release of a Mortgaged Property or Mortgaged Properties from the Lien of the Security Documents pursuant to the provisions of Section 7.1.3 hereof), Borrower may voluntarily defease all or any portion of the Loan by providing Lender with the Defeasance Deposit (hereinafter, a "DEFEASANCE EVENT"). Each Defeasance Event by the Borrower shall be subject to the satisfaction of the following conditions precedent:

         (i) Borrower shall provide not less than twenty (20) days prior written notice to Lender specifying a regularly scheduled payment date (the "DEFEASANCE DATE") on which the Defeasance Event is to occur. Such notice shall indicate the principal amount of the Mortgage Note to be defeased;

         (ii) Borrower shall pay to Lender all accrued and unpaid interest on the principal balance of the Mortgage Note to but not including the Defeasance Date. If for any reason the Defeasance Date is not a regularly scheduled payment date, the Borrower shall also pay interest that would have accrued on the Mortgage Note through the next regularly scheduled payment date;

         (iii) Borrower shall pay to Lender all other sums, not including scheduled interest or principal payments, due under the Mortgage Note, this Agreement, the Mortgage, and the other Loan Documents;

         (iv) Borrower shall pay to Lender the required Defeasance Deposit for the Defeasance Event;

         (v) In the event only a portion of the Loan is the subject of the Defeasance Event, Borrower shall prepare all necessary documents to amend and restate the Note and issue two substitute notes, one note having a principal balance equal to the defeased portion of the original Note (the "DEFEASED NOTE") and the other note having a principal balance equal to the undefeased portion of the Note (the "UNDEFEASED NOTE"). The Defeased Note and Undefeased Note shall have identical terms as the Note except for the principal balance. A Defeased Note cannot be the subject of any further Defeasance Event;

         (vi) Borrower shall execute and deliver a security agreement, in form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations purchased with the Defeasance Deposit in accordance with this provision of this SECTION 2.5 (THE "DEFEASANCE SECURITY AGREEMENT");

         (vii) Borrower shall deliver an opinion of counsel for Borrower in form satisfactory to Lender in its sole discretion stating, among other things, that Borrower has legally and validly transferred and assigned the U.S. Obligations and all obligations, rights and duties under and to the Mortgage Note or Defeased Note (as applicable) to the Successor Borrower, that Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Obligations delivered by Borrower, that such Defeasance will not adversely affect the status of the entity holding the interest in the Mortgage Note as a REMIC (assuming for such purpose that such entity otherwise qualifies as a REMIC) and that such Defeasance will not result in a deemed exchange of the Certificates pursuant to
    SECTION 1001 of the Code;

         (viii) Borrower shall deliver a Rating Comfort Letter from the Rating Agencies in connection with the Defeasance Event. If required by the applicable Rating Agencies, the Borrower shall also deliver or cause to be delivered a Substantive Non-Consolidation Opinion with respect to the Successor Borrower in form and substance satisfactory to Lender and the applicable Rating Agencies;

         (ix) Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this SECTION 2.5(a) have been satisfied;

         (x) Borrower shall deliver to Lender a certificate of Borrower's independent certified public accountant certifying that the U.S. Obligations purchased with the Defeasance Deposit will generate monthly amounts equal to or greater than the required Scheduled Defeasance Payments;

         (xi) Borrower shall deliver such other certificates, documents or instruments as Lender may reasonably request; and

         (xii) Borrower shall pay all costs and expenses of Lender incurred in connection with the Defeasance Event, including any costs and expenses associated with a release of the Lien of the Mortgage as provided in
    SECTION 2.8 hereof or SECTION 2.9 hereof, as applicable, as well as reasonable attorneys' fees and expenses.

              (b) In connection with each Defeasance Event, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations which provide payments on or prior to, but as close as possible to, all successive Due Dates after the Defeasance Date upon which interest payments are required under the Mortgage Note, in the case of a Defeasance Event for the entire outstanding principal balance of the Loan, or the Defeased Note, in the case of a Defeasance Event for only a portion of the outstanding principal balance of the Loan, as applicable, and in amounts equal to the scheduled payments due on such Due Dates under the Mortgage Note or the Defeased Note, as applicable, and assuming such Mortgage Note or Defeased Note is paid in full on the Anticipated Repayment Date (the "SCHEDULED DEFEASANCE PAYMENTS"). Borrower, pursuant to the Defeasance
Security Agreement or other appropriate document, shall authorize and direct that the payments received from the U.S. Obligations may be made directly to the Cash Collateral Account (unless otherwise directed by Lender) and applied to satisfy the obligations of Borrower under the Mortgage Note or the Defeased Note, as applicable.

    2.6.   RELEASE OF PROPERTY

         Except as set forth in SECTION 2.7, SECTION 2.8, SECTION 2.9 or
SECTION 2.10, no repayment, prepayment or defeasance of all or any portion of the Mortgage Note shall cause, give rise to a right to require, or otherwise result in, the release of the Lien of the Mortgage on any of the Mortgaged Properties.

    2.7. PARTIAL RELEASE IN CONNECTION WITH A CASUALTY OR TAKING BEFORE DEFEASANCE PERIOD

         In the event that, prior to (a) the first day of the Defeasance Period, a Mortgaged Property has suffered a total or substantial Taking or Casualty (in each case, as to which Restoration is not required or permitted under the Mortgage) or (b) a Securitization, a Default of the type described in
SECTION 7.1.3 occurs that can be cured by a Release of a Mortgaged Property from the lien of the Security Documents, Borrower shall cause the Release of such Mortgaged Property from the Lien of the Security Documents upon the satisfaction of the following conditions:

         (a) Borrower shall provide not less than 30 days' notice to Lender specifying a Due Date on which the amount set forth in clause (c) below is to be provided to Lender, which notice shall be accompanied by a certificate of the Borrower and the General Partner, signed by a duly authorized officer of the General Partner, to the effect that no Default or Event of Default has occurred and is continuing (or, in the case of a Default or Event of Default that shall be cured or avoided by the Release of the affected Mortgaged Property, describing the nature of such Default or Event of Default, and certifying that such Default or Event of Default shall be cured by such Release) and that such Release will comply with all applicable requirements of this SECTION 2.7;

         (b) Borrower shall pay to Lender all interest that is accrued and unpaid on the principal balance of the Mortgage Note and all other sums due under the Loan Documents, through and including such Due Date, including, without limitation, all reasonable costs and expenses of Lender incurred in connection with the Release, including any costs and expenses associated with a release of the Lien of the Security Documents and reasonable attorneys' fees and expenses;

         (c) Borrower shall pay to Lender, to be applied to prepayment of the outstanding principal balance of the Loan, an amount equal to (1) in the case of a prepayment pursuant to clause (b) of the first paragraph of this SECTION 2.6, the Release Price and the Yield Maintenance Payment for such Mortgaged Property or (2) in the case of a Release pursuant to clause (a) of the first paragraph of this SECTION 2.6, an amount equal to the greater of (a) and (b), in which (a) is the Allocated Loan Amount for such Mortgaged Property and (b) is the lesser of (x) the Release Price for such Mortgaged Property and (y) the sum of the Net Sales Proceeds received by Borrower from the sale of the Mortgaged Property or the part thereof that remains following the Taking or Casualty, plus the remaining Award or Insurance Proceeds not previously applied to repayment of the Loan or Restoration;

         (d) Borrower shall deliver to Lender, for execution, forms of release of such Mortgaged Property from the Lien of the Security Documents appropriate for the jurisdiction in which such Mortgaged Property is located;

         (e) if the Release is being requested in order to avoid an Event of Default pursuant to SECTION 7.1.3 hereof, Borrower shall deliver to Lender evidence reasonably satisfactory to Lender, that after giving effect to such Release, the Debt Service Coverage Ratio for the Remaining Mortgaged Properties shall be equal to the greater of (i) 2.052:1, and (ii) the Debt Service Coverage Ratio for the

Remaining Mortgaged Properties and the Mortgaged Properties to be released for the twelve (12) full calendar months immediately preceding the release of the Mortgaged Properties to be released;

         (f) Borrower shall provide to Lender an opinion of counsel in form and substance, and from a firm, acceptable to Lender in the exercise of its sole discretion, that such Release would not adversely affect the status of the entity holding the interest in the Mortgage Note as a REMIC (assuming for such purpose that such entity otherwise qualifies as a REMIC) and that such Release will not result in a deemed exchange of the Certificates pursuant to Section 1001 of the Code.


    2.8.   RELEASE OF ALL THE PROPERTIES DURING DEFEASANCE PERIOD

         (a) At any time during the Defeasance Period, if Borrower has elected to defease the entire outstanding principal balance of the Mortgage Note and the requirements of SECTION 2.5 have been satisfied, all of the Mortgaged
Properties shall be released from the Lien of the Mortgage and the U.S. Obligations, pledged pursuant to the Defeasance Security Agreement, shall be the sole source of collateral securing the Note.

         (b) In connection with the release of the Lien, Borrower shall submit to Lender, not less than thirty (30) days prior to the Release Date, a release of Lien (and related Loan Documents) for each Mortgaged Property for execution by Lender. Such release shall be in a form appropriate in each jurisdiction in which a Mortgaged Property is located and satisfactory to Lender in its sole discretion. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Laws, and (ii) will effect such Releases in accordance with the terms of this Agreement.


    2.9.   RELEASE OF INDIVIDUAL MORTGAGED PROPERTIES DURING THE DEFEASANCE
           PERIOD

         At any time during the Defeasance Period, in connection with any Defeasance of less than the entire principal balance of the Mortgage Note, Borrower may obtain (i) the Release of one or more Mortgaged Properties from the Lien of the Mortgage thereon (and related Loan Documents) and (ii) the release of Borrower's obligations under the Loan Documents with respect to such Mortgaged Properties (other than those expressly stated to survive), upon satisfaction of each of the following conditions:

         (a) the principal balance of the Defeased Note issued in connection with such Defeasance shall equal or exceed the aggregate Release Prices for the Mortgaged Properties then being Released;

         (b)  the requirements of SECTION 2.5 have been satisfied;

         (c) Borrower shall submit to Lender, not less than thirty (30) days prior to the date of such Release, a release of Lien (and related Loan Documents) for each such Mortgaged Property for execution by Lender. Such release shall be in a form appropriate in the jurisdiction in which such Mortgaged Property is located and satisfactory to Lender in its sole discretion. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Laws, (ii) will effect such release in accordance with the terms of this

Agreement, and (iii) will not impair or otherwise adversely affect the Liens, security interests and other rights of Lender under the Loan Documents not being released (or as to the parties to the Loan Documents and Mortgaged Properties subject to the Loan Documents not being released); and

         (d) After giving effect to such release, the Debt Service Coverage Ratio for the Remaining Mortgaged Properties shall be equal to the greater of
(i) 2.052:1, and (ii) the Debt Service Coverage Ratio for the Remaining Mortgaged Properties and the Mortgaged Properties to be released for the twelve
(12) full calendar months immediately preceding the release of the Mortgaged Properties to be released.


    2.10.        PARTIAL RELEASE AFTER DEFEASANCE PERIOD

         On any Due Date occurring on or after the last day of the Defeasance Period, upon the sale of any Mortgaged Property to any Person, Borrower may cause the Release of such Mortgaged Property from the Lien of the Security Documents upon the satisfaction of the following conditions:

         (a) Borrower shall provide not less than 30 days' notice to Lender specifying a Due Date on which the amount set forth in clause (c) below is to be provided to Lender, which notice shall be accompanied by a certificate of Borrower and the General Partner, signed by a duly authorized officer of the General Partner, to the effect that no Default or Event of Default has occurred and is continuing (or, in the case of a Default or Event of Default that shall be cured or avoided by the Release of the affected Mortgaged Property, describing the nature of such Default or Event of Default, and certifying that such Default or Event of Default shall be cured by such Release) and that such Release will comply with all applicable requirements of this SECTION 2.10;

         (b) Borrower shall pay to Lender all interest that is accrued and unpaid on the principal balance of the Mortgage Note and all other sums due under the Loan Documents, through and including such Due Date;

         (c) Borrower shall pay to Lender, to be applied to the outstanding principal balance of the Loan, an amount equal to the Release Price of such Mortgaged Property; PROVIDED, HOWEVER, that (A) if a Mortgaged Property is released pursuant to this SECTION 2.10 as a result of a Casualty or a Taking as to which Restoration is not required or permitted under the applicable Mortgage, such payment shall be an amount equal to the greater of (a) and (b), in which
(a) is the Allocated Loan Amount for such Mortgaged Property and (b) is the lesser of (x) the Release Price for such Mortgaged Property and (y) the sum of the Net Sales Proceeds received by Borrower from the sale of the Mortgaged Property or the part thereof that remains following the Taking or Casualty plus the remaining Award or Insurance Proceeds not previously applied to repayment of the Loan or Restoration;

         (d) Borrower shall deliver to Lender, for execution, forms of release of such Mortgaged Property from the Lien of the Security Documents appropriate for the jurisdiction in which such Mortgaged Property is located;

         (e) unless the Release is being made in connection with a Casualty or Taking (as to which Restoration is not required or permitted under the applicable Mortgage), after giving effect to such Release, the Debt Service Coverage Ratio for the Remaining Mortgaged Properties shall be at least equal to the greater of (i) 2.052:1, and (ii) the Debt Service Coverage Ratio for the Remaining Mortgaged

Properties and the Mortgaged Property to be released for the twelve (12) full calendar months immediately preceding the release of the Mortgaged Property to be released; and

         (f) Borrower shall provide to Lender an opinion of counsel in form and substance, and from a firm, acceptable to Lender in the exercise of its sole discretion, that such Release would not adversely affect the status of the entity holding the interest in the Mortgage Note as a REMIC (assuming for such purpose that such entity otherwise qualifies as a REMIC) and that such Defeasance will not result in a deemed exchange of the Certificates pursuant to
Section 1001 of the Code.

         Sales of personal property at a Mortgaged Property in the ordinary course of business may be made pursuant to SECTION 1.23 of the applicable Mortgage without regard to SECTION 2.7, SECTION 2.8, SECTION 2.9 or SECTION 2.10 hereof.


    2.11. YIELD MAINTENANCE

         2.11.1.

         If all or any part of the principal amount of the Loan is prepaid after the Closing Date but prior to the last day of the Defeasance Period as a result of the acceleration of the maturity of the Mortgage Note after an Event of Default (or if a Mortgaged Property is released for the purpose set forth in SECTION 7.1.3 after the Closing Date but prior to the Securitization), Borrower shall be required to pay a prepayment premium (the "YIELD MAINTENANCE PAYMENT") on the Mortgage Note equal to the greater of (A) 1% of the amount of the principal prepayment that is to be applied to the Mortgage Note and (B) the present value as of the end of the applicable Debt Service Period, discounted at the Reinvestment Yield, of a series of payments each equal to the Payment Differential on each of the remaining Due Dates prior to and including the Anticipated Repayment Date, after giving effect to the regularly scheduled payment of principal that is to be made on the Prepayment Date. No Yield Maintenance Payment shall be required in connection with prepayments made on or after the last day of the Defeasance Period.

         2.11.2.

         Promptly following the acceleration of the Mortgage Note or following the occurrence of any other event, the occurrence of which obligates Borrower to make a Yield Maintenance Payment, Lender shall notify Borrower of the amount and basis of determination of the applicable Yield Maintenance Payment promptly upon determining the Treasury Rate, as contemplated below. Absent manifest error, Borrower shall not dispute Lender's calculations hereunder.

         For purposes of this SECTION 2.11, the following terms shall have the meanings ascribed to them below:

         "PAYMENT DIFFERENTIAL" means, an amount equal to (x) the Base Rate, minus the Reinvestment Yield, divided by (y) 12, and multiplied by (z) the amount of the principal prepayment.

         "REINVESTMENT YIELD" is the Treasury Rate converted to a monthly compounded nominal annual yield.

         "TREASURY RATE" is equal to the lesser of (A) the annual yield on the United States Treasury issue (primary issue) with a maturity date closest to the Final Maturity Date and (B) the yield on the United States Treasury issue (primary issue) with a maturity equal to the remaining average life of the Mortgage Note, with each such yield being based on the bid price for such issue as published in THE WALL STREET JOURNAL on the date that is 14 days prior to (x) the applicable Prepayment Date set forth in the notice of prepayment provided by the Borrower or (y) the date of acceleration by the Lender (or if such bid price is not published on that date, the next preceding date on which such bid price is so published).


    2.12.   SUCCESSOR BORROWER

         In connection with any release of a Lien under SECTION 2.8 or SECTION 2.9, Lender shall establish or designate a successor entity (the "SUCCESSOR BORROWER") which shall be a single purpose bankruptcy remote entity approved by Lender, and Borrower shall transfer and assign all obligations, rights and duties under and to the Mortgage Note (in the event of a Release pursuant to SECTION 2.8) or the Defeased Note (in the event of a Release pursuant to
SECTION 2.9), as applicable, together with the pledged U.S. Obligations to such Successor Borrower. Such Successor Borrower shall assume the obligations under the Mortgage Note or the Defeased Note, as applicable, and the Security Agreement and Borrower shall be relieved of its obligations under such documents. The Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Mortgage Note or the Defeased Note, as applicable, and the Security Agreement. Notwithstanding anything in this Agreement to the contrary, no other assumption fee shall be payable upon a transfer of the Mortgage Note in accordance with this SECTION 2.12, but Borrower shall pay all costs and expenses incurred by Lender, including Lender's attorneys' fees and expenses, incurred in connection therewith.


3.      REPRESENTATIONS AND WARRANTIES

         To induce Lender to enter into this Agreement and the other Loan Documents and to make the Loan to Borrower, Borrower makes the following representations and warranties. For purposes of this Article 3, references to the knowledge of Borrower or to information known by Borrower, shall be deemed to include the knowledge of, or information known by, Arden OP, Arden REIT and the General Partner.


    3.1.    ORGANIZATION AND POWER OF BORROWER AND GENERAL PARTNER

         Borrower (i) is duly organized and validly existing as a limited partnership in good standing under the laws of the State of California, (ii) has full power and authority to enter into, execute, deliver and perform this Agreement, the Mortgage Note, and the other Loan Documents and Transaction Documents and to consummate the transactions contemplated hereby and thereby,
(iii) has full power and authority to mortgage or assign all of its right, title and interest in and to the Mortgaged Properties and the other Collateral, (iv) has full power and authority to transact the business in which it is now engaged, or proposes to engage, (v) has power and authority and is duly qualified to transact such business as a foreign limited partnership under the laws of all jurisdictions in which the Mortgaged Properties are located, and in all jurisdictions where the nature of Borrower's business or the character of properties owned, leased, operated or otherwise held by Borrower makes such qualification necessary and (vi) is a special purpose entity established for the sole purpose of owning and operating the Mortgaged Properties or causing the Mortgaged Properties to be operated and entering into the transactions contemplated by the Transaction Documents and performing activities incidental and related to the operation of the Mortgaged Properties. All of the partnership interests in Borrower have been duly and validly authorized and issued and are owned as follows: Arden OP owns a 99% limited partner interest and the General Partner owns a 1% general partner interest in Borrower, in each case, free and clear of any liens, encumbrances, equities or claims. The General Partner (i) is duly organized and validly existing as a corporation in good standing under the laws of the State of California, (ii) has full power and authority to execute, deliver, and perform this Agreement and the other Loan Documents and Transaction Documents to which it is a party, whether for itself or on behalf of Borrower, (iii) is duly qualified to transact business as a foreign corporation in good standing under the laws of each jurisdiction which requires such qualification, except when the failure to be so qualified, considering all such failures in the aggregate, would not be reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the General Partner or Borrower or on the ownership, use or value of any of the Mortgaged Properties and (iv) is not engaged in any business other than acting as the general partner of Borrower and performing activities incidental and related to acting as general partner of Borrower. Borrower has its principal place of business, principal office and office where it keeps its records and other documents and instruments relating to the Mortgaged Properties (except for certain records, documents and instruments kept at the Mortgaged Properties) at its address set forth in
SECTION 12.3.


    3.2.      DUE AUTHORIZATION AND EXECUTION

         The execution, delivery and performance by Borrower and the General Partner of this Agreement and each of the other Loan Documents and Transaction Documents have been duly authorized by all requisite actions by and on behalf of Borrower and the General Partner and are within the partnership or corporate power of Borrower and the General Partner, as the case may be, and this Agreement and all other Loan Documents and Transaction Documents executed and delivered by Borrower or the General Partner have been duly executed by Borrower and the General Partner and constitute the valid and binding obligations of Borrower and the General Partner, enforceable against Borrower and the General Partner in accordance with their respective terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or at law).


    3.3.    NO CONSENTS REQUIRED; NO CONTRAVENTION

         Except for consents and approvals that have already been obtained and are in full force and effect, no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, commission, bureau, agency or other Person is required in connection with the execution, delivery and performance of this Agreement, the Mortgage Note, or any of the other Loan Documents or Transaction Documents or the consummation of the transactions contemplated hereby and thereby. Neither the execution and delivery by Borrower or the General Partner of this Agreement nor of the other Loan Documents or other Transaction Documents, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment by Borrower or the General Partner of, or compliance by Borrower or the General Partner with, the terms and conditions of this Agreement or the Loan Documents or other Transaction Documents:

         (a) will result in a breach or violation of any of the terms or provisions of, or constitute a default under, any Laws or any judgment, decree or order binding on Borrower or the General Partner or their respective properties or assets;

         (b) will conflict with or result in any breach or violation of any of the terms, conditions or provisions of the organizational documents of Borrower or the General Partner; or

         (c) will result in a breach or violation of or constitute a default under any existing material agreement or instrument to which Borrower or the General Partner or their respective assets are a party or by which Borrower or the General Partner are bound.


    3.4.    TITLE TO PROPERTIES

         Borrower has good and marketable title to the Mortgaged Properties, including good and marketable fee simple or leasehold title, as applicable, in and to the Land, and good and marketable title in and to the Improvements located thereon, in each case free and clear of all Liens except for Permitted Liens, and Borrower has good title in all other assets that serve as Collateral for the Loan (which, in the case of assets leased by Borrower, shall mean a good and valid leasehold interest in such assets), free and clear of all Liens except Permitted Liens. The Permitted Liens do not and will not materially and adversely affect (i) the ability of Borrower to pay in full the principal and interest when due on the Mortgage Note or (ii) the use of the Mortgaged Properties for the use currently being made thereof or the operation of the Mortgaged Properties as they currently are being operated. Borrower has no interest in real property other than the Mortgaged Properties, including the Land and Improvements related thereto. Each Mortgaged Property constitutes one or more separate tax lots that do not share tax liability with other real property except property that is (a) owned in full by Borrower or a Ground Lessor and (b) encumbered by a Lien in favor of the Lender securing the Loan.


    3.5.   MANAGEMENT AGREEMENT

         The execution, delivery and performance by Borrower of the Management Agreement has been duly authorized by all requisite actions by and on behalf of Borrower and are within the partnership or corporate power of Borrower and the Management Agreement has been duly executed by Borrower and the Manager and constitute the valid and binding obligations of Borrower and the Manager, enforceable against Borrower and the Manager in accordance with their terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or at law).


    3.6.   LEASES

         (a) Borrower is the sole owner of the entire lessor's interest in the Leases; (b) the Leases are valid and enforceable subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or at law); (c) the material economic terms of all alterations, modifications and amendments to the Leases are reflected in the certified occupancy statement delivered to and approved by Lender; (d) none of the rents reserved in the Leases have been assigned or otherwise pledged or hypothecated (other than to Lender); (e) except as may otherwise be permitted herein, none of the Rents have been collected for more than one month in advance; (f) the premises demised under the Leases have been completed and the tenants under the Leases have been accepted the same and have taken possession of the same on a rent-paying basis except as otherwise shown on Schedule 3.6 attached hereto;
(g) there currently exist no offsets or
defenses to the payment of any portion of the Rents, except as otherwise shown on SCHEDULE 3.6 attached hereto; (h) no Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision; and (i) no person or entity has any possessory interest in, or right to occupy, the Property except under and pursuant to a Lease.


    3.7.     UTILITIES

         (i) All utility services and facilities (including water, sanitary sewer, storm sewer, gas and electrical services and facilities) necessary for the present and proposed use of the Mortgaged Properties are available to the Mortgaged Properties and, except as shown on the surveys or title reports for the Mortgaged Properties, enter the Mortgaged Properties either through adjoining public streets or through private lands pursuant to valid, unsubordinated, perpetual, enforceable and recorded public or private easements;
(ii) all utility connections for the Mortgaged Properties have been completed, installed and paid for; (iii) except as shown on the surveys or title reports for the Mortgaged Properties and except for encroachments that would not reasonably be expected to materially and adversely affect the operation of the applicable Mortgaged Property, no Improvements on the Land are located upon any public utility lines or upon any private utility lines serving property other than the Mortgaged Properties, or encroach upon any property adjoining the Mortgaged Properties or encroach upon any utility easements or rights-of-way; and (iv) neither Borrower nor the General Partner has received any notice from any utility that any utility services utilized by the Mortgaged Properties will be revoked or otherwise terminated.


    3.8.     NO VIOLATIONS

         No notices of any material violation of law or municipal ordinances or of federal, state, county or municipal or other governmental agency regulations, orders or requirements relating to the Collateral have been entered against or received by Borrower, Arden OP or Arden REIT and none of Borrower, Arden OP or Arden REIT has reason to believe that any such notice may or will be entered or received.


    3.9.     OTHER AGREEMENTS

         Neither Borrower, nor the General Partner is a party to any agreement, instrument, indenture, or other contract or subject to any charter or other restriction that could materially adversely affect, or threaten to materially adversely affect, its business, operations, prospects, properties, assets or condition (financial or otherwise). No material default by Arden OP, Arden REIT, Borrower or the General Partner has occurred or is continuing (nor has there occurred any continuing event which, with giving of notice or the passage of time or both, would constitute such a default) under any material contracts, material agreements or material orders to which Borrower, or the General Partner, as the case may be, is a party or by which it is bound and, to the knowledge of Borrower, no material default by a third party has occurred or is continuing (nor has there occurred any continuing event which, with the giving of notice or the passage of time, or both, would constitute such a default) under any such contracts, agreements or orders. No holder of any indebtedness of Borrower or the General Partner has given notice of any default thereunder, and no liquidation or dissolution of Borrower, or the General Partner, and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to Borrower, or the General Partner or any of their properties, is pending or, to the knowledge of Borrower or the General Partner, threatened against them or their properties.

    3.10. PAYMENT OF TAXES

         (i) Borrower and the General Partner have filed or have caused to be filed all federal, state, local, and foreign income, excise, property and other tax returns with respect to their operations, that are required to be filed,
(ii) all such returns are true and correct in all material respects, and (iii) Borrower and the General Partner have paid or caused to be paid in full all taxes as shown on such returns or on any assessment received by them, to the extent that such taxes have become due. Except as so disclosed, the amounts reserved as a liability for income and other taxes that may become payable are sufficient for the payment of all such unpaid taxes of Borrower or the General Partner, whether or not disputed, for which Borrower or the General Partner may be liable in its own right or as a transferee of the assets of, or as successor to, any other person or entity.


    3.11.     LITIGATION

         There is no legal or governmental action, suit or proceeding
(including any condemnation proceeding) pending to which Borrower or the General Partner is a party or of which any property of Borrower or the General Partner is subject which, if determined adversely to Borrower or the General Partner, as the case may be, would individually or in the aggregate have a material adverse effect on the Mortgaged Properties, or on the financial position, business or results of operations of Borrower or the General Partner or that might affect in any material respect the transactions contemplated by this Agreement and, to the knowledge of Borrower and the General Partner, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.


    3.12.        REGULATION U

         Neither Borrower nor the General Partner is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as now and from time to time hereafter in effect, and no proceeds of the Loan will be used for any purpose (and neither Borrower nor the General Partner acting on its behalf has taken or will take any action) which might cause this Agreement or any Loan Document to violate said Regulation U or any other regulation of the Board of Governors of the Federal Reserve System (in each case as in effect on the date hereof or as the same may hereinafter be in effect).


    3.13.    INVESTMENT COMPANY ACT

         Neither Borrower nor the General Partner is an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended and none is an open-ended investment company, unit trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.


    3.14.    TRANSACTIONS WITH AFFILIATES

         Excluding all transactions contemplated by the Loan Documents, no officer of Borrower, and no other Affiliate of Borrower or of any such officer, is currently a party to any transaction with Borrower, including any contract, agreement or other arrangement providing for the employment of, furnishing of advisory or other services by, purchase or lease of real or personal property from, or otherwise requiring payments to, any such officer or Affiliate, except on terms that are fair and reasonable and no less favorable to Borrower than would be expected in arms-length transactions with third parties where neither party is under duress or under any extraordinary compulsion to enter into such contract, agreement or arrangement.


    3.15.   BUSINESS PURPOSE; NON-SUBORDINATION

         The Loan is solely for the business purpose of Borrower, and is not for personal, family, household or agricultural purposes. The obligations of Borrower under this Agreement, the Mortgage Note, and each of the other Loan Documents, and the indebtedness evidenced by the Mortgage Note, are not subordinated in right of payment or otherwise to any other obligation of Borrower or to any rights of others.


    2.16. PERMITS AND LICENSES

         Borrower and the General Partner have all material permits, licenses and authorizations necessary to conduct their respective businesses in the same manner as the business conducted by Arden OP and Arden REIT immediately prior to the transfer of the Mortgaged Properties to Borrower. No proceedings are pending or, to the best of Borrower's and the General Partner's knowledge, threatened seeking the revocation or suspension of any permits, licenses or approvals issued with respect to the Mortgaged Properties the revocation of which might reasonably be expected to result in any material adverse change in the business, operations, prospects, properties, assets or condition (financial or otherwise) of Borrower or any of the Mortgaged Properties. No such permits, licenses or approvals shall be altered or amended in any materially adverse respect, nor shall Borrower or the General Partner make any attempt to alter or amend the same, in any materially adverse respect, without the prior written consent of Lender, which shall not be unreasonably withheld.


    3.17.  PATENTS AND TRADEMARKS

         Borrower owns or possesses the right to use all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and rights with respect to the foregoing, necessary to own and operate its properties and to carry on its business as presently conducted and presently planned to be conducted without conflict with any rights of others.


    3.18. INSURANCE

         Borrower has obtained or caused to be obtained all insurance policies required by SECTION 8.1 hereof and by each of the Mortgages, in each case with Qualified Insurance Companies and all such policies are in full force and effect.


    3.19. ERISA

         Neither Borrower nor the General Partner has any employees, and neither Borrower nor the General Partner maintains or sponsors any Plan. Neither Borrower nor the General Partner is obligated to make contributions on behalf of the employees of any Person to any Plan.

    3.20. NO NOTICE OF NON-COMPLIANCE

         Neither the Borrower nor the General Partner nor Arden OP nor Arden REIT has received any notice from any insurance company which has issued a policy with respect to the Mortgaged Properties or from any State Board of Fire Underwriters (or any other body exercising similar functions) requiring the performance of any repairs, alterations or other work, which repairs, alterations or other work have not been completed at the Mortgaged Properties. Neither Borrower nor the General Partner nor Arden OP nor Arden REIT has received any notice of default or breach which has not been cured under any covenant, condition, restriction, right-of-way, reciprocal easement agreement or other easement or agreement affecting the Mortgaged Properties which is to be performed or complied with by it.


    3.21. COMPLIANCE WITH LAWS

         Borrower and each Mortgaged Property is in compliance with all Laws, except for such non-compliance as would not reasonably be expected, singly or in the aggregate, to materially and adversely affect any Mortgaged Property or the business, operations, prospects, assets, properties or condition (financial or otherwise) of Borrower.


   3.22. COMPLIANCE WITH ENVIRONMENTAL LAWS

         To the best of Borrower's and the General Partner's knowledge, each of the Mortgaged Properties is in compliance in all material respects with, all applicable Environmental Laws, except for such matters as may be described in the reports listed on SCHEDULE 3.22. There are not pending (and, to the best of Borrower's knowledge, there are not threatened), any actions, suits, claims, legal proceedings or any other proceedings claiming or involving the presence on, at or under the Mortgaged Properties, or any part thereof, of any Hazardous Materials (other than Hazardous Materials in quantities customary in operations similar to the operation of the Mortgaged Properties that are contained, stored and used in compliance in all material respects with applicable Environmental Laws or claiming violation of Environmental Laws relating to the Mortgaged Properties or any part thereof, and neither Borrower nor Arden OP nor Arden REIT has received, directly or indirectly, formal or informal notice of any complaint, order directive, citation, notice of responsibility, notice of potential responsibility, or information request from any Governmental Authority or any other person or entity relating to the foregoing.


    3.23. CONCERNING MORTGAGED PROPERTIES; FINANCIAL STATEMENTS

         (a) All certifications, permits, licenses and approvals required for the legal use, occupancy and operation of each Mortgaged Property as used immediately prior to the transfer of such Mortgaged Property to Borrower including any applicable certificate of completion and occupancy permit, have been obtained and are in full force and effect; (b) Engineering Surveys have been performed by a surveyor or registered professional engineer duly licensed in the jurisdictions in which the Mortgaged Properties are situated for each of the Mortgaged Properties and, except as set forth in the Engineering Surveys, the Mortgaged Properties and other Improvements are in sound condition and repair and neither Borrower nor the General Partner has knowledge that any such Engineering Survey contains any material inaccuracy or omission; (c) there are no proceedings pending or, to the best of Borrower's or the General Partner's knowledge, threatened for the total or partial condemnation of or affecting, any Mortgaged Property; (d) the Mortgaged Properties are not subject to any leases, licenses or other use or occupancy agreements other than the Leases, the Ground Lease and leases of Building Equipment described on Schedule 3.23; (e) other than the tenants pursuant to the Leases, no Person has any possessory interest in any Mortgaged Property or right to occupy any portion thereof except under and pursuant to the provisions of the Leases; (f) Borrower does not have on the date hereof any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments which in each case are known to Borrower and which, in Borrower's opinion, are reasonably likely to result in a material adverse effect on the Mortgaged Properties or the operation thereof, except as referred to or reflected or provided for in the financial statements heretofore furnished to Lender or as otherwise disclosed to Lender herein; (g) since the last date of such financial statements, (i) Borrower has not entered into any material transaction or incurred any material liability or obligation, contingent or otherwise, other than in the ordinary course of business, except as disclosed to Lender and (ii) there has not been any material adverse change in the condition (financial or otherwise), business, net worth or results of operations of Borrower or the condition (financial or otherwise) of the Mortgaged Properties; and (h) no Mortgaged Property is located in a flood hazard area as defined by the Federal Insurance Administration.


    3.24. ACCESS

         Each Mortgaged Property has access and is contiguous to publicly dedicated streets, roads or highways, or if not so contiguous, access to and from each Mortgaged Property and publicly dedicated streets, roads or highways is available through private lands pursuant to valid, perpetual, enforceable and recorded public or private easements or rights-of-way; and pedestrian and vehicular access to and from each Mortgaged Property via the easements or rights-of-way is not limited or restricted in any unreasonable manner (except that with respect to any Mortgaged Property that is subject to a Ground Lease, the duration of any such easements may not be perpetual but are at least coterminous with the terms of the applicable Ground Lease, including all renewal options whether or not presently exercised).


    3.25. NO LIENS

         There are no Liens of any type with respect to any of the Mortgaged Properties, except the Liens created by the Loan Documents and the Permitted Liens. There has been no construction or other activities at any of the Mortgaged Properties within such periods of time as would permit the imposition of any mechanics' or materialmen's Liens on any of the Mortgaged Properties except as set forth on SCHEDULE 3.25.


    3.26. ACCURACY OF INFORMATION

         To the best knowledge of Borrower and the General Partner, neither the Loan Documents nor any document, agreements, instrument, schedule, certificates, statements, or cash flow schedules (collectively, the "BORROWER DOCUMENTS") furnished by Borrower, Arden OP, Arden REIT or the General Partner to Lender contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Since the furnishing of the Borrower Documents, there has been no change nor any development or event involving a prospective change known to Borrower or the

General Partner which would render any of the Borrower Documents untrue or misleading in any material respect.


    3.27. MORTGAGE AND SECURITY INTERESTS

         When executed and delivered, and, if necessary under applicable laws, recorded, the Mortgage will create valid mortgage, deed of trust, or similar Liens upon the Mortgaged Properties, the Land underlying them (which, in the case of Land leased under a Ground Lease, will be a Lien on Borrower's leasehold interest in the Land, in all other cases, will be a Lien on Borrower's fee simple interest in the Land), and the Improvements and valid security interests in the fixtures located thereon, and the Mortgage and accompanying financing statements (if any) will be recorded and filed in such places as may be required and, where appropriate, applicable mortgage, transfer, recording and UCC taxes and fees will be paid, such that the Mortgage will constitute valid first priority mortgage, deed of trust, or similar Liens on the Land and Mortgaged Properties and will create valid perfected first priority security interests of record with respect to the respective Mortgaged Property and related Collateral (except Collateral as to which a security interest cannot be created and perfected by a Mortgage or the filing of a financing statement under the U.C.C.), subject only to the Permitted Liens.

         When executed and delivered, and, if necessary under applicable laws, when appropriate filings of financing statements are made, the Security Agreement by and between Borrower and Lender will create valid first priority security interests with respect to the Collateral named therein, which security interests shall be perfected to the extent that security interests in such Collateral can be perfected by the filing of a financing statement under the U.C.C.


    3.28. ASSIGNMENT OF LEASES AND RENTS

         When executed and delivered by Borrower and the other parties thereto, the Assignment of Leases and Rents will create a valid assignment of the Collateral described therein. The Assignment of Leases and Rents, and accompanying financing statements (if any) will be recorded by the Title Company and filed in such places as may be required so that all such documents will create valid assignments of record with respect to the Collateral described therein, subject only to the Permitted Liens.


    3.29. FOREIGN PERSON

         Borrower is not a "foreign person" as defined in SECTION 1445 of the Internal Revenue Code of 1986 and any regulations promulgated thereunder (including temporary or proposed regulations).


    3.30. NO DEFAULTS

         No Default or Event of Default exists hereunder or under the other Loan Documents.


    3.31. NO FRAUDULENT CONVEYANCE

    Borrower (i) is entering into this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby in good faith and with no actual intent to disturb, hinder, delay, or defraud any present or future creditor of Borrower, the General Partner or any other Person, and

(ii) has received reasonably equivalent value in exchange for its obligations under the Loan Documents. After giving effect to the transactions contemplated by the Loan Documents, the fair salable value of Borrower's assets exceeds and will, immediately following the execution and delivery of the Loan Documents, exceed Borrower's total liabilities, including subordinated, unliquidated, disputed or contingent liabilities known to Borrower. The fair salable value of Borrower's assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities known to the Borrower or its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).


4.     CLOSING; CONDITIONS PRECEDENT

         The Loan shall be made at a closing (the "CLOSING") on a date (the "CLOSING DATE") that coincides with the closing of the transactions contemplated by the Contribution Agreement. Without limiting the foregoing, the obligation of Lender to make the Loan to Borrower and to proceed with the Closing is subject to the satisfaction on or before the Closing Date of each and all of the following conditions (and the occurrence of the Closing shall be conclusive evidence that all such conditions have been satisfied in full or knowingly waived):


    4.1. REPRESENTATIONS, WARRANTIES AND COVENANTS

         The representations and warranties of Borrower and the General Partner made in this Agreement or in any other Loan Document shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date, with the same effect as if such representations and warranties were made on the Closing Date. As of the Closing Date, Borrower and the General Partner shall each have performed and complied in all material respects with all covenants and agreements required by this Agreement or by any other Loan Document to be performed or complied with by Borrower and the General Partner as of such date.


    4.2. BORROWER'S ACTIONS

         Borrower shall have taken all actions under the laws of any state having jurisdiction over Borrower necessary to effectuate the transactions contemplated by this Agreement and by the other Loan Documents.


    4.3. DELIVERY OF DOCUMENTS

         The Borrower shall have delivered to the Lender the following documents, instruments and agreements, each of which shall be in form and substance reasonably satisfactory to the Lender:

         4.3.1.

            All Loan Documents, fully executed by the Borrower and, as applicable, the General Partner, including the following;

              (i)    This Agreement;

              (ii)   The Mortgage Note;

              (iii)  The Mortgage;

              (iv)   The Environmental Indemnity Agreement;

              (v) The Collateral Assignment of Management Agreement (and the Manager's consent to same);

              (vi)   The Security Agreement;

              (vii)  The Assignment of Leases and Rents;

              (viii) The Cooperation Agreement; and

              (ix)   The Deposit Security Agreement.

         4.3.2.

            Mortgagee's forms of title insurance policies (each a "TITLE INSURANCE POLICY " and, collectively, the "TITLE INSURANCE POLICIES"), or marked-up commitments evidencing such policies, each in form and content reasonably acceptable to the Lender, and each in an amount not less than the Allocated Loan Amount applicable to the particular Mortgaged Property (as specified in SCHEDULE A attached hereto), with premiums fully paid, insuring that (i) each Mortgage constitutes a valid first priority mortgage or similar lien on, and security interest in, the Land and the Improvements and all rights appurtenant thereto described therein, in each case free and clear of all defects and encumbrances other than as set forth in EXHIBIT B to the applicable Mortgage, and containing, to the extent such coverage is available in the state in which the particular Mortgaged Property is located, (A) full coverage (by affirmative insurance) against liens of mechanics, materialmen, laborers, and any other Persons who might claim statutory or other common law liens relating to services performed prior to Closing; (B) no survey exceptions other than those set forth in EXHIBIT B to each Mortgage; (C) such other endorsements as the Lender may deem reasonably necessary to insure that any off-site easements benefiting any of the Mortgaged Properties are valid and enforceable in accordance with their terms; (D) a "tie-in" endorsement aggregating the insurance amount indicated for the applicable Mortgaged Property with the amounts indicated for other Mortgaged Properties; and (E) such other endorsements as are required by Lender. Such Title Insurance Policies shall be issued by First American Title Insurance Company or any other nationally recognized title insurance company (the "TITLE COMPANY") reasonably satisfactory to Lender.

         4.3.3.

         Evidence reasonably satisfactory to the Lender that the requirements set forth in SECTION 8.1 and SECTION 8.3 hereof have been complied with and that all policies of insurance required by SECTION 8.1 and SECTION 8.3 are in full force and effect;

         4.3.4.

         Evidence reasonably satisfactory to Lender that funds necessary to pay all taxes related to the Mortgages and all other recording and filing fees and other expenses necessary in connection with the recordation of the Mortgages and the perfection of the security interests under all of the other Security Documents have been paid to the Title Company, or to other Persons reasonably satisfactory to the Lender, for payment to the applicable taxing authorities or recording officials;

         4.3.5.

         A certificate of Borrower, dated as of the Closing Date (together with copies of the documents referred to therein) certifying that: (i) attached thereto is a true and complete copy of the Partnership Agreement, together with all amendments thereto, (ii) the Partnership Agreement has not been amended since the date of the last amendment attached to the certificate, and (iii) the Partnership Agreement is in full force and effect;

         4.3.6.

         A certified copy of the GP Certificate, certified as of a date no more than two weeks before the Closing Date by the California Secretary of State as being a true and complete copy of such certificate, as on file in such State, and a certificate of a duly authorized officer of the General Partner, dated as of the Closing Date (together with copies of the documents referred to therein) certifying that: (i) attached thereto is a true and complete copy of the GP Certificate, together with all amendments, if any, thereto, (ii) attached thereto is a true and complete copy of the General Partners' bylaws, together with all amendments, if any, thereto, (iii) the GP Certificate and bylaws have not been amended since the date of the last amendment attached to such officer's certificate, (iv) the GP Certificate and bylaws are in full force and effect and
(v) attached thereto are currently effective resolutions of the General Partner's board of directors authorizing the consummation of the transactions contemplated hereby by the General Partner on its own behalf and as the sole general partner of Borrower.

         4.3.7.

         A certified copy of the certificate of limited partnership of Borrower, certified as of a date no more than two weeks prior to the Closing Date by the California Secretary of State as being a true and complete copy of such certificate as on file in such state, and a certificate of a duly authorized officer of the General Partner, dated as of the Closing Date (together with copies of the documents referred to therein) certifying that:
(i) attached thereto are true and complete copies of the Borrower's certificate of limited partnership, together with all amendments thereto, (ii) the certificate of limited partnership has not been amended since the date of the last amendment attached to the certificate, and (iii) the certificate of limited partnership is in full force and effect;

         4.3.8.

         A certified copy of the articles of incorporation of Arden REIT, certified as of a date no more than two weeks before the Closing Date by the Maryland State Department of Assessments and Taxation as being a true and complete copy of such articles as on file in such State, and a certificate of a duly authorized officer of Arden REIT, dated as of the Closing Date (together with copies of the documents referred to therein) certifying that: (i) attached thereto is a true and complete copy of such company's articles of incorporation, together with all amendments thereto, (ii) attached thereto is a true and complete copy of such company's bylaws, together with all amendments thereto,
(iii) such organizational documents and bylaws have not been amended since the date of the last amendment attached to the certificate, (iv) such organizational documents and bylaws are in full force and effect, and (v) attached thereto are currently effective resolutions of the board of directors of such company authorizing the consummation of the transactions contemplated hereby by Arden REIT on its own behalf and as the sole general partner of Arden OP;

         4.3.9.

         A certified copy of the certificate of limited partnership of Arden
OP, certified as of a date no more than two weeks prior to the Closing Date by the Maryland State Department of Assessments and Taxation as being a true and complete copy of such certificate as on file in such state, and a certificate of a duly authorized office or Arden REIT, as sole general partner of Arden OP, dated as of the Closing Date (together with copies of the documents referred to therein) certifying that: (i) attached thereto are true and complete copies of Arden OP's limited partnership agreement and certificate of limited partnership, together with all amendments thereto, (ii) the limited partnership agreement has not been amended since the date of the last amendment attached to the certificate, and (iii) the limited partnership agreement is in full force and effect.

         4.3.10.

         Original fictitious name certificates, certificates of existence and, if available, certificates of good standing for the Borrower and the General Partner from the Secretary of State's office (or equivalent) in California, each dated as of a date recent to the Closing Date.

         4.3.11.

         Certificates of each of Borrower and Manager, each dated as of the Closing Date (together with copies of the documents referred to therein) certifying that: (i) attached thereto is a true and complete copy of the Management Agreement, together with all amendments thereto, (ii) the Management Agreement has not been amended since the date of the last amendment attached to the certificate, (iii) the Management Agreement is in full force and effect,
(iv) no notice of default under the Management Agreement has been given or received by such party, and neither such party nor, to the best knowledge of such party, the other party is in default with respect to any obligation under the Management Agreement, and (v) such party does not claim to have any defense, counterclaim or right of offset with respect to any of its obligations under the Management Agreement.

         4.3.12.

         As-built surveys for each Mortgaged Property that conform to the 1992 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys and that meet the accuracy standards of an Urban Land Survey, each such survey to be prepared by a surveyor registered in California, and to contain a certificate from such surveyor to Lender and the Title Company, dated within 90 days immediately preceding the Closing Date, in form and content reasonably acceptable to Lender and the Title Company. Each survey shall show (i) the boundaries of the applicable Land, (ii) the location and dimension of all Improvements located on the Land, (iii) the location and identity of all visible or recorded easements and rights-of-way across or serving the Land, (iv) that the Improvements comply with all setback requirements and zoning restrictions, except for violations that do not materially adversely affect the Mortgaged Properties or as to which Lender is affirmatively insured under the applicable Title Insurance Policy, (v) that the Improvements do not encroach on adjoining property or on any easement or right of way, except for encroachments that do not materially adversely affect the Mortgaged Properties or as to which Lender is affirmatively insured under the applicable Title Insurance Policy, (vi) that there are no encroachments on the Land, except for encroachments that do not materially adversely affect the Mortgaged Properties or as to which Lender is affirmatively insured under the applicable Title Insurance Policy, (vii) that the Land is not located within any flood plain area (unless flood insurance reasonably satisfactory to Lender is provided), and (viii) any other matters that Lender may reasonably require;

         4.3.13.

         A report of the Title Company or a professional records-search firm stating that a search of the public records in each state and county in which a Mortgaged Property is located, disclosed no conditional sales contracts, chattel mortgages, leases of personalty, financing statements or title retention agreements, that affect any Mortgaged Property or Land or any other Collateral assigned or pledged to Lender, except such matters as may be listed in such report, and such matters must be reasonably acceptable to Lender;

         4.3.14.

         A copy of the certificate of occupancy for each Mortgaged Property and the Improvements located on each parcel of Land, or evidence satisfactory to Lender that no certificate of occupancy is required by applicable Laws, and a copy of all licenses and permits required for the legal operation of each Mortgaged Property and all other Improvements located on each parcel of Land, or evidence satisfactory to Lender that no other licenses or permits are required by applicable Laws or that the absence of particular licenses or permits will not have a materially adverse effect on the business, properties, prospects, assets or condition (financial or otherwise) of the Mortgaged Property;

         4.3.15.

         The Engineering Surveys for all of the Mortgaged Properties, which shall show that no material defects or conditions affect any of the Mortgaged Properties.

         4.3.16.

         Seismic studies showing probable maximum loss with respect to each Mortgaged Property;

         4.3.17.

         Current reports prepared by an environmental surveying firm reasonably satisfactory to Lender and in form and scope reasonably satisfactory to Lender;

         4.3.18.

         An estoppel certificate from the Ground Lessor in form and content substantially in accordance with the form attached hereto as EXHIBIT C;

         4.3.19.

         Estoppel certificates, in form and content substantially in accordance with the form attached hereto as EXHIBIT D, from (i) each tenant of each Mortgaged Property that accounted for more than 5% of the gross rents from such Mortgaged Property during the most recently completed four full Accounting Quarters and (ii) tenants of each Mortgaged Property that accounted, in the aggregate, for at least 75% of the gross rents from such Mortgaged Property for the most recently completed four full Accounting Quarters;

         4.3.20.

         Letters from the holders of the Existing Debt showing the amounts necessary to pay such indebtedness in full as of the Closing Date, together with evidence that the Title Company has received into escrow from such holders all instruments of release, in recordable form, necessary to release any Liens securing such debt immediately following the Closing;

         4.3.21.

         The Management Agreement duly executed by Borrower and Manager.


    4.4. EVIDENCE OF AUTHORIZATION; RELATED DOCUMENTS

         Lender shall also have received:

         4.4.1.

         A certificate of the corporate secretaries of Arden REIT, the Manager and the General Partner certifying as to the incumbency and genuine signature of each officer of such corporation executing any of the Loan Documents or other statements, reports, certificates and documents called for by the terms of the Loan Documents and who will otherwise act under the Loan Documents for and on behalf of Borrower or any such corporation, including specimen signatures of each individual that will be signing any of the Loan Documents on behalf of Borrower or the General Partner, which specimen signatures shall be certified by an appropriate officer to be a true specimen thereof (and the signature, authority and incumbency of the certifying officer shall be similarly certified).

         4.4.2.

         One or more written opinions addressed to Lender, dated as of the Closing Date, from Latham & Watkins, special counsel to Borrower and the General Partner, in form and substance reasonably acceptable to Lender;

         4.4.3.

         One or more written opinions addressed to Lender, dated as of the Closing Date, from Ballard, Spahr, Andrews & Ingersoll, special Maryland counsel to Arden OP and Arden REIT, in form and substance acceptable to Lender.


    4.5. CLOSING CERTIFICATE

         The Lender shall have received a certificate of Borrower and the General Partner signed by a duly authorized officer of the General Partner, dated as of even date herewith, stating that:

         (i) The representations and warranties of Borrower and the General Partner contained in each of the Loan Documents to which Borrower or the General Partner is a party, and in all certificates, documents and instruments delivered by Borrower or the General Partner pursuant to the Loan Documents are true and correct in all material respects on and as of the Closing Date; and

         (ii) All conditions precedent to be performed by the Borrower or the General Partner have been satisfied as of the Closing Date.


    4.6. MANAGEMENT AGREEMENT

         The Management Agreement shall be in full force and effect.


    4.7. EXISTING DEBT

         All actions necessary to repay the Existing Debt, and to release all mortgages or other Liens relating thereto, shall have been taken, and Lender shall have received evidence reasonably satisfactory to the Lender to that effect.


    4.8. PAYMENT OF LENDER COSTS AND ORIGINATION FEE

         Borrower shall pay at the Closing, (i) the Origination Fee and (ii) all Lender Costs, the amounts of which are known to the Lender at such time. In the event that the amounts paid or withheld by Lender at the Closing are insufficient to pay all such Lender Costs, Borrower shall promptly, upon demand, provide additional funds to Lender to pay such Lender Costs.

    4.9. INDEPENDENT DIRECTORS

         There shall have been duly elected to the Board of Directors of the General Partner one Independent Director.

    4.10. RESERVE REQUIREMENT

         An amount at least equal to the Reserve Requirement shall have been deposited in the Reserve Account.


5.       AFFIRMATIVE COVENANTS

         Borrower agrees that, so long as any amount of principal, interest, Yield Maintenance Payment, or any other charges relating to the Loan shall be outstanding, or so long as there exist any other charges owing on or under this Agreement, the Mortgage Note, or any other Loan Document, Borrower shall comply with all of the following:


    5.1. TIMELY PAYMENT OF AMOUNTS DUE

         Borrower shall duly pay or cause to be paid, when due, the principal of, interest on, Yield Maintenance Payments, if any, and other amounts payable under or in connection with this Agreement, the Mortgage Note and each other Loan Document in accordance with the terms hereof and thereof, at the times and places and in the manner provided herein or therein.


    5.2. PROCEEDS OF THE LOAN

         Borrower shall apply the Loan Amount solely for the purposes set forth in SECTION 2.3 hereof.


    5.3. MANAGEMENT AGREEMENT; GROUND LEASES

         5.3.1.

         Borrower shall duly and punctually pay all sums required to be paid by Borrower under the Management Agreement and each Ground Lease and otherwise perform in all material respects the obligations contemplated to be performed by it under the Management Agreement and each Ground Lease, subject to the provisions of the Collateral Assignment of Management Agreement, and will, with due diligence and in a reasonable and prudent manner, enforce its rights under the Management Agreement and each Ground Lease to the extent failure to perform or protect its rights thereunder might materially and adversely affect the business, operations, prospects, assets, properties or condition (financial or otherwise) of Borrower. Without limiting the foregoing, Borrower agrees that:

         (a) Borrower shall at all times promptly and faithfully keep, perform and comply with, or cause to be kept, performed and complied with, prior to the expiration of any applicable grace period, the provisions of the Management Agreement and of each Ground Lease to be complied with by it.

         (b) Borrower shall give Lender prompt notice of any notice of default given to or received from the Manager under the Management Agreement or the lessor under any Ground Lease, which notice shall include a copy of such notice whether or not Lender may be entitled to such notice directly from the Manager or such lessor. Borrower shall promptly furnish to Lender upon Lender's reasonable request any and all information concerning the performance by it of the provisions of the Management Agreement and of any Ground Lease and shall permit Lender or its representative at all reasonable times to make investigation or examination concerning the performance by it of the provisions of the Management Agreement and of each Ground Lease.
    Within ten (10) days after receipt by Borrower, Borrower shall deliver to Lender a copy of any notice, communication, plan, specification or other instrument or document received or given by it in any way relating to or affecting the Management Agreement or any Ground Lease which may materially concern or affect the rights of Borrower under the Management Agreement or the rights or estate of the lessor or the lessee in or under a Ground Lease or the Land leased thereby.

         (c) If any legal action or proceeding shall be instituted to terminate the Management Agreement or to evict Borrower under, or terminate, any Ground Lease, or for any other purpose materially affecting the Management Agreement or any Ground Lease, Borrower will, promptly upon service thereof on or to it, deliver to Lender a copy of each petition, summons, complaint, notice of motion, order to show cause and of all other provisions, pleadings and papers, however designated, served in any such action or proceeding. Borrower will consult with Lender before instituting suit against the Manager or any lessor under a Ground Lease.

         (d) Notwithstanding any other provision of this Agreement, of the Management Agreement, or of any Ground Lease, if Borrower shall fail so to do, Lender may (but shall not be obligated to) take any such action as Lender reasonably deems required to prevent, mitigate or cure, in whole or in part, any default by Borrower under the Management Agreement or any Ground Lease, and upon the receipt by Lender from Borrower, the Manager, or a lessor under a Ground Lease of any written notice of default by Borrower under the Management Agreement or any Ground Lease, Lender may rely thereon, and such notice shall constitute full authority and protection to Lender for any action taken by the Lender or its agents in good faith reliance thereon. All expenses, including reasonable attorneys' fees, incurred by Lender to prevent, mitigate or cure any such default, or to sustain the Lien of Lender on or security interest in the Management Agreement or the applicable Mortgaged Property, or the priority thereof, together with interest thereon at the Default Interest Rate, shall be deemed secured by the Security Documents and shall be payable within fifteen (15) days after demand. Nothing in this paragraph (d) shall limit Borrower's right under the Management Agreement or any Ground Lease to contest issues concerning requirements of law or other similar matters to the extent permitted by the Management Agreement or any Ground Lease. Without limiting the foregoing, Lender shall, upon ten (10) days' prior written notice to Borrower (except in the case of an emergency) have the absolute and immediate right (but shall not be obligated) to enter in and upon the Mortgaged Properties or any part thereof to such extent and as often as Lender, in its reasonable judgment, deems necessary or desirable to prevent or cure any such default or condition reasonably believed by Lender to constitute a material default by Borrower.

         (e) Borrower shall give Lender prompt notice of the commencement of, and consult with Lender in connection with the conduct of, any arbitration or appraisal proceeding under and pursuant to the provisions of the Management Agreement or any Ground Lease.

         (f) Borrower shall do, or cause to be done, all things necessary to preserve and keep unimpaired its rights under the Management Agreement and its rights as lessee under each Ground Lease and will enforce the obligations of the Manager under the Management Agreement and of each lessor under a Ground Lease to the end that it may enjoy all of the rights granted to it thereunder.

         (g) Borrower acknowledges that, pursuant to SECTION 365 of the Bankruptcy Code, it is possible (although not intended hereby) that a trustee in bankruptcy of the lessor under a Ground Lease (or the lessor under a Ground Lease as a debtor-in-possession) could reject a Ground Lease, in which case Borrower as lessee under such Ground Lease could have the election described in SECTION 365(h) of the Bankruptcy Code (which election, as it may be amended or revised from time to time, and together with any comparable right under any other state or federal law relating to bankruptcy, reorganization or other relief for debtors, whether now or hereafter in effect, is called the "ELECTION") to treat such Ground Lease as terminated by such rejection or, in the alternative, to remain in possession for the balance of the term of such Ground Lease and any renewal or extension thereof that is enforceable by the lessee under such Ground Lease under applicable non-bankruptcy law. Borrower shall not terminate or permit termination of a Ground Lease by exercise of the Election without the prior written consent of Lender and any such Election (without the prior written consent of Lender) shall be null and void. Because the Ground Leases are a significant part of Lender's security for the Loan, Lender does not anticipate that it would consent to termination of any Ground Lease and shall not under any circumstances be obliged to give such consent. Borrower acknowledges and agrees that the Election is in the nature of a remedy and is not a property interest which can exist separate from the Ground Lease. Therefore, it agrees that exercise of the Election in favor of preserving the right to possession under any Ground Lease shall not be deemed to constitute a taking or sale of the affected Mortgaged Property or Mortgaged Properties by Lender and shall not entitle Borrower to any credit against Lender.

         5.3.2. SUBSTITUTE MANAGER

         Notwithstanding the foregoing SECTION 5.3.1, Borrower may replace the Manager and designate and retain a substitute manager for all (but not less than all) of the Mortgaged Properties on the following terms and conditions:

         (i) no Default or Event of Default shall have occurred and be continuing;

         (ii) the substitute manager shall either be (x) a manager that is an Affiliate of Arden REIT and in which Arden REIT owns directly or indirectly at least a 75% economic or beneficial interest or
               (y) a third party manager of recognized standing and experience in the management of office properties comparable to the Mortgaged Properties that is acceptable to Lender;

         (iii) Lender shall have approved the management agreement to be entered into between Borrower and the substitute manager;

         (iv) the fee payable to the substitute manager shall not exceed the five percent (5%) of the Gross Income from Operations from the Mortgaged Properties; and

         (v) if the Securitization has occurred, each of the Rating Agencies delivers to Lender a Rating Comfort Letter with respect thereto.

    5.4. FINANCIAL AND OTHER INFORMATION

         Borrower shall furnish to Lender the Financial Statements, notices, and other items described below in this SECTION 5.4 (the "INFORMATION") at the times indicated. Whenever any Financial Statements, notice or other item shall be stated to be due on a day other than a Business Day, such Financial Statement, notice or other item shall be due on the next succeeding Business Day. All Financial Statements relating to earnings and expenses shall set forth separately, or otherwise identify all extraordinary and non-recurring items to the extent required by GAAP.

         5.4.1.   QUARTERLY FINANCIAL STATEMENTS

         Borrower shall furnish to Lender, as soon as practicable, and in any event within 45 days after the end of each Accounting Quarter (other than the last Accounting Quarter in any Fiscal Year), an unaudited consolidated balance sheet of Borrower as at the end of such Accounting Quarter and unaudited consolidated statement of income and expense of Borrower for each such Accounting Quarter, and for that part of the Fiscal Year to date, and an unaudited consolidated statement of cash flow of Borrower for that part of the Fiscal Year to date, all in the form that would be required of Borrower if Borrower were required to file quarterly reports with the SEC on Form 10-Q, setting forth in each case, in comparative form, the corresponding figures for the corresponding period(s) of the preceding Borrower Fiscal Year, which statements shall, as a whole, fairly present the financial position of Borrower as at the end of the periods indicated and the results of the operations of Borrower for such periods and which shall be certified by an Authorized Accounting Officer as having been prepared under his or her supervision in accordance with GAAP, subject to year-end audit adjustments, and stating that such Authorized Accounting Officer knows of no facts inconsistent with such Financial Statements and that such Financial Statements, as a whole, fairly present the financial position of Borrower as of the end of the periods indicated and the results of the operations of Borrower for such periods. Any financial statements furnished pursuant to this SECTION shall be accompanied by a certificate of an Authorized Accounting Officer stating that, to his or her knowledge, no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, the period of its existence, and the action that Borrower has taken or proposes to take with respect thereto.

         5.4.2.    BORROWER'S ANNUAL FINANCIAL STATEMENTS

         Borrower shall furnish to Lender, as soon as practicable, and in any event within 90 days after the end of each Fiscal Year of Borrower, a consolidated balance sheet of Borrower as at the end of such Fiscal Year and a consolidated statement of income, partners' capital or deficit and consolidated cash flow of Borrower for such Fiscal Year, setting forth in each case, in comparative form, the corresponding figures for the preceding Fiscal Year, prepared in accordance with GAAP, and in the form that would be required of Borrower if Borrower were required to file annual reports with the SEC on Form 10-K. Such Financial Statements shall be accompanied by (A) (1) an audit report and opinion in respect of such Financial Statements of Ernst & Young or other "Big Six" independent certified public accounting firm selected by Borrower and reasonably acceptable to Lender, which report and opinion shall be unqualified as to the scope of the audit and reasonably satisfactory to Lender, and (2) the written statement of the accountants described in clause (1) that, in making the examination necessary for their report and opinion on such Financial Statements, they have obtained no knowledge of any condition, event or act that constitutes a Default or Event of Default, or, if such accountants shall have obtained such knowledge, a statement as to the nature and status thereof, and (B) a certificate of an Authorized Accounting Officer, stating that (1) such Financial Statements have been prepared under his or her supervision in accordance with GAAP and that he or she knows of no facts inconsistent with such

Financial Statements and (2) to his or her knowledge, no Default or Event of Default has occurred is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, the period of its existence, and the action that Borrower has taken or proposes to take with respect thereto.

         5.4.3.   BUDGETS

         (a) For the partial year period commencing on the Anticipated Repayment Date, and for each Fiscal Year thereafter, Borrower shall submit to Lender for Lender's written approval the Annual Budget not later than thirty
(30) days prior to the commencement of such period or Fiscal Year. Such Annual Budget shall be in form and substance reasonably satisfactory to Lender setting forth in reasonable detail budgeted monthly operating income and monthly operating capital and monthly operating and other expenses for the Property, including all planned capital expenditures in respect of the Property for such period or Fiscal Year. Each such Annual Budget approved by Lender shall hereinafter be referred to as an "APPROVED ANNUAL BUDGET ". Until such time that Lender approves a proposed Annual Budget, the most recently Approved Annual Budget shall apply; provided that, such Approved Annual Budget shall be adjusted from time to time to reflect actual increases in real estate taxes, insurance premiums and utilities expenses.

         (b) In the event that, after the Anticipated Repayment Date, Borrower must incur an extraordinary operating expense or capital expense not set forth in the Annual Budget (each an "EXTRAORDINARY EXPENSE"), then the Borrower shall promptly deliver to Lender a reasonably detailed explanation of such proposed Extraordinary Expense for the Lender's approval.

         5.4.4.   PROPERTY OPERATING STATISTICS

         Borrower shall furnish to Lender operating statements setting forth the Net Operating Income and occupancy statements for each Mortgaged Property for each calendar month together with rent rolls (which rent rolls shall contain the same information as the rent rolls provided by Borrower to Lender in connection with the Closing) within 15 days following the end of such calendar month in each case certified as true and correct by an Authorized Accounting Officer and accompanied by a calculation of the Debt Service Coverage Ratio as of the end of such calendar month.

         5.4.5.   CERTIFICATES REGARDING DEFAULTS

         Within five (5) Business Days after any officer of the General Partner obtains knowledge of any Default or Event of Default, Borrower shall furnish to Lender a statement of such officer specifying the nature of such Default or Event of Default, the period of existence thereof, and the action that Borrower has taken or proposes to take with respect thereto.

         5.4.6.   PROPOSED AMENDMENTS TO PARTNERSHIP AGREEMENT

         Not less than ten (10) days prior to the execution thereof, Borrower shall furnish to Lender a true and complete copy of any proposed amendment to the Partnership Agreement, which proposed amendments shall be subject to the provisions of SECTION 6.5.1 hereof.

         5.4.7.   ENVIRONMENTAL CONDITIONS

         Within five (5) Business Days after any officer of the General Partner obtains knowledge of or discovers any occurrence or condition on any real property adjoining or in the vicinity of any Mortgaged Property that might reasonably be expected to cause such Mortgaged Property or the Land on which it is located to be subject to any investigation or cleanup pursuant to any Environmental Law which could reasonably be expected to lead or result in a material adverse effect upon the business, operations, prospects, assets, properties or condition (financial or otherwise) of Borrower or any Mortgaged Property, Borrower shall furnish to Lender written notice thereof describing the nature thereof and the actions, if any, that Borrower proposes to take to address it.

         5.4.8.    EVIDENCE OF TAX PAYMENTS

         Concurrently with the delivery of Financial Statements required by SECTIONS 5.4.1 and 5.4.2, Borrower shall provide to the Lender evidence of the payment of all real estate taxes that were due and payable on the Mortgaged Properties during the preceding Accounting Quarter.


    5.5. MAINTENANCE OF EXISTENCE, ETC.

         At all times (a) maintain its principal place of business, principal office, and office where it keeps its records and other documents and instruments, relating to the Mortgaged Properties (except for certain records, documents and instruments kept at the Mortgaged Properties) at its address set forth in SECTION 11.3 hereof or such other address of which Lender may be given written notice not less than thirty (30) days prior to the date on which a change of location is to occur; (b) obtain and maintain in full force and effect all authorizations, consents, approvals, licenses, exemptions and other actions by, and all registrations, qualifications, designations, declarations and other filings, if any, with, any governmental or administrative board, body, commission, authority, bureau, or agency necessary (i) in connection with the execution and delivery of this Agreement, the Mortgage Note, and the other Loan Documents, the consummation of the transactions contemplated herein or therein, and the performance of or compliance with the terms and conditions thereof, or
(ii) to ensure the legality, validity and enforceability hereof or thereof; and
(c) maintain in effect its existence pursuant to the Partnership Agreement and cause the General Partner to (and by signing this Agreement on behalf of Borrower the General Partner agrees to) (x) maintain its corporate, partnership or other existence in effect and in good standing and (y) comply with all requirements of Law material to the conduct of its business (including continuing to be qualified to engage in business in each jurisdiction where such qualification is required) and the performance of the obligations of Borrower or the General Partner under the Loan Documents to which Borrower or the General Partner is a party.


    5.6. COMPLIANCE WITH APPLICABLE LAWS

    Comply in all material respects with all requirements of Law applicable to the conduct of its business (including continuing to be registered or qualified to do business in each jurisdiction where such registration or qualification is required), the operation of the Mortgaged Properties, and the performance of the obligations of Borrower under the Loan Documents to which Borrower is a party, including Environmental Laws, rules, regulations and orders of any governmental authority.

    5.7. MAINTENANCE OF BOOKS; INSPECTION OF PROPERTIES AND BOOKS

         Keep and maintain adequate and proper records and books of account, in which complete entries are made in accordance with GAAP and in accordance with all applicable laws and regulations, and permit authorized representatives of Lender to discuss the business, operations, prospects, assets, properties and condition (financial or otherwise) of Borrower with its officers and employees and, at reasonable times and on reasonable notice (except during the existence of an Event of Default, in which case no notice shall be required) to examine its books of account and other records and make copies thereof or extracts therefrom, all at such reasonable times as Lender may request.


    5.8. NOTICE OF LITIGATION; DISPUTES

         Give written notice to Lender within five (5) Business Days after learning of:

              (i) Any action, suit or proceeding instituted against Borrower or any action, suit or proceeding instituted by Borrower in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign), or any such proceedings threatened against Borrower (including (i) any proceeding initiated by any party with respect to the presence or release, or alleged presence or release, of any Hazardous Materials at, on, under, from or about any Mortgaged Property or the Land on which any Mortgaged Property is located and (ii) any claim made or threatened by any third party against Borrower or any such Mortgaged Property or Land relating to any loss or injury resulting from any Hazardous Materials) an adverse determination of which could reasonably be expected to lead to or result in a material adverse effect upon the business, operations, prospects, assets, properties or condition (financial or otherwise) of Borrower or any Mortgaged Property, in each case containing the details thereof;

              (ii) The filing, recording or assessment of any Federal, state or local tax lien against it, or any of its assets, an adverse determination of which could reasonably be expected to lead to or result in a material adverse effect upon the business, operations, prospects, assets, properties or condition (financial or otherwise) of Borrower or any Mortgaged Property;

              (iii) Any dispute between Borrower and any Governmental Authority or other Person which, if adversely determined, could reasonably be expected to materially interfere with the normal business operations of Borrower or any Mortgaged Property.

         Borrower shall permit Lender to join and participate as a party, if Lender so elects, in any legal proceedings or actions initiated with respect to any Mortgaged Property or the Land on which any Mortgaged Property is located in connection with any Environmental Law or Hazardous Materials.


    5.9. MORTGAGED PROPERTY OPERATIONS; MAINTENANCE

         At all times, (a) conduct continuously and operate actively its business at the Mortgaged Properties (subject to temporary cessation of, or other limitations on, its activities due to strikes, lockouts, casualties, events of Force Majeure, or other causes beyond the reasonable control of Borrower, provided prompt written notice thereof is given to Lender); (b) keep in full force and effect and existence all rights, licenses, permits and franchises required for the use or operation of the Mortgaged Properties; (c) maintain the Mortgaged Properties in good and clean order and condition such that the utility and operation of the Mortgaged Properties will not be affected in any material and adverse respect, subject to ordinary wear and tear and damage caused by fire or other casualty; (d) make or cause to be made all necessary or appropriate repairs, replacements and renewals to the Mortgaged Properties in the manner and within the periods required by the Management Agreement and the applicable Mortgages; and (iii) not commit or permit any waste to the Mortgaged Properties or any part thereof.


    5.10. SEPARATE EXISTENCE

         Borrower and the General Partner shall each (i) maintain their books and records and bank accounts separate from any other person or entity (except that, for accounting and reporting purposes, Borrower and the General Partner may be included in the consolidated financial statements of Arden REIT in accordance with generally accepted accounting principles); (ii) maintain an arm's length relationship with their partners, Affiliates and any other party furnishing services to either of them; (iii) maintain its books, records, resolutions and agreements as official records; (iv) conduct their business in their own name and through their own authorized officers and agents; (v) prepare and maintain their financial statements, accounting records and other corporation or partnership documents separate from those of any other Person (except for inclusion of Borrower and the General Partner in consolidated financial statements of Arden REIT); (vi) pay their own liabilities out of their own funds and other assets; (vii) observe all partnership or corporate formalities, as applicable, necessary to maintain their identities as entities separate and distinct from one another and from Arden REIT, Arden OP and all other Affiliates; (viii) participate in the fair and reasonable allocation of any and all overhead expenses and other common expenses for facilities, goods or services provided to multiple entities; (ix) use its own stationery, invoices and checks (except when acting in a representative capacity); (x) hold and identify itself as a separate and distinct entity under its own name and not as a division or part of any other Person (except for inclusion of Borrower and the General Partner in consolidated financial statements of Arden REIT); and (xi) hold its assets in its own name. Borrower and the General Partner shall comply with all of the assumptions set forth in the Substantive Non-Consolidation Opinion delivered by Borrower's counsel at Closing.


    5.11. CASH MANAGEMENT

         Borrower will comply with, and will direct the Manager to comply with, the provisions of SCHEDULE 5.11 hereto, which shall govern the collection and application of Operating Income, Awards, and Insurance Proceeds and the administration of the Reserve Account, the Cash Collateral Account, and the Lockbox Account. Lender agrees that it shall administer the Cash Collateral Account, the Reserve Account and the Lockbox Account in accordance with the provisions of SCHEDULE 5.11 hereto).


    5.12. INDEPENDENT DIRECTOR

         Borrower shall ensure that the General Partner shall have an Independent Director acceptable to Lender at all times, or if the Independent Director has resigned, that the General Partner shall not take any action which may not be taken pursuant to the organizational documents of the General Partner without the consent of the Independent Director, until such new Independent Director shall have been appointed.

    5.13. RESERVE REQUIREMENT

         If, at any time, the amount on deposit in the Reserve Account is less than the Reserve Requirement, the Excess Cash Flow for each Accounting Period shall be deposited into the Reserve Account until the amount on deposit in the Reserve Account equals the Reserve Requirement (provided, that following the occurrence of a Lockbox Event, any deficiency in the Reserve Account shall be paid pursuant to Section 4.4 of the Cash Management Procedures). Borrower shall not make any distributions to its Partners at any time that the amount on deposit in the Reserve Account is less than the Reserve Requirement.


6.  NEGATIVE COVENANTS

         Borrower agrees that, so long as this Agreement shall remain in effect, or so long as there exists any principal, interest or Yield Maintenance Payment due or outstanding under the Mortgage Note, or any other unpaid charges or amounts under this Agreement or under any other Loan Document, then:


    6.1. LIMITATION ON INDEBTEDNESS

         Borrower and the General Partner shall not incur, create or assume any Indebtedness of any kind, provided that Borrower or the General Partner may incur, create or assume any Permitted Debt.


    6.2. LIMITATION ON LIENS

         Borrower shall not create, assume or suffer to exist, any Lien of any kind, upon any of its properties, assets or Collateral, whether now owned or hereafter acquired, except Permitted Liens.

         In the event Borrower contests the payment of a tax, assessment or other governmental charge or contests a landlords', mechanics', materialmen's, warehousemen's, carriers', or other like Lien, Borrower, prior to the commencement of such contest and prior to the date such payment would otherwise be due and payable, shall deposit with Lender (or, following the assignment contemplated by SECTION 9.1 hereof, deposit with the Servicer) an amount equal to 125% of the amount of the contested payment, to be held in a segregated subaccount of the Cash Collateral Account; provided, however, Borrower shall not be required to make such a deposit so long as the aggregate of all such Liens that Borrower is contesting without deposit is less than Fifty Thousand Dollars ($50,000). Upon the conclusion of such contest and upon written request by Borrower accompanied by supporting documentation, Lender (or the Servicer) shall disburse from the deposit made by Borrower with Lender (or the Servicer) any amounts required to be paid by Borrower and shall remit the excess to Borrower. Notwithstanding the foregoing, Lender (or the Servicer) may pay over to the appropriate Person any or all of the funds on deposit with Lender (or the Servicer) when, in Lender's (or the Servicer's) reasonable judgment, the entitlement of such Person to such funds is firmly established or if necessary to avoid the foreclosure of a Lien that secures the contested payment.


    6.3. MERGER OR CONSOLIDATION; PERMITTED REORGANIZATION

    Neither Borrower nor the General Partner shall be a party to any merger or consolidation.

    6.4. SINGLE PURPOSE

         Borrower shall not engage in any business or operate for any purpose other than as set forth in the Partnership Agreement as in effect on the date hereof and shall not have or create any subsidiaries. The General Partner shall not engage in any business or operate for any purpose other than as a general partner of Borrower and shall at all times be a Single Purpose entity. Neither Borrower nor the General Partner will: (i) seek or consent to any dissolution, winding up, liquidation, consolidation, merger or sale of all or substantially all of its assets; (ii) fail to correct any known misunderstanding regarding its separate identity; (iii) commingle its funds or other assets with those of any other Person; (iv) assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person (other than as permitted by the Loan Documents);
(v) acquire obligations or securities of its partners or shareholders, as the case may be; (vi) pledge any of its assets for the benefit of any other Person other than Lender (except as permitted by the Loan Documents); (vii) make any loans to any other Person; (viii) identify its partners or shareholders, as the case may be, or any of its Affiliates as a division or part of it (except for inclusion of the Borrower and the General Partner in consolidated financial statements of Arden REIT); (ix) engage (either as transferor or transferee) in any material transaction with any Affiliate other than for fair value and on terms similar to those obtainable in arms-length transactions with unaffiliated parties, or engage in any transaction with any Affiliate involving any intent to hinder, delay or defraud any entity; (x) engage in any business activity or operate for any purpose other than as stated in Section 1.3 of its Partnership Agreement and Article II of the GP Certificate, as applicable, in each case as in effect on the date hereof or (xi) without the consent of all its directors or all the directors of its General Partner, as applicable, including the consent of an Independent Director, file a bankruptcy or insolvency petition or otherwise institute bankruptcy proceedings. Borrower will not acquire any assets not related to the business and operation of the Mortgaged Properties.


    6.5. AMENDMENTS TO AGREEMENTS

         6.5.1.

         Borrower shall not, without the consent of Lender, (i) amend, modify or alter the terms of the Partnership Agreement, (ii) admit a General Partner,
(iii) cancel, release, terminate or surrender the Management Agreement or any Ground Lease, or permit any cancellation, release, termination or surrender of the Management Agreement or any Ground Lease or (iv) amend, modify or alter the terms of the Management Agreement or any Ground Lease in any material respect; PROVIDED THAT Borrower shall be entitled to cancel, release, terminate, surrender, amend, modify or alter the Management Agreement in connection with the replacement of the Manager if, before the date on which the Manager ceases to be the Manager of any Mortgaged Property, (a) Borrower causes such Mortgaged Property to come under management by a third party property manager in accordance with the provisions of clauses (i), (ii)(y), (iii), (iv) and (v) of
SECTION 5.3.2 above, (b) each of the Rating Agencies delivers to the Lender a Rating Comfort Letter with respect thereto; and PROVIDED FURTHER that Borrower may cancel, release, terminate, surrender, amend, modify or alter any Ground Lease (x) in connection with the sale of the Mortgaged Property situated on the Land that is subject to such Ground Lease and (y) in compliance with the Loan Documents.

         6.5.2.

         Neither Borrower nor the General Partner shall enter into or consent to any termination, amendment, waiver or supplement of any of the provisions of the General Partner's organizational or governing documents without the consent of Lender.


    6.6. DISTRIBUTIONS

         Borrower shall make no distributions of cash or other assets to the Partners if an Event of Default has occurred and is continuing.


    6.7. PERMITTED TRANSFERS

         Borrower shall not transfer, pledge, hypothecate or assign any of the Mortgaged Properties except (a) to Lender or (b) in connection with the simultaneous Release of such Mortgaged Property pursuant to SECTION 2.7, SECTION 2.8, SECTION 2.9, SECTION 2.10 OR SECTION 11 hereof.


7.  EVENTS OF DEFAULT


    7.1. DEFAULT; AN EVENT OF DEFAULT

         The occurrence of any of the following events beyond any applicable notice and cure period set forth in this Section 7.1 shall be an "EVENT OF DEFAULT" hereunder (and the occurrence of any of the following which, with the giving of notice or the passage of time, or both, would become an Event of Default shall, prior to the giving of such notice or the passage of such time, be a "DEFAULT" hereunder).

         7.1.1.

         Borrower shall fail to pay, when due, any principal or interest on the Mortgage Note or any Yield Maintenance Payment or Defeasance Deposit that may be due.

         7.1.2.

         Borrower shall fail to pay, when due, any other amount due under or pursuant to the Mortgage Note, this Agreement, or any of the other Loan Documents (other than principal, interest, and any Yield Maintenance Payments or Defeasance Deposits).

         7.1.3.

         Borrower shall fail to perform or observe in any material and adverse respect any of the covenants and agreements of Borrower set forth in this Agreement, or any representation and warranty made by Borrower in this Agreement or in any of the other Loan Documents shall fail to have been true in any material and adverse respect when made and, in either case, such failure shall continue uncured for a period of more than (i) 10 days with respect to any failure or breach of covenant relating to the payment of taxes or the maintenance of insurance, or (ii) with respect to all other such failures or breaches, 30 days following Borrower's receipt of written notice thereof from Lender; PROVIDED THAT with respect to clause (ii) above, it shall not be an Event of Default hereunder if (a) such failure is cureable but is not reasonably capable of being cured within such 30-day period and Borrower shall have promptly commenced to cure such failure (including by consummation of a sale of the affected Mortgaged Properties and the payment of the applicable Release Price, Defeasance Deposit and Yield Maintenance Payment, if any) and thereafter shall diligently pursue such cure to completion, but in no event later than 90 days after the date on which Borrower received such written notice from Lender.

         7.1.4.

         The Manager shall cease to be Manager of all of the Mortgaged Properties or the Management Agreement shall terminate with respect to one or more Mortgaged Properties, unless, before the date on which the Manager ceases to be the Manager of any such Mortgaged Property, or the Management Agreement terminates with respect to any such Mortgaged Property, (a) Borrower causes such Mortgaged Property to come under management by a third party property manager in accordance with clauses (i), (ii)(y), (iii), (iv) and (v) of SECTION 5.3.2, hereof, and (b) if the Securitization has occurred, each of the Rating Agencies delivers to Lender a Rating Comfort Letter with respect thereto.

         7.1.5.

         Borrower or the General Partner shall default in its payment of any Indebtedness with an aggregate principal amount in excess of $2,000,000.

         7.1.6.

         If at any one time there shall be any final nonappealable judgment or judgments rendered by any court or Governmental Authority not covered by insurance aggregating in excess of $5,000,000 against Borrower or the General Partner, which shall not have been satisfied, fully stayed or bonded within 60 days after the entry thereof.

         7.1.7.

         Either of the following shall occur with respect to Borrower or the General Partner:

              (a) a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudicating Borrower or the General Partner as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of Borrower or the General Partner under any Bankruptcy Law, and such decree or order shall have continued undischarged and unstayed for a period of 60 consecutive days; or a decree, judgment or order of a court of competent jurisdiction appointing a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency for Borrower or the General Partner, or any substantial part of the property of Borrower or the General Partner, or for the winding up or liquidation of the affairs of Borrower or the General Partner, and such decree, judgment, or order shall have remained in force undischarged and unstayed for a period of 60 days; or

              (b) Borrower or the General Partner shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any Bankruptcy Law, or shall consent to the filing of any such petition, or shall consent to the appointment of a custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or any substantial part of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall, within the meaning of any Bankruptcy Law, become insolvent, fail generally to pay its debts as they become due, or shall, within the meaning of any Bankruptcy Law, become insolvent, fail generally to pay its debts as they become due, or take any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing.

         7.1.8.

         Unless Borrower causes all of the Mortgaged Properties to come under management by a third party manager in accordance with clauses (i), (ii)(y),
(iii), (iv) and (v) of SECTION 5.3.2 hereof, either of the following shall occur with respect to the Manager:

              (a) a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudicating the Manager as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Manager under any Bankruptcy Law, and such decree or order shall have continued undischarged and unstayed for a period of 60 consecutive days; or a decree, judgment or order of a court of competent jurisdiction appointing a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency for the Manager, or any substantial part of the property of the Manager, or for the winding up or liquidation of the affairs of the Manager shall have been entered, and such decree, judgment, or order shall have remained in force undischarged and unstayed for a period of 60 days; or

              (b) the Manager shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any Bankruptcy Law, or shall consent to the filing of any such petition, or shall consent to the appointment of a custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or any substantial part of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall, within the meaning of any Bankruptcy Law, become insolvent, fail generally to pay its debts as they become due, or take any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing.

         7.1.9.

         An Event of Default shall occur under any other Loan Document.

         7.1.10.

         If a Securitization has not yet occurred, Borrower shall default in a material respect under the Cooperation Agreement after the giving of any required notice and/or the expiration of any required cure period.

         7.1.11.

         The General Partner (i) shall cease to be the general partner of Borrower, (ii) shall fail to have at least one director who is an Independent Director, other than as a result of the resignation or removal of an Independent Director, so long as the General Partner is then diligently searching for a new Independent Director, (iii) shall terminate, liquidate or dissolve, or shall cease to be controlled by Arden REIT, (iv) shall engage, directly or indirectly, in any business or activity except serving as general partner of Borrower.

         7.1.12.

         Borrower acquires any assets not related to the business and operation of the Mortgaged Properties (other than a direct or indirect interest in a residual class certificate issued pursuant to the Securitization).

         7.1.13.

         The occurrence of an event of default under any Ground Lease.

         7.1.14.

         Following the occurrence of a Lockbox Event, the willful failure of Borrower to instruct tenants of the Mortgaged Properties to make payments of Rents into the Lockbox Account or the failure of Borrower or Manager to deposit payments of Rents received by Borrower or Manager into the Lockbox Account promptly upon receipt thereof.

         7.1.15.

         In the event Borrower or the General Partner shall fail to perform or observe any of the covenants set forth in SECTION 5.10 or SECTION 6.4 hereof and such failure shall continue for thirty (30) days following Borrower's receipt of notice of such failure from Lender, provided that it shall not be an Event of Default hereunder if such failure is cureable but is not reasonably capable of being cured within such 30-day period and Borrower shall have promptly commenced to cure such failure and thereafter shall diligently pursue such cure to completion, but in no event later than 90 days after the date on which Borrower received such written notice from Lender.


    7.2. REMEDIES

         If an Event of Default shall have occurred and be continuing, Lender shall have the right, in its sole discretion, by written notice to Borrower (except upon the occurrence of an Event of Default under SECTION 7.1.7 affecting Borrower, in which case all principal and accrued interest thereon will be immediately due and payable on the Mortgage Note without any declaration or other act on the part of Lender) to take one or more of the following actions:

         7.2.1.

         To declare the principal of and all amounts accrued but unpaid under the Mortgage Note, this Agreement and the other Loan Documents, together with a Yield Maintenance Payment calculated in accordance with SECTION 2.11 hereof, to be immediately due and payable, and such amounts shall thereupon become immediately due and payable, without presentment, demand, protest or notice of any kind, other than any notice specifically required by this SECTION 7.2, all of which are hereby expressly waived by Borrower.

         7.2.2.

         Pursue such rights and remedies against Borrower, or otherwise, as are provided under and pursuant to this Agreement, the Mortgages or any of the other Loan Documents and as may be available to the Lender at law or in equity.

         7.2.3.

         If the Event of Default involves Borrower's failure to pay any tax, assessment, encumbrance or other imposition binding on Borrower or any of the Collateral or to perform its obligation to furnish insurance hereunder, or to perform or observe any other covenant, condition or term in any Loan Document or in the Management Agreement or any Ground Lease, Lender may, at its option, without waiving or affecting any of its other rights or remedies hereunder, pay, perform or observe the same, and, in connection therewith, Lender shall be entitled to rely on any representations and statements of the ground lessor under any such Ground Lease or of the Manager under the Management Agreement in regard to alleged breaches or violations thereof, and all payments made or costs or expenses incurred by Lender in connection therewith shall be repaid by Borrower to Lender within fifteen (15) days after demand therefor, together with interest at the Default Interest Rate, and shall be added to and become a part of the Indebtedness secured by the Mortgages and other Security Documents. Lender is hereby empowered to enter and to authorize others to enter upon any Land and all Improvements located on any Land for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Borrower or any Person in possession holding under Borrower.

         7.2.4.

         Appoint as a matter of right, without notice, to the fullest extent permitted under applicable law, a receiver for Borrower or for all or any part of the Collateral, whether such receivership be incidental to a proposed sale of the Collateral or otherwise. All disbursements made by the receiver and the expenses of receivership, shall be added to and be a part of the principal amount of the obligations secured by the Security Documents, and, whether or not said principal sum, including such disbursements and expenses, exceeds the indebtedness originally intended to be secured thereby, the entire amount of said sum, including such disbursements and expenses, shall bear interest at the Default Interest Rate, be secured by the Security Documents and shall be due and payable within fifteen (15) days after demand therefor.


    7.3. REMEDIES CUMULATIVE

         Each of the rights, powers, and remedies provided herein are intended and are hereby deemed to be cumulative, concurrent and in addition to, and not in limitation of, those rights, powers, and remedies provided elsewhere hereunder or in any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise. No waiver of any Event of Default in one instance shall constitute a waiver of any other or any succeeding Event of Default, except to the extent provided in such waiver.

    7.4. DEFAULT INTEREST

         In addition to the provisions of SECTION 2 hereof, if Borrower shall fail to make payment when and as due of any amounts due hereunder (whether at the stated date for payment, or earlier upon an acceleration hereunder), Borrower shall pay, to the fullest extent permitted by applicable law, interest to Lender on such past due amounts beginning on the date such payment becomes past due at a per annum rate of interest (the "DEFAULT INTEREST RATE") equal to the greater of (a) the Interest Rate in effect from time to time plus three percentage points (3%) and (b) the Prime Rate plus two percentage points (2%). Borrower acknowledges that its obligation to pay Default Interest may be separated from the other obligations of Borrower hereunder, and may be held or transferred separately from the other obligations of the Borrower hereunder.


    7.5. DEFAULT INDEMNITY

         Borrower hereby agrees to, and shall, indemnify and hold harmless Lender against the reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) which it may sustain or incur as a consequence of any Default or Event of Default hereunder and in the enforcement of Lender's rights and remedies in connection therewith. Lender shall provide to Borrower a satisfactory statement, signed by an officer of Lender and supported, where applicable, by documentary evidence, explaining the amount of all such costs or expenses. Any amounts that Borrower must pay to Lender under this SECTION 7.5 shall bear interest at the Default Interest Rate and shall be due fifteen (15) days after demand therefor accompanied by documentation sufficient to establish the amount of Borrower's liability, and shall be added to and become a part of the Indebtedness secured by the Mortgages and other Security Documents.


8.  INSURANCE


    8.1. MAINTENANCE OF INSURANCE

         Borrower shall maintain at all times with Qualified Insurance
Companies all policies of insurance required under the Mortgage, which policies shall name Lender, as an additional insured or loss payee, as applicable, as their interests may appear. Each policy of insurance required hereunder shall require the insurer to give not less than thirty (30) days' prior written notice to Lender in the event of cancellation of such policy for any reason whatsoever (ten (10) days in the case of non-payment of premium) and, with respect to property insurance, shall provide that the interest of the additional insureds or loss payees thereunder shall not be impaired or invalidated by any act or neglect of Borrower or the owner of any of the insured property or by the occupation of the premises wherein such property is located for purposes more hazardous than are permitted by such policy. If Borrower fails to provide and pay for such insurance, Lender may, at Borrower's expense, procure the same, but shall not be required to do so, and any amounts reasonably expended by Lender to do so, together with interest at the Default Interest Rate shall become part of the debt secured by the Security Documents.


    8.2. PAYMENT AND APPLICATION OF INSURANCE PROCEEDS

         Insurance proceeds payable with respect to damage to or destruction of any Mortgaged Property or the Improvements related thereto, including damage by earthquake, if in effect, shall be applied in accordance with the terms of the applicable Mortgage. All other insurance proceeds shall be payable in accordance with the provisions of the applicable policy.


    8.3. EARTHQUAKE INSURANCE

         Borrower shall maintain at all times or cause to be maintained for its benefit with a Qualified Insurance Company, a blanket policy of insurance insuring all of the Mortgaged Properties against damage by earthquake in an aggregate insured amount not less than $26,615,000 and having a deductible of not more than five percent (5%) per unit of earthquake insurance subject to a $100,000 minimum (a unit being defined as each individual building on each Mortgaged Property). Such earthquake insurance shall otherwise comply with the requirements of SECTION 1.7.3 of the Mortgage.


9.  SECURITIZATION


    9.1. SECURITIZATION

         Borrower and the General Partner shall use commercially reasonable best efforts to cooperate with Lender in its activities in connection with the sale of the Loan as a whole loan or any securitization of the Loan (the "SECURITIZATION"), including obtaining ratings by the Rating Agencies in accordance with the terms hereof and in accordance with the Cooperation Agreement. The Securitization will involve the issuance of rated single- or multi-class securities secured by or evidencing ownership interests in the Loan Documents (the "CERTIFICATES"). Borrower acknowledges and agrees that, in connection with the Securitization, (a) this Agreement, the Mortgage Note, the Security Documents and the other Loan Documents may be assigned, pursuant to the assignment, to a trustee (the "TRUSTEE"), as trustee under a pooling and servicing agreement (the "POOLING AND SERVICING AGREEMENT") in form substantially similar to those commonly used in rated commercial mortgage-backed securities offerings and (b) pursuant to the Pooling and Servicing Agreement, a professional loan servicer of recognized standing (the "SERVICER") would be appointed to service the Loan, this Agreement and the Loan Documents as provided therein. The addresses of the Trustee and the Servicer will be provided to Borrower and the Ground Lessor in writing before the Securitization is consummated. Upon such assignment, the Trustee shall for all purposes be the sole Lender hereunder and the sole mortgagee or beneficiary under the Mortgage (and all references herein to the "Lender" shall be deemed to refer to the Trustee) and shall, together with the Servicer, among other things, (i) have the sole and exclusive benefit of and the right and power to exercise, or to direct the exercise of, all the rights and remedies of Lender hereunder and under the Security Documents, including the right to inspect the Collateral, to receive notices and financial information, to grant or withhold consents or approvals, to benefit from indemnities, to receive, hold and apply proceeds or any other amount or property provided by Borrower hereunder, and, upon the occurrence and during the continuation of an Event of Default, to take any action required or permitted of Lender with respect thereto, all in the Trustee's own name, and to exercise all other rights and remedies of Lender hereunder and under the Security Documents, and (ii) be bound by all the terms hereof which apply to Lender. Borrower hereby acknowledges the foregoing and agrees to be bound to the Trustee, upon such assignment, recognizing the Trustee as Lender hereunder as if the Trustee were named in this Agreement as Lender, recognizing that the Servicer shall be entitled to act on behalf of the Trustee and the Holders under and as provided in the Pooling and Servicing Agreement and shall be entitled to and shall receive all notices, financial and other information, agreements and other documents to be delivered to Lender or the Trustee hereunder or under any of the other Loan Documents and accepting and agreeing to all of the terms reasonably set forth in the Pooling


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and Servicing Agreement and the exhibits thereto, all of which shall be secured under the Security Documents. Upon such assignment, Borrower's obligations to Lender specified in this Agreement shall be satisfied by Borrower's tendering full and timely payment or performance thereof to the Trustee or, if directed by the Trustee, to the Servicer. With respect to the delivery of documents and other written material, the Trustee and the Servicer shall have only the obligations expressly required of Lender herein or in the other Loan Documents or of the Trustee or the Servicer in the Pooling and Servicing Agreement. All rights and remedies of the Trustee as Lender hereunder, including all indemnities running to Lender, shall also operate for the benefit of the Servicer and the Holders, as provided in the Pooling and Servicing Agreement, and shall be exercised by the Trustee and the Servicer in accordance with and subject to the terms and conditions set forth in the Pooling and Servicing Agreement. Borrower acknowledges and agrees that, until Borrower has received notice from the Trustee to the contrary, and subject to the terms and conditions set forth in the Pooling and Servicing Agreement to the contrary, all deliveries and notifications to be made by Borrower to the Trustee, as Lender, pursuant to this Agreement or any other Loan Document shall be made to the Servicer only and not to the Trustee.

         Borrower will cooperate with Lender to retain the Rating Agencies to provide rating surveillance services on any Certificates issued in a Securitization. Such rating surveillance shall be at the expense of Borrower. Prior to the Securitization (or in the event the Securitization does not occur), Lender may appoint a professional loan servicer of recognized standing to service the Loan, this Agreement and the Loan Documents on terms and conditions acceptable to Lender. The costs, fees and expenses of any such servicer shall be paid by Lender.


    9.2. NO ASSIGNMENT BY BORROWER

         The rights and obligations of Borrower under this Agreement are personal to Borrower and, accordingly, Borrower shall not assign this Agreement or any other Loan Document or any other right, interest, or obligation of Borrower hereunder or thereunder, either in whole or in part, to any Person whatsoever.


    9.3. METHOD OF PAYMENT

    Following the assignment contemplated by SECTION 9.1 hereof, Borrower shall make or cause to be made all payments under the Mortgage Note, and any other payments required to be made by Borrower to or on behalf of Lender hereunder or pursuant to any other Loan Document, to the Servicer by application of the provisions of SCHEDULE 5.11 hereto or by wire transfer through the Federal Reserve Bank of New York of immediately available funds in lawful tender of the United States of America, in accordance with instructions provided by the Servicer, which payments shall be held and applied by the Servicer in accordance with the Pooling and Servicing Agreement.


10. ASSIGNMENT AND PARTICIPATION

         Notwithstanding anything to the contrary set forth herein or in any other Loan Document, Lender and any assignee of Lender shall have the right at any time and from time to time to (a) assign (and thereafter, at any time and from time to time, repurchase) all or any portion of its rights and obligations with respect the Loan, including, without limitation, all or any portion of the outstanding principal balance of the Loan and thereafter be released from its rights and obligations as Lender in respect of such portion of the Loan (except to the extent such portion of the Loan is repurchased by


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

Lender or such assignee), and (b) sell participations in the Loan. If requested by Lender, Borrower shall execute and deliver a written acknowledgment acknowledging the assignment of all or a portion of the Loan to an assignee.


11. SUBSTITUTION OF PROPERTIES

         Subject to the terms and conditions set forth in this Section, at any time following the commencement of the Defeasance Period, Borrower may obtain a release of the Lien of the Mortgage (and the related Loan Documents) to the extent it encumbers one or more Mortgaged Properties (a "SUBSTITUTED PROPERTY") by substituting therefor one or more office properties acquired by Borrower (individually, a "SUBSTITUTE PROPERTY" and collectively, the "SUBSTITUTE PROPERTIES"), provided that (a) the Substitution Conditions are satisfied with respect to the Substitute Properties, (b) no such substitution may occur after the Anticipated Repayment Date, (c) such substitution shall not be allowed more than two (2) times during the term of the Loan and (d) not more than five (5) Mortgaged Properties may be released from the Lien of the Mortgage (and the related Loan Documents) during the term of the Loan pursuant to this SECTION 11. Any such substitution shall be subject, in each case, to the satisfaction of the following conditions precedent (collectively, the "SUBSTITUTION CONDITIONS"):


         (i) Lender shall have received a copy of a deed or an assignment and assumption of lessee's interest in the Ground Lease (together with the ground lessor's consent thereto), as applicable, conveying all of Borrower's right, title and interest in and to the Substituted Property or Substituted Properties then being Released to an entity other than Borrower and a letter from Borrower countersigned by the Title Company acknowledging receipt of such deed or assignment and assumption, as applicable, and agreeing to record such deed or assignment and assumption, as applicable, in the real estate records for the county in which the Substituted Property is located or in the counties in which the Substituted Properties are located;

         (ii) Lender shall have received an appraisal of the Substitute Property or Substitute Properties, as applicable, dated no more than sixty (60) days prior to the substitution by an appraiser acceptable to the Rating Agencies, indicating an appraised value of the Substitute Property or Substitute Properties, as applicable, that is equal to or greater than the Release Price of the Substituted Property or Substituted Properties, then being Released, determined by Lender as of the Closing Date;

         (iii) after giving effect to the substitution, the Debt Service Coverage Ratio for the Mortgaged Properties (including the Substitute Properties but excluding the Substituted Properties) shall be at least equal to the greater of (i) 2.052:1 and
                (ii) the Debt Service Coverage Ratio for the Loan for all of the Mortgaged Properties immediately preceding the substitution;

         (iv) the Net Operating Income for any Substitute Property does not show a downward trend over the three (3) years immediately prior to the date of substitution or, with respect to a Substitute Property for which information regarding the Net Operating Income of such Substitute Property for the three (3) years immediately


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

                prior to the date of substitution cannot be obtained by Borrower after Borrower's exercise of diligent efforts, the Net Operating Income shall not show a downward trend for such period of time immediately prior to the date of substitution as may be determined from the information regarding such Net Operating Income available (which period of time, in any event, shall not be less than one (1) year);

                The Net Operating Income for a Substitute Property shall be deemed to show a downward trend, if the Net Operating Income for the Substitute Property for each Determination Period (as defined below) was less than the Net Operating Income for the immediately preceding Determination Period, commencing with the Determination Period that commenced on the date that is three (3) years prior to the first day of the calendar month in which the substitution is to occur. A "Determination
                Period" is a twelve (12) month period that commences on a prior anniversary of the first day of the calendar month in which the substitution is to occur and ends on the last day of the calendar month (or prior anniversary thereof) immediately preceding the month in which the substitution is to occur;

         (v) the Net Operating Income and Debt Service Coverage Ratio (for the twelve (12) month period immediately preceding the substitution) for the Substitute Property or Substituted Properties, as applicable, is greater than one hundred twenty-five percent (125%) of the Net Operating Income and Debt Service Coverage Ratio (for the twelve (12) month period immediately preceding the substitution) for the Substituted Property or Substituted Properties then being substituted.
                For purposes of this clause (v), the Debt Service Coverage Ratio with respect to a Substitute Property (or Substitute Properties, as applicable) or a Substituted Property (or Substituted Properties, as applicable) shall be calculated using the Net Operating Income with respect to such Substitute Property (or Substitute Properties, as applicable) or Substituted Property, (or Substituted Properties, as applicable) and the principal, if any, and interest due and payable on the Mortgage Note allocable to the Release Price for the Substitute Property or Substituted Property, as applicable (or the aggregate Release Prices for the Substitute Properties or Substituted Properties, as applicable);

         (vi) Lender shall have received a Rating Comfort Letter from each Rating Agency with respect to the substitution;

         (vii) no Default or Event of Default shall have occurred and be continuing and Borrower shall be in compliance with all terms and conditions set forth in this Agreement and in each Loan Document on Borrower's part to be observed or performed. Lender shall have received a certificate from Borrower confirming the foregoing, stating that the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as if made on the date of the substitution with respect to Borrower, the Mortgaged Properties and each Substitute Property and containing any other representations and warranties with respect to Borrower, the Mortgaged Properties, each Substitute Property and the Loan as the Rating Agencies may require, such certificate to be in form and substance satisfactory to the Rating Agencies;


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

         (viii) Borrower shall have executed, acknowledged and delivered to Lender (A) a Mortgage, an Assignment of Leases and Rents and one or more UCC Financing Statements with respect to each Substitute Property, together with a letter from Borrower countersigned by the Title Company acknowledging receipt of such Mortgage, Assignment of Leases and Rents and UCC-1 Financing Statements and agreeing to record or file, as applicable, such Mortgage, Assignment of Leases and Rents and, if applicable, one of the UCC-1 Financing Statements in the real estate records for the county in which such Substitute Property is located and agreeing to file one of the UCC-1 Financing Statements in the office of the Secretary of State of the State in which such Substitute Property is located, so as to effectively create upon such recording and filing valid and enforceable Liens upon such Substitute Property, of the requisite priority, in favor of Lender (or such other trustee as may be desired under local law), subject only to Permitted Encumbrances and Permitted Liens and (B) a Security Agreement and an Environmental Indemnity Agreement with respect to such Substitute Property. The Mortgage, Assignment of Leases and Rents, UCC-1 Financing Statements, Security Agreement and Environmental Indemnity Agreement shall be the same in form and substance as the counterparts of such documents executed and delivered on the Closing Date subject to modifications reflecting such Substitute Property as a Mortgaged Property that is the subject of such documents and such modifications reflecting the laws of the state in which such Substitute Property is located as shall be recommended by the counsel admitted to practice in such state and delivering the opinion as to the enforceability of such documents required pursuant to clause (xv) below. Borrower shall also have executed, acknowledged and delivered any amendments to the Loan Documents required in connection with a substitution and, where applicable, a letter from Borrower countersigned by the Title Company agreeing to record such amendments in the real estate records for each county where the Mortgage was recorded. The Mortgage encumbering the Substitute Property shall secure all amounts evidenced by the Mortgage Note. The amount of the Loan allocated to the Substitute Property or Substitute Properties (such amount being hereinafter referred to as the "Substitute Release Amount") shall equal the Allocated Loan Amount of the Substitute Property or Substituted Properties then being Released (and, if applicable, equitably allocated among the Substitute Properties);

         (ix) Lender shall have received (A) any "tie-in" or similar endorsement to each Title Insurance Policy insuring the Lien of the existing Mortgage as of the date of the substitution available with respect to the Title Insurance Policy insuring the Lien of the Mortgage with respect to each Substitute Property and (B) a Title Insurance Policy (or a marked, signed and redated commitment to issue such Title Insurance Policy) insuring the Lien of the Mortgage encumbering each Substitute Property, issued by the Title Company insuring the Lien of the existing Mortgage and dated as of the date of the substitution, with reinsurance and direct access agreements that replace such agreements issued in connection with the Title Insurance Policy insuring the Lien of the Mortgage encumbering the Substituted Property. The Title Insurance Policy issued with respect to each Substitute Property shall (1) provide coverage in the amount of the Loan Amount of the "tie-in" or similar endorsement described above, (2) insure Lender that the


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

                relevant Mortgage creates a valid first lien on the Substitute Property encumbered thereby, free and clear of all exceptions from coverage other than Permitted Encumbrances (as modified by the terms of any endorsements), (3) contain such endorsements and affirmative coverages as are contained in the Title Insurance Policies insuring the Liens of the existing Mortgage, and (4) name Lender as the insured. Lender also shall have received copies of paid receipts showing that all premiums in respect of such endorsements and Title Insurance Policies have been paid;

         (x) Lender shall have received a current title survey for each Substitute Property, certified to the Title Company and Lender and their successors and assigns, in the same form and having the same content as the certification of the Survey of the Substituted Property prepared by a professional land surveyor licensed in the state in which the Substitute Property is located and acceptable to the Rating Agencies in accordance with the 1992 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys. Such survey shall reflect the same legal description contained in the Title Insurance Policy relating to such Substitute Property and shall include, among other things, a metes and bounds description of the real property comprising part of such Substitute Property. The surveyor's seal shall be affixed to each survey and each survey shall certify that the surveyed property is not located in a "one hundred year flood hazard area;"

         (xi) Lender shall have received valid certificates of insurance indicating that the requirements for the policies of insurance required for an Mortgaged Property hereunder have been satisfied with respect to the Substitute Property and evidence of the payment of all premiums payable for the existing policy period;

         (xii) Lender shall have received a Phase I environmental report and, if recommended under the Phase I environmental report, a Phase II environmental report (in each case prepared by an environmental consultant acceptable to Lender), which conclude that the Substitute Property does not contain any Hazardous Materials (as defined in the Mortgage) and is not subject to any risk of contamination from any off-site Hazardous Materials;

         (xiii) Borrower shall deliver or cause to be delivered to Lender
                (A) updates certified by Borrower or the General Partner, as applicable, of all organizational documentation related to Borrower and the General Partner and/or the formation, structure, existence, good standing and/or qualification to do business delivered to Lender in connection with the closing of the Loan; (B) good standing certificates, certificates of qualification to do business in the jurisdiction in which the Substitute Property is located (if required in such jurisdiction) and (C) resolutions of the General Partner authorizing the substitution and any actions taken in connection with such substitution;

         (xiv) Lender shall have received the following opinions of Borrower's counsel: (A) an opinion or opinions of counsel admitted to practice under the laws of the state in which the Substitute Property is located stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (viii) above are valid and enforceable in accordance with their terms, subject to the laws applicable to creditors' rights and equitable principles, and that Borrower is qualified to do business and in good standing under the laws of the jurisdiction where the Substitute Property is located; (B) an opinion of counsel acceptable to the Rating Agencies stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (viii) above were duly authorized, executed and delivered by Borrower and that the execution and delivery of such Loan Documents and the performance by Borrower of its obligations thereunder will not cause a breach of, or a default under, any agreement, document or instrument to which Borrower is a party or to which it or its properties are bound; (C) an opinion of counsel acceptable to the Rating Agencies stating that subjecting the Substitute Property to the Lien of the related Mortgage and the execution and delivery of the related Loan Documents does not and will not affect or impair the ability of Lender to enforce its remedies under all of the Loan Documents or to realize the benefits of the cross-collateralization provided for thereunder;
                (D) an update of the Substantive Non-Consolidation Opinion indicating that the substitution does not affect the opinions set forth therein; (E) an opinion of counsel acceptable to the Rating Agencies stating that the substitution and the related transactions do not constitute a fraudulent conveyance under applicable bankruptcy and insolvency laws or other evidence pertaining thereto acceptable to the Rating Agencies and (F) an opinion of counsel acceptable to the Rating Agencies stating that the substitution would not adversely affect the status of the entity holding the interest in the Mortgage Note as a REMIC (assuming for such purpose that such entity otherwise qualifies as a REMIC) and that such substitution will not result in a deemed exchange of the Certificates pursuant to Section 1001 of the Code;

         (xv) all real estate taxes due and payable with respect to the Substitute Property shall have been paid and Borrower shall have delivered evidence thereof to Lender;

         (xvi) Borrower shall have paid or reimbursed Lender for all costs and expenses incurred by Lender (including, without limitation, reasonable attorneys fees and disbursements) in connection with the substitution and Borrower shall have paid all recording charges, filing fees, taxes or other expenses (including, without limitation, mortgage and intangible taxes and documentary stamp taxes) payable in connection with the substitution. Borrower shall have paid all costs and expenses of the Rating Agencies incurred in connection with the substitution;

         (xvii) Lender shall have received annual operating statements and occupancy statements for each Substitute Property for the most recently completed Fiscal year and an operating statement for each Substituted Property for all Accounting Periods and Accounting Quarters for which such statements have been prepared, each certified to Lender as being true and correct and certificate from Borrower certifying that there has been no adverse change in the financial condition of such Substitute Property since the date of such operating statements;

         (xviii)Borrower shall have delivered to Lender estoppel certificates from (i) each tenant of each Substitute Property that accounted more than 5% of the gross rents from the Substitute Property during the most recently completed four full Accounting Quarters ("Major Tenants"), and (ii) tenants of the Substitute


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

                Property that accounted, in the aggregate, for at least seventy-five percent (75%) of the gross rents from the Substitute Property for the most recently completed for full accounting quarters. All such estoppel certificates shall be in the form attached hereto as Exhibit D and shall indicate that (1) the subject lease is a valid and binding obligation of the tenant thereunder, (2) there are no defaults under such lease on the part of the landlord or tenant thereunder, (3) the tenant thereunder has no defense or offset to the payment of rent under such leases, (4) no rent under such lease has been paid more than one (1) month in advance, (5) the tenant thereunder has no option or right of first refusal under such lease to purchase all or any portion of the Substitute Property and (6) all tenant improvement work required under such lease has been completed and the tenant under such lease is in actual occupancy of its leased premises. If an estoppel certificate indicates that all tenant improvement work required under the subject lease has not yet been completed, Borrower shall, if required by the Rating Agencies, deliver to Lender financial statements indicating that Borrower has adequate funds to pay all costs related to such tenant improvement work as required under such lease;

         (xix) Lender shall have receive copies of all tenant leases and any ground leases affecting the Substitute Property certified by Borrower as being true and correct. Lender shall have received a current rent roll of the Substitute Property certified by Borrower as being true and correct;

         (xx) Lender shall have received subordination, nondisturbance and attornment agreements in the form attached hereto as EXHIBIT E with respect to each of the Material Leases affecting the Substitute Property other than such Leases that are, by their terms, subordinate to the Mortgage with respect to the Substitute Property;

         (xxi) Lender shall have received (A) an endorsement to the Title Insurance Policy insuring the Lien of the Mortgage encumbering the Substitute Property insuring that the Substitute Property constitutes a separate tax lot or, if such an endorsement is not available in the state in which the Substitute Property is located, a letter from the Title Company issuing such Title Insurance Policy stating that the Substitute Policy constitutes a separate tax lot or (B) a letter from the appropriate taxing authority stating that the Substitute Property constitutes a separate tax lot;

         (xxii) Lender shall have received a physical conditions report (substantially similar in form and scope to the physical conditions report delivered with respect to the Substituted Property in connection with the Closing) with respect to the Substitute Property stating that the Substitute Property and its use comply in all material respects with all applicable Laws (including, without limitation, zoning, subdivision and building laws) and that the Substitute Property is in good condition and repair and free of material damage or waste. If compliance with Laws is not addressed by the physical conditions report, such compliance shall be confirmed by delivery to Lender of a certificate of an architect licensed in the state in which the Substitute Property is located, a letter from the municipality in which such Property is located, a certificate of a surveyor that is licensed in the state in which the Substitute Property is located (with respect to zoning and subdivision laws), an ALTA 3.1 zoning endorsement to the Title Insurance Policy delivered pursuant to clause (ix) above (with respect to zoning laws) or a subdivision endorsement to the Title Insurance Policy delivered pursuant to clause (ix) above (with respect to subdivision laws). If the physical conditions report recommends that any repairs be made with respect to the Substitute Property, such physical conditions report shall include an estimate of the cost of such recommended repairs and Borrower shall deposit with Lender an amount equal to one hundred fifty percent (150%) of such estimated cost, which deposit shall constitute additional security for the Loan and shall be released to Borrower upon the delivery to Lender of (A) an update to such physical conditions report or a letter from the engineer that prepared such physical conditions report indicating that the recommended repairs were completed in good and workmanlike manner and (B) paid receipts indicating that the costs of all such repairs have been paid;

         (xxiii)Lender shall have received a certified copy of an amendment to the Management Agreement reflecting the deletion of the Substituted Property and the addition of the Substitute Property as a property managed pursuant thereto and Manager shall have executed and delivered to Lender an amendment to the Collateral Assignment of Management Agreement reflecting such amendment to the Management Agreement;

         (xxiv) Lender shall have received such other and further approvals, opinions, documents and information in connection with the substitution as the Rating Agencies have requested;

         (xxv) Lender shall have received copies of all contracts and agreements relating to the leasing and operation of the Substitute Property (other than the Management Agreement) together with a certification of Borrower attached to each such contract or agreement certifying that the attached copy is a true and correct copy of such contract or agreement and all amendments thereto;

         (xxvi) Borrower shall submit to Lender, not less than thirty (30) days prior to the date of such substitution, a release of Lien (and related Loan Documents) for the Substituted Property for execution by Lender. Such release shall be in a form appropriate for the jurisdiction in which the Substituted Property is located and satisfactory to Lender in its sole discretion. Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 11 have been satisfied.

Upon the satisfaction of the foregoing conditions precedent, Lender will release its Lien from the Substituted Property or Substituted Properties, as applicable, to be released and the Substitute Property or Substitute Properties, as applicable, shall be deemed to be an Mortgaged Property for purposes of this Agreement and the Allocated Loan Amount with respect to such Substituted Property or Substituted Properties, as applicable, shall be deemed to be the Allocated Loan Amount with respect to such Substitute Property(or the aggregate Allocated Loan Amounts for such Substitute Properties, as applicable) for all purposes hereunder (and, if there is more than one Substitute Properties, the Allocated Loan Amounts for such Substitute Properties shall be equitably determined).


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12. MISCELLANEOUS


    12.1.     LIMITATION ON LIABILITY

              Notwithstanding any contrary provision in any of the Loan Documents, it is hereby expressly agreed that, except as otherwise provided in this SECTION 12.1 or in any Section of any Loan Document that is substantially similar to this SECTION 12.1, there shall be no recourse to the assets of Borrower or either of its Partners (other than against the Collateral and any other property given as security for the payment of the Mortgage Note) for (i) the payment of principal, interest, Defeasance Deposits, Yield Maintenance Payments or other charges under this Agreement or the Mortgage Note or for any other amount that is or may become due and owing to Lender by Borrower under this Agreement or any of the other Loan Documents or (ii) the performance or discharge of any covenant or undertaking hereunder or under the other Loan Documents, and in the event of any Event of Default hereunder or thereunder, Lender agrees to proceed solely against the Collateral and any other property given as security for payment of the Mortgage Note, and Lender shall not seek or claim recourse against Borrower or the General Partner (other than against the Collateral and any other property given as security for payment of the Mortgage
Note) for any deficiency or for any personal judgment after a foreclosure of the lien of the Mortgage or other Security Documents or for the performance or discharge of any covenants or undertakings of Borrower hereunder or under any of the other Loan Documents (except that Borrower may be made a party to a proceeding to the extent legally necessary for the conduct of a foreclosure or the exercise of other similar remedies under the Mortgages or other Security Documents). Notwithstanding the foregoing, nothing contained in this
SECTION 12.1 shall relieve Borrower or the General Partner of any personal liability for any loss, cost, expense, damage or liability arising or resulting from (A) any breach of any representation or warranty made in this Agreement that was materially incorrect when made and that was made with fraudulent intent, (B) any amount paid or distributed to the General Partner, Arden OP, the Manager or any Affiliate of any of them in violation of the provisions of the Loan Documents, (C) fraud or breach of trust, including misapplication of Loan proceeds or any Insurance Proceeds or Awards or other sums that are part of the Collateral that may come into the possession or control of Borrower or the General Partner or any Affiliate of any of them,
(D) liability of such Person under the Environmental Indemnity Agreement or
(E) following the occurrence of a Lockbox Event, the willful failure of Borrower to instruct tenants of the Mortgaged Properties to make payments of Rents into the Lockbox Account or the failure of Borrower or Manager to deposit payments of Rents received by Borrower or Manager into the Lockbox Account promptly upon receipt thereof. It is hereby expressly agreed that neither the General Partner nor any director, officer, shareholder, partner or employee of Borrower or the General Partner, nor the legal or personal representative, successor or assign of any of the foregoing, nor any other principal of Borrower or the General Partner, whether disclosed or undisclosed, shall have any personal liability under this Agreement or any of the other
Loan Documents, except as personal liability may be specifically imposed upon the General Partner in accordance with clauses (A), (B), (C), (D) and (E) of this Section 12.1, and in no event shall any limited partner of Borrower have any liability whatsoever with respect to the Loan or any monetary obligations with respect thereto, or any of the matters described in clause (A), (B), (C),
(D) or (E) above.  It is the intention of the parties hereto that this
SECTION 12.1 shall govern every other provision of the Loan Documents and that the absence of explicit reference to this SECTION 12.1 in any provision of the Loan Documents or the absence of any Section similar to this SECTION 12.1 in any Loan Document shall not be construed to deny the application of this
SECTION 12.1 to such provision, notwithstanding the presence of explicit reference to this SECTION 12.1 in other provisions of the Loan Documents.

    12.2.     ENTIRE AGREEMENT, AMENDMENTS

              This Agreement, including the Schedules and Exhibits hereto and the other instruments and documents referred to herein or delivered pursuant hereto, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments or understandings with respect to such matters. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by both parties.


    12.3.     NOTICES

              All notices, requests and demands to or upon the respective parties hereto shall be in writing (except as is otherwise specifically provided in this Agreement) and shall be deemed to have been duly given or made when received (or when delivery thereof is refused by the intended recipient) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, or sent by facsimile transmission, with confirmation of receipt or delivery, or sent by nationally recognized overnight courier, delivery charges prepaid or delivered by hand, in each case addressed or directed as follows (or to such other address or facsimile transmission number as may be hereafter designated in writing by the respective parties hereto):



                   IF TO BORROWER:     Arden Realty Finance Partnership, L.P.
                                       9100 Wilshire Boulevard
                                       East Tower, Suite 700-B
                                       Beverly Hills, California 90212
                                       Attention:  Diana M. Laing
                                       Fax:  (310) 246-2942

                   IF TO LENDER:       Lehman Brothers Realty Corporation
                                       Three World Financial Center
                                       200 Vesey Street
                                       New York, New York 10285
                                       Attention:  Commercial Mortgage Loan
                                       Surveillance
                                       Fax: (212) 528-6659


    12.4.     NO WAIVER; CUMULATIVE REMEDIES

              No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

    12.5.     WAIVER OF JURY TRIAL

              Each of the parties hereto (i) covenants and agrees not to elect trial by jury of any issue triable of right by a jury and (ii) waives any rights to trial by jury to the full extent that any such right shall now or hereafter exist. This waiver of right to trial by jury is separately given, knowingly and voluntarily, by each party hereto, and this waiver is intended to encompass individually each instance and each issue as to which the right to a jury trial would otherwise accrue. The parties are hereby authorized to submit this Agreement to any court having jurisdiction over the subject matter so as to serve as conclusive evidence of the other party's herein contained waiver of the right to jury trial. Further, each party hereto certifies that no representative of the other party (including such other party's counsel) has represented, expressly or otherwise, to that party, that the other party will not seek to enforce this waiver by the such certifying party of the right to a jury trial.


    12.6.     GOVERNING LAW; CONSENT TO JURISDICTION

              This Agreement shall be governed by and construed in accordance with the laws of the State of New York (but not including the choice of law rules thereof). In the event of any litigation arising out of this Loan Agreement, Borrower agrees that the substantive law of the State of New York shall apply. Borrower hereby consents to jurisdiction within the State of New York for purposes of such litigation and agrees that service of process may be made, and personal jurisdiction over Borrower obtained, by serving a copy of the summons and complaint upon Borrower, at the notice address set forth herein, in accordance with the applicable laws of the State of New York. Nothing herein contained, however, shall prevent any owner or holder of the Mortgage Note from bringing any action or exercising any right against any security or against Borrower, personally, or against any property of Borrower, within any other jurisdiction or state. Initiating such proceeding or taking such action in any other jurisdiction or state shall not, however, constitute a waiver of the agreement contained herein that the laws of the State of New York shall govern the rights and obligations of the parties hereunder.


    12.7.     PAYMENT OF EXPENSES

              12.7.1.

              Borrower shall pay all expenses incurred by Lender in connection with this Agreement and in the preparation for, and consummation of, the transactions provided for herein and in connection with the enforcement hereof, and Borrower shall pay all costs of conveyances, initial Servicer fee and Trustee fee, initial rating fees and ongoing activity of any special Servicer incurred as a result of an Event of Default, bank charges relating to the operation of the Operating Account, the Lockbox Account, the Cash Collateral Account and any other Account, after the Securitization has occurred, its proportionate share of initial and annual surveillance fees, if any, of the Rating Agencies, any processing fees, reasonable attorney's fees and disbursements, auditor's fees, costs of appraisals, environmental reports, and engineering reports, all title insurance premiums, all notary fees, all filing and application fees to any federal, state or local agencies, all sales, stamp, documentary, transfer, and other taxes and fees applicable to the transactions contemplated by this Agreement and the instruments and documents called for hereunder and all other costs and charges incurred by the parties in connection with such transactions. In addition, the Borrower shall reimburse Lender for any expenses incurred by the Lender to the extent provided in SECTION 4.8 hereof.

    12.7.2.

         Except as provided in SECTION 12.7.1, if the Securitization occurs, the Servicer Fee (as defined in the Pooling and Servicing Agreement) and the Trustee Fee (as defined in the Pooling and Servicing Agreement) and any other amounts required to be paid to the Servicer or the Trustee under the Pooling and Servicing Agreement in reimbursement of expenses of the Servicer or the Trustee shall be paid by Lender or the Trust Fund (the "TRUST FUND") created under the Pooling and Servicing Agreement.


    12.8.     Severability

              In the event that any term or provision of this Agreement or of any other Loan Document or the application thereof to any Person or circumstance shall, to any extent, be held to be invalid or unenforceable, the remainder of such term or provision or the application thereof to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.


    12.9.     Gender, Etc.

              Whenever used herein and where the context so requires, the singular shall include the plural, the plural shall include the singular, and the use of the masculine, feminine or neuter gender shall include all genders; and the word "including" shall mean "including, without limitation."


    12.10.    Headings

              The Article, Section and Subsection headings of this Agreement are for convenience of reference only, and shall not limit or otherwise affect any of the terms hereof.


    12.11.    Counterparts; Facsimiles

    This Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto. In the event the parties hereto exchange signature pages of this Agreement by facsimile, they agree to send the original executed counterparts of this Agreement to one another by overnight delivery service, but the facsimile signatures shall in any event be binding.


    12.12.    No Third Party Beneficiary

              The parties do not intend the benefits of this Agreement to inure to any third party other than the Trust (and the Servicer and Trustee on behalf of the Trust), upon assignment hereof by Lender to the Trustee, on behalf of the Trust, as contemplated by SECTION 9.1 hereof. Notwithstanding anything contained herein or in the Mortgage Note or any other Loan Document to the contrary, or any conduct or course of conduct by any or all of the parties hereto, before or after signing this Agreement or any of the other Loan Documents, nothing herein shall be construed as creating any right, claim or cause of action against Lender, or any of Lender's officers, directors, agents or employees, in favor of any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower any other person or entity other than Borrower.


    12.13.    No Liability of Lender

              The relationship between Borrower and Lender is, and shall at all times remain, solely that of borrower and lender, and Lender will not undertake or assume any responsibility or duty to Borrower to review, inspect, supervise, pass judgment upon, or inform Borrower of any matter in connection with any phase of Borrower's business, operations, or condition, financial or otherwise. Borrower shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment, or information supplied to Borrower by Lender in connection with any such matter is for the protection of Lender, and neither Borrower nor any third party is entitled to rely thereon.


    12.14.    Confidentiality

              Lender agrees that it shall maintain confidentiality with regard to nonpublic information concerning Borrower obtained from Borrower pursuant to this Agreement that is identified by Borrower as nonpublic, provided that Lender shall not be precluded from making disclosure regarding such information: (i) to Lender's counsel, accountants and other professional advisors (who are, in each case, subject to this confidentiality agreement), (ii) to officers, directors, employees, agents and partners of Lender who typically would be provided with such information (who are, in each case, subject to this confidentiality agreement), (iii) in response to a subpoena or order of a court or governmental agency, (iv) in connection with the Securitization, to the Rating Agencies, the Trustee and the Servicer, provided, Lender shall require that any such entity be subject to this SECTION 12.14, however, Lender shall have no duty to monitor any such entity and shall have no liability in the event that any such entity violates this SECTION 12.14, (v) as required by law, GAAP or applicable regulation, or (vi) following the public disclosure of such information (other than by Lender). In connection with enforcing its rights pursuant to this SECTION 12.14, Borrower shall be entitled to the equitable remedies of specific performance and injunctive relief against Lender or other entity subject to this Section 12.14 which shall breach the confidentiality provisions of this Section 12.14.

                              [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused this Agreement to be executed on their behalf as of the day and year first above written.

                                        BORROWER:

                                        ARDEN REALTY FINANCE PARTNERSHIP, L.P.

                                        By:  Arden Realty Finance, Inc.
                                        General Partner


                                        By: /s/ Diana M. Laing
                                           --------------------------
                                        Its: Chief Financial Officer
                                            -------------------------



                                        LENDER:

                                        LEHMAN BROTHERS REALTY CORPORATION


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------
                                        Its: Authorized Signatory
                                            ------------------------------

                              JOINDER BY GENERAL PARTNER
                              IN SEPARATENESS COVENANTS


         As an inducement to the Lender named in the foregoing Loan Agreement to make the loan contemplated therein Arden Realty Finance, Inc., a California corporation and the general partner of Arden Realty Finance Partnership L.P., hereby agrees to comply with the requirements of SECTIONS 5.10, 5.12, 6.1, 6.3, 6.4, and 6.5 of the Loan Agreement and agrees, following the assignment of the Loan Agreement by the Lender named therein to the Trustee named therein, such Trustee will be entitled to enforce the obligations of the undersigned under such SECTIONS 5.10, 5.12, 6.1, 6.3, 6.4, and 6.5 of the Loan Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officer.


Dated:  June 11, 1997                     ARDEN REALTY FINANCE, INC.


                                          By: /s/ Diana M. Laing
                                             ----------------------
                                          Name: Diana M. Laing
                                          Title: Chief Financial Officer

                                                                   Schedule A to
                                                                  Loan Agreement

                                Allocated Loan Amounts
                                ----------------------

1.  100 West Broadway,
    Long Beach CA                                    $15,120,231

2.  10350 Santa Monica Boulevard,
    Los Angeles, CA                                   $2,280,398

3.  303 Glenoaks Boulevard,
    Burbank, CA                                      $13,103,726

4.  400 Corporate Pointe
    400 Slauson Avenue
    Culver City, CA                                  $15,582,711

5.  425 West Broadway,
    Glendale, CA                                      $4,733,575

6.  5832 Bolsa Avenue,
    Huntington Beach, CA                              $2,674,631

7.  6100 Wilshire (the New Wilshire),
    Los Angeles, CA                                  $11,566,547

8.  70 South Lake Avenue,
    Pasadena, CA                                      $6,676,585

9.  Beverly Atrium,
    350 S. Beverly Drive
    Beverly Hills, CA                                 $5,267,874

10. Bristol Plaza,
    6167 Bristol Parkway
    Culver City, CA                                   $4,082,066

11. Burbank Executive Plaza
    (333 Glen Oaks Boulevard and
    300 Magnolia Boulevard),
    Burbank, CA                                       $8,375,844

12. L.A. Corporate Center
    (900, 1000, 1200 and
    1255 Corporate Center Drive),
    Monterey Park, CA                                $21,042,910

13. 12501 East Imperial Highway,
    Norwalk, CA                                       $7,186,370

14. Skyview Center,
    6033 W. Century Boulevard,
    6053 W. 98th Street,
    parking lot
    Los Angeles, CA                                  $27,603,591

15. 5601 Lindero Canyon Boulevard,
    Westlake Village, CA                              $6,255,312

16. Woodland Hills Financial Center
    (21021 and 21031 Ventura Boulevard)
    Woodland Hills, CA                               $14,563,963

17. 222 South Harbor Boulevard,
    Anaheim, CA                                       $8,913,666
                                                    ------------
                                                    $175,000,000

                                                                      SCHEDULE B


A LEASEHOLD ESTATE CREATED BY THAT CERTAIN UNRECORDED LEASE DATED FEBRUARY 21, 1992, EXECUTED BY ANAHEIM REDEVELOPMENT AGENCY, A PUBLIC BODY, CORPORATE AND POLITIC, AS LESSOR, AND FIRST INTERSTATE MORTGAGE COMPANY, A CALIFORNIA CORPORATION, AS LESSEE, FOR THE TERM, AND UPON THE TERMS, COVENANTS AND CONDITIONS PROVIDED THEREIN, AS DISCLOSED BY A MEMORANDUM OF LEASE RECORDED NOVEMBER 22, 1994 AS INSTRUMENT NO. 94-0675687 OF OFFICIAL RECORDS, AS TO PARCEL B.

    SAID LEASE WAS AMENDED BY FIRST AMENDMENT DATED NOVEMBER 15, 1994, AS DISCLOSED BY SAID MEMORANDUM OF LEASE.

    THE LESSEE'S INTEREST UNDER SAID LEASE HAS BEEN ASSIGNED TO 222 HARBOR ASSOCIATES, LLC., A NEVADA LIMITED LIABILITY COMPANY BY ASSIGNMENT WHICH RECORDED NOVEMBER 22, 1994 AS INSTRUMENT NO. 94-675689 OF OFFICIAL RECORDS, REFERENCE BEING HEREBY MADE TO THE RECORD THEREOF FOR FULL PARTICULARS.

    THE INTEREST OF 222 HARBOR ASSOCIATES, LLC., A NEVADA LIMITED LIABILITY COMPANY HAS SINCE PASSED TO ARDEN REALTY LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP BY ARTICLES OF MERGER WHICH RECORDED OCTOBER 11, 1996 AS INSTRUMENT NO. 19960520238.

    THE INTEREST OF LESSEE UNDER SAID LEASE HAS BEEN FURTHER ASSIGNED TO ARDEN REALTY FINANCE PARTNERSHIP, L.P., A CALIFORNIA LIMITED PARTNERSHIP, BY THAT CERTAIN ASSIGNMENT AND ASSUMPTION OF LEASE RECORDED ON OR ABOUT JUNE 12, 1997.

Anaheim City Centre, Anaheim       PAGE 29 OF 30

                                                    SCHEDULE C TO LOAN AGREEMENT


                                 DESCRIPTION OF LAND



                                 See C-1 through C-17
                                   attached hereto

                                                                     EXHIBIT C-1

                                  LEGAL DESCRIPTION

PARCEL 1:

PARCELS 1 AND 2 OF PARCEL MAP NO. 16945, IN THE CITY OF LONG BEACH, AS PER MAP FILED IN BOOK 181 PAGES 58 AND 59 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL OIL, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER LYING MORE THAN 500 FEET BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH AND TO USE AND OCCUPY ALL PARTS OF SAID LAND LYING MORE THAN 500 FEET BELOW THE SURFACE THEREOF FOR ANY AND ALL PURPOSES INCIDENTAL TO THE EXPLORATION FOR AND PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES OR MINERALS FROM SAID LANDS, BUT WITHOUT, HOWEVER, THE RIGHT TO USE EITHER THE SURFACE OF SAID LAND OR ANY PORTION OF SAID LAND WITHIN 500 FEET OF THE SURFACE FOR ANY PURPOSE OR PURPOSES WHATSOEVER, AS PROVIDED IN DEED RECORDED OCTOBER 7, 1985 AS INSTRUMENT NO. 85-1173816, AND IN DEED RECORDED OCTOBER 23, 1985 AS INSTRUMENT NO. 85-1254645.

PARCEL 2:

PARCEL 3 OF PARCEL MAP NO. 16945, IN THE CITY OF LONG BEACH, AS PER MAP FILED IN BOOK 181 PAGES 58 AND 59 OF PARCELS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL CRUDE OIL, PETROLEUM, GAS, ASPHALTUM, AND ALL KINDRED SUBSTANCES AND OTHER MINERALS UNDER AND IN SAID LAND A DEPTH BELOW 200 FEET FROM THE SURFACE OF SAID LAND, PROVIDED GRANTORS SHALL HAVE NO RIGHT OF ENTRY UPON

100 West Broadway, Long Beach        PAGE 1 OF 30

THE SURFACE OF SAID LAND OR IN, OR TO SAID LAND TO A DEPTH OF 200 FEET FROM THE SURFACE THEREOF, AS RESERVED BY JULIAN M. SIEROTY AND JEAN SIEROTY, HUSBAND AND WIFE, AND RICHARD O. SUKMAN AND CAROLE J. SUKMAN, HUSBAND AND WIFE, IN DEED RECORDED MAY 23, 1974 AS DOCUMENT NO. 216 IN BOOK D6281 PAGE 820, OFFICIAL RECORDS.

ALSO EXCEPT ALL MINERALS, GAS, OIL, PETROLEUM, NAPHTHA AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, WITHOUT THE RIGHT OF SURFACE ENTRY, AS EXCEPTED AND RESERVED BY DOROTHY PAWSON, WIDOW, IN DEED RECORDED AUGUST 22, 1949 AS INSTRUMENT NO. 308 IN BOOK D4474 PAGE 618, OFFICIAL RECORDS.

ALSO EXCEPT ALL MINERALS, GAS, OIL, PETROLEUM, NAPHTHA AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, WITHOUT THE RIGHT OF SURFACE ENTRY, AS EXCEPTED AND RESERVED BY HELEN D. WOOD, IN DEED RECORDED NOVEMBER 10, 1969 AS INSTRUMENT NO. 24 IN BOOK D4550 PAGE 244, OFFICIAL RECORDS.

ALSO EXCEPT ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER OR THAT MAY BE PRODUCED FROM A DEPTH BELOW 200 FEET OF THE SURFACE OF SAID LAND, BUT WITHOUT RIGHT OF ENTRY UPON THE SURFACE OF SAID LAND, FOR THE PURPOSE OF MINING, DRILLING, EXPLORING, OR EXTRACTING SUCH OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED BY FRANCES J. BOARDMAN, A MARRIED WOMAN, WHO ACQUIRED TITLE AS FRANCES J. MALONEY, IN DEED RECORDED NOVEMBER 12, 1969 AS INSTRUMENT NO. 249 IN BOOK D4551 PAGE 553, OFFICIAL RECORDS.

ALSO EXCEPT ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND THAT MAY BE PRODUCED FROM A DEPTH BELOW 200 FEET OF THE SURFACE OF SAID LAND, BUT WITHOUT RIGHT OF ENTRY UPON THE SURFACE OF SAID LAND, FOR THE PURPOSE OF MINING, DRILLING, EXPLORING, OR EXTRACTING SUCH OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED BY BUFFUMS', A CORPORATION, IN DEED RECORDED NOVEMBER 12, 1969 AS INSTRUMENT NO. 251 IN BOOK D4551 PAGE 555, OFFICIAL RECORDS.

ALSO EXCEPT ALL OIL, GAS, AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER OR THAT MAY BE PRODUCED FROM A DEPTH BELOW 200 FEET OF THE SURFACE, BUT WITHOUT RIGHT OF SURFACE ENTRY, FOR THE PURPOSE OF MINING, DRILLING, EXPLORING, OR EXTRACTING SUCH OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED BY JOY MILDRED CLARK, IN DEED RECORDED DECEMBER 18, 1969 AS INSTRUMENT NO. 62 IN BOOK D4585 PAGE 279, OFFICIAL RECORDS.

ALSO EXCEPT ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER OR THAT MAY BE PRODUCED FROM A DEPTH BELOW 200 FEET OF THE SURFACE, BUT WITHOUT RIGHT OF SURFACE ENTRY, FOR THE PURPOSE OF MINING, DRILLING, EXPLORING, OR EXTRACTING SUCH OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED BY MARJORIE DUNHAM, ALSO KNOWN AS MARJORIE BLEINE COONS, IN DEED RECORDED DECEMBER 18, 1969 AS INSTRUMENT NO. 53 IN BOOK D4585 PAGE 280, OFFICIAL RECORDS.


100 West Broadway, Long Beach

ALSO EXCEPT ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER OR THAT MAY BE PRODUCED FROM A DEPTH BELOW 200 FEET OF THE SURFACE OF SAID LAND, BUT WITHOUT RIGHT OF ENTRY UPON THE SURFACE OF SAID LAND, FOR THE PURPOSE OF MINING, DRILLING, EXPLORING, OR EXTRACTING SUCH OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED BY GEORGE P. BUNDY AND HELEN R. BUNDY, HUSBAND AND WIFE, IN DEED RECORDED NOVEMBER 12, 1969 AS INSTRUMENT NO. 250 IN BOOK D4551 PAGE 554, OFFICIAL RECORDS.


100 West Broadway, Long Beach

                                                                     EXHIBIT C-2

                                  LEGAL DESCRIPTION

LOTS 8 TO 11 INCLUSIVE IN BLOCK 33 OF TRACT 7260, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 79 PAGES 98 AND 99 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                                                     EXHIBIT C-3

                                  LEGAL DESCRIPTION

LOTS 1 TO 3 INCLUSIVE OF TRACT 42784, IN THE CITY OF BURBANK, AS PER MAP RECORDED IN BOOK 1029 PAGES 49 TO 51 INCLUSIVE OF MAPS, BEING A SUBDIVISION OF A PORTION OF LOT 1 AND ALL OF LOTS 3, 5, 7, 9, 11, 13 AND 15, BLOCK 48, TOWN OF BURBANK, AS SHOWN ON MAP RECORDED IN BOOK 17 PAGES 19 TO 22 INCLUSIVE OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM THAT PORTION OF SAID LAND, INCLUDED WITHIN THE LINES OF LOT 5, BLOCK 48, AS SHOWN ON THE MAP OF THE TOWN OF BURBANK, RECORDED IN BOOK 17 PAGE 19 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, ALL MINERALS, OILS, GAS, WATER, CARBONS AND HYDROCARBONS IN AND UNDER SAID LAND LYING BELOW A DEPTH OF 500 FEET FROM THE SURFACE OF SAID LAND, AS RESERVED BY DEE PETERSON, A WIDOWER, IN DEED RECORDED SEPTEMBER 22, 1964 AS INSTRUMENT NO. 792, IN BOOK D2635 PAGE 492, OFFICIAL RECORDS.


303 Glenoaks, Burbank

                                                                     EXHIBIT C-4

                                  LEGAL DESCRIPTION

PARCEL 1:

LOTS 10 AND 11 OF TRACT 33152, IN THE CITY OF CULVER CITY, AS PER MAP RECORDED IN BOOK 1020 PAGES 31 TO 35 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL
GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE
WITHIN OR UNDER SAID LAND, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL
AND MINE FROM LANDS OTHER THAN SAID LAND, OIL OR GAS WELLS, TUNNELS AND
SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF SAID LAND, AND TO BOTTOM
SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 100 FEET OF THE SUBSURFACE OF SAID LAND OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LANDS, AS EXCEPTED BY HOME SAVINGS AND LOAN ASSOCIATION, IN DEED RECORDED JULY 15, 1971 AS INSTRUMENT NO. 3551, IN BOOK D5125 PAGE 491, OFFICIAL RECORDS.

400 Corporate Pointe, Culver City

ALSO EXCEPT ALL OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER LYING MORE THAN 500 FEET BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH, AND TO USE AND OCCUPY ALL PARTS OF SAID LAND LYING MORE THAN 500 FEET BELOW THE SURFACE THEREOF FOR ANY AND ALL PURPOSES INCIDENTAL TO THE EXPLORATION FOR THE PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES, OR MINERALS FROM SAID LAND OR OTHER LAND, BUT
WITHOUT, HOWEVER, ANY RIGHT TO USE EITHER THE SURFACE OF SAID LAND OR ANY PORTION OF SAID LAND WITHIN 500 FEET OF THE SURFACE FOR ANY PURPOSE OR PURPOSES WHATSOEVER, AS RESERVED BY THE CULVER CITY REDEVELOPMENT AGENCY, A PUBLIC BODY CORPORATE AND POLITIC, IN DEED RECORDED DECEMBER 23, 1981 AS INSTRUMENT NO. 81-1255468.

ALSO EXCEPT ALL OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER, LYING MORE THAN 500 FEET BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH AND TO USE AND OCCUPY ALL PARTS OF SAID LAND LYING MORE THAN 500 FEET BELOW THE SURFACE THEREOF FOR ANY AND ALL PURPOSES INCIDENTAL TO EXPLORATION FOR THE PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES OR MINERALS FROM SAID LAND OR OTHER LANDS, BUT WITHOUT, HOWEVER, ANY RIGHT TO USE THE SURFACE OF SAID LAND OR ANY PORTION OF SAID LAND WITHIN 500 FEET OF THE SURFACE FOR ANY PURPOSES WHATSOEVER, AS EXCEPTED BY THE CITY OF CULVER CITY, A MUNICIPAL CORPORATION, IN DEED RECORDED MAY 16, 1983 AS INSTRUMENT NO. 83-542812, AND BY CULVER CITY REDEVELOPMENT AGENCY, A PUBLIC BODY CORPORATE AND POLITIC IN DEED RECORDED MAY 16, 1983 AS INSTRUMENT NO. 83-542813.

PARCEL 2:

A NON-EXCLUSIVE EASEMENT IN, OVER, UNDER AND ACROSS ALL LOTS 8 AND 9 OF TRACT 33152, IN THE CITY OF CULVER CITY, AS PER MAP RECORDED IN BOOK 1020 PAGES 31 TO 35 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS BETWEEN HANNUM AVENUE AND LOT 11 OF SAID TRACT 33152; AS SUCH EASEMENT IS DESCRIBED IN THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND CREATION OF EASEMENTS RECORDED ON AUGUST 15, 1986 AS INSTRUMENT NO. 86-1056940, AS AMENDED BY THAT CERTAIN
FIRST AMENDMENT TO DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND CREATION OF EASEMENTS RECORDED SEPTEMBER 19, 1988 AS INSTRUMENT NO. 88-1503368, AND AS TO SAID LOT 9, AS FURTHER AMENDED BY THAT CERTAIN AGREEMENT OF CLARIFICATION OF LOCATION OF DRIVEWAY EASEMENT RECORDED FEBRUARY 14, 1996 AS INSTRUMENT NO. 96-259845.

PARCEL 3:

A NON-EXCLUSIVE EASEMENT, IN, OVER AND ACROSS THAT PORTION OF A DRIVEWAY LOCATED WITHIN LOT 13 OF SAID TRACT 33152 FOR THE PURPOSE OF VEHICULAR AND PEDESTRIAN INGRESS TO AND EGRESS FROM LOTS 10 AND 11 OF SAID TRACT 33152, TOGETHER WITH AN EASEMENT IN, OVER, UNDER ACROSS AND THROUGH SAID PORTION OF SAID DRIVEWAY FOR THE PURPOSE OF THE INSTALLATION, MAINTENANCE, USE AND REPAIR OF CERTAIN UTILITIES SERVICING SAID DRIVEWAY AND THE IMPROVEMENTS THEREON, AS EACH SUCH EASEMENT IS DESCRIBED IN INSTRUMENT NO. 83-1543118, RECORDED DECEMBER 29, 1983.



425 West Broadway, Glendale

                                                                     EXHIBIT C-5
                                  LEGAL DESCRIPTION

LOTS 24 TO 29 INCLUSIVE OF TRACT 752, IN THE CITY OF GLENDALE, AS PER MAP RECORDED IN BOOK 16 PAGE 84 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.




425 West Broadway, Glendale

                                                                     EXHIBIT C-6
                                  LEGAL DESCRIPTION

PARCEL A:

PARCEL 1, AS SHOWN ON EXHIBIT "B" OF THAT CERTAIN "APPLICATION FOR LOT LINE ADJUSTMENT NO. 86-1" RECORDED JUNE 2, 1986 AS INSTRUMENT NO. 86-227750 OF OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EXCEPT FROM THAT PORTION OF SAID LAND INCLUDED WITHIN THE EASTERLY 450.00 FEET, MEASURED ALONG THE NORTHERLY LINE OF SECTION 16, TOWNSHIP 5 SOUTH, RANGE 11 WEST, IN THE RANCHO LA BOLSA CHICA, AND AT A RIGHT ANGLE THERETO, AN UNDIVIDED ONE-HALF INTEREST IN ALL OIL, GAS AND OTHER MINERALS, WITH NO RIGHT OF SURFACE ENTRY, AS RESERVED BY BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS TRUSTEE, AND OTHERS, IN DEED RECORDED IN BOOK 10179, PAGE 164 OF OFFICIAL RECORDS.

ALSO EXCEPTING THE REMAINING INTEREST IN ALL OIL, GAS AND OTHER MINERALS, WITH NO RIGHT OF SURFACE ENTRY, IN THAT PORTION OF SAID LAND INCLUDED WITHIN THE EASTERLY 450.00 FEET, MEASURED ALONG THE NORTHERLY LINE OF SAID SECTION 16 AND AT A RIGHT ANGLE THERETO, AS RESERVED IN THE DEED FROM BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS SOLE SURVIVOR TRUSTEE OF THE CARRIE A. PECK TRUST; BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS SUCCESSOR TRUSTEE UNDER THE WILL OF ALDRICH R. PECK, DECEASED; DOROTHY T. PECK FLYNN, INDIVIDUALLY; AND HUNTINGTON BEACH INDUSTRIAL PARK, A LIMITED PARTNERSHIP, RECORDED IN BOOK 11661, PAGE 1800 OF OFFICIAL RECORDS.

ALSO EXCEPTING ALL REMAINING INTEREST IN ALL OIL, GAS AND OTHER MINERALS, WITH NO RIGHT OF SURFACE ENTRY, AS RESERVED IN THE DEED FROM BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS SOLE SURVIVOR TRUSTEE OF THE CARRIE A. PECK TRUST; BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS SUCCESSOR TRUSTEE UNDER THE WILL OF ALDRICH R. PECK, DECEASED; DOROTHY T. PECK FLYNN, INDIVIDUALLY; AND HUNTINGTON BEACH INDUSTRIAL PARK, A LIMITED PARTNERSHIP, RECORDED IN BOOK 11661, PAGE 1800 OF OFFICIAL RECORDS.

PARCEL B:

A NON-EXCLUSIVE EASEMENT FOR BOTH VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AND OTHER PURPOSES, OVER THE LAND, AS DESCRIBED IN AND CREATED BY THAT CERTAIN NON-EXCLUSIVE EASEMENT DATED JUNE 4, 1984 AND RECORDED JUNE 13, 1984 AS INSTRUMENT NO. 84-244918 OF OFFICIAL RECORDS.


5832
Bolsa, Huntington Beach          PAGE 9 OF 30

                                                                     EXHIBIT C-7

                                  LEGAL DESCRIPTION

LOTS 1, 2, 81 AND 82 OF TRACT 5542, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 59 PAGES 53 TO 57 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL GAS, OIL AND OTHER MINERAL RIGHTS LYING BELOW A DEPTH OF 500 FEET FROM THE SURFACE OF SAID LAND, WITHOUT ANY SURFACE OR ENTRY RIGHTS WHATSOEVER, AS RESERVED BY WILLIAM STANTON WRIGHT AND MARY ELLA WRIGHT, HUSBAND AND WIFE, AND WALTER R. ENGDALL AND SALLY WRIGHT ENGDALL, TRUSTEES UNDER AGREEMENT DATED NOVEMBER 20, 1975 BY WALTER ENGDALL AND SALLY WRIGHT ENGDALL, IN THE DEED RECORDED JUNE 1, 1977 AS INSTRUMENT NO. 77-573626.


6100 Wilshire, Los Angeles       PAGE 10 OF 30

                                                                     EXHIBIT C-8

                                  LEGAL DESCRIPTION

PARCEL 1:

LOT 1 AND THE NORTHERLY 50 FEET OF LOT 2 OF PARKER FARRIS SUBDIVISION, IN THE CITY OF PASADENA, AS PER MAP RECORDED IN BOOK 10 PAGE 86 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THE WESTERLY 6 FEET FOR LAKE AVENUE.

ALSO EXCEPT THEREFROM THAT PORTION OF LOT 2 OF PARKER AND FARRIS SUBDIVISION INCLUDED IN GREEN STREET, AS SAME PRESENTLY EXISTS.

PARCEL 2:

THE SOUTH 34 FEET OF LOT 1 OF THOMAS AND FARRIS SUBDIVISION, IN THE CITY OF PASADENA, AS PER MAP RECORDED IN BOOK 10 PAGE 100 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THE WEST 6 FEET THEREOF, CONVEYED TO IN THE CITY OF PASADENA FOR STREET PURPOSES, BY DEED RECORDED IN BOOK 1164 PAGE 317 OF DEEDS.

PARCEL 3:

THE NORTH 38 FEET OF LOT 1 AND THE SOUTH 27 FEET OF LOT 2 OF THE THOMAS AND FARRIS SUBDIVISION, IN THE CITY OF PASADENA, AS PER MAP RECORDED IN BOOK 10 PAGE 100 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THE WEST 6 FEET THEREOF, CONVEYED TO THE CITY OF PASADENA, FOR STREET PURPOSES, BY DEED RECORDED IN BOOK 1164 PAGE 317 OF DEEDS.

                                                                     EXHIBIT C-9

                              LEGAL DESCRIPTION

LOTS 2010, 2011, 2012, 2013 AND 2014 OF TRACT 6380, IN THE CITY OF BEVERLY HILLS, AS PER MAP RECORDED IN BOOK 69 PAGES 11 THROUGH 20 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL MINERALS, OIL, GAS, PETROLEUM, OTHER HYDROCARBON SUBSTANCES AND ALL UNDERGROUND WATER IN OR UNDER OR WHICH MAY BE PRODUCED FROM THE LAND DESCRIBED BELOW WHICH UNDERLIES A PLANE PARALLEL TO AND 500 FEET BELOW THE PRESENT SURFACE OF SAID LAND FOR THE PURPOSE OF PROSPECTING FOR, OR THE EXPLORATION, DEVELOPMENT, PRODUCTION, EXTRACTION AND TAKING OF SAID MINERALS, OIL, GAS, PETROLEUM, OTHER HYDROCARBON SUBSTANCES AND WATER FROM SAID LAND BY MEANS OF MINES, WELLS, DERRICKS, AND/OR OTHER EQUIPMENT FROM SURFACE LOCATIONS ON ADJOINING OR NEIGHBORING LAND OR LYING OUTSIDE OF THE ABOVE DESCRIBED LAND, IT BEING UNDERSTOOD THAT THE OWNER OF SUCH MINERALS, OIL, GAS, PETROLEUM, OTHER HYDROCARBON SUBSTANCES AND WATER, AS SET FORTH ABOVE, SHALL HAVE NO RIGHT TO ENTER UPON THE SURFACE OF THE ABOVE DESCRIBED LAND NOR TO USE ANY OF THE SAID LAND OR ANY OF THE SAID LAND OR ANY PORTION THEREOF ABOVE SAID PLANE PARALLEL
TO AND 500 FEET BELOW THE PRESENT SURFACE OF THE SAID LAND FOR ANY PURPOSES WHATSOEVER, AS GRANTED TO JOSEPH DABBY, AS CUSTODIAN FOR SHARON DABBY, LISA DABBY AND NADINE DABBY UNDER THE UNIFORM TRANSFERS TO MINORS ACT, AS TO AN UNDIVIDED 50% INTEREST, AND TO ALAN GINDI, AS CUSTODIAN FOR RACHAEL GINDI AND ARIELA GINDI UNDER THE UNIFORM TRANSFERS TO MINORS ACT, AS TO AN UNDIVIDED 50% INTEREST; TOGETHER AS TENANTS IN COMMON, BY DEED RECORDED JANUARY 2, 1990 AS INSTRUMENT NO. 90-4904.




Beverly Atrium, Beverly Hills

                                                                    EXHIBIT C-10


                              LEGAL DESCRIPTION

LOT 3 OF TRACT 22864, IN THE CITY OF CULVER CITY, AS PER MAP RECORDED IN BOOK 880 PAGES 49 TO 55 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL METALS AND MINERALS AND ALL OIL, NATURAL GAS, ASPHALTUM AND OTHER HYDROCARBONS, WITHOUT RIGHT OF SURFACE ENTRY, TOGETHER WITH THE RIGHT TO EXPLORE AND TO DRILL FOR AND TO PRODUCE, EXTRACT AND TAKE METALS AND MINERALS, OIL, NATURAL GAS, ASPHALTUM AND OTHER HYDROCARBONS, TOGETHER WITH ALL RIGHTS NECESSARY AND CONVENIENT THERETO FOR ANY OR ALL OF THE ABOVE PURPOSES, INCLUDING WITHOUT LIMITING THE GENERALITY HEREOF, SUBSURFACE RIGHTS OF WAY FOR DRILLING, REPAIRING, REDRILLING DEEPENING, MAINTAINING,
OPERATING, ABANDONING, REWORKING AND REMOVING WELLS INTO AND THROUGH SAID LAND, BELOW A PLANE OF 500 FEET BELOW THE SURFACE THEREOF AND EXCEPTING AND RESERVING THE RIGHT TO MAINTAIN PIPES AND TO TRANSPORT ANY OF SUCH SUBSTANCES AND TO CROSS AND TRAVERSE FROM OTHER LANDS BELOW A DEPTH OF 500 FEET, AS RESERVED BY HOME SAVINGS AND LOAN ASSOCIATION, A CALIFORNIA CORPORATION, IN DEED RECORDED DECEMBER 30, 1969 AS INSTRUMENT NO. 261, IN BOOK D4595 PAGE 72, OFFICIAL RECORDS.




Bristol Plaza, Culver City

                                                                    EXHIBIT C-11


                              LEGAL DESCRIPTION

LOTS 2, 4, 6, 8, 10, 12, 14, 16, 18 AND 20 IN BLOCK 48, OF THE TOWN OF
BURBANK, IN THE CITY OF BURBANK, AS PER MAP RECORDED IN BOOK 17 PAGES 19 TO 22 INCLUSIVE OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM SAID LOT 2 THAT PORTION THEREOF LYING NORTHERLY AND NORTHEASTERLY OF A LINE DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE SOUTHEASTERLY LINE OF SAID LOT 2 WITH THE SOUTHWESTERLY LINE OF THE NORTHEASTERLY 20 FEET OF SAID LOT; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE 140 FEET, MORE OR LESS, TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 15 FEET WHICH IS ALSO TANGENT TO THE NORTHEASTERLY LINE OF SAID LOT, THENCE NORTHWESTERLY AND SOUTHERLY ALONG SAID CURVE TO SAID NORTHWESTERLY LINE.




Burbank Executive Plaza, Burbank

                                                                    EXHIBIT C-12


                              LEGAL DESCRIPTION

PARCEL A:

THOSE PORTIONS OF LOTS 1 AND 2 OF TRACT 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE EASTERLY COMMON CORNER OF SAID LOTS 1 AND 2; THENCE WESTERLY ALONG THE COMMON LOT LINE OF SAID LOTS, SOUTH 89 DEG. 39' 21" WEST 565.23 FEET; THENCE NORTHERLY, LEAVING SAID COMMON LOT LINE, NORTH 7 DEG. 56' 42" WEST 25.17 FEET; THENCE NORTH 5 DEG. 04' 53" WEST 20.18 FEET; THENCE NORTH 6 DEG. 29' 18" EAST 21.00 FEET; THENCE NORTH 12 DEG. 05' 48" EAST 57.46 FEET; THENCE NORTH 15 DEG. 03' 32" EAST 64.94 FEET; THENCE NORTH 18 DEG. 27' 48" EAST 39.37 FEET; THENCE NORTH 12 DEG. 00' 31" EAST 194.35 FEET; THENCE SOUTH 89 DEG. 39' 21" WEST 267.98 FEET TO A POINT IN THE EASTERLY RIGHT-OF-WAY OF CORPORATE CENTER DRIVE, VARIABLE WIDTH, AS SHOWN ON SAID MAP, SAID POINT LIES ON A CURVE CONCAVE EASTERLY HAVING A RADIUS OF 442.00 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 83 DEG. 07' 50" EAST; THENCE SOUTHERLY ALONG SAID RIGHT-OF-WAY AND CURVE THROUGH A CENTRAL ANGLE OF 7 DEG. 00' 10", AN ARC LENGTH OF 54.02 FEET; THENCE TANGENT TO SAID CURVE, SOUTH 0 DEG. 08' 00" WEST
170.26 FEET TO A TANGENT CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF
358.00 FEET; THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 31 DEG. 31' 00" AN ARC DISTANCE OF 196.92 FEET; THENCE SOUTHERLY, TANGENT TO SAID CURVE, SOUTH 31 DEG. 23' 00" EAST 370.00 FEET TO A TANGENT CURVE CONCAVE SOUTHWESTERLY HAVING

L.A. Corporate Center, Monterey Park

A RADIUS OF 492.00 FEET; THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 17 DEG. 38' 28" AN ARC DISTANCE OF 151.48 FEET TO THE COMMON LOT CORNER OF LOTS 2 AND 3 OF SAID MAP, A RADIAL LINE TO SAID CORNER BEARS NORTH 76 DEG. 15' 28" EAST; THENCE LEAVING SAID CURVE AND SAID RIGHT-OF-WAY, EASTERLY ALONG THE COMMON LINE OF SAID LOTS 2 AND 3, NORTH 76 DEG. 15' 28" EAST 461.67 FEET TO THE EASTERLY LINE OF LOT 2; THENCE NORTHERLY ALONG SAID EASTERLY LINE NORTH 0 DEG. 01' 03" WEST 349.69 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ALL GAS, OIL, AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS IN AND FROM THE LAND DESCRIBED IN DEED MENTIONED HEREAFTER, PROVIDED, HOWEVER, NO RIGHT IS RESERVED TO ENTER ON OR FROM THE SURFACE OF SAID LAND, THE RIGHT TO ENTER THE SUBSURFACE OF SAID PROPERTY, WHICH IS ALSO RESERVED SHALL BE AT ANY POINT BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF (MEASURED VERTICALLY FROM THE SURFACE THEREOF) IN ORDER TO TAKE FROM SAID LAND AND REDUCE TO POSSESSION ANY OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS, AS EXCEPTED AND RESERVED BY CLARA HELLMAN HELLER, A WIDOW, ET AL., IN DEED TO BOBWILL BUILDING CO., A CORPORATION RECORDED SEPTEMBER 13, 1955 AS INSTRUMENT NO. 2398 IN BOOK 48924 PAGE 346 OFFICIAL RECORDS.

PARCEL A-1:

A NON-EXCLUSIVE EASEMENT FOR PARKING FACILITY, VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS TO AND FROM SAID PARKING FACILITY, AND UTILITIES ATTENDANT TO THE OPERATION AND MAINTENANCE THEREOF, AS CONTAINED IN THAT CERTAIN AGREEMENT OF PARKING EASEMENT, DATED APRIL 9, 1990, BY AND BETWEEN LOS ANGELES CORPORATE CENTER VENTURE, A CALIFORNIA GENERAL PARTNERSHIP, AND THE REDEVELOPMENT AGENCY OF MONTEREY PARK AND THE CITY OF MONTEREY PARK, RECORDED APRIL 9, 1990 AS INSTRUMENT NO. 90-668740, OVER THAT PORTION OF LOT 1 OF TRACT MAP NO. 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY COMMON CORNER OF SAID LOT 1 AND LOT 2 AS SHOWN ON SAID MAP; THENCE WESTERLY ALONG THE COMMON LOT LINE OF SAID LOTS 1 AND 2, SOUTH 89 DEG. 39' 21" WEST 25.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID COMMON LOT LINE, SOUTH 89 DEG. 39' 21" WEST 240.00 FEET; THENCE NORTHERLY LEAVING SAID COMMON LOT LINE, NORTH 0 DEG. 20' 39" WEST 87.00 FEET; THENCE EASTERLY, PARALLEL TO SAID COMMON LOT LINE, NORTH 89 DEG. 39' 21" EAST 240.00 FEET; THENCE SOUTHERLY SOUTH 0 DEG. 20' 39" EAST
87.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL B:

LOT 4 OF TRACT 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, EXCEPT THEREFROM THAT PORTION OF SAID LOT 4 DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 4; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 4, NORTH 64 DEG. 05' 00" WEST 336.04 FEET; THENCE SOUTH 7 DEG. 46' 24" EAST 36.06 FEET TO A LINE THAT IS PARALLEL WITH AND DISTANT SOUTHWESTERLY 30.00 FEET, MEASURED AT RIGHT ANGLES, FROM SAID NORTHEASTERLY LINE OF LOT 4; THENCE SOUTHEASTERLY ALONG SAID PARALLEL LINE SOUTH 64 DEG. 05' 00" EAST 306.32 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 4; THENCE

L.A. Corporate Center, Monterey Park

ALONG SAID SOUTHEASTERLY LINE OF LOT 4, NORTH 43 DEG. 51' 17"
EAST 31.53 FEET TO THE POINT OF BEGINNING.

ALSO THAT CERTAIN PORTION OF LOT 5 OF SAID TRACT 42611 DESCRIBED IN A DOCUMENT RECORDED OCTOBER 25, 1984 AS INSTRUMENT NO. 64-1275473, AS FOLLOWS:

A STRIP OF LAND 10 FEET IN WIDTH, THE NORTHEASTERLY LINE OF SAID STRIP BEING THAT CERTAIN COURSE IN THE NORTHEASTERLY BOUNDARY OF SAID LOT 5 HAVING A BEARING AND DISTANCE OF NORTH 42 DEG. 02' 01" WEST 389.65 FEET.

EXCEPT THEREFROM ALL GAS, OIL, AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS IN AND FROM THE LAND DESCRIBED IN DEED MENTIONED HEREAFTER, PROVIDED, HOWEVER, NO RIGHT IS RESERVED TO ENTER IN OR FROM THE SURFACE OF SAID LAND, THE RIGHT TO ENTER THE SUBSURFACE OF SAID PROPERTY, WHICH IS ALSO RESERVED SHALL BE AT ANY POINT BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF (MEASURED VERTICALLY FROM THE SURFACE THEREOF) IN ORDER TO TAKE FROM SAID LAND AND REDUCE TO POSSESSION ANY OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS, AS EXCEPTED AND RESERVED BY CLARA HELLMAN HELLER, A WIDOW, ET AL., IN DEED TO BOBWILL BUILDING CO., A CORPORATION RECORDED SEPTEMBER 13, 1955 AS INSTRUMENT NO. 2398 IN BOOK 48924 PAGE 346 OFFICIAL RECORDS.

PARCEL B-1:

AN EASEMENT FOR PARKING AND INGRESS AND EGRESS AS GRANTED IN THAT CERTAIN AGREEMENT OF PARKING EASEMENT AND MAINTENANCE AGREEMENT BY AND BETWEEN LOS ANGELES CORPORATE CENTER VENTURE, A CALIFORNIA GENERAL PARTNERSHIP, AND LOS ANGELES CORPORATE CENTER VENTURE II, A CALIFORNIA GENERAL PARTNERSHIP, RECORDED JULY 23, 1986 AS INSTRUMENT NO. 86-931242 OVER THAT PORTION OF LOTS 3 AND LOT 4 IN TRACT 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED
IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWESTERLY CORNER OF SAID LOT 3, SAID CORNER BEING A POINT IN THE NORTHEASTERLY LINE OF CORPORATE CENTER DRIVE, 64.00 FEET WIDE, AS SHOWN ON THE MAP OF SAID TRACT 42611; THENCE ALONG THE NORTHERLY AND NORTHEASTERLY BOUNDARY OF SAID LOT 3, NORTH 76 DEG. 15' 28" EAST 461.87 FEET; THENCE SOUTH 0 DEG. 01' 03" EAST 109.63 FEET; THENCE SOUTH 46 DEG. 08' 45" EAST 121.91 FEET; THENCE LEAVING SAID NORTHEASTERLY BOUNDARY OF LOT 3, SOUTH 22 DEG. 21' 07" WEST 83.00 FEET; THENCE SOUTH 36 DEG. 13' 46" WEST 46.00 FEET; THENCE SOUTH 45 DEG. 50' 48" WEST 105.46 FEET; THENCE SOUTH 27 DEG. 08' 18" WEST 231.27 FEET TO A LINE PARALLEL TO AND DISTANT SOUTHWESTERLY 30.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE SOUTHWESTERLY LINE OF SAID LOT 3; THENCE NORTHWESTERLY ALONG SAID PARALLEL LINE NORTH 64 DEG. 05' 00" WEST
193.41 FEET; THENCE NORTH 25 DEG. 55' 00" EAST 30.00 FEET TO SAID SOUTHWESTERLY LINE OF LOT 3; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE NORTH 64 DEG. 05' 00" WEST 18.00 FEET; THENCE NORTH 25 DEG. 55' 00" EAST
276.15 FEET; THENCE NORTH 64 DEG. 05' 00" WEST 189.44 FEET; THENCE SOUTH 76 DEG. 15' 28" WEST 63.39 FEET TO A POINT IN SAID NORTHEASTERLY LINE OF CORPORATE CENTER DRIVE, SAID POINT BEING A POINT IN A CURVE CONCAVE TO THE WEST HAVING A RADIUS OF 492.00 FEET; TO WHICH A RADIAL LINE BEARS NORTH 81 DEG. 16' 19" EAST; THENCE NORTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 5 DEG. 00' 51", AN ARC DISTANCE OF 43.06 FEET TO THE POINT OF BEGINNING.

L.A. Corporate Center, Monterey Park

PARCEL C:

LOT 18 OF TRACT 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT A STRIP OF LAND 10 FEET IN WIDTH, THE NORTHWESTERLY LINE OF SAID STRIP BEING THAT CERTAIN COURSE IN THE NORTHEASTERLY BOUNDARY OF SAID LOT 18 HAVING A BEARING AND DISTANCE OF NORTH 65 DEG. 04' 00" WEST 438.07 FEET, AS DESCRIBED IN A DOCUMENT RECORDED OCTOBER 25, 1984 AS INSTRUMENT NO. 84-1275478.

ALSO EXCEPT ALL OIL, ASPHALTUM, PETROLEUM, AND NATURAL GAS, TAR OR OTHER HYDROCARBON SUBSTANCES AND PRODUCTS, FROM UNDER OR UPON THE SAID LANDS, WITH THE RIGHT TO REMOVE AND STORE AND SELL SUCH SUBSTANCES AND PRODUCTS
THEREFROM, TOGETHER WITH ALL RIGHTS FOR THE PURPOSE OF MINING, EXCAVATING, BORING, DRILLING, SINKING OR OTHERWISE COLLECTING AND DEVELOPING SAID MINERAL SUBSTANCES AND THE RIGHT TO DEVELOP, STORE AND USE WATER FOR SUCH OPERATIONS AND DEVELOPMENT, AS RESERVED IN DEED FROM HUNTINGTON LAND AND IMPROVEMENT COMPANY, A CALIFORNIA CORPORATION, RECORDED OCTOBER 25, 1918 IN BOOK 6707
PAGE 300 OF DEEDS, ALL OF WHICH RIGHTS WERE LIMITED TO THAT PORTION LYING BELOW A DEPTH OF 500 FEET, MEASURED FROM THE SURFACE OF SAID LAND, BY DEED EXECUTED BY SECURITY PACIFIC NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, SUCCESSOR BY MERGER TO SECURITY FIRST NATIONAL BANK OF LOS ANGELES, AS TRUSTEE UNDER THE WILL OF HENRY E. HUNTINGTON, DECEASED, (TRUST NO. 2-018442-0) RECORDED DECEMBER 17, 1960 AS INSTRUMENT NO. 60-1264035, FROM UNDER OR UPON THAT PORTION OF SAID LAND LYING WITHIN A PORTION OF THE NORTHWEST QUARTER OF
SECTION 32, TOWNSHIP 1 SOUTH, RANGE 12 WEST, SAN BERNARDINO MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERLY LINE OF SAID SECTION 32, SAID POINT BEING 466.52 FEET EASTERLY OF THE NORTHWEST CORNER OF SAID SECTION 32; THENCE SOUTHERLY ALONG A LINE PARALLEL WITH THE WESTERLY LINE OF SAID SECTION 32, 500 FEET TO A POINT; THENCE EASTERLY ALONG A LINE PARALLEL WITH THE NORTHERLY LINE OF SAID SECTION 32 TO ITS INTERSECTION WITH THE EASTERLY LINE OF SAID NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 32; THENCE NORTHERLY ALONG SAID EASTERLY LINE OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 32, 500 FEET TO THE NORTHERLY LINE OF SAID SECTION; THENCE WESTERLY ALONG THE NORTHERLY LINE OF SAID SECTION TO THE POINT OF BEGINNING.

ALSO EXCEPT THEREFROM ALL GAS, OIL AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS IN AND FROM THE LAND DESCRIBED IN DEED MENTIONED HEREAFTER, PROVIDED, HOWEVER, NO RIGHT IS RESERVED TO ENTER ON OR FROM THE SURFACE OF SAID LAND, THE RIGHT TO ENTER THE SUBSURFACE OF SAID PROPERTY, WHICH IS ALSO RESERVED SHALL BE AT ANY POINT BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF. (MEASURED VERTICALLY FROM THE SURFACE THEREOF) IN ORDER TO TAKE FROM SAID LAND AND REDUCE TO POSSESSION ANY OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS, AS EXCEPTED AND RESERVED BY CLARA HELLMAN HELLER, A WIDOW, ET AL. IN DEED TO BOBWILL BUILDING CO., A CORPORATION, RECORDED SEPTEMBER 13, 1955 AS INSTRUMENT NO. 2398 IN BOOK 48924 PAGE 346, OFFICIAL RECORDS.

L.A. Corporate Center, Monterey Park

PARCEL D:

LOT 3 OF TRACT 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, ALSO THAT CERTAIN PORTION OF LOT 4 OF SAID TRACT 42611, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 4; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 4, NORTH 64 DEG. 05' 00" WEST 336.04 FEET; THENCE SOUTH 7 DEG. 46' 24" EAST 36.06 FEET TO A LINE THAT IS PARALLEL WITH AND DISTANT SOUTHWESTERLY 30.00 FEET, MEASURED AT RIGHT ANGLES, FROM SAID NORTHEASTERLY LINE OF LOT 4; THENCE SOUTHEASTERLY ALONG SAID PARALLEL LINE SOUTH 64 DEG. 05' 00" EAST 306.32 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 4; THENCE ALONG SAID SOUTHEASTERLY LINE OF LOT 4, NORTH 43 DEG. 51' 17" EAST
31.53 FEET TO THE POINT OF THE BEGINNING.

EXCEPT THEREFROM ALL GAS, OIL, AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS IN AND FROM THE LAND DESCRIBED IN DEED MENTIONED HEREAFTER, PROVIDED, HOWEVER, NO RIGHT IS RESERVED TO ENTER ON OR FROM THE SURFACE OF SAID LAND, THE RIGHT TO ENTER THE SUBSURFACE OF SAID PROPERTY, WHICH IS ALSO RESERVED SHALL BE AT ANY POINT BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF (MEASURED VERTICALLY FROM THE SURFACE THEREOF) IN ORDER TO TAKE FROM SAID LAND AND REDUCE TO POSSESSION ANY OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS, AS EXCEPTED AND RESERVED BY CLARA HELLMAN HELLER, A WIDOW, ET AL., IN DEED TO BOBWILL BUILDING CO., A CORPORATION, RECORDED SEPTEMBER 13, 1955 AS INSTRUMENT NO. 2398 IN BOOK 48924 PAGE 346, OFFICIAL RECORDS.

PARCEL D-1:

AN EASEMENT FOR PARKING AND INGRESS AND EGRESS AS GRANTED IN THAT CERTAIN AGREEMENT OF PARKING EASEMENT AND MAINTENANCE AGREEMENT BY AND BETWEEN LOS ANGELES CORPORATE CENTER VENTURE, A CALIFORNIA GENERAL PARTNERSHIP, AND LOS ANGELES CORPORATE CENTER VENTURE II, A CALIFORNIA GENERAL PARTNERSHIP, RECORDED JULY 23, 1986 AS INSTRUMENT NO. 86-931242 OVER THAT PORTION OF LOT 4 OF TRACT 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHEASTERLY LINE OF SAID LOT 4, DISTANT THEREON SOUTH 64 DEG. 05' 00" EAST 170.97 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 4; THENCE SOUTH 25 DEG. 55' 00" WEST 30.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 25 DEG. 55' 00" WEST 203.50 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE TO THE NORTHWEST HAVING A RADIUS OF 24.50 FEET; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90 DEG. 00' 00" AN ARC DISTANCE 38.46 FEET; THENCE NORTH 64 DEG. 05' 00" WEST 145.40 FEET TO A POINT IN THE EASTERLY LINE OF CORPORATE CENTER DRIVE, 84.00 FEET WIDE, AS SHOWN ON THE MAP OF SAID TRACT 42611, SAID EASTERLY LINE BEING A CURVE CONCAVE TO THE NORTHWEST HAVING A RADIUS OF 642.00 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 61 DEG. 25' 43" EAST; THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 2 DEG. 06' 50" AN ARC DISTANCE OF 31.07 FEET; THENCE SOUTH 64 DEG. 05' 00" EAST 7.91 FEET, THENCE SOUTH 25 DEG. 55' 00" WEST 263.84 FEET; THENCE SOUTH 64 DEG. 05' 00" EAST 183.00 FEET; THENCE NORTH 25 DEG. 55' 00" EAST 263.84 FEET; THENCE SOUTH 64 DEG. 05' 00" EAST
42.19 FEET; THENCE NORTH 65 DEG. 00' 01" EAST 61.13 FEET; THENCE NORTH 35 DEG. 03' 37" EAST 46.86 FEET; THENCE NORTH 46 DEG. 37' 10" EAST 71.29 FEET; THENCE NORTH 42 DEG. 46' 12"

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                                  PAGE 19 OF 30

EAST 103.03 FEET TO A LINE PARALLEL TO AND DISTANT SOUTHWESTERLY 30.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHEASTERLY LINE OF SAID LOT 4; THENCE NORTHWESTERLY ALONG SAID PARALLEL LINE NORTH 64 DEG. 05' 00" WEST 162.24 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL E:

LOT 8 AND PORTION OF LOTS 7 AND 9 OF TRACT 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF PARCEL 1 OF PARCEL MAP NO. 16386, IN SAID CITY, COUNTY AND STATE, AS PER MAP FILED IN BOOK 175 PAGES 36 TO 40 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID POINT ALSO BEING THE BEGINNING OF A NON-TANGENT CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 1,012 FEET, TO WHICH A RADIAL THROUGH SAID POINT BEARS SOUTH 54 DEG. 50' 33" EAST; THENCE NORTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 10 DEG. 13' 27" AN ARC DISTANCE 180.59 FEET; THENCE NORTH 24 DEG. 56' 00" EAST 241.00 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 25.00 FEET; THENCE NORTHEASTERLY, EASTERLY AND SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90 DEG. 00' 00", AN ARC DISTANCE OF 39.27 FEET; THENCE SOUGH 65 DEG. 04' 00" EAST 63.39 FEET TO THE BEGINNING OF A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 507.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 24 DEG. 39' 00", AN ARC DISTANCE OF 218.12 FEET; THENCE SOUTH 89 DEG. 43' 00" EAST 240.48 FEET TO THE BEGINNING OF CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 833.00 FEET; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 4 DEG. 04' 23" AN ARC DISTANCE OF 45.00 FEET TO A POINT ON A NON-TANGENT LINE, TO WHICH A RADIAL THROUGH SAID POINT BEARS NORTH 4 DEG. 21' 23" EAST; THENCE ALONG SAID NON-TANGENT LINE SOUTH 30 DEG. 57' 00" WEST 152.00 FEET; THENCE SOUTH 0 DEG. 02' 40" EAST 20.00 FEET TO THE NORTHERLY TERMINUS OF A LINE OF SAID LOT 7 THAT BEARS NORTH 0 DEG. 02' 40" WEST 154.89 FEET; THENCE CONTINUING SOUTH ALONG THE EASTERLY LINE OF
SAID LOT 7, SOUTH 0 DEG. 02' 40" EAST 154.89 FEET TO AN ANGLE POINT IN THE EASTERLY LINE OF SAID LOT 9; THENCE CONTINUING SOUTH ALONG THE EASTERLY LINE OF SAID LOT 9, SOUTH 0 DEG. 20' 17" EAST 0.11 FEET TO THE NORTHERLY LINE OF SAID PARCEL MAP NO. 16386; THENCE WESTERLY ALONG SAID NORTHERLY LINE SOUTH 89 DEG. 38' 12" WEST 701.23 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ALL GAS, OIL, AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS IN AND FROM THE LAND DESCRIBED IN DEED MENTIONED HEREAFTER, PROVIDED, HOWEVER, NO RIGHT IS RESERVED TO ENTER ON OR FROM THE SURFACE OF SAID LAND, THE RIGHT TO ENTER THE SUBSURFACE OF SAID PROPERTY, WHICH IS ALSO RESERVED SHALL BE AT ANY POINT BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF (MEASURED VERTICALLY FROM THE SURFACE THEREOF) IN ORDER TO TAKE FROM SAID LAND AND REDUCE TO POSSESSION ANY OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS, AS EXCEPTED AND RESERVED BY CLARA HELLMAN HELLER, A WIDOW, ET AL., IN DEED TO BOBWILL BUILDING CO., A CORPORATION, RECORDED SEPTEMBER 13, 1955 AS INSTRUMENT NO. 2398 IN BOOK 48924 PAGE 346, OFFICIAL RECORDS.

ALSO EXCEPT FROM A PORTION THEREOF ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES LYING IN AND UNDER SAID LAND BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED BY JOAN D. COGEN, AS TRUSTEE, UNDER DECLARATION OF TRUST, DATED JULY 21, 1953 ESTABLISHED BY NATHAN DAVIDSON, TRUSTOR, IN THE DEED RECORDED

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                                  PAGE 20 OF 30

ON MAY 8, 1981 AS INSTRUMENT NO. 81-461705.

PARCEL F:

EASEMENTS AND OTHER RIGHTS CREATED BY THE (1) COVENANTS, CONDITIONS AND RESTRICTIONS, RECORDED OCTOBER 12, 1963 AS INSTRUMENT NO. 83-1198632, AS AMENDED BY DOCUMENT RECORDED MAY 14, 1987 AS INSTRUMENT NO. 87-754911, DOCUMENT RECORDED MAY 14, 1967 AS INSTRUMENT NO. 87-754913 AND DOCUMENT RECORDED NOVEMBER 30, 1989 AS INSTRUMENT NO. 89-1926876; (2) RESOLUTION RECORDED JANUARY 29, 1990 AS INSTRUMENT NO. 90-155862; AND (3) COVENANTS, CONDITIONS AND RESTRICTIONS RECORDED APRIL 9, 1990 AS INSTRUMENT NO. 90-668739.

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                                  PAGE 21 OF 30

                                                                  EXHIBIT C-13


                                 LEGAL DESCRIPTION


PARCEL 1 OF PARCEL MAP 12439, IN THE CITY OF NORWALK, AS PER MAP FILED IN BOOK 120 PAGE 44 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THAT PORTION LYING SOUTH AND EAST OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT THE NORTHEAST CORNER OF SAID PARCEL 1; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 1, 39.50 FEET TO THE TRUE POINT OF BEGINNING; THENCE LEAVING SAID EASTERLY LINE SOUTH 89 DEG. 46' 55" WEST, A DISTANCE OF 396.00 FEET; THENCE SOUTH 44 DEG. 47' 45" WEST, A DISTANCE OF 14.15 FEET; THENCE SOUTH 00 DEG. 11' 25" EAST, A DISTANCE OF 557.50 FEET TO A POINT IN THE SOUTHERLY LINE OF SAID PARCEL 1.

SUCH PARCEL IS ALSO KNOW AS PARCEL 1 SHOWN ON EXHIBIT C TO LOT LINE ADJUSTMENT NO. 25 RECORDED AUGUST 3, 1993 AS INSTRUMENT NO. 93-1496503.


NORWALK, Norwalk

                                                                  EXHIBIT C-14


                              LEGAL DESCRIPTION

PARCEL 1:

PARCELS "B" AND "C" OF PARCEL MAP L.A. NO. 4316, IN THE CITY OF LOS ANGELES, AS PER MAP FILED IN BOOK 121 PAGE 46 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

THE FOLLOWING DESCRIPTION EASEMENT AS CREATED BY THAT CERTAIN DOCUMENT ENTITLED "RECIPROCAL GRANT OF EASEMENTS AND MAINTENANCE AGREEMENT
(DRIVEWAY)" DATED DECEMBER 5, 1980 AND RECORDED DECEMBER 5, 1980 AS INSTRUMENT NO. 80-1224234:

A NON-EXCLUSIVE AND PERPETUAL EASEMENT, APPURTENANT TO PARCEL 1 ABOVE, FOR THE PURPOSE OF PEDESTRIAN AND VEHICULAR INGRESS, EGRESS, AND ACCESS; MAINTENANCE, REPAIR AND REPLACEMENT OF DRIVEWAYS, UNDERGROUND UTILITIES, SEWERS, STORM DRAINS AND SIMILAR FACILITIES, CURBS, GUTTERS, TRAFFIC ISLANDS, LIGHTING FACILITIES, PLANTS AND LANDSCAPING, PLANTERS, SPRINKLERS, AND VALVES, AND INCIDENTAL PURPOSES; OVER, UNDER, ACROSS AND THROUGH THE EASTERLY MOST 20 FEET OF PARTIAL "A" OF PARCEL MAP L.A. NO. 4318 (REFERRED TO IN PARCEL 1 ABOVE).


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

PARCEL 3:

LOTS 13, 14, 15, 16 AND 17 (EXCEPT THE WEST 125 FEET OF SAID LOT 17) OF TRACT 13375, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 267 PAGES 43 AND 44 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 4:

LOTS 85, 86, 87, 88, 89, 90, 91, 92, 93, 108, 109, 110, 111, 112, 113, 114,
115 AND 116 OF TRACT 13403, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 288 PAGES 1 TO 3, INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL OIL, GAS OR OTHER HYDROCARBON SUBSTANCES LYING IN, UNDER AND WHICH MAY BE PRODUCED FROM A DEPTH BELOW 500 FEET BELOW THE SURFACE OF SAID REAL PROPERTY (MEASURED VERTICALLY FROM THE SURFACE THEREOF), PROVIDED, HOWEVER, NO RIGHT IS RESERVED TO THE GRANTOR, IS SUCCESSORS AND ASSIGNS, BY REASON OF THIS EXCEPTION OR RESERVATION, TO ENTER ON OR FROM THE SURFACE OF SAID PROPERTY, AS RESERVED BY RAY R. SMITH AND CAROL L. SMITH, HUSBAND AND WIFE, BY DEED DATED DECEMBER 22, 1969, RECORDED FEBRUARY 13, 1970 IN BOOK D4832 PAGE 610, OFFICIAL RECORDS, AS TO LOTS 85 AND 116; AND AS RESERVED BY CHARLES D. LASLEY AND MARCIELLETTE L. LASLEY, HUSBAND AND WIFE, BY DEED DATED AUGUST 10, 1970 RECORDED AUGUST 24, 1970 IN BOOK D4810 PAGE 522, OFFICIAL RECORDS, AS TO LOTS 86, 115 AND 118; AS RESERVED BY CHARLES E. HENYAN, AN UNMARRIED MAN, BY DEED DATED JANUARY 12, 1970, RECORDED FEBRUARY 19, 1970 IN BOOK D4637 PAGE 156, OFFICIAL RECORDS AS TO LOT 87; AND AS RESERVED BY ELLIS
M. FINKLE AND ANNA MARIE FINKLE, HUSBAND AND WIFE, BY DEED DATED DECEMBER 22, 1969, RECORDED FEBRUARY 2, 1970 IN BOOK D4622 PAGE 82, OFFICIAL RECORDS, AS TO LOTS 88 AND 113; AND AS RESERVED BY JOHN E. BARBER AND JUANITA J. BARBER, HUSBAND AND WIFE, AS TO LOTS 89 AND 112, IN DEED RECORDED MARCH 10, 1969 AS INSTRUMENT NO. 335 IN BOOK D4301 PAGE 462, OFFICIAL RECORDS AND AS RESERVED BY CHARLES D. LASLEY AND MARCIELLETTE L. LASLEY, HUSBAND AND WIFE, AS TO LOTS 90 AND 111, IN DEED RECORDED MARCH 10, 1969 AS INSTRUMENT NO. 334 IN BOOK D4301 PAGE 461, OFFICIAL RECORDS; AND AS RESERVED BY HOWARD GAINER AND HELEN GAINER, HUSBAND AND WIFE, AS TO LOTS 92 AND 109, IN DEED RECORDED MARCH 10, 1969 AS INSTRUMENT NO. 331 IN BOOK D4301 PAGE 460, OFFICIAL RECORDS; AND AS RESERVED BY BILLY W. TAYLOR AND MURIEL J. TAYLOR, HUSBAND AND WIFE, AS TO LOTS 93 AND 108, IN DEED RECORDED MARCH 10, 1969 AS INSTRUMENT NO. 328, IN BOOK D4301 PAGE 459, OFFICIAL RECORDS; AND AS RESERVED BY ALITHA WHARTON KEHR, AS EXECUTRIX OF THE LAST WILL AND TESTAMENT OF GRETCHEN JENNINGS KIRBY, DECEASED, BY DEED DATED MAY 27, 1971, RECORDED JUNE 14, 1971 IN BOOK 5099 PAGE 862, OFFICIAL RECORDS, AS TO LOT 114.

ALSO EXCEPTING AS TO LOTS 91 AND 110, ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES LYING WITHIN THAT PORTION OF THE LAND HEREIN CONVEYED WHICH LIES BELOW A DEPTH OF 500 FEET FROM THE PRESENT SURFACE THEREOF, WITHOUT ANY RIGHT TO ENTER UPON OR INTO THE SURFACE OR TOP 500 FEET OF THE SUBSURFACE OF SAID LAND, AS EXCEPTED IN DEED RECORDED JULY 18, 1978 AS INSTRUMENT NO. 78-777109.

PARCEL 5:

LOTS 158, 159, 160, 161, 162, 163, 164, 165, 166, 167, 168, 169, 170, 171,
172, 173, 174, 190, 191,


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

192, 193, 194, 195, 196, 197, 198, 199, 200, 201, 202, 203, 204, 205, 206 OF
TRACT 13711, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 276 PAGES 48 TO 50, INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL OIL, GAS OR OTHER HYDROCARBON SUBSTANCES LYING IN, UNDER AND WHICH MAY BE PRODUCED FROM A DEPTH BELOW 500 FEET BELOW THE SURFACE OF SAID REAL PROPERTY (MEASURED VERTICALLY FROM THE SURFACE THEREOF), PROVIDED, HOWEVER, NO RIGHT IS RESERVED TO THE GRANTOR, IS SUCCESSORS AND ASSIGNS, BY REASON OF THIS EXCEPTION OR RESERVATION TO ENTER ON OR FROM THE SURFACE OF SAID PROPERTY, AS RESERVED BY LUDWIG TO ERZEN, A MARRIED MAN, WHO ACQUIRED TITLE AS A SINGLE MAN, DATED AUGUST 21, 1970, RECORDED SEPTEMBER 4, 1970 IN BOOK D4823 PAGE 319, OFFICIAL RECORDS, AS TO LOTS 158 AND 190; AND AS RESERVED BY PAUL H. JENSEN AND EDITH E. JENSEN, HUSBAND AND WIFE, BY DEED DATED DECEMBER 22, 1969, RECORDED FEBRUARY 2, 1970 IN BOOK D4622, PAGE 83, OFFICIAL RECORDS, AS TO LOTS 159 AND 191; AND AS RESERVED BY DONALD M. HARVEY AND FLORENCE HARVEY, HUSBAND AND WIFE, BY DEED DATED MAY 14, 1970; RECORDED MAY 27, 1970 IN BOOK D4723 PAGE 922, OFFICIAL RECORDS, AS TO LOTS 160 AND 192; AND AS RESERVED BY HELEN GAINER, A MARRIED WOMAN, BY DEED DATED MARCH 31, 1970 AND RECORDED APRIL 20, 1970 IN BOOK D4689 PAGE 599, OFFICIAL RECORDS, AS TO LOTS 161 AND 193; AND AS RESERVED BY LEONARD R. DOLING AND ELSIE R. DOLING, HUSBAND AND WIFE, BY DEED RECORDED FEBRUARY 2, 1970 IN BOOK D4622 PAGE 112, OFFICIAL RECORDS, AS TO LOTS 162 AND 194; AND AS RESERVED BY CHARLES D. LASLEY, AND MARCIELLETTE L. LASLEY, HUSBAND AND WIFE, BY DEED DATED DECEMBER 19, 1969, RECORDED FEBRUARY 2, 1970 IN BOOK D4622 PAGE 113, OFFICIAL RECORDS, AS TO LOTS 163 AND 195; AND AS RESERVED BY HAROLD G. HEAHLKE AND VIRGINIA B. HEAHLKE, HUSBAND AND WIFE, IN DEED RECORDED FEBRUARY 28, 1969 IN BOOK D4292 PAGE 209, OFFICIAL RECORDS, AS TO LOTS 164 AND 196; AND AS RESERVED BY STANLEY M. WEAVER, A WIDOWER, BY DEED DATED DECEMBER 23, 1969, RECORDED FEBRUARY 2, 1970 IN BOOK D4622 PAGE 92, OFFICIAL RECORDS, AS TO LOTS 165 AND 197; AND AS RESERVED BY FRANK M. NESBIT AND ALMA E. NESBIT, HUSBAND AND WIFE, BY DEED DATED MARCH 16, 1970, RECORDED MARCH 30, 1970 IN BOOK D4670 PAGE 345, OFFICIAL RECORDS, AS TO LOTS 166 AND 198; AND AS RESERVED BY JAMES H. ALBRECHT AND RICHARD L. ALBRECHT, BY DEED DATED MARCH 20, 1970, RECORDED APRIL 16, 1970 IN BOOK D4687 PAGE 111, OFFICIAL RECORDS, AS TO LOTS 167 AND 99; AND AS RESERVED BY RALPH L. STARKS AND FLORENCE L. STARKS, HUSBAND AND WIFE, BY DEED DATED DECEMBER 22, 1969, RECORDED FEBRUARY 2, 1970 IN BOOK D4622 PAGE 87, OFFICIAL RECORDS, AS TO LOTS 168 AND 200; AND AS RESERVED BY FRANCES MOORHOUSE, AN UNMARRIED WOMAN, BY DEED DATED DECEMBER 22, 1969, RECORDED FEBRUARY 2, 1970 IN BOOK D4622 PAGE 89, OFFICIAL RECORDS, AS TO LOTS 169 AND 202; AND AS RESERVED BY EUGENE F. MOLNAR AND SHIRLEY A. MOLNAR, HUSBAND AND WIFE, BY DEED DATED MARCH 9, 1971, RECORDED APRIL 9, 1971 IN BOOK D5021 PAGE 510, OFFICIAL RECORDS, AS TO LOT 170; AND AS RESERVED BY MONTE LEON HANDLEY AND SHIRLEY I. HANDLEY, HUSBAND AND WIFE, BY DEED DATED MARCH 9, 1971, RECORDED APRIL 9, 1971 IN BOOK D5021 PAGE 511, OFFICIAL RECORDS, AS TO LOT 202; AND AS RESERVED BY SIDNEY KAPLAN AND SALLY JOYCE KAPLAN, HUSBAND AND WIFE, BY DEED DATED DECEMBER 22, 1969, RECORDED FEBRUARY 2, 1970 IN BOOK D4622 PAGE 88, OFFICIAL RECORDS, AS TO LOTS 171 AND 203; AND AS RESERVED BY SIDNEY SELMAR HEHN AND DOREEN MAXINE HEHN, HUSBAND AND WIFE, BY DEED DATED MARCH 30, 1971, RECORDED APRIL 26, 1971 IN BOOK D5036 PAGE 999, OFFICIAL RECORDS, AS TO LOTS 172 AND 204.

ALSO EXCEPTING FROM LOTS 173, 174, 205 AND 206, ALL OIL, GAS, OR OTHER HYDROCARBON SUBSTANCES LYING IN, UNDER AND WHICH MAY BE PRODUCED FROM A DEPTH BELOW 500 FEET BELOW THE SURFACE OF SAID REAL PROPERTY (MEASURED VERTICALLY FROM THE SURFACE THEREOF), PROVIDED, HOWEVER, NO RIGHT IS


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

RESERVED TO THE GRANTOR, ITS SUCCESSORS AND ASSIGNS, BY REASON OF THIS EXCEPTION OR RESERVATION, TO ENTER ON OR FROM THE SURFACE OF SAID PROPERTY, AS RESERVED BY SIDNEY SELMAR HEHN AND DOREEN MACINE HEHN, HUSBAND AND WIFE, IN DEED RECORDED SEPTEMBER 10, 1970 AS INSTRUMENT NO. 80, OFFICIAL RECORDS.

PARCEL 6:

THE FOLLOWING DESCRIBED EASEMENT AS RESERVED IN THE DEED TO PLAZA LA REINA HOTEL VENTURE, A CALIFORNIA GENERAL PARTNERSHIP, DATED DECEMBER 5, 1980 AND RECORDED DECEMBER 5, 1980 AS INSTRUMENT NO. 80-1224231; AND AS GRANTED IN THE DEED TO PLAZA LA REINA OFFICE VENTURE, A CALIFORNIA GENERAL PARTNERSHIP, DATED DECEMBER 5, 1980 AS INSTRUMENT NO. 80-1224233.

A NON-EXCLUSIVE EASEMENT AND RIGHT OF WAY TO CONSTRUCT AND MAINTAIN AND OPERATE A PRIVATE SEWER WITH APPURTENANT STRUCTURES AND EQUIPMENT FOR THE BENEFIT OF AND APPURTENANT TO AND TO SERVE PARCELS "B" AND "C" OF PARCEL MAP L.A. NO. 4316, FILED IN BOOK 121 PAGE 46 OF PARCELS MAPS, LOS ANGELES COUNTY, CALIFORNIA, OVER THE WESTERLY 20 FEET OF THE EASTERLY 165 FEET OF THE NORTHERLY 70 FEET OF PARCEL "A" OF SAID PARCEL MAP; THE SOUTHERLY 20 FEET OF THE NORTHERLY 70 FEET OF THE EASTERLY 165 FEET OF SAID PARCEL "A"; AND THE SOUTHERLY 315 FEET OF THE NORTHERLY 365 FEET OF THE EASTERLY 20 FEET OF SAID PARCEL "A"; TOGETHER WITH ALL NECESSARY OR CONVENIENT MEANS OF INGRESS AND EGRESS FROM SAID LANDS AND PROPERTY FOR THE PURPOSE OF EXERCISING THE RIGHTS HEREIN GRANTED.


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

                                                                  EXHIBIT C-15


                              LEGAL DESCRIPTION

PARCEL A:

PARCEL 2, IN THE CITY OF WESTLAKE VILLAGE, AS SHOWN ON PARCEL MAP NO. 140B1, AS PER MAP FILED IN BOOK 153 PAGES 19 AND 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL THE OIL, GAS, AND OTHER HYDROCARBON SUBSTANCES LYING BELOW A DEPTH OF 500 FEET, MEASURED VERTICALLY, FROM THE SURFACE OF SAID LAND, WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND NOR INTO THAT PORTION OF THE SURFACE THEREOF LYING ABOVE A DEPTH OF 500 FEET; MEASURED VERTICALLY FROM SAID SURFACE, AS GRANTED TO AMERICAN-HAWAIIAN STEAMSHIP COMPANY, BY DEED RECORDED APRIL 5, 1966 IN BOOK D3261 PAGE 937, OFFICIAL RECORDS.

ALSO EXCEPT ANY AND ALL WATER, WATER RIGHTS AND PRIVILEGES, RIPARIAN RIGHTS AND WATER EASEMENTS AND PROFITS BELONGING, OR IN ANY WAY APPURTENANT TO THE DESCRIBED REAL PROPERTY.

PARCEL B:

A NON-EXCLUSIVE EASEMENT FOR PARKING, INGRESS AND EGRESS, PUBLIC UTILITIES, PEDESTRIAN TRAFFIC AND OTHER PURPOSES OVER THAT PORTION OF PARCEL 1 OF PARCEL MAP 14081, AS PER MAP FILED IN BOOK 153 PAGES 19 AND 20 OF PARCEL MAPS, AS CREATED AND GRANTED PURSUANT TO THAT CERTAIN DOCUMENT ENTITLED "DECLARATION REGARDING EASEMENTS AND COVENANTS" RECORDED DECEMBER 28, 1984 AS INSTRUMENT NO. 84-1515684, SUBJECT UPON THE TERMS AND CONDITIONS CONTAINED THEREIN.


Westlake, Westlake Village        PAGE 27 OF 30

                                                                    EXHIBIT C-16


                              LEGAL DESCRIPTION

LOTS 14 TO 17 INCLUSIVE OF TRACT 29776, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 737 PAGES 33 TO 35 INCLUSIVE OF MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.




Woodland Hills Financial Center, Woodland Hills

                                                                    EXHIBIT C-17


                              LEGAL DESCRIPTION

A FEE, AS TO PARCEL A; AND

A LEASEHOLD ESTATE CREATED BY THAT CERTAIN UNRECORDED LEASE DATED FEBRUARY 21, 1992, EXECUTED BY ANAHEIM REDEVELOPMENT AGENCY, A PUBLIC BODY, CORPORATE AND POLITIC, AS LESSOR, AND FIRST INTERSTATE MORTGAGE COMPANY, A CALIFORNIA CORPORATION, AS LESSEE, FOR THE TERM, AND UPON THE TERMS, COVENANTS AND CONDITIONS PROVIDED THEREIN, AS DISCLOSED BY A MEMORANDUM OF LEASE RECORDED NOVEMBER 22, 1994 AS INSTRUMENT NO. 94-0675687 OF OFFICIAL RECORDS, AS TO PARCEL B.

          SAID LEASE WAS AMENDED BY FIRST AMENDMENT DATED NOVEMBER 15, 1994, AS DISCLOSED BY SAID MEMORANDUM OF LEASE.

          THE LESSEE'S INTEREST UNDER SAID LEASE HAS BEEN ASSIGNED TO 222 HARBOR ASSOCIATES, LLC., A NEVADA LIMITED LIABILITY COMPANY BY ASSIGNMENT WHICH RECORDED NOVEMBER 22, 1994 AS INSTRUMENT NO. 94-675689 OF OFFICIAL RECORDS, REFERENCE BEING HEREBY MADE TO THE RECORD THEREOF FOR FULL PARTICULARS.

          : THE INTEREST OF 222 HARBOR ASSOCIATES, LLC., A NEVADA LIMITED LIABILITY COMPANY HAS SINCE PASSED TO ARDEN REALTY LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP BY ARTICLES OF MERGER WHICH RECORDED OCTOBER 11, 1996 AS INSTRUMENT NO. 19960520238.

          THE INTEREST OF LESSEE UNDER SAID LEASE HAS BEEN FURTHER ASSIGNED TO ARDEN REALTY FINANCE PARTNERSHIP, L.P., A CALIFORNIA LIMITED PARTNERSHIP, BY THAT CERTAIN ASSIGNMENT AND ASSUMPTION OF LEASE RECORDED ON OR ABOUT JUNE 12, 1997.




Anaheim City Centre, Anaheim

PARCEL A:

PARCEL 1 OF PARCEL MAP NO. 84-229, AS SHOWN ON A MAP FILED IN BOOK 194, PAGES 22 AND 23 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL OIL, GAS AND MINERAL SUBSTANCES, TOGETHER WITH THE RIGHT TO EXPLORE FOR AND EXTRACT SUCH SUBSTANCES, PROVIDED THAT THE SURFACE OPENING OF ANY WELL, HOLE, SHAFT OR OTHER MEANS OF EXPLORING FOR, REACHING, OR EXTRACTING SUCH SUBSTANCES SHALL NOT BE LOCATED WITHIN THE CITY OF ANAHEIM REDEVELOPMENT PROJECT ALPHA, AS RECORDED IN BOOK 10812, PAGE 27 OF ORANGE COUNTY RECORDS, STATE OF CALIFORNIA, AND SHALL NOT PENETRATE ANY PART OR PORTION OF SAID PROJECT AREA WITHIN 500 FEET OF THE SURFACE THEREOF, BY INSTRUMENT NO. 86-530706, OFFICIAL RECORDS.

PARCEL B:

PARCEL 1 OF PARCEL MAP NO. 86-142, AS SHOWN ON A MAP FILED IN BOOK 232, PAGES 15 THROUGH 19 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING AND RESERVING TO THE OWNERS THEREOF ALL OIL, GAS AND MINERAL SUBSTANCES, TOGETHER WITH THE RIGHT TO EXPLORE FOR AND EXTRACT SUCH SUBSTANCES, PROVIDED THAT THE SURFACE OPENING OF ANY WELL, HOLE, SHAFT, OR OTHER MEANS OF EXPLORING FOR, REACHING OR EXTRACTING SUCH SUBSTANCES SHALL NOT BE LOCATED WITHIN THE CITY OF ANAHEIM REDEVELOPMENT PROJECT ALPHA AS RECORDED IN BOOK 10812, PAGE 27 OF ORANGE COUNTY RECORDS, STATE OF CALIFORNIA AND SHALL NOT PENETRATE ANY PART OR PORTION OF SAID PROJECT AREA WITHIN 500 FEET OF THE SURFACE THEREOF.




Anaheim City Centre, Anaheim

                                  SCHEDULE D

                             ENGINEERING SURVEYS




        Freeman Group, Inc. - All properties except 10350 Santa Monica
                    HNTB Corporation - 10350 Santa Monica

                                 SCHEDULE 3.6

                                LEASE DEFAULTS




                   See certified rent rolls dated 06-09-97.

                                SCHEDULE 3.22
                            ENVIRONMENTAL REPORTS





                               To be attached.

                                SCHEDULE 3.23
                              EQUIPMENT LEASES





                                     None.

                                SCHEDULE 3.25
                                     LIENS




                                     None.

                                                               Schedule 4.3.2 to
                                                               Loan Agreement


                             Mortgaged Properties
                             --------------------

 1.  100 West Broadway,
     Long Beach CA

 2.  10350 Santa Monica Boulevard
     Los Angeles, CA

 3.  303 Glenoaks Boulevard,
     Burbank, CA

 4.  400 Corporate Pointe
     400 Slauson Avenue
     Culver City, CA

 5.  425 West Broadway,
     Glendale, CA

 6.  5832 Bolsa Avenue,
     Huntington Beach, CA

 7.  6100 Wilshire (the New Wilshire),
     Los Angeles, CA

 8.  70 South Lake Avenue,
     Pasadena, CA

 9.  Beverly Atrium,
     350 S. Beverly Drive
     Beverly Hills, CA

10.  Bristol Plaza,
     6167 Bristol Parkway
     Culver City, CA

11.  Burbank Executive Plaza
     (333 Glen Oaks Boulevard and
     300 Magnolia Boulevard),
     Burbank, CA

12.  L.A. Corporate Center
     (900, 1000, 1200 and
     1255 Corporate Center Drive),
     Monterey Park, CA

13.  12501 East Imperial Highway,
     Norwalk, CA

14.  Skyview Center,
     6033 W. Century Boulevard,
     6053 W. 98th Street,
     parking lot
     Los Angeles, CA

15.  5601 Lindero Canyon Boulevard,
     Westlake Village, CA

16.  Woodland Hills Financial Center
     (21021 and 21031 Ventura Boulevard)
     Woodland Hills, CA

17.  222 South Harbor Boulevard,
     Anaheim, CA

                                    SCHEDULE 5.11



                                    See attached.

                              CASH MANAGEMENT PROCEDURES



         Certain capitalized terms used in this SCHEDULE 5.11 are defined in
SECTION 9 hereof. Other capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Agreement. References to Sections refer to Sections of this SCHEDULE 5.11, unless otherwise specified.

    1.   DEPOSIT OF OPERATING RECEIPTS INTO LOCKBOX ACCOUNT

           1.1 Upon the occurrence of a Lockbox Event, Lender will establish the on account, one or more segregated deposit accounts (collectively, the "LOCKBOX ACCOUNT") as an Eligible Account in the name of Lender (or, if the Securitization has occurred, the Servicer will establish the Lockbox Account in its name on behalf of the Trustee), at a financial institution (the "LOCKBOX BANK") selected by Lender (or the Servicer, as applicable) into which all Operating Receipts from the Mortgaged Properties shall be deposited. The Lockbox Account shall be under the sole dominion and control of Lender (or the Servicer, as applicable).

           1.2 Upon the occurrence of a Lockbox Event, Borrower, or Manager on behalf of Borrower, will notify tenants under Leases and any other Persons from whom Borrower has accounts receivable, in their billing statements or otherwise, that all payments owing to Borrower should be sent to the Lockbox Account. Borrower and Manager will cause all Operating Receipts received directly by Borrower, or by Manager or any other Person on behalf of Borrower, notwithstanding such instructions, to be deposited within one Business Day after receipt thereof and identification as belonging to Borrower, into the Lockbox Account. Any Operating Receipts received directly by Borrower, or Manager or any other Person on behalf of Borrower, and not yet deposited into the Lockbox Account, shall irrevocably be deemed to be held in trust for the benefit of Lender (or, if the Securitization has occurred, the Trustee) and shall, immediately upon receipt and identification as belonging to Borrower (and in no event later than one full Business Day after receipt and identification as belonging to Borrower), be deposited by Borrower, Manager, or such other Person, as applicable, into the Lockbox Account.

    2.   DISBURSEMENTS FROM LOCKBOX ACCOUNT

           All funds received into the Lockbox Account shall be disbursed to Lender (or, if the Securitization has occurred, the Servicer), within one Business Day after deposit into the Lockbox Account, and deposited into the Cash Collateral Account. Lender (or, if the Securitization has occurred, the Servicer) shall disburse and apply such funds in accordance with the provisions of SECTION 4.4 or SECTION 4.5, as applicable.

    3.   TAX AND INSURANCE ESCROWS

           3.1 On or prior to the date of the Securitization, Borrower will be required to establish and maintain with Lender, as a subaccount of the Cash Collateral Account, an escrow account (the "TAX AND INSURANCE ESCROW ACCOUNT") for payment of the next succeeding payments of all insurance premiums (including property, liability, and other insurance, but not including workers compensation insurance) and real estate taxes coming due for each Mortgaged Property, which account shall be controlled by Lender. The Tax and Insurance Escrow Account will be funded (i) prior to the occurrence of a Lockbox Event, by Borrower paying to Lender on each Due Date (in addition to the payment of Monthly Debt Service and any other amounts due on such Due Date) an amount such that the aggregate balance in the Tax and Insurance Escrow Account is equal, with respect to each tax payment and insurance premium next coming due with respect to each Mortgaged Property, to the product of (x) the amount of the tax payment or insurance premium next coming due (or the most recent tax payment or insurance premium, if the amount of the next tax payment or insurance premium is unknown) times (y) a fraction, the numerator of which is the number of whole Accounting Periods since the date of the last payment of the applicable tax payment or insurance premium and the denominator of which is the number of whole Accounting Periods from the date of the last payment of the applicable tax payment or insurance premium to the date the next payment of such tax payment or insurance premium is due and (ii) thereafter, from cash on deposit in the Cash Collateral Account on any Due Date in accordance with the provisions of SECTION 4.4(A) hereof, such that the aggregate balance in the Tax and Insurance Escrow Account is equal, with respect to each tax payment or insurance premium next coming due with respect to each Mortgaged Property, to the product of (x) the amount of the tax payment or insurance premium next coming due (or the most recent tax payment or insurance premium, if the amount of the next tax payment or insurance premium is unknown) times (y) a fraction, the numerator of which is the number of whole Accounting Periods since the date of the last payment of the applicable tax payment or insurance premium and the denominator of which is the number of whole Accounting Periods from the date of the last payment of the applicable tax payment or insurance premium to the date the next payment of such tax payment or insurance premium is due.

           3.2 Provided that the necessary invoices or bills have been provided to Lender by the Manager or Borrower, Lender will pay directly all real estate taxes and insurance premiums from amounts on deposit in the Tax and Insurance Escrow Account (or, if such amounts are insufficient, from other amounts available in the Cash Collateral Account which would otherwise have been distributed to Borrower pursuant to SECTION 4.4 or from additional funds deposited by Borrower into the Cash Collateral Account for such purpose), and Borrower will be relieved of any such obligation.

           3.3 Upon acceleration of the maturity of the Mortgage Note following an Event of Default, the Lender shall be entitled to apply the funds held in such escrows to payment of the Mortgage Note.

    4.  CASH COLLATERAL ACCOUNT

           4.1 On or before the date of the Securitization, Lender shall establish and maintain one or more segregated deposit accounts in the name of Lender (or, if the Securitization has occurred, the Servicer will establish and maintain one or more segregated accounts in its name on behalf of the Trustee), which must be Eligible Accounts (collectively, the "CASH COLLATERAL ACCOUNT"), into which all amounts received by Lender from the Lockbox Account and all other funds of Borrower (other than funds held in the Reserve Account) that are to be held as security for the Loan shall be deposited. The Cash Collateral Account shall be under the sole dominion and control of Lender (or, if the Securitization has occurred, the Servicer) and shall be entitled " Arden Realty Finance Partnership, L.P. (or such similar designation), as Borrower, and Lehman Brothers Realty Corporation, as Lender (or, if the Securitization has occurred, ________________, as Servicer) pursuant to Loan Agreement dated as of June 11, 1997 - Cash Collateral Account" (or similar appropriate designation).

           4.2 From time to time, Lender may establish one or more segregated subaccounts of the Cash Collateral Account into which (a) Insurance Proceeds held by Lender in accordance with the Mortgage shall be deposited, (b) certain payments of Awards held by Lender pursuant to the Mortgage shall be deposited,
(c) funds of Borrower held pending completion of capital improvements in accordance with the Mortgage shall be deposited, and (d) payments into the Tax and Insurance Escrow Account required by SECTION 3 of this SCHEDULE 5.11 shall be made. All Awards and Insurance Proceeds (except Awards and Insurance Proceeds that Borrower is permitted to retain under the terms of the applicable Mortgage) will be deposited into the appropriate subaccount to be disbursed by Lender in the manner contemplated by the Mortgage.

           4.3 Lender shall withdraw from the Cash Collateral Account the amounts described elsewhere in this SCHEDULE 5.11, the Loan Agreement, or any other Loan Document and apply such amounts as provided in such documents.

           4.4 So long as no Event of Default has occurred, all funds on deposit in the Cash Collateral Account shall be applied on each Due Date (or, in the event such Due Date is not a Business Day, on the immediately preceding Business Day) in the following order of priority, and to the extent of available funds:

                (A) to fund any deficiency in the Tax and Insurance Escrow Account;

                (B) to pay on such Due Date (i) the Monthly Debt Service Payment due and payable on such Due Date, (ii) reimbursements of expenses (including, without limitation, of the Trustee and the Servicer) that Borrower is required to pay pursuant to SECTION 12.7.1 of the Loan Agreement and (iii) all other Debt (including without limitation, Yield Maintenance Payments and Defeasance Deposits) then due and payable under the Loan Agreement (other than amounts to be applied pursuant to items (C)-(J) below);

                (C) to the Reserve Account, to the extent the balance of the Reserve Account is less than the Reserve Requirement;

                (D) prior to Anticipated Repayment Date, to pay Default Interest, if any, and Late Payment Fees, if any, then due and owing;

                (E) on or after the Anticipated Repayment Date, payments for monthly Cash Expenses incurred in accordance with the related Approved Annual Budget pursuant to a written request for payment submitted by Borrower to Lender specifying the individual Cash Expenses in a form acceptable to Lender;

                (F) on or after the Anticipated Repayment Date, payments for Extraordinary Expenses approved by Lender, if any;

                (G) prior to the Anticipated Repayment Date, payment of any excess amounts to Borrower.

                (H) on or after the Anticipated Repayment Date, payments to Lender in reduction of the outstanding principal balance of the Mortgage Note (which application shall constitute application of Excess Cash Flow pursuant to SECTION 2.4.4(C) of the Loan Agreement) until the outstanding principal balance of the Mortgage Note has been reduced to zero ($0);

                (I) on or after the Anticipated Repayment Date and after the outstanding principal balance of the Mortgage Note has been reduced to zero ($0), payments to Lender in reduction of the outstanding amount of Accrued Interest (and interest thereon) (which application shall constitute application of Excess Cash Flow pursuant to
         SECTION 2.4.4(c) of the Loan Agreement); and

                (J) on or after the Anticipated Repayment Date, to pay Default Interest, if any, and Late Payment Fees, if any, then due and owing.

         The insufficiency of funds on deposit in the Cash Collateral Account shall not absolve Borrower of the obligation to make any payments, as and when due pursuant to this Agreement and the other Loan Documents, and such obligations shall be separate and independent, and not conditioned on any event or circumstance whatsoever.

         4.5 Upon the occurrence, and during the continuation, of an Event of Default, Lender shall be entitled to apply all funds then held in the Cash Collateral Account and all funds thereafter deposited into the Lockbox Account and transferred to the Cash Collateral Account to the payment of the amounts then owing under the Loan Documents, in such order and priority as is required or permitted by the Loan Agreement, the Mortgage Note, the Security Documents, and the other Loan Documents and applicable law. Notwithstanding the foregoing, Lender may elect to pay Operating Expenses pursuant to procedures established by Lender in its sole discretion at such time.

    5.   RESERVE ACCOUNT

           5.1 On or before the Closing Date, Lender will establish and maintain a segregated deposit account, which shall be an Eligible Account in the name of Borrower (or if the Securitization has occurred, the Servicer will establish a segregated account in its name on behalf of the Trustee) at a bank selected by Lender (the "RESERVE ACCOUNT"), into which Borrower shall deposit the funds required by SECTION 4.10 of the Loan Agreement.

           5.2 So long as no Event of Default has occurred and is continuing, Borrower, or Manager on behalf of Borrower, shall be permitted to request disbursements from the Reserve Account from time to time to pay for
(i) leasing commissions or tenant improvements under Leases approved by Lender under SECTION 1.20.11.3 of the Mortgage or (ii) to pay for capital expenditures approved by Lender (collectively, "APPROVED RESERVE EXPENDITURES") upon the submission to Lender of (a) a certificate of Borrower stating that (i) the amounts requested are necessary for Approved Reserve Expenditures, (ii) all funds that it previously has withdrawn from the Reserve Account pursuant to this SECTION 5.2 have been used to pay Approved Reserve Expenditures, (iii) that, there are no accounts payable of the Mortgaged Properties for Approved Reserve Expenditures with an unpaid balance of more than $25,000 individually, or more than $100,000 in the aggregate, that are more than 60 days past due (unless payment is being contested in good faith in accordance with the applicable procedures in the Loan Agreement), and (iv) Borrower has insufficient funds to pay such Approved Reserve Expenditures (or has been unable to obtain Permitted Debt to pay for Approved Reserve Expenditures and (b) a schedule setting forth the names of the payees and amounts to be paid out of the proceeds of such disbursement. Notwithstanding the foregoing, at any time, and from time to time and provided that no Event of Default has occurred and is continuing, Borrower shall have the right to withdraw any amounts above the Reserve Requirement on deposit in the Reserve Account, and provided, further, if an Event of Default has occurred and is continuing, Borrower shall have the right to withdraw any amounts above the Reserve Requirement which relate to, or have accrued during the time period commencing prior to the occurrence of the Event of Default, in either case, provided that after such disbursement, the balance of the Reserve Account shall not be less than the Reserve Requirement.

           5.3 Upon the receipt of a request from Borrower or Manager for a disbursement from the Reserve Account in accordance with SECTION 5.2 of this
SCHEDULE 5.11, Lender shall disburse the requested amount by automated clearinghouse funds or by Federal wire no later than the next Business Day.

           5.4 In the event any payment of Monthly Debt Service is not paid when due, Lender may make withdrawals from the Reserve Account to pay such Monthly Debt Service payment. Payment of Monthly Debt Service pursuant to this
SECTION 5.4 is not a permitted alternative to timely payment or full performance by Borrower and shall not constitute a waiver of any Default or Event of Default or an amendment to this SCHEDULE 5.11, the Loan Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Lender.

    6.   SECURITY FOR MORTGAGE LOAN

            The funds on deposit in the Lockbox Account, the Reserve Account, and the Cash Collateral Account and each subaccount thereof, and all Permitted Investments thereof, are pledged to Lender as further security for the Loan pursuant to the Security Agreement.

    7.   INVESTMENT OF FUNDS IN ACCOUNTS

            Borrower shall have the right to instruct Lender to invest funds, if any, in the Cash Collateral Account and the Reserve Account, at the risk of and for the benefit of Borrower, in Permitted Investments.

    8.   GENERAL

           8.1 Lender shall cause Manager and Borrower to have access to information each Business Day regarding activity and balances in the Cash Collateral Account, the Reserve Account, and the Lockbox Account.

           8.2 Unless the context specifies otherwise, transfers of funds held in any Account that are required by this Agreement shall require only the transfer of available funds.

           8.3 Nothing in this SCHEDULE 5.11 shall relieve Borrower of its obligations to make all payments due under the Mortgage Note and the other Loan Documents when due and payable.

    9.   CERTAIN DEFINITIONS

           As used in this SCHEDULE 5.11, the following terms have the meanings set forth below:

           "APPROVED RESERVE EXPENDITURES" has the meaning specified in SECTION
5.2 of this SCHEDULE 5.11.

           "CASH COLLATERAL ACCOUNT" has the meaning specified in SECTION 4.1 of this SCHEDULE 5.11.

           "CASH EXPENSES" has the meaning ascribed to such term in the Loan Agreement.

           "DEBT SERVICE COVERAGE RATIO" has the meaning ascribed to such term in the Loan Agreement.

           "EXTRAORDINARY EXPENSES" has the meaning ascribed to such term in the Loan Agreement.

              "LOCKBOX ACCOUNT" has the meaning specified in SECTION 1.1 of this SCHEDULE 5.11.

              "LOCKBOX BANK" has the meaning specified in SECTION 1.1 of this
SCHEDULE 5.11.

              "LOCKBOX EVENT" means the occurrence of any one or more of the following: (i) the Debt Service Coverage Ratio for any four consecutive Accounting Quarters falls below 1.5 to 1.00; (i) Borrower shall fail to deliver to Lender a written commitment for the refinancing of the Loan from a Qualified Institutional Lender on or before the date that is three months prior to the Anticipated Repayment Date; (iii) Borrower shall fail to repay the Loan on or before the Anticipated Repayment Date; or (iv) the occurrence of an Event of Default under the Loan Agreement.

              "OPERATING RECEIPTS" means Gross Income from Operations from operation of the Mortgaged Properties received by or on behalf of Borrower in the form of cash.

              "QUALIFIED INSTITUTIONAL LENDER" means a financial institution or other lender with a long-term unsecured debt rating that is not lower than [BBB] by S&P and an equivalent rating from each of the other Rating Agencies if rated by such Rating Agencies.

              "TAX AND INSURANCE ESCROW ACCOUNT" has the meaning specified in
SECTION 3.1 of this SCHEDULE 5.11.

                                      EXHIBIT A

                                    MORTGAGE NOTE

$175,000,000.00                                                    June 11, 1997

              FOR VALUE RECEIVED, the undersigned, ARDEN REALTY FINANCE PARTNERSHIP, L.P., a California limited partnership ("MAKER"), promises to pay to the order of LEHMAN BROTHERS REALTY CORPORATION, a Delaware corporation, its successors and assigns ("HOLDER"), at such place as Holder may from time to time designate in writing, the principal sum of ONE HUNDRED SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($175,000,000.00) in lawful money of the United States of America, together with interest thereon, to be computed and paid as specified in
SECTION 1 below.

              Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement (the "LOAN AGREEMENT") dated as of the date hereof by and between Maker and Holder. This is the Mortgage Note referred to in the Loan Agreement.

1.       PAYMENTS OF PRINCIPAL AND INTEREST.

         1.1  INTEREST ; MATURITY DATE

              The outstanding principal balance hereof from time to time shall bear interest (a) prior to June 11, 2004 (the "ANTICIPATED REPAYMENT DATE"), at a rate per annum equal to seven and 52/100 percent (7.52%) (the "BASE RATE") and (b) from and after June 11, 2004, at a rate per annum (the "ADJUSTED INTEREST RATE") equal to the greater of (i) seven and 52/100 percent (7.52%) plus two percentage points (2%) and (ii) the sum of (A) three percentage points (3%) and (B) the average, calculated by linear interpolation (rounded to three decimal places), of the yields of the United States Treasury Constant Maturities with the terms (one longer and one shorter) most nearly approximating those of U.S. Obligations having maturities as close as possible to the seventh anniversary of the Anticipated Repayment Date, as determined by the Holder on the basis of Federal Reserve Statistical Release H.15-Selected Interest rates under the heading
U.S. Governmental Security/Treasury Constant Maturities, or such other recognized source of financial market information as may reasonably be selected by the Holder, in each case on the last Business Day of the week immediately prior to the Anticipated Repayment Date. Interest accrued from the date hereof to (but excluding) July 10, 1997 shall be due and payable on July 10, 1997. Thereafter, payments of interest and other amounts to be paid hereunder shall be made, in arrears, on the tenth (10th) day of each calendar month, or, if in any calendar month the tenth (10th) day is not a Business Day, the Business Day preceding the tenth (10th) day, commencing August 10, 1997 (each, a "DUE DATE") for the period (the "DEBT SERVICE PERIOD") beginning on (and including) the tenth (10th) day of the calendar month immediately preceding the month in which such Due Date occurs, through (but excluding) the Due Date. Interest shall be computed on the basis of a 360 day year and the actual number of days elapsed in each Debt Service Period.

              On each Due Date after the Anticipated Repayment Date, Maker shall continue to pay interest for the applicable Debt Service Period computed at the Base Rate. Payment of all interest accruing in respect of this Mortgage Note after the Anticipated Repayment Date in the amount equal to the difference between the amount that accrues at the Adjusted Interest Rate and the amount that is paid at the Base Rate ("ACCRUED INTEREST") shall be (a) deferred, and
(b) to the extent permitted by applicable law, accrue interest at the Adjusted Interest Rate. If not sooner paid, all Accrued Interest together with interest thereon (to the extent permitted by applicable law) shall be due and payable in full on the Final Maturity Date (as defined below).

              From and after the Anticipated Repayment Date and in accordance with the Cash Management Procedures, Maker shall pay to Holder on each Due Date (without duplication), until the entire Debt is repaid in full, Excess Cash Flow for the Debt Service Period relating to such Due Date. Each monthly payment of Excess Cash Flow made by Borrower under this Mortgage Note shall be applied first to the reduction of the outstanding principal balance of this Mortgage Note and after the principal balance of this Mortgage Note has been paid in full, to the reduction of the outstanding amount of Accrued Interest (together with any interest thereon).

The principal amount hereof shall be payable in a single balloon payment on June 10, 2012 (the "FINAL MATURITY DATE") equal to the outstanding principal balance of this Mortgage Note, together with accrued and unpaid interest thereon through June 10, 2012 (including any unpaid Accrued Interest and interest thereon).

         1.2  PREPAYMENT RESTRICTIONS

              On any Due Date occurring on or after the date that is three
(3) months prior to the Anticipated Repayment Date, all or any portion of the principal balance hereof may be prepaid, at Maker's option, in full or in part, without penalty or premium; PROVIDED, HOWEVER, that the requirements of
SECTION 2.10 of the Loan Agreement shall have been satisfied. In addition, a portion of the principal amount hereof may be prepaid prior to the first day of the Defeasance Period, upon satisfaction of the conditions in SECTION 2.7 of the Loan Agreement but without payment of a Yield Maintenance Payment, in connection with a Casualty or Taking (PROVIDED THAT the Mortgage does not require a Restoration of the applicable Mortgaged Property). Neither Holder nor, following the Securitization, the Trustee or the Servicer shall be required to accept or apply any prepayment requiring payment of a Yield Maintenance Payment, as provided in this paragraph or in SECTION 1.3 hereof, unless such prepayment is accompanied by the payment of such Yield Maintenance Payment, and if any legal and other expenses are due and owing to Holder, Trustee or Servicer in connection with such prepayment under the terms of the Pooling and Servicing Agreement or any Loan Document, neither Holder nor the Servicer shall be required to accept or apply any prepayment unless the prepayment also is accompanied by the amount that is due and payable to Holder, Trustee or Servicer with respect to such expenses. Except as provided above, this Mortgage Note may not be prepaid.

         1.3  YIELD MAINTENANCE

              If (i) all or any part of the principal amount of the Loan is prepaid after the Closing Date but prior to the last day of the Defeasance Period as a result of the acceleration of the maturity of the Mortgage Note after an Event of Default, Maker shall be required to pay a Yield Maintenance Payment equal to the greater of (A) 1% of the amount of the principal prepayment that is to be applied to the outstanding principal balance hereof and (B) the present value as of the end of the applicable Debt Service Period, discounted at the Reinvestment Yield, of a series of payments each equal to the Payment Differential on each of the remaining Due Dates prior to and including the Anticipated Repayment Date, after giving effect to the regularly scheduled payment of principal that is to be made on the Prepayment Date. No Yield Maintenance Payment shall be required in connection with prepayments made on or after the last day of the Defeasance Period.

              Promptly following acceleration of this Mortgage Note or following the occurrence of any other event, the occurrence of which obligates Maker to make a Yield Maintenance Payment, Holder shall notify Maker of the amount and basis of determination of the Yield Maintenance Payment promptly upon determining the Treasury Rate, as contemplated below. Absent manifest error, the Maker shall not dispute Holder's calculations hereunder.

              For purposes of this SECTION 1.3, the following terms shall have the meanings ascribed to them below:

              "PAYMENT DIFFERENTIAL" means, an amount equal to (x) the Base Rate, minus the Reinvestment Yield, divided by (y) 12, and multiplied by (z) the amount of the principal prepayment.

              "REINVESTMENT YIELD" is the Treasury Rate converted to a monthly compounded nominal annual yield.

              "TREASURY RATE" is equal to the lesser of (A) the annual yield on the United States Treasury issue (primary issue) with a maturity date closest to the Final Maturity Date and (B) the annual yield on the United States Treasury issue (primary issue) with a maturity equal to the remaining average life of this Mortgage Note with each such yield being based on the bid price for such issue as published in THE WALL STREET JOURNAL on the date that is 14 days prior to (x) the applicable Prepayment Date set forth in the notice of prepayment provided by the Maker or (y) the date of acceleration by the Holder (or if such bid price is not published on that date, the next preceding date on which such bid price is so published).

         1.4  METHOD OF PAYMENT; PAYMENTS ABSOLUTE

              All payments due hereunder shall be made in legal currency of the United States of America in immediately available federal funds by credit to the Holder's account in the United States as announced by the Holder from time to time in writing to Maker. If any payment is due on a day that is not a Business Day, the date for payment thereof shall be extended to the next Business Day, without additional interest, except that, if the Final Maturity Date is not a Business Day, the date for payment of the amount, if any, that is due on the Final Maturity Date shall be extended to the next succeeding Business Day, and any interest payable thereon shall accrue and be payable for such extension of time at the Adjusted Interest Rate.

              The terms of this Mortgage Note are hereby supplemented in full by the terms of the Loan Agreement and the other Loan Documents.

2.       SECURITY FOR THE LOAN.

              This Mortgage Note is secured by, among other things, 17 Mortgaged Properties owned by Maker, including all assets of Maker related thereto, pursuant to a Mortgage encumbering the Land, the Buildings located thereon and other Improvements relating to such Buildings and granting a lien on and security interest in certain other Property described therein, and by other Security Documents effecting and granting a lien on and security interest in other Collateral, including but not limited to, the Security Agreement, the Assignment of Rents and Leases, and the Collateral Assignment of Management Agreement.

3.       EVENTS OF DEFAULT.

              The entire outstanding principal balance of this Mortgage Note, together with all accrued and unpaid interest thereon and all other sums due hereunder or under any of the Loan Documents (all such sums, collectively, the "DEBT"), or any portion thereof, shall without notice, except such notice as is required under the terms of any Loan Document, become immediately due and payable at the option of Holder: (a) if payments of principal, interest and premium, if any, due hereunder are not made when due or (b) an Event of Default shall have occurred and be continuing under the Loan Agreement (each of the foregoing, an "EVENT OF DEFAULT"). In the event that Holder retains counsel to collect all or any part of the Debt, or to protect or foreclose the security provided in connection herewith, Maker agrees to pay reasonable costs of collection incurred by Holder, including reasonable attorneys' fees.

4.       DEFAULT INTEREST; LATE PAYMENT FEE.

              Maker does hereby agree that, if any amount due hereunder is not paid when due, including, without limitation, Maker's failure to pay the Debt in full on the Maturity Date or on the date set for acceleration following an Event of Default, Holder shall be entitled to receive, and Maker shall pay, to the extent permitted by applicable law, interest to Holder on such past due amounts beginning on the date such payment becomes past due at a rate of interest equal to the lesser of (a) the greater of (i) the Base Rate plus three percentage points (3%) (or, on and after the Anticipated Repayment Date, the Adjusted Interest Rate plus three percentage points (3%)) and (ii) the Prime Rate plus two percentage points (2%), and (b) the maximum rate of interest allowed to be collected under applicable law.

              In addition to Default Interest, in the event Borrower fails to make any payment of interest, Yield Maintenance Payment or other payment hereunder when due, Borrower shall be liable for the payment of a late charge equal to five percent (5%) of the amount of the payment; provided, however, prior to a Securitization, Borrower shall not be liable to pay such a late payment fee the first time Borrower fails to make a Monthly Debt Service Payment when due.

5.       LIMITATIONS ON RECOURSE.

              Notwithstanding any contrary provision in this Mortgage Note or any of the Loan Documents, it is hereby expressly agreed that, except as otherwise provided in this SECTION 5 or in any section of any Loan Document that is substantially similar to this SECTION 5, there shall be no recourse to the assets of Maker or either of its Partners (other than against the Collateral and any other property given as security for the payment of this Mortgage Note) for (i) the payment of principal, interest, Defeasance Deposits, Yield Maintenance Payments or other charges hereunder or for any other amount that is or may become due and owing to Holder by Maker under this Mortgage Note or any of the other Loan Documents or (ii) the performance or discharge of any covenant or undertaking hereunder or under the other Loan Documents, and in the event of any Event of Default hereunder or thereunder, Holder agrees to proceed solely against the Collateral and any other property given as security for payment of this Mortgage Note, and Holder shall not seek or claim recourse against Maker or the General Partner (other than against the Collateral and any other property given as security for payment of this Mortgage Note) for any deficiency or for any personal judgment after a foreclosure of the lien of the Mortgage or other Security Documents or for the performance or discharge of any covenants or undertakings of Maker hereunder or under any other Loan Documents (except that Maker may be made a party to a proceeding to the extent legally necessary for the conduct of a foreclosure or the exercise of other similar remedies under the Mortgage or other Security Documents). Notwithstanding the foregoing, nothing contained in this SECTION 5 shall relieve Maker or the General Partner of any personal liability for any loss, cost, expense, damage or liability arising or resulting from (A) any breach of any representation or warranty made in the Loan Agreement that was materially incorrect when made and that was made with fraudulent intent, (B) any amount paid or distributed to the Partners, the Manager or any Affiliate of any of them in violation of the provisions of the Loan Documents, (C) fraud or breach of trust, including misapplication of Loan proceeds or any Insurance Proceeds or Awards or other sums that are part of the Collateral that may come into the possession or control of Maker or the General Partner or any Affiliate of any of them, (D) liability under the Environmental Indemnity Agreement or (E) following the occurrence of a Lockbox Event, the willful failure of Maker to instruct Tenants of the Mortgaged Properties to make payments of Rents into the Lockbox Account or the failure of Borrower or the Manager to deposit payments of Rents received by Borrower or Manager into the Lockbox Account promptly upon receipt thereof. It is hereby expressly agreed that neither the General Partner nor any director, officer, shareholder, partner or employee of Maker or the General Partner, nor the legal or personal representative, successor or assign of any of the foregoing, nor any other principal of Maker or the General Partner, whether disclosed or undisclosed, shall have any personal liability under the Loan Agreement or any of the other Loan Documents, except as personal liability may be specifically imposed upon the General Partner in accordance with clauses (A), (B), (C), (D) or (E) of this
SECTION 5, and in no event shall any limited partner of Maker have any liability whatsoever with respect to the Loan or any monetary obligations with respect thereto, or any of the matters described in clause (A), (B), (C), (D) or (E) above. It is the intention of the parties hereto that this SECTION 5 shall govern every other provision of the Loan Documents and that the absence of explicit reference to this SECTION 5 in any provision of the Loan Documents or the absence of any Section similar to this SECTION 5 in any Loan Document shall not be construed to deny the application of this SECTION 5 to such provision, notwithstanding the presence of explicit reference to this SECTION 5 in other provisions of the Loan Documents.

6.       NO USURY.

              It is expressly stipulated and agreed to be the intent of Maker and Holder at all times to comply with applicable state law and with applicable United States federal law (to the extent that it permits Holder to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Mortgage Note and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Mortgage Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Holder's exercise of the option to accelerate the maturity of this Mortgage Note, or if any prepayment by Maker results in Maker having paid any interest in excess of that permitted by applicable law, then it is Maker's and Holder's express intent that all excess amounts theretofore collected by Holder shall be credited to the principal balance hereof and all other debt in the order specified above (or, if this Mortgage Note and all other Debt have been or would thereby be paid in full, shall be refunded to Maker), and the provisions of this Mortgage Note and the other Loan Documents shall immediately and automatically be deemed to be reformed, and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.
All sums paid or agreed to be paid to Holder for the use, forbearance, or detention of the Debt shall, to the fullest extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

7.       AUTHORITY.

              Maker represents that Maker has full power, authority and legal right to execute and deliver this Mortgage Note and to perform its obligations hereunder, and that this Mortgage Note constitutes the valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether considered in proceedings at law or in equity.

8.       NOTICES.

              All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

9.       WAIVER OF JURY TRIAL.

              MAKER, AND BY ACCEPTANCE HEREOF, HOLDER, EACH (1) COVENANTS AND AGREES NOT TO ELECT TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND
(2) WAIVES ANY RIGHTS TO TRIAL BY JURY TO THE FULL EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY EACH PARTY HERETO, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. THE PARTIES ARE HEREBY AUTHORIZED TO SUBMIT THIS MORTGAGE NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER TO BE TRIED SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE OTHER PARTY'S HEREIN CONTAINED WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE OF THE OTHER PARTY (INCLUDING SUCH OTHER PARTY'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO THAT PARTY, THAT THE OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER BY SUCH CERTIFYING PARTY OF THE RIGHT TO A JURY TRIAL.

10.      GOVERNING LAW.

              This Mortgage Note shall be governed by and construed under and in accordance with the laws of the State of New York, excluding the choice of law rules thereof.

11. MISCELLANEOUS.

              (a) No release of any security for the Debt or any person liable for payment of the Debt, no extension of time for payment of this Mortgage Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Holder and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker or any other person or party who might be or become liable for the payment of all or any part of the Debt, under the Loan Documents.

              (b) Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of non-payment, and notice of intent to accelerate the maturity hereof and of acceleration.

              (c) This Mortgage Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Holder, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

              (d) Whenever used, the singular number shall include the plural, the plural the singular, and the words "Holder" and "Maker" shall include their respective successors, assigns, heirs, executors and administrators.


              IN WITNESS WHEREOF, Maker has duly executed or has caused its duly authorized officer to execute this Mortgage Note on its behalf, as of the day and year first above written.


                                            MAKER:

                                            ARDEN REALTY FINANCE PARTNERSHIP,
                                            L.P.

                                            By:  Arden Realty Finance, Inc.,
                                                 its general partner



                                            By:  /s/ Diana M. Laing
                                               ------------------------------
                                            Its: Chief Financial Officer
                                                -----------------------------

                                      EXHIBIT B

Recording Requested By:                  |
First American Title Insurance Company   |
                                         |
                                         |
When recorded mail document to:          |
                                         |
Hogan & Hartson L.L.P.                   |
Suite 1100                               |
8300 Greensboro Drive                    |
McLean, Virginia 22102                   |
                                         |
Attention:  Lee E. Berner, Esq.          |
--------------------------------------------------------------------------------

                                           SPACE ABOVE THIS LINE RESERVED FOR
                                           RECORDER'S USE



TITLE(S)
--------------------------------------------------------------------------------

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,
SECURITY AGREEMENT AND FIXTURE FILING
--------------------------------------------------------------------------------

                               DEED OF TRUST,
                       ASSIGNMENT OF RENTS AND LEASES,
                           SECURITY AGREEMENT, AND
                                FIXTURE FILING


                          Dated as of June 11, 1997


                                   Made by


                    ARDEN REALTY FINANCE PARTNERSHIP, L.P.
                                 as Grantor,

                                      to

                    FIRST AMERICAN TITLE INSURANCE COMPANY
                                  as Trustee

                              for the benefit of

                      LEHMAN BROTHERS REALTY CORPORATION
                                as Beneficiary

                              TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
           RECITALS ........................................................ 1
           GRANTING CLAUSES ................................................ 2

1. COVENANTS, REPRESENTATIONS AND WARRANTIES ............................... 5
     1.1   Payment of Mortgage Note; Performance of Other Obligations....... 5
     1.2   General Representations, Warranties and Covenants................ 5
             1.2.1  Authority, Enforceability, Etc. ........................ 5
             1.2.2  No Defaults ............................................ 5
             1.2.3  No Litigation .......................................... 5
             1.2.4  Compliance with Law, Etc. .............................. 6
             1.2.5  Good Title ............................................. 6
             1.2.6  Covenant of Title ...................................... 7
             1.2.7  Negative Pledge ........................................ 7
             1.2.8  Necessary Permits ...................................... 7
             1.2.9  Flood Zone ............................................. 7
             1.2.10 Separate Tax Lot; Assessments .......................... 7
     1.3   Title Insurance ................................................. 7
     1.4   Recordation; Preservation of Lien ............................... 8
     1.5   Taxes, Liens, and Permitted Encumbrances ........................ 8
             1.5.1  Taxes .................................................. 8
             1.5.2  Liens; Permitted Encumbrances .......................... 8
             1.5.3  Permitted Contests ..................................... 9
             1.5.4  No Credit for Payment of Taxes or Impositions .......... 9
     1.6   Care of the Property ............................................ 9
             1.6.1  Condition of the Property .............................. 9
             1.6.2  Alterations; Building Only ............................. 10
             1.6.3  Right to Inspect ....................................... 10
             1.6.4  Compliance with Laws and Covenants ..................... 10
     1.7   Insurance ....................................................... 10
             1.7.1  Risks to Be Insured .................................... 10
             1.7.2  Qualified Insurers ..................................... 11
             1.7.3  Policy Provisions ...................................... 11
             1.7.4. Delivery of Certificates ............................... 12
             1.7.5. No Separate Insurance .................................. 13
     1.8.  Damage to or Destruction of Property ............................ 13
             1.8.1. Notice ................................................. 13
             1.8.2. Restoration ............................................ 13
             1.8.3. Application of Insurance Proceeds or Awards ............ 14
     1.9.  Condemnation .................................................... 14
             1.9.1. Grantor to Give Notice, Etc. ........................... 14
             1.9.2. Total and Substantial Taking ........................... 15
             1.9.3. Partial and Temporary Taking ........................... 15
     1.10  Notices Concerning the Property ................................. 16
     1.11  Alterations ..................................................... 16
             1.11.1 Alteration Conditions .................................. 16
             1.11.2 Right to Inspect ....................................... 16
             1.11.3 Cooperation ............................................ 17
     1.12. Indemnification by the Grantor .................................. 17
     1.13. Expenses ........................................................ 17
     1.14. Monthly Escrow Deposits ......................................... 18
     1.15  Further Assurances .............................................. 18

     1.16  Additions to Security ........................................... 18
     1.17. U.C.C. Security Agreement and Fixture Filing .................... 19
             1.17.1   Grant of Security .................................... 19
             1.17.2.  Financing Statements ................................. 19
             1.17.3.  Multiple Remedies .................................... 19
             1.17.4.  Waiver of Rights ..................................... 19
             1.17.5.  Expenses of Disposition of the Properties ............ 19
             1.17.6.  Fixture Filing ....................................... 20
     1.18. Ground Leases ................................................... 20
             1.18.1.  Ground Lease ......................................... 20
             1.18.2.  No Amendments ........................................ 20
             1.18.3.  Legal Actions under Agreements ....................... 21
             1.18.4   Right to Cure ........................................ 21
             1.18.5.  Notice of Arbitration or Appraisal ................... 21
             1.18.6.  Additional Ground Lease Provisions ................... 21
             1.18.6.1 ...................................................... 21
             1.18.6.2 ...................................................... 22
             1.18.6.3 ...................................................... 22
             1.18.6.4 ...................................................... 22
             1.18.6.5 ...................................................... 22
             1.18.6.6 ...................................................... 23
             1.18.7   Representations and Warranties Regarding Ground Lease. 23
     1.19. Compliance with Access Laws ..................................... 23
     1.20  Assignment of Rents and Grantor's Interest in Leases; Lease
             Covenants ..................................................... 23
             1.20.1.  Assignment and License ............................... 23
             1.20.2.  Rights and Powers Assigned ........................... 24
             1.20.3.  No Set-Off ........................................... 24
             1.20.4.  Termination of License ............................... 24
             1.20.5.  Right to Collect Upon Event of Default ............... 25
             1.20.6.  Leases Unaffected  ................................... 25
             1.20.7.  Inconsistent Actions Void ............................ 25
             1.20.8.  Satisfaction and Release ............................. 25
             1.20.9.  No Obligations ....................................... 25
             1.20.10. Rights in Litigation and Bankruptcy .................. 26
             1.20.11. Additional Lease Provisions .......................... 26
             1.20.11.1 ..................................................... 26
             1.20.11.2 ..................................................... 26
             1.20.11.3 ..................................................... 27
             1.20.11.4 ..................................................... 27
             1.20.11.5 ..................................................... 27
             1.20.11.6 ..................................................... 27
             1.20.11.7 ..................................................... 28
             1.20.11.8 ..................................................... 28
             1.20.11.9 ..................................................... 28
             1.20.12. Assignment to Beneficiary Controlling ................ 28
     1.21. Environmental Covenants and Representations ..................... 28
             1.21.1 ........................................................ 28
             1.21.2 ........................................................ 28
             1.21.3 ........................................................ 29
             1.21.4 ........................................................ 29
             1.21.5 ........................................................ 29
             1.21.6 ........................................................ 29
             1.21.7 ........................................................ 29
             1.21.8 ........................................................ 29

     1.22. Release ......................................................... 29
             1.22.1. Satisfaction of Obligations ........................... 29
             1.22.2. Release of Building; Partial Releases ................. 30
     1.23. Transfers, Indebtedness and Subordinate Liens ................... 30
             1.23.1. Transfers ............................................. 30
             1.23.2. Indebtedness .......................................... 30
             1.23.3. Additional Permitted Transfers ........................ 30
             1.23.4. Delivery of Documents to the Beneficiary .............. 31
     1.24. Utility Services ................................................ 31
2. EVENTS OF DEFAULT ....................................................... 31
     2.1.  Payment Default ................................................. 31
     2.2.  Material Breach of Representation and Warranty .................. 32
     2.3.  Material Breach of Covenant ..................................... 32
     2.4.  Event of Default Under Loan Agreement ........................... 32
     2.5.  Ground Lease .................................................... 32
3. REMEDIES ................................................................ 32
     3.1.  Legal Proceedings; Cost of Enforcement .......................... 32
             3.1.1.  Legal Proceedings ..................................... 32
             3.1.2.  Cost of Enforcement ................................... 32
     3.2.  Acceleration .................................................... 33
     3.3.  Right to Perform Grantor's Covenants, Etc. ...................... 33
     3.4.  Possession Upon Default ......................................... 33
             3.4.1.  Surrender or Taking of Possession ..................... 33
             3.4.2.  Entering into Possession .............................. 33
             3.4.3.  Satisfaction of Default ............................... 34
     3.5.  Sale of Property ................................................ 34
             3.5.1 ......................................................... 34
             3.5.2 ......................................................... 34
             3.5.3 ......................................................... 34
             3.5.4 ......................................................... 35
             3.5.5 ......................................................... 35
             3.5.6 ......................................................... 35
     3.6.  Appointment of Receiver ......................................... 35
     3.7.  Trustees Authorized to Execute Deeds, Etc. ...................... 36
     3.8.  Purchase of the Property by the Beneficiary ..................... 36
     3.9.  Foreclosure of Personalty ....................................... 36
     3.10. Receipt a Sufficient Discharge to Purchaser ..................... 36
     3.11. Sale Shall be a Bar Against Grantor ............................. 37
     3.12. Application of Proceeds of Sale and Other Monies ................ 37
     3.13. Remedies Cumulative ............................................. 37
     3.14. No Waiver, Etc. ................................................. 37
     3.15. Cross-Collateralization; Waiver of Marshalling, Appraisal,
             Valuation ..................................................... 37
4. CONCERNING TRUSTEES ..................................................... 39
     4.1. Acts of One Trustee Valid ........................................ 39
     4.2. Removal and Substitution of Trustees ............................. 39
     4.3. Trustee's Compensation, Expenses, Etc. ........................... 39
5. MISCELLANEOUS ........................................................... 39
     5.1. Notices .......................................................... 39
     5.2. Invalidity of Any Provision; Entire Agreement .................... 40
     5.3. Amendment ........................................................ 40
     5.4. Parties Bound and Benefited ...................................... 41
     5.5. Effect of Renewal, Amendment, Waiver, Etc. ....................... 41
     5.6. Estoppel Certificates ............................................ 41
     5.7. Headings ......................................................... 41

     5.8.  Pronouns ........................................................ 41
     5.9.  Governing Law; Service of Process ............................... 42
     5.10. Waiver of Jury Trial ............................................ 42
     5.11. Limitation of Liability ......................................... 42
     5.12  Assignment to Finance Trustee ................................... 43
             5.12.1 Anticipated Assignment ................................. 43
             5.12.2 Recognition of Finance Trustee as Beneficiary .......... 43
             5.12.3 Delivery of Amounts to Servicer ........................ 44
6. DEFINITIONS ............................................................. 44
     6.1. Certain Defined Terms ............................................ 44

EXHIBITS

EXHIBIT A    Description of Land (and Ground Lease, as applicable)
EXHIBIT B    Description of Buildings

         THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT, AND FIXTURE FILING (this "Deed of Trust") is made and entered into as of this 11th day of June, 1997, by and between ARDEN REALTY FINANCE PARTNERSHIP, L.P., a California limited partnership having its principal offices at 9100 Wilshire Boulevard, East Tower, Suite 700-B, Beverly Hills, California 90212 ("Grantor") to FIRST AMERICAN TITLE INSURANCE COMPANY (the "Trustee"), for the benefit of LEHMAN BROTHERS REALTY CORPORATION having an address at Three World Financial Center, 200 Vesey Street, New York, New York
 10285 ("Beneficiary").

                                   RECITALS

    A. Beneficiary has, on or about the date hereof, made a loan (the "Loan") to Grantor in the aggregate principal amount of $175,000,000.00 pursuant to that certain Loan Agreement by and between Beneficiary and Grantor, dated as of June 11, 1997 (the "Loan Agreement"), which Loan is evidenced by the Mortgage Note (the "Mortgage Note") of even date herewith by Grantor to the order of Beneficiary (together with its successors and assigns thereto, the "Noteholder") in the aggregate principal amount of the Loan, which Mortgage Note has a final maturity date of June 10, 2012.

    B. The Grantor is the owner of, among other things, a fee or leasehold interest in the seventeen (17) parcels of land described on EXHIBIT A-1 through EXHIBIT A-17 attached hereto and incorporated herein (collectively, the "Land").

    C. On each parcel of Land is located one or more office buildings (the building or buildings located on an individual parcel of Land, whether one or more, shall be known as a "Building" and the buildings located on all seventeen (17) parcels of Land collectively shall be known as the "Buildings").

    D. In connection with the execution and delivery of the Mortgage Note and as additional security for the Mortgage Note, Grantor is executing and delivering this Deed of Trust for the purpose of granting, conveying, transferring and assigning to the Trustee for the benefit of the Beneficiary a first priority lien on and security interest in all of Grantor's right, title and interest in and to the Land, together with the Buildings and all other buildings, structures, parking structures, fixtures and improvements now or hereafter located or placed thereon (which Buildings and other buildings, structures, fixtures and improvements, together with any additions thereto or alterations or replacements thereof, are sometimes herein referred to as the "Improvements") and in certain other Property more fully described herein, as security for the Loan and the payment and satisfaction when due of the Obligations (as defined herein).

    E. Without limiting Beneficiary's rights otherwise to assign this Deed of Trust, the Loan Agreement, the Mortgage Note and all other Loan Documents (as defined in the Loan Agreement), all of Beneficiary's rights under this Deed of Trust, the Loan Agreement, the Mortgage Note and all other Loan Documents (as defined in the Loan Agreement) may be assigned by Beneficiary, along with mortgage loans made to other borrowers, to, among others, an institutional trustee (the "Finance Trustee") under the Pooling and Servicing Agreement (as defined in the Loan Agreement) for the benefit of the holders from time to time of certain mortgage-backed certificates (the "Certificates"), and may be serviced by a professional loan servicing company selected by Beneficiary (the "Servicer") on behalf of the Finance Trustee.

    F. A glossary of capitalized terms used herein may be found at Article VI hereof.

    NOW, THEREFORE, in order to secure: (i) payment by Grantor, as and when due, of the principal of and interest on the Mortgage Note, (ii) any Defeasance Deposits and Yield Maintenance Payments (as defined in the Loan Agreement) that may become due thereunder or under any other Loan Document,
(iii) any and all other amounts that may become due and payable under the Mortgage Note, (iv) the payment of all amounts payable under this Deed of Trust, the Loan Agreement and the other Loan Documents, (v) the performance by Grantor of its covenants and agreements contained in this Deed of Trust, the Loan Agreement and the other Loan Documents, (vi) if the Securitization has occurred, the reimbursement by Grantor to Beneficiary of all sums required to be paid by Beneficiary under the Pooling and Servicing Agreement as the same may be amended, modified or supplemented (the items in clauses
(i) through (vi) of this paragraph being sometimes collectively referred to herein as the "Obligations"); and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto acknowledge, Grantor, Beneficiary and the Trustee by these presents do hereby agree as follows:

                               GRANTING CLAUSES

    Grantor by these presents hereby grants, bargains, sells, assigns, mortgages, pledges, conveys, confirms, transfers and warrants to the Trustee, and its successors and assigns, IN TRUST for Beneficiary, with power of sale and right of entry and possession, all estate, right, title and interest of Grantor, whether now owned or hereafter acquired, and grants to the Trustee for the benefit of Beneficiary a security interest in and to, all right, title and interest of Grantor in and to the following (such right, title and interest of the Grantor being hereinafter referred to as the "Property"):

         (i) the Land described in EXHIBIT A-1 through EXHIBIT A-17 attached hereto (including, in the case of a Building or other Improvements located on land that the Grantor leases under a long-term ground lease, the leasehold estate and the Grantor's other rights as lessee under the ground lease agreement (the "Ground Lease") described on EXHIBIT A-17 attached hereto), together with the Buildings and all other Improvements located on the Land;

         (ii) all rights and interests appurtenant to or benefiting the Land and/or the Improvements, including, without limitation, (a) all easements, rights of way, streets, ways, alleys or passages, all sewer rights, water, water courses, water rights and powers, riparian rights, and public places adjoining, benefiting or appurtenant to said Land, and any other interests in property constituting appurtenances to the Land or the Improvements, or which hereafter shall in any way belong, relate or be appurtenant thereto and all land lying in the bed of any street, road or avenue opened or proposed, in front of or adjoining the Land and (b) all hereditaments, tenements, gas, oil, minerals and mineral rights and other rights of every kind and nature whatsoever, relating to or located in, on or under the Land or the Improvements and all other rights and privileges thereunto belonging or appertaining, and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the rights and interests described in subparagraphs (a) and (b) above (hereinafter, together with the items described in Granting Clause (i) and the real property, if any, described in Granting Clause (iii) being hereinafter sometimes referred to as the "Real Property Rights");

         (iii) all real and personal property of whatever kind or nature whatsoever used or useful in the operation of the Buildings, or any of them or the other Improvements, or in any way related to the Land, the Buildings of any of them or the other Improvements, whether located on, affixed to, or attached to the Land, the Buildings or the other Improvements or otherwise related thereto or arising therefrom, and whether tangible or intangible, direct or indirect, fully matured or contingent, and all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to or of any of the foregoing, including, without limitation all machinery; all equipment; all screens, window shades, blinds, storm doors and windows; all lighting, laundry, incinerating and power equipment; all engines, boilers, machines, motors, furnaces, compressors and transformers, all generating equipment; all pumps, tanks, ducts, conduits, wires, switches, fans, switchboards, and other electrical equipment and fixtures; all telephones, televisions, radios, remote control units, cable boxes, and other electronic equipment and all vending machines; all piping, tubing, plumbing equipment and fixtures; all heating, refrigeration, air conditioning, cooling, ventilating, sprinkling, water, power and communications equipment, systems and apparatus; all fire prevention, alarm and extinguishing systems and apparatus; all lift, elevator and escalator equipment and apparatus; all partitions, exterior and interior signs, gas fixtures, stoves, ovens, refrigerators, garbage disposals and compactors, dishwashers, cabinets, mirrors, mantles, floor coverings, carpets, rugs, draperies and other furnishings and furniture installed or to be installed or used or usable in any way in the operation of any Improvements or appurtenant facilities erected or to be erected in or upon any of the Land; and all sculpture, art and other artifacts; it being mutually intended, agreed and declared by the parties hereto that all items of the foregoing property that now are or hereafter become attached or affixed to any of the Land or the Improvements in such a way as to constitute them "fixtures" under applicable law (the "Fixtures"), shall, to the fullest extent permitted by law, be deemed to be and form a part of the Land and Improvements and, for purposes of this Deed of Trust, shall be deemed to be real estate subject to the lien created by this Deed of Trust;

         (iv) any and all additions and accessions to the foregoing, and all proceeds thereof, including, without limitation, proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, all Awards (as defined in Section 1.9 hereof) and other payments as a result of any Taking (as defined in Section 1.9 hereof), all Insurance Proceeds (as defined in Section 1.8 hereof), and all proceeds of the title insurance referred to in Section 1.3 hereof, together with all amounts received by the Beneficiary or the Trustee or due and payable to the Trustee or the Beneficiary pursuant to this Deed of Trust, including, without limitation, any unearned premiums or refunds of premiums on any insurance policies covering all or any part of the Land or Improvements and the right to receive and apply the proceeds of any insurance, or of any judgments or settlements made in lieu thereof for damage to or diminution of the Land or Improvements, in accordance with the terms of this Deed of Trust;

         (v) all real estate tax refunds and credits and all awards or payments, including interest on any of them, and the right to receive the same, which Grantor may have, which may be made with respect to any of the Land or any Improvements whether from a Taking thereof or for any other injury to, decrease in the value of, or other occurrence affecting any of the Land or any Improvements, subject, in each case, to the rights of the landlord under the Ground Lease or of tenants under any leases or subleases of the Property to the extent such Ground Lease or other leases are not subordinate to the terms of this Deed of Trust;

         (vi) all leases and other agreements affecting the use, enjoyment or occupancy of the Land, the Buildings and the Improvements or any portion thereof heretofore or hereafter entered into, whether before or after the filing by or against Grantor of any petition for relief under 11 U.S.C.
Section 101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") (the "Leases"), and all right, title and interest of Grantor, its successors and assigns therein and thereunder including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents (as defined in the Loan Agreements), additional rents, revenues, issues and profits (including all oil and gas and other mineral royalties and bonuses, if any) from the Land, the Buildings and the Improvements whether paid or payable under Leases or otherwise and whether paid or accruing before of after the filing by or against Grantor of any petition for relief under the Bankruptcy Code (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Obligations;

         (vii) all present and future licenses, contracts or other agreements relating to the ownership of the Land and/or the Improvements (including all of Grantor's rights under any contracts for the sale of any portion of the Land or the Improvements, any purchase options, rights of first refusal or similar rights of Grantor under any Ground Lease, and all revenues and royalties under any oil, gas and mineral leases relating to the
Land) (collectively, the "Contracts") and revenues derived by the Grantor therefrom and otherwise from the Land and Improvements;

         (viii) all "general intangibles" (as defined the Uniform Commercial Code in effect in the State of California and, to the extent a broader definition is contained therein, in the State of New York) (the "U.C.C.") relating to any of the Land or any of the Improvements, including, without limitation, to the extent assignable, all rights relating to design, development, operation, and use of the Land or Improvements, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental agency in connection with the development, use, operation or management of any of the Land or any of the Improvements, all construction, service, engineering, consulting, architectural and other similar contracts concerning the design, construction, operation, occupancy and/or use of any of the Land or any of the Improvements, all architectural drawings, plans, specifications, soil tests, appraisals, engineering reports and similar materials relating to all or any portion of the Land or Improvements, and all payment and performance bonds or warranties or guarantees relating to any of the Land or any of the Improvements; all rights in the Lockbox Account, the Cash Collateral Account, and the Tax and Insurance Escrow Account and any investments of Rents, rights of Grantor in the Management Agreement (as defined in the

Loan Agreement), the Contribution Agreement (as defined in the Loan Agreement), Grantor's partnership agreement, and all rights under the Leases, all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source and business identifiers, trademark registrations and applications for registration used exclusively at or relating exclusively to any part of the Property; all renewals, extensions and continuations-in-part of the items referred to above; any written agreements granting to Grantor any right to use any trademark or trademark registration at or in connection with any part of the Property; and the right of Grantor to sue for past, present and future infringements of the foregoing; and the right in the name and on behalf of Grantor to appear in and defend any action or proceeding brought with respect to any part of the Property and to commence any action or proceeding to protect the interest of the Beneficiary in such Property;

         (ix) all "accounts," "goods," "documents," "instruments," and "chattel paper" (as those terms are defined in the U.C.C.), including, without limitation, equipment, inventory, motor vehicles, all items of personal property of the kind described in clause (iii) above, all stocks, bonds, interests in mutual funds and other investments, all rights under equipment leases, all bills of lading and warehouse receipts, and other assets of any kind;

         (x) all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Property, hereafter acquired by or released to Grantor or constructed, assembled, or placed by Grantor thereon, immediately upon such acquisition, release, construction, assembling or placement, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Grantor, any of such extensions, improvements, betterments, renewals, substitutes and replacements shall become subject to the lien of this Deed of Trust, and the security and other interests created hereby, as fully and completely, and with the same effect, as though now owned by Grantor and specifically described herein; and

         (xi) all other proceeds (including, without limitation, as defined in the U.C.C.), both cash and noncash, of the foregoing which may be sold or otherwise disposed of.

    TO HAVE AND TO HOLD the said Property unto the Trustee, in trust for the benefit of Beneficiary, and its or their successors and assigns forever to secure payment to Beneficiary of the full principal and interest on the Mortgage Note and the performance by Grantor of the other Obligations thereunder, under this Deed of Trust and under the other Loan Documents; PROVIDED, HOWEVER, that, except as otherwise provided in Schedule 5.11 to the Loan Agreement, unless and until an Event of Default (as defined in Article II hereof) shall have occurred and be continuing, Grantor shall have the right to possess and enjoy the Property, and to receive the rents, issues, and profits therefrom, subject to the terms of the Loan Agreement, the Mortgage Note, this Deed of Trust, and the other Loan Documents; and PROVIDED, FURTHER, that if the Grantor shall pay and satisfy in full the principal of and interest on the Mortgage Note and all other monetary Obligations which this Deed of Trust by its terms secures, then the lien of this Deed of Trust shall be released by the Trustee to Grantor upon the written request and at the expense of Grantor; and PROVIDED, FURTHER, that nothing herein contained shall be construed as constituting Beneficiary or the Trustee as a mortgagee-in-possession unless and to the extent Beneficiary or the Trustee shall have taken actual possession of the Land and Improvements; PROVIDED, FURTHER, that nothing contained in this Deed of Trust shall be construed as imposing on Beneficiary or the Trustee any of the obligations of the lessee under the Ground Lease, or of the lessor under any lease of the Land or the Improvements, or of any contract party to any of the Leases or the Contracts, unless the Beneficiary or the Trustee shall have foreclosed the lien of this Deed of Trust or expressly assumed such obligations in writing; and PROVIDED, FURTHER, that all items of the foregoing Property that may constitute collateral of the kind in which a security interest may be created and perfected under the Uniform Commercial Code as in effect in the State in which the Land is located shall be subject to the grant of security interest made in Section 1.17 hereof, which Section
1.17 shall be supplemental to, and shall not be deemed to limit, supersede or impair, these Granting Clauses.

     AND IT IS HEREBY COVENANTED AND AGREED by Grantor, for itself and its heirs, legal representatives, successors, and assigns, that the Property is to be held and applied subject to the terms herein set forth, and Grantor, for itself and its heirs, legal representatives, successors, and assigns, hereby covenants and agrees with Beneficiary (and the Trustee for the benefit of Beneficiary, as applicable), as follows:

                                  ARTICLE I

1.  COVENANTS, REPRESENTATIONS AND WARRANTIES

         1.1  PAYMENT OF MORTGAGE NOTE; PERFORMANCE OF OTHER OBLIGATIONS

    Grantor represents and warrants that it has duly authorized, executed, issued and delivered the Mortgage Note, this Deed of Trust and the other Loan Documents and covenants that it shall duly and punctually pay and perform all of its Obligations as the same shall become due and payable, and shall otherwise duly, fully and timely comply with all of the terms, covenants, conditions, and agreements contained in (or incorporated into) this Deed of Trust, the Mortgage Note and the other Loan Documents.

         1.2  General Representations, Warranties and Covenants

    Grantor hereby covenants, represents and warrants that:

              1.2.1     Authority, Enforceability, Etc.

    This Deed of Trust, the Mortgage Note and all of the other Loan Documents executed by Grantor have been duly executed and delivered by Grantor pursuant to authority legally adequate therefor, and Grantor has been and is authorized and empowered by all necessary persons having the power of direction over it to execute and deliver this Deed of Trust, the Mortgage Note and each such other Loan Document and to carry out the transactions contemplated herein and therein. Each of this Deed of Trust, the Mortgage Note and each such other Loan Document is a legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

              1.2.2     No Defaults

    Grantor is not now in default in any material respect under any instruments or obligations relating to all or any part of the Property, and no party has asserted in writing any material claim of default against Grantor relating to all or any part of the Property. The execution and delivery by Grantor of this Deed of Trust, the Mortgage Note, the Loan Agreement or any other Loan Document, and the consummation of the transactions contemplated hereby or thereby, will not result in any breach of, or constitute a default under, any mortgage, lease, loan agreement, credit agreement, trust indenture, deed of trust, or other instrument, contract or agreement to which Grantor is a party or by which it or the Property (or any part thereof) is bound or affected, nor do any such instruments, contracts or agreements impose any obligations upon Grantor that are inconsistent with the obligations imposed on Grantor hereunder or under the Mortgage Note, the Loan Agreement or any other Loan Document; and

              1.2.3     No Litigation

    There are no actions, investigations, suits or proceedings (including, without limitation, any condemnation or bankruptcy proceedings) pending or, to Grantor's knowledge, threatened against or affecting any of the Property, which may materially and adversely affect any of the Property or the validity or enforceability of this Deed of Trust, the Mortgage Note, the Loan Agreement, or any other Loan Document, at law or in equity, or before or by any governmental authority, and Grantor is not in default with respect to any writ, injunction, decree or demand of any court or any governmental authority affecting any of the Property; and

              1.2.4     Compliance with Law, Etc.

    All of the Property and the use, operation and maintenance thereof comply in all material respects with (and Grantor is in compliance in all material respects with) all restrictive covenants, zoning and subdivision regulations, and ordinances and building codes applicable to the Property, and each Building and other Improvement complies in all material respects with the requirements of the Americans with Disabilities Act of 1990, and all rules, regulations and orders issued pursuant thereto, to the extent applicable thereto; and

              1.2.5     Good Title

    Grantor is well seized and possessed of, and is transferring to the Trustee, good, valid and marketable fee simple title (or, with respect to Land leased pursuant to a Ground Lease, leasehold title) in and to the Land and Improvements, and good and valid title to all of the other Property, in each case, free and clear of any mortgage, deed of trust, lien, claim, option, encumbrance, encroachment, reservation, right of way, easement, covenant, lease, condition or restriction, pledge, security interest, hypothecation, assignment, assigned deposit arrangement, charge or defect of any kind, or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement (all of the foregoing being hereinafter referred to each individually as a "Lien" and collectively as "Liens"), subject only to the following (the "Permitted Liens and Encumbrances") (none of which Permitted Liens and Encumbrances do or will materially or adversely interfere with (x) the ability of Grantor to pay the Obligations in full or (y) the use, operation or value of any of the Property as of the date hereof):

              (i) Liens created by the Loan Documents in favor of the Beneficiary (or the Trustee, as applicable);

              (ii) Liens, if any, for taxes, assessments and other charges that are not yet due or payable (or are due and payable but not yet delinquent);

              (iii) Applicable building and zoning laws and regulations and other applicable laws and regulations affecting the use and occupancy of any of the Property;

              (iv) Liens of mechanics and materialmen currently affecting the Property against which the Beneficiary has been adequately insured by the applicable Title Insurance Policy described in Section 1.3 hereof and future liens of mechanics or materialmen for work or services for which payment is not yet due or the payment of which is being contested by appropriate proceedings in accordance with Section 1.5.3 hereof and as to which Grantor has deposited with the Beneficiary the amounts required by
Section 6.2 of the Loan Agreement;

              (v)       Matters set forth on Schedule B to the Title
Insurance Policies;

              (vi)      Any applicable Ground Lease;

              (vii) Easements, restrictions, covenants, reservations and rights of way granted in the ordinary course of business for traffic circulation, ingress, egress, parking, access, water and sewer lines, telephone and telegraph lines, electric lines or other utilities or for other similar purposes that are not encroached upon by the Improvements;

              (viii)    the Leases;

              (ix) Liens securing purchase money financing or finance leasing of the kind permitted by Section 1.5.2 hereof; and

              (x) Matters described as "Permitted Liens" in the Loan Agreement; and

              1.2.6     Covenant of Title

    Grantor, at its own expense, does hereby and shall forever warrant and defend to the Trustee for the benefit of Beneficiary, and its or their successors and assigns forever, title to the Property as described in Section
1.2.5 and the lien and interest of the Trustee created by this Deed of Trust on and in the Property, and the first priority thereof, against all claims and demands of any and all persons whomsoever, and shall maintain and preserve such title and lien so long as the Mortgage Note, the Loan Agreement, this Deed of Trust, or any other Loan Document is outstanding and until such time as all sums secured hereby and thereby have been paid in full and all other Obligations have been duly performed; and

              1.2.7     Negative Pledge

    Except as set forth in Sections 1.5.2 and 1.23 hereof, during the term of this Deed of Trust, Grantor shall not, directly or indirectly, assign, transfer, pledge, convey, mortgage or encumber, or permit the assignment, transfer, pledge, conveyance, mortgaging or encumbrance of, any or all of Grantor's legal or equitable interest in the Property, other than Permitted Liens and Encumbrances, without the prior written consent of the Beneficiary; and

              1.2.8     Necessary Permits

    Grantor owns, or otherwise has the right to use or is in possession of, all licenses, permits and government approvals or authorizations that are required by applicable law to occupy and conduct its operations on or in the Land and Improvements as currently conducted, except to the extent the lack of any such license, permit, approval or authorization would not reasonably be expected to materially adversely affect the occupancy of the Land or Improvements or any portion thereof, the operation or value of the Improvements or any portion thereof or the ability of Beneficiary or the Trustee as applicable to exercise their rights or remedies hereunder; and

              1.2.9     Flood Zone

    No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Act of 1973, as amended, or any successor law, or, if located within any such area, Grantor has obtained and will maintain the insurance prescribed in Section 1.7.1(iv); and

              1.2.10    Separate Tax Lot; Assessments

    (a) Each Individual Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof; and

    (b) To Grantor's knowledge, there are no pending or, proposed, special or other assessments for public improvements or otherwise affecting any of the Property, nor, to Grantor's knowledge, are there any contemplated improvements to any of the Property that may cause or result in any special or other assessments.

         1.3  Title Insurance

    The Grantor has delivered or caused to be delivered to the Beneficiary one or more prepaid Mortgagee's policies of title insurance (each a "Title Insurance Policy" and collectively, the "Title Insurance Policies") issued by First American Title Insurance Company or another title insurance company reasonably satisfactory to Beneficiary (singly or collectively, the "Title Company"), insuring the interest of Beneficiary as holder of a valid first-priority mortgage, deed of trust, or similar lien upon good and marketable fee simple title to the Land and

Improvements (except that such insurance for any Individual Property subject to a Ground Lease shall insure a leasehold interest in the Land and fee simple title to the Improvements located thereon), in a total amount equal in the aggregate to the original principal amount of the Mortgage Note, subject only to Permitted Liens and Encumbrances. All proceeds received by Beneficiary or the Trustee for any loss under such title insurance policy, or under any title insurance policies delivered to Beneficiary in substitution therefor or in replacement thereof, shall be received by Beneficiary and distributed in the manner set forth in Section 2.4.5 of the Loan Agreement.

         1.4  Recordation; Preservation of Lien

    Grantor, at its expense, shall at all times cause this Deed of Trust and all amendments and supplements hereto, and such financing statements, continuation statements, and other instruments as may be reasonably required by Beneficiary or the Trustee, or applicable law to be recorded, registered, and filed in such manner and in such places as may be required or advisable under applicable law in the good faith judgment of Beneficiary or the Trustee to establish, preserve, maintain, and protect the lien of this Deed of Trust on all or substantially all of the Property (including, without limitation, any of the Property acquired after the execution hereof), and to perfect and maintain the security interest granted by this Deed of Trust or any other Loan Document with respect to the Property referred to herein, and shall pay all recording, registration, filing, and other taxes, fees, and charges relating thereto, and shall comply in all material respects with all laws, rules, and regulations in connection therewith.

         1.5  Taxes, Liens, and Permitted Encumbrances

              1.5.1     Taxes

    Subject to the right of contest described in Section 1.5.3 hereof, Grantor shall pay all taxes, assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof), ground rents, water, sewer and other rents, rates and charges, excises, levies, license fees, permit fees, inspection fees, common area maintenance fees, dues and fees owing to property owners' associations having jurisdiction over any of the Property and other authorization fees and other charges (collectively, "Impositions"), in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, public or private, of every character (including all interest and penalties thereon), which at any time from and after the date hereof may be assessed, levied, confirmed or imposed on or in respect of, or be a lien upon (i) the Property, or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (ii) any occupancy, use or possession of or activity conducted on the Property or any part thereof.
Such payments shall be made before any fine, penalty, interest or cost may be added for nonpayment. At Beneficiary's request, Grantor shall furnish to Beneficiary official receipts or other satisfactory proof evidencing such payments. Upon default by Grantor in the payment of any such tax, assessment or other charge, unless the same is being properly contested in accordance with Section 1.5.3 hereof, Beneficiary may (but shall have no obligation to) pay or cause to be paid the amount thereof, together with any amount of interest or penalties that may be due with respect thereto, and such amounts (together with any expenses incurred by Beneficiary in connection therewith, including, without limitation, reasonable attorneys' fees and charges) shall be secured by this Deed of Trust and shall be repaid upon demand, together with interest thereon at the Default Interest Rate specified in the Loan Agreement.

              1.5.2     Liens; Permitted Encumbrances

    The Grantor shall not effect any financing using the Property or any part thereof as security, except for (i) the Loan and (ii) purchase money financings or finance leasing of particular items of furniture, fixtures and equipment to the extent permitted under the Loan Agreement, and shall not directly or indirectly create or permit or suffer to be created or to remain, and will discharge, or promptly cause to be discharged, any Lien on or with respect to the Property or any part thereof, or Beneficiary's or the Trustee's, as applicable, interest therein, other than (1) this Deed of Trust, and (2) the Permitted Liens and Encumbrances.

              1.5.3     Permitted Contests

    Anything to the contrary contained herein notwithstanding, Grantor, at its expense, may contest, by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Impositions, including any taxes, assessments, charges or other amounts required to be paid pursuant to the provisions of this Section 1.5, or the application of any instrument of record affecting the Property or any part thereof (other than the Loan Documents), or any claims or judgments of mechanics, materialmen, suppliers, vendors or other Persons or any Lien therefor, or any other charge or cost imposed on the Grantor or all or any part of the Property and may withhold payment of the same pending such proceedings if permitted by law; PROVIDED that (i) in the case of any Impositions or liens therefor or any claims or judgments of mechanics, materialmen, suppliers, vendors or other Persons or any liens therefor, such proceedings shall suspend the collection thereof,
(ii) neither the Property nor any part thereof or interest therein would be in danger of being sold, forfeited or lost during the pendency of such contest, and the Grantor will pay or satisfy the underlying claim if the Grantor does not prevail in the contest or if payment or satisfaction is required to avoid the sale, forfeiture or loss of the Property (and, where required by Section 6.2 of the Loan Agreement and as further security hereunder, deposit with the Beneficiary, or, following the assignment contemplated by Section 5.12 hereof, the Servicer, such amounts in connection with such contest as are required by Section 6.2 of the Loan Agreement),
(iii) in the case of an obligation with respect to the insurance requirements set forth in Section 1.7 hereof, the failure of Grantor to comply therewith shall not impair the validity of any insurance required to be maintained by Grantor under Section 1.7 or the right to full payment of any claims thereunder, (iv) in the case of taxes, if an amount can be contested without being paid, the Grantor shall deposit (where required by Section 6.2 of the Loan Agreement) with the Beneficiary, or, following the assignment contemplated by Section 5.12 hereof, the Servicer (to the extent not deposited with Beneficiary or the Servicer, as applicable, pursuant to the foregoing subsection (ii)) in accordance with Section 6.2 of the Loan Agreement 125% of the amount being contested together with interest and penalties reasonably expected to accrue thereon for so long as such amount is due and payable and unpaid, (v) in the case of any utility service, any contest or failure to pay will not result in a discontinuance of any such service, and (vi) in the case of any instrument of record affecting the Property or any part thereof, the contest or failure to perform under any such instrument shall not result in the placing of any Lien on the Property or any part thereof unless such Lien is bonded or otherwise discharged or enforcement thereof is stayed.

              1.5.4     No Credit for Payment of Taxes or Impositions

    Grantor shall not be entitled to any credit against the principal of or interest, if any, payable on the Mortgage Note, and the Grantor shall not be entitled to any credit against any other amounts which may become payable under the terms thereof or hereof, by reason of the payment of any tax on the Property or any part thereof or by reason of the payment of any other Imposition or other amount required to be paid hereunder. No deduction shall be made or claimed from the taxable value of the Property or any part thereof by reason of this Deed of Trust.

         1.6  Care of the Property

              1.6.1     Condition of the Property

    Grantor shall keep the Property in good and clean order and condition and repair in accordance with the requirements of the Loan Agreement, shall not commit or suffer waste thereto, and shall not do or suffer to be done anything that will increase the risk of fire or other hazard to the Property or any material part thereof and shall in accordance with the requirements of the Loan Agreement keep all Property used or useful in its business in good repair, working order and condition, and from time to time make all necessary or appropriate repairs thereto and renewals and replacements thereof.

              1.6.2     Alterations; Building Only

    The Grantor shall not remove or demolish or materially alter the overall design or structural character of the Improvements or impair the structural integrity thereof or of any other part of the Property except in accordance with Section 1.8 or Section 1.11 hereof, as applicable, and shall at all times use the Property or cause the Property to be used only for the purpose of operating the Land and Improvements in substantially the same manner as currently operated; PROVIDED, HOWEVER, that Grantor shall be permitted to make alterations and repairs to the Property without restriction as reasonably necessary to maintain the Property in as good condition as existed on the date hereof, reasonable wear and tear excepted.

              1.6.3     Right to Inspect

    Beneficiary and the Trustee or their representatives or both are hereby authorized to enter upon and inspect the Property at their own cost (or, upon the occurrence and during the continuation of an Event of Default, at the Grantor's cost) at any time upon reasonable notice and during normal business hours; PROVIDED, HOWEVER, that Beneficiary and the Trustee must at all times use reasonable efforts to minimize any disruption to the operations on the Land.

              1.6.4     Compliance with Laws and Covenants

    Grantor shall promptly comply with (a) all present and future Laws affecting the Property or any part thereof, (b) all conditions, covenants, restrictions, common area maintenance, reciprocal easement and similar agreements affecting the Property or any part thereof and (c) all Laws necessary for the operation and maintenance of the Improvements in the manner they are currently operated and maintained. Grantor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof; if under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Grantor will not cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Beneficiary.

         1.7  Insurance

              1.7.1     Risks to be Insured

    Grantor (or its designee), at the Grantor's expense, will obtain and maintain in full force and effect at all times until all Obligations have been fully paid and performed, with Qualified Insurance Companies (as that term is defined in Section 1.7.2), insurance against the following risks:

              (i) Loss and damage by fire and all other casualties on or to the Property as are included in the form of casualty insurance commonly referred to as "extended coverage" (including, without limitation, windstorm, explosion and such other risks as are typically insured against by owners of like properties in the area in which the Buildings are located) in such amounts as are reasonably satisfactory to Beneficiary, but in no event less than one hundred percent (100%) of the full replacement cost of the Property (exclusive of excavation and foundations and without deduction for physical depreciation) and in no event less than the amount required to prevent Grantor from becoming a co-insurer within the terms of the applicable policies and in no event less than the outstanding amount of the obligations; such insurance shall contain an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property constitute legal, non-conforming structures or uses;

              (ii) Comprehensive public liability insurance on an "occurrence basis" against claims for personal injury, including without limitation, bodily injury, death or property damage occurring on, in or about the Property with a combined single limit of not less than $3,000,000 with respect to personal injury or death to one or more persons and with "umbrella" liability coverage of not less than $25,000,000, or such greater amounts as may from time to time be required by institutional lenders for similar loans;

              (iii) Business interruption insurance for an amount not less than the greater of (x) twenty-four months' gross income from the Property and (y) estimated operating expenses (including debt service) for the Property for a twenty-four month period that commences on the effective date of said insurance policy or each renewal thereof, as applicable (in either case on an "actual loss sustained" basis) covering the same risks as are covered by the policies described in Section 1.7.1(i);

              (iv) If the Land is located in an area designated by the U.S. Department of Housing and Urban Development as a flood hazard area, insurance for the peril of flood as is available through the National Flood Insurance Program;

              (v) Broad form boiler and machinery insurance on a "comprehensive" form in an amount adequate to provide protection against the maximum amount of damage possible to building, improvements and contents resulting from explosion or other occurrences relating to boilers, pressure vessels, machinery and equipment on or about the Property;

              (vi) Workers' compensation insurance in such forms and in such amounts as may be required by the laws of each state in which any Building is located;

              (vii) A blanket policy of insurance insuring the Property against damage by earthquake in an aggregate insured amount not less than $ 26,615,000 and having a deductible of not more than 5% per unit subject to a $100,000 minimum or such other earthquake insurance as may be required by
Section 8.3 of the Loan Agreement (a unit being defined as each Building on an Individual Property); and

              (viii) Such other insurance as is generally available on commercially reasonable terms and is generally required by institutional lenders on loans secured by properties similar to any Individual Property.

              1.7.2     Qualified Insurers

    An insurer satisfying the applicable requirements of this Section 1.7.2
shall be deemed to be a "Qualified Insurance Company."     All primary
insurers must be authorized to issue insurance in the State of California. All primary insurance coverage required by Section 1.7.1 (other than flood insurance and workers' compensation insurance) shall be provided by one or more insurers having a rating for claims paying ability of at least "AA" from S&P and an equal or equivalent rating from at least one other Rating Agency. If permitted by the laws of the State of California, the insurance required by clause (vi) of Section 1.7.1 may be provided by a state approved and regulated employer's self-insurance fund.

              1.7.3     Policy Provisions

    All insurance policies required by Section 1.7.1 shall be on forms, with endorsements and with deductible amounts reasonably satisfactory to Beneficiary (but in no event shall a deductible amount exceed ten percent (10%) of the policy limits above). All policies of insurance required by Sections 1.7.1(i), (iii), (iv), (v) and (vii) shall contain suitable loss-payable and standard noncontribution mortgagee clauses acceptable to and in favor of Beneficiary or the Trustee and their assigns. If an Event of Default shall have occurred at the time of receipt of any insurance proceeds, Beneficiary or the Trustee may, at Beneficiary's option, apply the same to the repayment of the Obligations in accordance with the Mortgage Note or other Loan Documents. In all other cases, proceeds of such insurance shall be applied in the manner contemplated by Section 1.8 hereof.

         All policies of insurance maintained by Grantor pursuant to this
Section 1.7.2 shall:

              (i) Name Beneficiary and the Trustee as additional insureds or loss payees, as applicable, as their respective interests may appear;

              (ii) provide that Beneficiary shall be advised in writing of any casualty insurance claims exceeding $100,000 before payment thereon is made and, except in the case of worker's compensation and public liability insurance, that all proceeds for losses of One Hundred Thousand Dollars ($100,000) or less, shall be paid to and adjusted by Grantor, and all proceeds for losses of more than One Hundred Thousand Dollars ($100,000) shall be paid to Beneficiary or Grantor in accordance with Section 1.8.3 and adjusted by Grantor with approval of Beneficiary, pursuant to a mortgagee endorsement acceptable to Beneficiary;

              (iii) provide that the casualty insurance (or insurance otherwise known as property insurance) shall not be impaired or invalidated by virtue of (A) any act, failure to act, or neglect of Grantor, (B) the occupation or use of the insured properties for purposes more hazardous than permitted by the terms of the policy, (C) any foreclosure or other proceeding or notice of sale relating to the insured properties, or (D) any change in the possession of the insured properties without a change in the identity of the holder of actual title to the Property (provided that with respect to items (C) and (D), any notice requirements of the applicable policies are satisfied);

              (iv) provide that no material changes or mid-term cancellation shall be effective until at least thirty (30) days after receipt of written notice thereof by Grantor and Beneficiary (and no termination for non-payment of premium shall be effective until at least ten (10) days after receipt of written notice thereof by Grantor and Beneficiary), with Beneficiary having the opportunity, but being under no obligation, to pay all moneys or to do any act necessary to prevent such alteration, cancellation, termination or expiration or to cause such renewal, the cost thereof, together with interest thereon at the Default Interest Rate provided for in the Loan Agreement, to be added to the indebtedness of Grantor under the Mortgage Note and to be secured hereby;

              (v) include effective waivers by the insurer of all claims for insurance premiums against all loss payees and additional insureds (other than Grantor) and, where applicable, all rights of subrogation against any loss payee, additional insured or named insured;

              (vi) permit Beneficiary to pay the premiums and continue any insurance upon failure of Grantor to pay premiums when due, upon the insolvency of Grantor, or through foreclosure or other transfer of title to the Property or any portion thereof (it being understood that Grantor's rights to coverage under such policies may not be assignable without the consent of the provider); and

              (vii) be reasonably satisfactory to Beneficiary in all other respects.

     The insurance required to be maintained by clauses (i), (ii), (iii),
(iv) and (v) of Section 1.7.1 may be provided by a blanket policy so long as the blanket policy complies with the terms of this Section 1.7 and Beneficiary is provided with reasonably satisfactory evidence that the policy limits required hereunder are satisfied by such policy and that such coverage and limits will be no less than those that would be provided under separate policies even if there is a total loss of all properties covered by the blanket policy.

              1.7.4.    Delivery of Certificates

    Prior to the execution of this Deed of Trust, and thereafter not less than fifteen (15) days prior to the expiration date of any policy required pursuant to this Section 1.7, Grantor will deliver to the Beneficiary original certificates of the insurers for all policies of insurance required by this Deed of Trust, which shall bear notations evidencing the payment of premiums then due and payable and the date through which said coverage is made effective by the evidenced payment. Grantor also shall deliver to Beneficiary from time to time, at Beneficiary's request, (i) schedules setting forth all such insurance then in effect and (ii) certified copies of all such policies.

              1.7.5.    No Separate Insurance

    Grantor will not take out separate insurance of the kind described in clauses (i), (iii), (iv), (v) or (vii) of Section 1.7.1 or other forms of casualty insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to this Section 1.7 unless such insurance complies with Sections 1.7.2 and 1.7.3.

         1.8. Damage to or Destruction of Property

              1.8.1.    Notice

    In case of any material damage to or destruction of the Property or any part thereof (each, a "Casualty"), Grantor will, promptly upon becoming aware thereof, give written notice thereof to Beneficiary describing the nature and extent of such damage or destruction.

              1.8.2.    Restoration

    In case of a Casualty to one or more of the Individual Properties (each, a "Casualty Property"), Grantor, whether or not the insurance proceeds (hereafter "Insurance Proceeds") on account of such Casualty shall be sufficient for such purpose, at its expense, will promptly commence and complete the restoration, replacement or rebuilding of the Casualty Property as nearly as possible to its value, condition and character immediately prior to such Casualty (such restoration, replacement, and rebuilding, together with any temporary repairs and property protection pending completion of the work, being herein referred to as the "Restoration"), PROVIDED, HOWEVER, in the event Restoration is not required under any applicable Ground Lease and either (i) the Restoration adversely affects the cash flow from the Casualty Property in any material respect and cannot reasonably be expected to be completed within a period of 12 months after the date of the Casualty (or, if shorter, by the date on which the proceeds of business interruption insurance will no longer be available) or (ii) the extent of the damage makes it impracticable in Grantor's good faith business judgment, to restore the Casualty Property to substantially the same condition as existed prior to the Casualty or the Casualty results in the permanent loss of access to the Casualty Property or the Improvements thereon or (iv) the Casualty Property and the use thereof after the Restoration would not be in material compliance with and permitted under all applicable laws, or (v) the Insurance Proceeds payable on account of such Casualty equal or exceed the Allocated Loan Amount applicable to the Casualty Property, then Restoration shall not be required or permitted and instead the Insurance Proceeds shall be collected and paid over to Beneficiary up to the amount of the Allocated Loan Amount for such Casualty Property (with any excess to be paid to Grantor) and the amount thereof shall be held and applied by Beneficiary (or the Servicer on its behalf in accordance with Section 5.12.3 hereof) (net of any amounts necessary to avoid or eliminate any hazardous condition on the Casualty Property or to prevent imminent and substantial physical deterioration of the Casualty Property), (a) (i) if applied prior to the first day of the Defeasance Period, to prepayment of the outstanding principal balance of the Mortgage Note, without the requirement of a Yield Maintenance Payment, in accordance with Section 2.7 of the Loan Agreement, or (ii) if applied during the Defeasance Period and after the Securitization has occurred, to the purchase of U.S. Obligations in accordance with Section 2.5 and Section 2.9 of the Loan Agreement, or (iii) if applied after the Defeasance Period, to prepayment of the outstanding principal balance of the Mortgage Note, in accordance with Section 2.10 of the Loan Agreement, without the requirement of a Yield Maintenance Payment and (b) to the payment of all other indebtedness which this Deed of Trust secures in such order as is contemplated under the Loan Documents; PROVIDED, HOWEVER, that such prepayment must be in an amount at least equal the greater of (A) the Allocated Loan Amount for such Casualty Property and (B) the Net Sales Proceeds received by Grantor from the sale of the Casualty Property or the part thereof that remains following the Casualty (plus any remaining Insurance Proceeds not previously applied to repayment of the Loan or Restoration), but in no event more than the Release Price of such Casualty Property, regardless of the amount of Insurance Proceeds, and shall be payable by Grantor (and the amounts described in the immediately preceding parenthetical phrase shall not be deducted from the Insurance Proceeds to the extent that the same shall not be sufficient to pay the Allocated Loan Amount plus such interest).

              1.8.3.    Application of Insurance Proceeds or Awards

    All Insurance Proceeds received by any one or more of Grantor, Beneficiary or Trustee, on account of any Casualty affecting the Property or any part thereof (less the costs, fees and expenses reasonably incurred by Beneficiary or Trustee, as applicable, in the collection thereof, including, without limitation, all adjusters' fees and expenses and reasonable attorneys' fees and charges, which shall be deemed to be incurred for the account of Grantor) shall be delivered to and held by Grantor, if such Insurance Proceeds total 2.5% of the Allocated Loan Amount applicable to the Casualty Property, or less, in the aggregate for a single Casualty or, if the amount of such Insurance Proceeds is more than 2.5% of the Allocated Loan Amount applicable to the Casualty Property, to Beneficiary to be held by Beneficiary (or the Servicer on its behalf in accordance with Section 5.12.3 hereof) and applied in accordance with the terms hereof. Except as provided in Section 1.8.2, all Insurance Proceeds shall be used and applied in either case, so long as no Default or Event of Default shall have occurred and be continuing, to reimburse Grantor for the cost of Restoration from time to time as Restoration progresses, and advances of funds held by Beneficiary shall be made within thirty (30) days after Grantor's written request for reimbursement; PROVIDED, HOWEVER, that if the cost of Restoration as to which Insurance Proceeds have been paid or are payable in connection with any single Casualty exceeds or is expected to exceed 2.5% of the Allocated Loan Amount applicable to the Casualty Property, Beneficiary shall have the right to approve the plans and specifications for such Restoration before the Restoration work begins, to appoint a Qualified Supervising Professional to oversee the Restoration, and to require as a condition to the release of funds to pay the costs of such Restoration (A) a certificate of the Qualified Supervising Professional certifying (x) that the amount that Beneficiary is requested to advance is necessary to pay invoices for work completed that have been submitted to Grantor (and which have not previously been paid), (y) that the amount of Insurance Proceeds and other funds of Grantor, if required by this Section, that Beneficiary will hold following payment of the requested advance is expected to be sufficient to complete the Restoration, and (z) that the Restoration work for which such proceeds are requested has been completed in accordance with the approved plans and specifications and with applicable law, (B) lien waivers from all materialmen, laborers and contractors who are to be paid with such advances, (C) an endorsement to the title policy described in Section 1.3 hereof relating to the Casualty Property insuring against mechanic's liens that may arise out of the Restoration, and (D) such other documents as Beneficiary or the Trustee may request; and PROVIDED, FURTHER, that if the cost of Restoration as to which Insurance Proceeds have been paid or are payable in respect of the applicable Casualty is (or is expected to be) 5% of the Allocated Loan Amount applicable to the Casualty Property or less, in lieu of the documentation referred to in clauses (A) and (B) of the preceding proviso, Beneficiary will accept a certificate of an officer of the General Partner certifying to the matters described in subparts (x), (y) and (z) of said clause (A). The balance of the Insurance Proceeds held by Beneficiary or the Trustee, or both, shall at no time be reduced below the amount necessary to complete the Restoration (and any Restoration costs that cannot be paid out of the remaining balance thereof as a result of this proviso shall be deposited by Grantor with the Beneficiary, or its agent, promptly after demand therefor, out of Grantor's own funds). Upon receipt by Beneficiary or the Trustee of the documents required and the subsequent payment in full of the costs of Restoration, the balance, if any, of any Insurance Proceeds shall be applied first, to the Reserve Account to the extent the amount or deposit in the Reserve Account is less than the Reserve Requirement, then if the Securitization has been effected, to the Finance Trustee and the Servicer under the Pooling and Servicing Agreement, if applicable, and thereafter shall be paid to Grantor or any other Person entitled thereto; PROVIDED, HOWEVER, that all such proceeds which pursuant to this Section 1.8.3 are payable to Grantor shall, if an Event of Default has occurred and is continuing, be paid to Beneficiary to be held and distributed in accordance with the provisions of Section
5.12.3 hereof.

         1.9. Condemnation

              1.9.1.    Grantor to Give Notice, Etc.

    In case of any taking during the term hereof of all or any part of the Property, or the taking or transfer of any interest therein or right accruing thereto, as the result of or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain by any governmental authority (each hereinafter a "Taking"), Grantor will promptly give written notice thereof to Beneficiary and Trustee describing the nature and extent of the Taking or any potential Taking, or the nature of the proceedings and negotiations for such Taking or potential Taking and the nature and extent of the Taking or potential Taking which might result therefrom, as the case may be.
Trustee or Beneficiary, or both, may appear in any proceedings for a Taking or potential Taking or any negotiations relating to a Taking or potential Taking. Grantor will promptly give the Trustee and Beneficiary copies of all notices, pleadings, determinations, and other papers related to any such Taking or potential Taking proceeding. The Grantor will, in good faith and with due diligence, file and prosecute its claims for any award or payment on account of any Taking (hereinafter an "Award"), and will pay all costs and expenses (including, without limitation, reasonable attorneys' and accountants' fees and charges and the reasonable expenses of the Trustee and of Beneficiary) in connection with any such Taking, including expenses incurred in seeking and obtaining any Award. Such costs and expenses, to the extent advanced or paid by Beneficiary or the Trustee, shall be deemed paid on behalf of Grantor, shall constitute indebtedness secured by this Deed of Trust, shall be repayable by Grantor upon demand and shall bear interest at the Prime Rate (as defined in the Loan Agreement) plus one percentage point (1%) from the date of demand until paid, provided that Trustee and Beneficiary shall have no obligation to make such advances or payments.

              1.9.2.    Total and Substantial Taking

    In the case of (i) a Taking of the fee or leasehold of an entire Individual Property, or (ii) a Taking resulting in the imposition of a perpetual easement on an entire Individual Property that materially impairs the operation of such Individual Property, or (iii) a Taking that adversely affects the cash flow from an Individual Property in any material respect and as to which any necessary Restoration cannot reasonably be expected to be completed within 12 months from the date of the Taking and Restoration as defined in Section 1.8.2 is not required under any applicable Ground Lease or not otherwise permitted under Section 1.8.2 or (iv) if a Ground Lease affects an Individual Property, a Taking occurs that results in a termination of the Ground Lease pursuant to its terms, then, in any such event, any Award shall be collected and paid over to the Beneficiary to be held by Beneficiary in accordance with the provisions of Section 1.8.3 and Section 5.12.3 hereof and the amount thereof (net of any amounts necessary to avoid or eliminate any hazardous condition on the Individual Property and/or to prevent imminent and substantial physical deterioration of the Individual Property), shall be applied by Beneficiary (a) (i) if applied prior to the first day of the Defeasance Period, to prepayment of the outstanding principal balance of the Mortgage Note without the requirement of a Yield Maintenance Payment, or (ii) if applied during the Defeasance Period and after the Securitization has occurred, to the purchase of U.S. Obligations in accordance with Section 2.5 of the Loan Agreement, or (iii) if applied after the Defeasance Period, to prepayment of the outstanding principal balance of the Mortgage Note in accordance with Sections 2.6 and 2.7 of the Loan Agreement, without the requirement of a Yield Maintenance Payment and (b) to the payment of all other indebtedness which this Deed of Trust secures in such order as is contemplated under the Loan Documents; PROVIDED, HOWEVER, that such prepayment must be in an amount at least equal to the greater of (A) the Allocated Loan Amount and (B) the sum of the Net Sales Proceeds received by Grantor from the sale of the affected Individual Property or the part thereof that remains following the Taking (plus any remaining Award not previously applied to repayment of the Loan or Restoration), but in no event more than the Release Price, regardless of the amount of the Award and shall be payable by Grantor (and the amounts described in the immediately preceding parenthetical phrase shall not be deducted from the applicable Award to the extent that the same shall not be sufficient to pay the Allocated Loan Amount plus such interest).

              1.9.3.    Partial and Temporary Taking

    In the case of any Taking other than a Taking referred to in Section
1.9.2 hereof, and in case such Taking requires repairs to or Restoration of the affected Individual Property in order to maintain the quality of the operations of the Individual Property, any Award shall be paid over to Grantor or Beneficiary, as applicable, to be used or to be held and distributed in accordance with the provisions of Sections 1.8.3 and 5.12.3 hereof in the same manner as if such Taking were a Casualty affecting such Individual Property and as if such Award constituted Insurance Proceeds relating thereto, except that any amount of the Award not used to pay for any necessary Restoration shall be applied by Beneficiary to the prepayment of the Mortgage Note, and to the payment of all other indebtedness which this Deed of Trust secures, all in the manner contemplated by Section 2.4.3 of the Loan Agreement.

         1.10 Notices Concerning the Property

    Grantor shall deliver to Beneficiary promptly upon receipt of same, copies of all notices, certificates, documents, and instruments received by it which materially affect the Property as a whole, any Individual Property or Beneficiary's rights hereunder.

         1.11 Alterations

              1.11.1    Alteration Conditions

    Provided that no Event of Default shall have occurred and be continuing, Grantor may, subject to the terms of this Section 1.11.1 undertake any alteration, expansion, improvement, demolition or removal (each, an "ALTERATION") of any Individual Property or any portion thereof so long as such Alteration (i) is undertaken with Beneficiary's prior written consent where the estimated cost of the Alteration exceeds 5% of the Allocated Loan Amount applicable to such Individual Property, (ii) is undertaken in accordance with the applicable provisions of this Deed of Trust and the other Loan Documents, (iii) is permitted by any applicable Ground Lease, (iv) is paid for from reserves established by the Grantor or from capital contributions by the partners of Grantor that are deposited with Beneficiary or the Servicer, as applicable, prior to the commencement of such work, which amounts (including, in either case, additional deposits made from time to time to prevent a deficiency between the amount then on deposit with Beneficiary and the amount reasonably estimated at such time to complete the Alteration) shall be held by Beneficiary (or Servicer on its behalf in accordance with Section 5.12.3 hereof), and (v) could not reasonably be expected (A) to decrease the value of the Individual Property, (B) to impair the utility and operation of the Individual Property in a manner consistent with its current use and operation and as required by the Loan Documents, (C) upon completion, to reduce the Net Operating Income from the Individual Property below the level available immediately prior to commencement of such Alteration (except in the case of tenant improvement work), (D) to result in any Lien being placed on the Individual Property (other than mechanics' liens filings for amounts not yet due and payable that are not yet forecloseable under the applicable Laws of the State of California) or (E) to adversely affect the ability of the Grantor to pay and perform the Obligations or make principal and interest payments with respect to the Mortgage Note as and when due. Any Alteration which involves an estimated cost of more than 5% of the Allocated Loan Amount applicable to the Individual Property shall be conducted under the supervision of a Qualified Supervising Professional selected by Beneficiary, to oversee such Alteration, and no such Alteration as to which plans and specifications are required by any Laws and which involves an estimated cost of more than 5% of the Allocated Loan Amount applicable to the Individual Property shall be undertaken until detailed plans and specifications and cost estimates therefor have been approved in writing by Beneficiary and such Qualified Supervising Professional. Such plans and specifications may be revised at any time and from time to time provided that material revisions of such plans and specifications are approved by Beneficiary, such approval not to be unreasonably withheld, together with the written approval thereof by such Qualified Supervising Professional. All work done in connection with any Alteration shall be performed with due diligence in a good and workmanlike manner, all materials used in connection with any Alteration shall not be less than the standard of quality of the material currently used at the Individual Property, and all work performed and all materials used shall be in accordance with all applicable Laws and insurance requirements.

              1.11.2    Right to Inspect

    Beneficiary and any Persons authorized by it at all reasonable times and upon reasonable notice may enter and examine the Individual Property and may inspect all work done, labor performed and materials furnished in respect of any Alteration. Beneficiary shall not have any duty to make any such inspection and shall not have any liability or obligation for making or not making any such inspection.

              1.11.3    Cooperation

    Beneficiary will cooperate with Grantor and execute and deliver to Grantor such instruments and agreements as are reasonably requested of it by Grantor, at Grantor's expense, in order to consummate or facilitate any Alteration permitted hereby (provided the same shall not subject Beneficiary to any risk of liability or cost not paid for by Grantor).

         1.12. Indemnification by the Grantor

    Grantor shall protect, defend, and indemnify Beneficiary and the Trustee, and each of Beneficiary's and the Trustee's officers, directors and employees (collectively the "Indemnitees") from and against any and all losses, liabilities, obligations, claims, damages, penalties, causes of action, fines, judgments, penalties, charges, costs, and expenses (including, without limitation, reasonable attorneys' and accountants' fees and charges, whether based on private agreements or in tort, contract, implied or express warranties, statute, regulation, common law, or otherwise, imposed upon or incurred by or asserted against such Indemnitee (each a "Claim" and collectively "Claims") including Claims in connection with any investigative, administrative or judicial proceedings, by reason of:

         1.12.1. the Lien of this Deed of Trust on the Property or any interest therein, or receipt of any rent or other sum from the Property;

         1.12.2. any accident to, injury to or death of persons or loss of or damage to property occurring on or about the Property or the adjoining sidewalks, curbs, vaults or vault space, if any, streets or ways;

         1.12.3. the ownership, leasing, use, non-use or condition of the Property or the adjoining sidewalks, curbs, vaults or vault space, if any, streets or ways;

         1.12.4. any failure on the part of Grantor to perform or comply with any of the terms of this Deed of Trust, the Mortgage Note, the Loan Agreement, any other Loan Document, or any agreement or document referred to herein or therein; or

         1.12.5. performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof for construction or maintenance or otherwise.

     The provisions of this Section 1.12 shall survive the termination of this Deed of Trust; PROVIDED, HOWEVER, that, notwithstanding anything contained in this Section 1.12 to the contrary, the foregoing indemnity provisions in favor of any Indemnitee shall not extend to claims arising out of the gross negligence or willful misconduct of such Indemnitee. Any amounts payable to any Indemnitee under this Section 1.12 which are not paid within ten (10) days after written demand therefor shall bear interest at the lesser of (i) a rate per annum equal to the Default Interest Rate or (ii) the maximum rate per annum then permitted by law from the date of such demand and, to the fullest extent permitted by law, shall be secured by this Deed of Trust. In the event any action, suit or proceeding is brought against any Indemnitee by reason of any such occurrence, notice thereof shall be given to Grantor promptly after such Indemnitee becomes aware of any Claim or threat of Claim against which such Indemnitee is indemnified hereunder. Grantor, upon the request of the Indemnitees and at Grantor's expense, shall resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by Grantor and reasonably acceptable to the Indemnitees. The Indemnitees will, insofar as is possible without risking material conflicts of interests, coordinate their claims under this
Section 1.12 and act through a single counsel.

         1.13. Expenses

    Grantor, on demand, shall pay or reimburse (a) Beneficiary and the Trustee for all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and charges, incurred by Beneficiary or the

Trustee in any action, legal proceedings or dispute of any kind with respect to which Beneficiary or the Trustee are made parties, or in which any appear as party plaintiff or defendant, affecting the Property or any part thereof, this Deed of Trust or the indebtedness secured hereby, including, without limitation, any Taking involving any of the Property or any action to protect the security hereof or thereof and (b) the Finance Trustee and the Servicer, if applicable, for any amounts required to be paid pursuant to the Pooling and Servicing Agreement and any amounts described in clauses (a) and (b) above that are paid by Beneficiary or the Trustee and not reimbursed as aforesaid shall be added to the Obligations secured by the Lien of this Deed of Trust.

         1.14. Monthly Escrow Deposits

    Without limiting its obligations under the Cash Management Procedures, Grantor, upon request of Beneficiary, following an Event of Default, shall deposit in escrow with Beneficiary monthly, commencing on the due date of the next installment of principal and/or interest under the Mortgage Note, a sum which, in the good faith estimation of Beneficiary shall be equal to one-twelfth of the taxes, assessments, and hazard insurance premiums on the Property coming due in the next succeeding 12 months, and such escrow deposits shall be held by the Beneficiary free of any liens or claims on the part of creditors, and shall, except as otherwise provided in this Section 1.14, be used by Beneficiary to pay taxes, assessments, and insurance premiums on the Property as the same accrue and are payable. To the extent anything in this Section 1.14 conflicts with the requirements of the Cash Management Procedures, the provisions of the Cash Management Procedures shall be controlling. If the amount of such escrow deposits is insufficient to pay the taxes, assessments, and insurance premiums in full as the same become payable, Grantor shall immediately pay to Beneficiary such additional sums as are necessary in order for Beneficiary to pay such taxes, assessments, and insurance premiums in full as they become due. If the amount of such escrow deposits shall exceed payments made by Beneficiary for such taxes, assessments, and insurance premiums, the excess so deposited shall be credited to subsequent deposits to be made by Grantor under this Section
1.14. Upon the occurrence and during the continuation of any Event of Default, Beneficiary, may, at its option, apply any money in the fund resulting from said escrow deposits to the payment of the Obligations in the manner and in the order contemplated by Section 2.4.3 of the Loan Agreement.

         1.15 Further Assurances

    At any time, and from time to time, upon request by Beneficiary or the Trustee, as applicable, Grantor, at its expense, shall make, execute, deliver, and record, or cause to be made, executed, delivered, and recorded, any and all further instruments, certificates, and other documents, and shall take all such further actions as may, in the reasonable opinion of Beneficiary or the Trustee be necessary or desirable in order to effectuate, complete, perfect, continue, and/or preserve the obligations of Grantor under this Deed of Trust, the lien hereof, and all modifications, extensions, and other amendments hereof or hereto.

         1.16 Additions to Security

    All right, title, and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes, and replacements of, and all additions and appurtenances to the Property, hereafter acquired by or released to the Grantor or constructed, assembled or placed by Grantor on the Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further pledge, grant of security interest, conveyance, assignment or other act by Grantor of any kind, shall, to the fullest extent permitted by law, become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by Grantor and specifically described in the granting clauses hereof, but at any and all times Grantor shall execute and deliver to Beneficiary or the Trustee, as applicable, any and all such further assurances, deeds of trust, conveyances or assignments thereof as Beneficiary or the Trustee, as applicable, may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Deed of Trust.

         1.17. U.C.C. Security Agreement and Fixture Filing

              1.17.1 Grant of Security

    This Deed of Trust is intended to be, among other things, a security agreement within the meaning of the Uniform Commercial Code as in effect in each of the State of New York and the State of California with respect to all Property in which a security interest may be created and perfected under the Uniform Commercial Code (the "U.C.C. Collateral"). Grantor hereby grants to Beneficiary a security interest in and to all of Grantor's right, title, and interest in all such U.C.C. Collateral to secure the Obligations. Grantor hereby agrees that it will not change the location of its principal place of business or the place where its books and records are kept from the location described in Section 5.5 of the Loan Agreement without first giving Beneficiary at least thirty (30) days' advance written notice thereof. Any completely executed counterpart of this instrument may be filed as a mortgage on real property or fixtures, as a security agreement or financing statement on personal property, or as both.

              1.17.2.   Financing Statements

    Grantor shall cause financing and continuation statements and other instruments with respect to the U.C.C. Collateral at all times to be kept recorded, filed or registered in such manner and in such places as may be required by law as fully as possible to evidence, perfect and secure the interests of Beneficiary in all of the U.C.C. Collateral, and shall pay all filing fees in connection therewith.

              1.17.3.   Multiple Remedies

    If an Event of Default shall have occurred and be continuing, Beneficiary shall have the option of proceeding, to the extent permitted under applicable law, as to both real and personal property in accordance with its rights and remedies in respect of the real property as an alternative to proceeding in accordance with the provisions of the U.C.C., and Beneficiary may exercise any and all of the other rights of a secured party under the U.C.C. All of Beneficiary's rights and remedies hereunder, under any other Loan Document, at law, under statute or otherwise shall be deemed cumulative and not exclusive or exhaustive, and the exercise of any one remedy shall not impair Beneficiary's right simultaneously or at any time or in any order to exercise any other remedy nor shall the exercise of any remedy in one case impair or otherwise affect Beneficiary's right or ability to exercise such remedy contemporaneously or again in the same case or in any other case.

         1.17.4.   Waiver of Rights

    To the extent permitted under applicable law, Grantor waives all rights of redemption after foreclosure and all other rights and remedies of a debtor under the Uniform Commercial Code or other applicable law, and all formalities prescribed by law relative to the sale or disposition of the U.C.C. Collateral (other than notice of sale) after the occurrence and during the continuation of an Event of Default and all other rights and remedies of Grantor with respect thereto. In exercising its right to take possession of the U.C.C. Collateral upon the occurrence and during the continuation of an Event of Default hereunder, Beneficiary, personally or by its agents or attorneys, and subject to the rights of any Tenant (as hereinafter defined), may enter upon any part of the Land without being guilty of trespass or any wrongdoing, and without liability for damages thereby occasioned, except damages arising from Beneficiary's gross negligence or willful misconduct.
In the event Beneficiary elects to proceed with respect to the U.C.C. Collateral, separately from the real property, Beneficiary shall give at least ten (10) days' notice of the sale of the U.C.C. Collateral, which shall for all purposes be deemed to be commercially reasonable.

              1.17.5.   Expenses of Disposition of the Properties

    Grantor shall reimburse the Beneficiary, on demand, for all reasonable expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the U.C.C.

Collateral which are incurred, including all reasonable attorneys' fees and expenses, and all such expenses shall be added to Grantor's Obligations secured hereby.

              1.17.6.   Fixture Filing

    To the fullest extent permitted by law, this instrument, upon recording or registration in the real estate records of the proper office of each City or County in which a Building is located, shall constitute a "fixture-filing" within the meaning of Sections 9-313 and 9-402 of the U.C.C. (or the local state-law equivalents of such sections). The address of the Grantor, which is the "Debtor" for purposes of the U.C.C. and this Section 1.17, and Beneficiary, which is the "Secured Party" for purposes of the U.C.C. and this
Section 1.17, from whom information regarding the U.C.C. Collateral may be obtained, are as stated in Section 5.1 of this Deed of Trust. Grantor agrees to sign any separate "fixture filing" financing statements or similar instruments as Beneficiary may request to confirm and perfect the security interest in fixtures intended to be created by this Section 1.17.6.

         1.18. Ground Leases

               1.18.1.   Ground Lease

    Grantor shall timely perform and observe or cause to be performed or observed in all material respects the terms, covenants and conditions required to be performed and observed by Grantor under the Ground Leases, if any, such that there will be no termination, loss or forfeiture of any of the Ground Leases and no material and adverse impairment of the value of any Individual Property or the Beneficiary's interest under this Deed of Trust, including without limitation, the following:

              (i) Pay when due, all payments (including without limitation, payments of rent) and promptly perform all of the covenants and agreements required to be paid, performed and observed by Grantor under each Ground Lease and do all things necessary to preserve and to keep unimpaired its rights thereunder;

              (ii) Promptly notify Beneficiary of any default under any Ground Lease of which Grantor is aware and provide Beneficiary with copies of any notices delivered in connection therewith;

              (iii) Promptly enforce the performance and observance in all material respects of all of the covenants and agreements required to be performed and/or observed by the landlord under each Ground Lease.

              1.18.2.   No Amendments

    Without the prior written consent of Beneficiary, Grantor shall (i) not
(A) cancel, release, terminate or surrender any Ground Lease, if any, or permit any cancellation, release, termination or surrender thereof, or (B) amend, modify or alter the terms of any Ground Lease in any material respect, or (C) waive, excuse, condone or in any way release or discharge in any material respect the other party or parties thereto of or from the obligations, covenants, conditions and agreements by such party to be performed thereunder, (ii) give Beneficiary prompt notice of any notice of default from the lessor under a Ground Lease, which notice shall include a copy of the notice given or received by it, whether or not Beneficiary may be entitled to such notice directly from such lessor, (iii) promptly furnish to Beneficiary upon Beneficiary's reasonable request any and all information concerning the performance by Grantor of the provisions of any Ground Lease, and (iv) permit Beneficiary or its representative at all reasonable times to make investigation or examination concerning the performance by it of the provisions of each Ground Lease. Within ten (10) days after receipt of a written request from Beneficiary, Grantor shall deposit with Beneficiary any and all documentary evidence received by Grantor showing compliance by it with the provisions of a Ground Lease; within fifteen (15) days after receipt, Grantor shall deposit with the Beneficiary a copy of any notice or other instrument or document received or given by it in any way relating to or affecting a Ground Lease which may concern or affect materially the rights of the parties under the estate of the lessor or the lessee in or under a Ground Lease, if any.

              1.18.3.   Legal Actions under Agreements

    If any legal action or proceeding shall be instituted to evict Grantor under any Ground Lease, to terminate any Ground Lease, or for any other purpose materially affecting any Ground Lease, Grantor will, promptly upon service thereof on or to it, deliver to Beneficiary a copy of each petition, summons, complaint, notice of motion, order to show cause and or any other provisions, pleadings and papers, however designated, served in any such action or proceeding. Grantor shall consult with Beneficiary prior to instituting any action or proceeding against the lessor in connection with such Ground Lease, but nothing herein shall obligate Beneficiary to become a party to or participate in any such action or proceeding.

              1.18.4    Right to Cure

    Notwithstanding any other provision of this Deed of Trust or any Ground Lease, if Grantor shall fail so to do, Beneficiary may (but shall not be obligated to) take any such action that Beneficiary reasonably deems necessary to prevent, mitigate or cure, in whole or in part, any default by Grantor under any Ground Lease, provided that Beneficiary shall have first given the Grantor notice of Beneficiary's intent so to act and a reasonable time for Grantor to act to prevent or cure such default (unless there is inadequate time for such notice without risking further damage to the applicable Individual Property or any material adverse effect thereon or on Beneficiary's interest therein) and if Grantor fails so to act, Beneficiary may so act at the cost and expense of Grantor, and upon the receipt by Beneficiary of any written notice of any such default by Grantor thereunder, Beneficiary may rely thereon, and such notice shall constitute full authority and protection to Beneficiary for any action taken by Beneficiary or its agents in good faith reliance thereon. Nothing in this Section 1.18.4 shall limit Grantor's rights under any Ground Lease to contest issues concerning requirements of law or other similar matters to the extent permitted under any such Ground Lease.

              1.18.5.   Notice of Arbitration or Appraisal

    Grantor shall give the Beneficiary prompt notice of the commencement of any arbitration or appraisal proceeding under and pursuant to the provisions of any Ground Lease. Beneficiary shall have the right to participate in any such arbitration or appraisal proceeding.

              1.18.6.   Additional Ground Lease Provisions

                        1.18.6.1

              Upon the occurrence and during the continuation of an Event of Default, Grantor shall not make any election or give any consent or approval for which a right to do so is conferred upon the Grantor, as lessee under any Ground Lease, without the Beneficiary's prior written consent. Upon the occurrence and during the continuation of an Event of Default, all such rights, together with all of the Grantor's rights, as lessee, to terminate, cancel, modify, change, supplement, alter or amend any Ground Lease, shall vest in and be exercisable solely by Beneficiary. In the event that Grantor, as lessee under a Ground Lease, exercises any option or right to purchase any parcel of land and/or improvements located thereon, which option or right is granted under a Ground Lease or under a separate agreement, then upon the vesting of the title of such parcel in it, the lien of this Deed of Trust shall, pursuant to Section 1.18.6.3 hereof, to the fullest extent permitted by applicable law, attach to and cover and be a Lien upon the fee title or such other estate so acquired, and, to the fullest extent permitted by applicable law, such fee title or other estate shall, without further assignment, mortgage, conveyance or additional documentation of any kind, become and be subject to the Lien of and be covered by this Deed of Trust.

                        1.18.6.2

              (a) To the extent permitted by applicable law, if there shall be filed by or against Grantor a petition under the Bankruptcy Code and Grantor, as lessee under the Ground Leases, shall determine to reject one or more of the Ground Leases pursuant to Section 365(a) of the Bankruptcy Code, Grantor shall give Beneficiary not less than ten (10) days' prior written notice of the date on which Grantor shall apply to the Bankruptcy Court for authority to reject a Ground Lease. Beneficiary shall have the right, but not the obligation, to serve upon Grantor within such ten (10) day period a notice stating that Beneficiary demands that Grantor assume such Ground Lease and assign such Ground Lease to Beneficiary pursuant to Section 365 of the Bankruptcy Code. If Beneficiary shall serve upon Grantor the notice described in the preceding sentence, Grantor shall not seek to reject such Ground Lease and shall comply with the demand provided for in the preceding sentence.

              (b) Grantor acknowledges that, pursuant to Section 365 of the Bankruptcy Code, it is possible (although not intended hereby) that a trustee in bankruptcy of the lessor under a Ground Lease (or the lessor under a Ground Lease as a debtor-in-possession) could reject such Ground Lease, in which case Grantor as lessee under such Ground Lease could have the election described in Section 365(h) of the Bankruptcy Code (which election, as it may be amended or revised from time to time, and together with any comparable right under any other state or federal law relating to bankruptcy, reorganization or other relief for debtors, whether now or hereafter in effect, is called the "Election") to treat such Ground Lease as terminated by such rejection or, in the alternative, to remain in possession for the balance of the term of such Ground Lease and any renewal or extension thereof that is enforceable by the lessee under such Ground Lease under applicable non-bankruptcy law. Grantor shall not terminate or permit termination of such Ground Lease by exercise of the Election without the prior written consent of Beneficiary and any such Election (without the prior written consent of Beneficiary) shall be null and void. Because each Ground Lease is a significant part of the Beneficiary's security for the Loan, Beneficiary does not anticipate that it would consent to termination of any Ground Lease and shall not under any circumstances be obliged to give such consent. Grantor acknowledges and agrees that the Election is in the nature of a remedy and is not a property interest which can exist separate from a Ground Lease. Therefore, it agrees that exercise of the Election in favor of preserving the right to possession under any Ground Lease shall not be deemed to constitute a taking or sale of any of the Property by Beneficiary and shall not entitle Grantor to any credit against Beneficiary.

                        1.18.6.3

              Unless Beneficiary shall otherwise elect, there shall be no merger of any Ground Lease or any interest therein, or of the leasehold estate created thereby, with the fee estate in the applicable Land or any portion thereof by reason of the fact that such Ground Lease or such interest therein or such leasehold estate may be held directly or indirectly by or for the account of any Person who shall hold the fee estate in the applicable Land or any portion thereof or any interest of the lessor under a Ground Lease.

                        1.18.6.4

              In the event that Grantor intends to acquire fee title to leased Land as described in Section 1.18.6.1 hereof, it shall give Beneficiary not less than ten (10) days' prior written notice of its intention so to do.

                        1.18.6.5

              Grantor shall promptly furnish to Beneficiary upon the Beneficiary's reasonable request any and all information concerning the performance by it of the provisions of each Ground Lease and shall permit the Beneficiary or its representative at all reasonable times to make investigation or examination concerning the performance by it of the provisions of each Ground Lease. Within ten (10) days after receipt by Grantor, Grantor shall deliver to Beneficiary a copy of any notice, communication, plan, specification or other instrument or document received or given by it in any way relating to or affecting any Ground Lease which may materially concern or affect the rights of Grantor or the rights or estate of the lessor or the lessee in or under such Ground Lease or the Land leased thereby.

                        1.18.6.6

              Grantor shall do, or cause to be done, all things necessary to preserve and keep unimpaired its rights as lessee under each Ground Lease and will enforce the material obligations of the lessor under each Ground Lease to the end that it may enjoy all of the rights granted to it thereunder.

              1.18.7    Representations and Warranties Regarding Ground Lease

             Grantor hereby represents and warrants that (i) each Ground Lease is in full force and effect as between the parties thereto, (ii) Borrower is not in default under any Ground Lease and, to the knowledge of Borrower, there are no defaults by the other party thereto, (iii) a true and complete copy of each Ground Lease, as amended, has been delivered to Beneficiary and each Ground Lease constitutes the entire agreement with the landlord thereunder, (iv) to the knowledge of Grantor, there is no existing default or event of default which with the passage of time and/or the giving of notice or both would constitute a default under a Ground Lease by any party thereto, (v) each Ground Lease permits the interest of Grantor as lessee thereunder to be encumbered by a mortgage, (vi) the term of each Ground Lease (including all renewal options of Borrower, as lessee) extends to a date not earlier than June 10, 2012.

         1.19. Compliance with Access Laws

    Grantor shall cause the Buildings and the other Improvements and the Land to comply in all material respects with the requirements of the Americans with Disabilities Act of 1990, all state and local laws and ordinances related to access by the handicapped or disabled and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, the "Access Laws"), to the extent such Access Laws are applicable to the Buildings and the other Improvements, and give prompt notice to Beneficiary of the receipt by Grantor of any complaints related to violation at the Buildings or the other Improvements of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance at the Buildings and the other Improvements with applicable Access Laws and will use diligent efforts promptly to resolve the issues set forth in any such complaint, proceedings or investigation.

         1.20 Assignment of Rents and Grantor's Interest in Leases; Lease Covenants

              1.20.1.   Assignment and License

    The assignment by Grantor in Granting Clause (vi) of this Deed of Trust of all of Grantor's right, title and interest, if any, in and to all present and future Leases by Grantor, as landlord, to any other Person, as tenant (each a "Tenant"), shall also be deemed to be an assignment of any and all modifications, renewals, extensions or replacements thereof, and of any guaranties of the Tenant's obligations under any Lease (each, a "Guaranty") and shall be deemed to be, and is, a present, absolute, effective, irrevocable and complete assignment by Grantor to Beneficiary of the Leases and Guaranties and the right to collect all Rents and all other sums payable to Grantor thereunder and apply the same against the Obligations in accordance with the terms of this Deed of Trust, which assignment is not conditioned upon Beneficiary being in possession of the Property. However, so long as no Event of Default shall have occurred and be continuing, Grantor shall have a license, to collect, receive and retain from the Tenants under the Leases rent and all other sums payable under the Leases, to enforce the obligations of Tenants under the Leases and to exercise all the rights and remedies of the landlord under the Leases (except as otherwise provided
Schedule 5.11 to the Loan Agreement), subject, however, to compliance with the provisions of this Deed of Trust. The portion of all sums received by Grantor under the license granted hereby equal to the

Obligations then due and owing, shall be held in trust for the benefit of Beneficiary and used, as necessary, to pay the Obligations then due and owing.

              1.20.2.   Rights and Powers Assigned

    The assignment referred to in Section 1.20.1 shall include, without limitation, an assignment of

              (i) the immediate and continuing right to receive and collect all amounts payable by all Tenants, subtenants or other parties pursuant to the Leases and any Guaranty;

              (ii) all claims, rights, powers, privileges and remedies of the Grantor, whether provided for in any Lease or Guaranty or arising by statute or at law or in equity or otherwise, upon any failure on the part of any Tenant to perform or comply with any term of any Lease;

              (iii) all right to take all action upon the happening of a default under any Lease or Guaranty as shall be permitted by any Lease or by law, including, without limitation, the commencement, conduct and consummation of proceedings at law or in equity; and

              (iv) the full power and authority, in the name of Grantor or otherwise, to enforce, collect, receive and make receipt for any and all of the foregoing and to do any and all other acts and things whatsoever that Grantor is or may be entitled to do under any Lease or Guaranty.

              1.20.3.   No Set-Off

    Grantor hereby waives any and all right to assert any setoff or counterclaim of any nature whatsoever with respect to the Obligations in any action or proceeding by Beneficiary to collect any such Rents or other sums, or to enforce and realize upon the lien and security interest created by this
Section 1.20 or any other Loan Documents, provided, however, that Grantor expressly reserves the right to assert any such claim in a separate proceeding and provided further that Grantor expressly reserves the right to assert any claim in the same action commenced by Beneficiary if such claim is of a mandatory or compulsory nature or would be barred or materially impaired if not asserted in the action commenced by Beneficiary.

              1.20.4.   Termination of License

    If any Event of Default shall have occurred and be continuing, the license granted in Section 1.20.1 hereof shall immediately cease and terminate, without waiver of such Event of Default, with or without notice, any action or proceeding, or the intervention of a receiver appointed by a court, and Beneficiary or an agent or receiver appointed by Beneficiary (including, without limitation, Trustee) may, without regard for the adequacy of the security for the indebtedness secured hereby, the commission of waste or the solvency of Grantor, and subject to applicable statutory requirements, if any, do any or all of the following:

              (i) exercise any of Grantor's rights under the Leases and Guaranties, including notifying Tenants to pay rent to an account or location selected by Beneficiary or the Trustee;

              (ii)      enforce the Leases and Guaranties;

              (iii) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all rents or other payments that may then be or may thereafter become due, owing or payable with respect to the Leases and Guaranties;

              (iv) demand that any sums held by Grantor with respect to any Lease or Guaranty (including, but not limited to, any security deposits, other deposits or prepayments) be immediately remitted to Beneficiary or the Trustee, to the extent permitted by applicable law; and

              (v) generally, do, execute and perform any other act, deed, matter or thing whatsoever that ought to be done, executed and performed in and about or with respect to the Leases and Guaranties.

              1.20.5.   Right to Collect Upon Event of Default

    Grantor hereby irrevocably authorizes and directs each Tenant under a Lease and each other party under a Guaranty, upon receipt of notice from Beneficiary that an Event of Default has occurred and is continuing, to pay directly to, or as directed by, Beneficiary all rents, issues and profits accruing or due under such Lease or Guaranty from and after the receipt of such notice. Grantor agrees that any Tenant under a Lease or any party to a Guaranty shall have the right to rely upon the notice from Beneficiary, and shall pay such rents, issues and profits to or as directed by Beneficiary without any obligation to inquire into the actual existence of any Event of Default claimed by Beneficiary, and notwithstanding any notice from or contrary claim by Grantor, and Grantor shall have no right or claim for any rents, issues or profits so paid to Beneficiary.

              1.20.6.   Leases Unaffected

    Grantor at its expense will prudently enforce in all material respects each of the Leases and Guaranties in accordance with their terms to the extent any failure so to enforce would reasonably be expected to have a material adverse effect on the operation of any of the Buildings or other Improvements, the value thereof, or the ability of Beneficiary or the Trustee, as applicable, to exercise their rights and remedies hereunder. Neither the execution and delivery of this Deed of Trust or any other Security Document nor any action or inaction on the part of Beneficiary shall release (i) any Tenant from its Lease, (ii) any guarantor from any Guaranty or (iii) Grantor from any of its obligations under the Leases or constitute an assumption of any such obligation under the Leases on the part of Beneficiary. No action or failure to act on the part of Grantor shall, to the fullest extent permitted by applicable law, adversely affect or limit the rights of Beneficiary under this Deed of Trust or, through this Deed of Trust, under the Leases and Guaranties.

              1.20.7.   Inconsistent Actions Void

    During the term hereof, all rights, powers and privileges of Beneficiary herein set forth are coupled with an interest and are irrevocable, subject to the terms and conditions hereof, and Grantor will not take any action under the Leases or Guaranties or otherwise which is inconsistent with this Deed of Trust or any of the terms hereof or thereof, and any such action inconsistent herewith or therewith shall, to the fullest extent permitted by law, be void.
 Any further assignment of any rents, issues, or profits from the Property shall to the fullest extent permitted by law be void except as permitted by the terms hereof. To the fullest extent permitted by applicable law, Grantor hereby waives any requirement that Beneficiary commence any foreclosure proceeding with respect to any or all of the Mortgaged Properties prior to enforcement of any remedies pursuant to this Section 1.20, including the right to commence and prosecute an action to appoint a receiver for rents and all other amounts due under any Leases. Grantor will, from time to time, upon request of Beneficiary, at Grantor's sole cost and expense, execute on a non-recourse basis all instruments and further assurances and all supplemental instruments and take all such actions as Beneficiary from time to time may reasonably request in order to perfect, preserve and protect the interests intended to be assigned to Beneficiary by this Section 1.20.

              1.20.8.   Satisfaction and Release

    Upon satisfaction of the requirements of Section 1.22 hereof providing for a release of the lien of this Deed of Trust, the assignment made in this
Section 1.20 and all rights hereunder assigned to Beneficiary shall cease and terminate and shall revert to Grantor.

              1.20.9.   No Obligations

    This Section 1.20 shall not be construed to bind Beneficiary or the Trustee to the performance of any of the covenants, conditions or provisions contained in any Lease or Guaranty or otherwise impose any obligation upon Beneficiary or the Trustee. Neither Beneficiary nor the Trustee shall be liable for any loss sustained by Grantor resulting from any act or omission of Beneficiary or the Trustee in managing the Property after an Event of Default. This Section 1.20 shall not operate to place any obligation or liability for the control, care, management or repair of any part of the Property upon Beneficiary or the Trustee, nor for the carrying out of any of the terms and conditions of the Leases or any Guaranty; nor shall it operate to make Beneficiary or the Trustee responsible or liable for any waste committed on the Land, including, without limitation, the presence of any Hazardous Materials, or for any negligence by any person (other than Beneficiary or the Trustee) in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing in this Section 1.20 shall be construed as constituting Beneficiary or the Trustee a "mortgagee in possession" in the absence of the taking of actual possession of the Property by Beneficiary.

              1.20.10.  Rights in Litigation and Bankruptcy

              (i) If an Event of Default shall have occurred and be continuing, Beneficiary shall have the right to proceed in its own name or in the name of Grantor in respect of any claim, suit, action or proceeding relating to the rejection of any Lease by or on behalf of any lessee thereunder, including, without limitation, the right to file and prosecute, to the exclusion of Grantor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

              (ii) If there shall be filed by or against Grantor a petition under the Bankruptcy Code, and Grantor, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Grantor shall give Beneficiary not less than fifteen
(15) days' prior notice of the date on which Grantor shall apply to the bankruptcy court for authority to reject such Lease. Beneficiary shall have the right, but not the obligation, to serve upon Grantor within such fifteen
(15) day period a notice stating that (a) Beneficiary demands that Grantor assume and assign such Lease to Beneficiary pursuant to Section 365 of the Bankruptcy Code and (b) Beneficiary covenants to cure or provide adequate assurance of future performance under such Lease. If Beneficiary serves upon Grantor the notice described in the preceding sentence, Grantor shall not seek to reject such Lease and shall comply with the demand provided for in clause (a) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Beneficiary of the covenant provided for in clause (b) of the preceding sentence.

              1.20.11.  Additional Lease Provisions

                        1.20.11.1

              Grantor covenants and agrees (i) to perform punctually all obligations and agreements to be performed by it as lessor or party thereto under any Lease, such that there will be no material and adverse impairment of the value of the Property or Beneficiary's interest under this Deed of Trust, and (ii) to do all things necessary or appropriate to compel performance by each Tenant of such Tenant's obligations and agreements under the Lease to which such Tenant is a party. Except as otherwise permitted hereunder, Grantor shall not give any notice, approval or consent or exercise any rights under or in respect of any Lease or any of such other instruments, which action, omission, notice, approval, consent or exercise of rights would release any Tenant or other party from, or reduce any Tenant's or any other party's obligations or liabilities under, or would result in the termination, surrender or assignment of, or the amendment or modification of in any material adverse respect, or would impair the validity of, any Lease or any of such other instruments, if any of the foregoing would affect any Individual Property in any material adverse respect, without the prior written consent of Beneficiary, and any attempt to do any of the foregoing without such consent shall be of no force and effect.

                        1.20.11.2

              Grantor will promptly deliver to Beneficiary a copy of any notice from any Tenant under any Material Lease (defined below), in any such case claiming that Grantor is materially in default in the performance or observance of any of the terms, covenants or conditions thereof to be performed or observed by

Grantor and Grantor will provide in each Material Lease at the Property executed after the date hereof to which Grantor is a party that any tenant delivering any such notice shall send a copy of such notice directly to Beneficiary. The term "Material Lease" as used herein shall mean (i) any Lease covering seven and one-half percent (7.5%) or more of gross leaseable area of any individual Building on any Individual Property or gross leaseable area of any individual Building on any Individual Property in an amount of at least 8,000 rentable square feet and (ii) any Lease which represents greater than five percent (5%) of income from Rents derived from any Individual Property.

                        1.20.11.3

              Grantor may, without the consent of Beneficiary, enter into any Lease after the date hereof or renew or extend any existing Lease on the following terms and conditions: (i) the Lease is written on Grantor's standard form of Lease that has been approved by Beneficiary (as revised from time to time, the "Approved Form") without any material changes to the provisions of the Approved Form relating to lender protections (including subordination, non-disturbance and attornment), defaults and remedies, (ii) the annual base rental income payable under the Lease would not exceed ten percent (10%) of the annual base rental income from the Individual Property to which such Lease relates, (iii) the Lease covers less than the greater of
(A) ten percent (10%) of the total rentable square footage in the Individual Property to which such Lease relates or (B) 8,000 rentable square feet, (iv) the Lease is for a term of not more than fifteen (15) years; provided that if the lease term extends beyond ten years by virtue of renewal options such renewal options must be at a rental rate not less than 95% of the fair market value as of the commencement of the renewal term, (v) the Lease shall be entered into in an arms length transaction and the tenant thereunder shall be a bona fide third party tenant that is not an Affiliate of Grantor, and (vi) such Lease shall not have a material adverse effect on the value of the Individual Property to which such Lease relates or the ability of Grantor to perform the Obligations. Any other Lease may be entered into or renewed or extended only with the consent of Beneficiary, which consent shall not be unreasonably withheld and which consent shall be deemed granted unless Beneficiary notifies Grantor within ten (10) Business Days of any request for such consent that it is withholding such consent.

                        1.20.11.4

              Grantor may, without the consent of the Beneficiary, amend, modify or waive the provisions of any Lease, provided that such action does not have a material adverse effect upon the value of any Individual Property, and provided further that such Lease, as amended, modified or waived, is otherwise in compliance with the requirements of this Deed of Trust (including the requirements of Section 1.20.11.3 hereof) and a duplicate original or certified copy of the amendment, modification or waiver is delivered to the Beneficiary.

                        1.20.11.5

              Grantor may, without the consent of Beneficiary, terminate or permit the early termination of any Lease (other than a Material Lease) of space or accept surrender of all or any portion of the space demised under the Lease or acquire any Lease (other than a Material Lease) or reduce the rentals reserved under or shorten the term of any Lease (other than a Material Lease) so long as such action (taking into account the planned alternative uses of the space) does not materially adversely affect the value of any of the Property (it being agreed that termination of the Lease of a Tenant that is in default, after any applicable notice and cure periods, shall be considered to be for the benefit of any of the Property) or the ability of Grantor to perform the Obligations.

                        1.20.11.6

              Grantor shall not enter into any Lease with an Affiliate of Grantor at any of the Property, unless (i) the space is for the use and occupancy of one or more of such Affiliates, and (ii) the material terms of such Lease comply with the requirements set forth in Section 1.20.11.3 hereof; provided, however, that a reasonable amount of office space not in excess of 2500 net leaseable square feet in each Building can be provided to Beneficiary for the purpose of management of such Building and the Individual Property associated therewith at less than fair market rental or at no rental, at the Grantor's discretion. Grantor shall have the right, subject to the provisions of this Deed of Trust, to acquire Leases by way of assignment, surrender, acquisition or further sublease.

                        1.20.11.7

              Upon receipt by Beneficiary of a written request from Grantor therefor, Beneficiary shall execute and deliver to the tenant under any Lease (other than a Lease to an Affiliate of Grantor) existing on the date hereof or made in accordance with the provisions of this Section 1.20.11, a non-disturbance and attornment agreement in a form reasonably satisfactory to Beneficiary.

                        1.20.11.8

              Grantor shall not receive or collect, or permit the receipt or collection of, any rental or other payments under any Lease more than one (1) month in advance of the respective period in respect of which they are to accrue, except that (i) in connection with the execution and delivery of any Lease or of any amendment to any Lease, rental payments thereunder may be collected and received in advance in an amount not in excess of one (1) month's rent and a security deposit (including advance rents as or in lieu of a security deposit) may be required thereunder (provided that such deposits are maintained in accordance with applicable Laws and in accordance with the terms of this Deed of Trust and the Assignment of Leases and Rents executed in connection herewith), (ii) Grantor may receive and collect escalation, percentage rent and other charges in accordance with the terms of each Lease and (iii) Grantor may receive and collect more than one month's rent in connection with a Tenant terminating its Lease if the termination of the Lease is permitted under this Deed of Trust.

                        1.20.11.9

              Grantor shall at all times hold monies representing security deposits under the Leases in the manner required by applicable Laws.

              1.20.12.  Assignment to Beneficiary Controlling

         The rights of Trustee in the Leases and the Rents created under Granting Clause (vi) of this Deed of Trust shall be subject to (i) the rights of Beneficiary in the Leases and the Rents created under this Section 1.20, and (ii) the rights of Beneficiary in the Leases and the Rents created under the Assignment of Rents and Leases executed in connection herewith.

         1.21. Environmental Covenants and Representations

    Except as described in any report listed on Schedule 3.21 to the Loan Agreement, Grantor represents and covenants that:

              1.21.1.

         The operations of Grantor at the Land and Improvements, and the Land and Improvements themselves, substantially comply with all applicable Environmental Laws;

              1.21.2.

         Grantor will hereafter comply with and cause the Land and Improvements to comply with and use diligent efforts to cause its employees, agents and contractors on the Land or the Improvements to comply with all applicable Environmental Laws;

              1.21.3.

         Grantor has obtained, and will hereafter maintain, all permits required by applicable Environmental Laws for the operations of Grantor at the Land and Improvements;

              1.21.4.

         Neither the Land and Improvements nor the Grantor's operations thereat or thereon is subject to any order from or agreement with any governmental authority or private party with respect to the release or threatened release of Hazardous Materials from the Land and Improvements into the environment;

              1.21.5.

         There are no pending or, to the best knowledge of the Grantor, threatened judicial or administrative proceedings alleging a violation of any Environmental Law with respect to the Land and Improvements or the Grantor's operations thereon;

              1.21.6.

         None of the Grantor's operations at the Land and Improvements is the subject of any investigation by any governmental authority evaluating whether any remedial action is needed to respond to a release or threatened release of Hazardous Materials from the Land and Improvements into the environment;

              1.21.7.

         Grantor has not filed any notice under any statute, regulation, or other governmental requirement with respect to the Land and Improvements indicating present treatment, storage or disposal of Hazardous Materials thereon; and

              1.21.8.

         Grantor has not filed any notice under any applicable statute, regulation or other governmental requirement with respect to the Land and Improvements reporting a release of any Hazardous Materials from the Land and Improvements into the environment.

         1.22. Release

              1.22.1.   Satisfaction of Obligations

    If Grantor shall pay the principal of and interest on the Mortgage Note in full at maturity or earlier as permitted in accordance with the terms of the Loan Agreement and this Deed of Trust and shall pay all other Obligations payable to Beneficiary by Grantor hereunder and under the other Loan Documents, then this Deed of Trust and all the other Loan Documents shall be discharged and satisfied or, to the extent not prohibited by law, assigned to Grantor or to any other Person at the Grantor's direction, at the Grantor's option, without representation, recourse or warranty, other than for the acts of the Beneficiary, at the expense of Grantor upon its written request, except that the indemnifications of Grantor in favor of Beneficiary set forth in Section 1.12 hereof and in the Environmental Indemnity Agreement shall survive as set forth therein. Concurrently with such release and satisfaction or assignment of this Deed of Trust and all the other Loan Documents, Beneficiary will return to Grantor the Mortgage Note and all title and other insurance policies relating to the Property and, on the written request and at the expense of the Grantor, will execute and deliver such proper instruments of release (including, without limitation, appropriate U.C.C. termination statements) as may reasonably be requested by Grantor to evidence such release and satisfaction or assignment, and any such instrument, when duly executed by Beneficiary and duly recorded in the places where this Deed of Trust and each other Security Document is recorded, shall conclusively evidence the release and satisfaction or assignment of this Deed of Trust and the other Loan Documents. Any release of this Deed of Trust with respect to the Property pursuant to Section 1.22.2 shall be effected in accordance with the same procedures specified in the immediately preceding two sentences to the extent applicable to such release.

              1.22.2.   Release of Building; Partial Releases

    Grantor shall further be entitled to partial release of the Lien hereof in the circumstances and on the conditions specified in Section 2.8, Section 2.9, Section 2.10 and Section 11 of the Loan Agreement as it relates to a particular Individual Property and to a release of the Lien hereof in the circumstances and on the conditions specified in Section 2.7 of the Loan Agreement. Beneficiary shall also grant partial releases of the Lien hereof on certain Property to be sold under Section 1.23 of this Deed of Trust, contemporaneously with such sales, provided the conditions set forth in said
Section 1.23 are satisfied.

         1.23. Transfers, Indebtedness and Subordinate Liens

              1.23.1.   Transfers

              (i) Unless such action is permitted by the provisions of this Section 1.23, Grantor will not (1) sell, assign, convey, transfer or otherwise dispose of or encumber the Property or any of the Grantor's right, title or interest therein, (2) mortgage, hypothecate or otherwise encumber or grant a security interest in all or any part of the Property, (3) file a declaration of condominium with respect to any of the Property or (4) permit the transfer or assignment of any interest in the Grantor.

              (ii) Notwithstanding the provisions of Section 1.23.1(i), Grantor may transfer or dispose of Fixtures that are either being replaced or that are no longer necessary in connection with the operation of the Property free from the interest of Beneficiary under this Deed of Trust, PROVIDED that such transfer or disposal will not adversely affect the value of any of the Property, and will not materially impair the utility of any of the Property, in either case as a result thereof, and PROVIDED that any new Fixtures acquired by Grantor (and not so disposed of) shall be subject to the interest of Beneficiary under this Deed of Trust (unless leased to the Grantor, in which case the Grantor's interest in such lease shall be collaterally assigned to the Beneficiary). Beneficiary shall, from time to time, upon receipt of a certificate of an officer of the General Partner requesting the same and confirming satisfaction of the conditions set forth above, execute a written instrument in form reasonably satisfactory to it to confirm that such Fixtures which are to be, or have been, sold or disposed of are free from the interest of Beneficiary under this Deed of Trust.

              1.23.2.   Indebtedness

    Grantor shall not incur, create or assume any Indebtedness other than Permitted Debt (as defined in the Loan Agreement).

              1.23.3.   Additional Permitted Transfers

    Notwithstanding the foregoing provisions of this Section 1.23.1, Grantor without the consent of Beneficiary may (i) make transfers of portions of the Property (by sale, ground lease, subordination of fee interest to a leasehold mortgage, sublease or other conveyance of any interest) to any federal, state or local government or any political subdivision thereof in connection with (and in lieu of) Takings of any portion of the Property for dedication or public use (and proceeds of any such transfer shall be deemed to be an Award subject to the provisions of Section 1.9 hereof), and (ii) dedicate portions of the Property or grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for traffic circulation, ingress, egress, parking, access, water and sewer lines, telephone and telegraph lines, electric lines or other utilities or for other similar limited purposes benefiting the Property, PROVIDED, that no transfer, conveyance or other encumbrance set forth in the foregoing clauses (i) and
(ii) shall impair the utility and operation of any Individual Property, adversely affect the value of any Individual Property, or cause any Individual Property to be in violation of any applicable laws in each case taken as a whole. Beneficiary hereby agrees to execute and deliver any instrument reasonably necessary or appropriate to evidence any desired consent to said action and, in the case of any transfers of fee interests referred to in clauses (i) or (ii) of the first sentence of this Section 1.23.3, to release the portion of the Land affected by such Taking or such transfer from the Lien of this Deed of Trust upon receipt by Beneficiary of:

              (1)  a copy of the instrument of transfer;

              (2)  a certificate of an officer of the General Partner stating
         (x) with respect to any Taking, the consideration, if any, being paid for the transfer and (y) that such transfer does not materially impair the utility and operation of the Land, reduce its value or cause any Individual Property to be in violation of any applicable laws, including laws relating to the number of parking spaces at the applicable Building; and

              (3) as to any Taking or transfers under clauses (i) or (ii), an endorsement to Beneficiary's title insurance policy insuring that the priority of the Lien of this Deed of Trust is unaffected by reason of the fact that a portion of the Land has been released from the Lien of this Deed of Trust, the cost of any such endorsement to be paid for by the Grantor.

    All proceeds from any Takings shall be applied in accordance with the provisions of Section 1.9 hereof.

              1.23.4.   Delivery of Documents to the Beneficiary

    No more than fifteen (15) days after the completion of any transaction subject to this Section 1.23, Grantor shall provide Beneficiary with copies of executed deeds, mortgages and such other similar closing documents as may be reasonably requested by Beneficiary.

         1.24. Utility Services

    Grantor will pay or cause to be paid when due all charges for all public or private utility services, all public or private highway services, all public or private communication services and all sprinkler systems and protective services at any time rendered to or in connection with the Property or any part thereof and which are incurred by or on behalf of Grantor.

                                  ARTICLE II

2.  EVENTS OF DEFAULT

    Grantor hereby agrees that the occurrence of any one or more of the following shall constitute an Event of Default ("Event of Default") under this Deed of Trust, entitling the Beneficiary, its successors and assigns, to exercise the remedies set forth in Article III hereof, and any other remedies available at law, in equity, or under the other Security Documents:

         2.1. Payment Default

         (a) Failure by Grantor to make any payment of principal, interest, Defeasance Deposit or Yield Maintenance Payment due on the Mortgage Note when the same shall become due and payable (whether at maturity, on a date fixed for any payment or prepayment thereof, upon acceleration or otherwise) or (b) failure by Grantor to make any other payment required under the Mortgage Note, this Deed of Trust, or any other Loan Document when due; or

         2.2. Material Breach of Representation and Warranty

    Any representation or warranty made by Grantor in this Deed of Trust or any other Loan Document shall fail to have been true in any material and adverse respect when made, which failure remains uncured for a period of thirty (30) days after receipt of written notice of such failure; PROVIDED, HOWEVER, that it shall not be an Event of Default if such failure is curable but is not reasonably capable of being cured within such 30-day period but Grantor shall have promptly commenced to cure within such 30-day period and thereafter diligently pursues such cure to completion (but in no event later than 180 days after receipt of such written notice); or

         2.3. Material Breach of Covenant

    Grantor shall fail to perform or comply in any material and adverse respect with any non-monetary term, covenant or condition imposed in this Deed of Trust or any other Loan Document, (a) which failure remains uncured for a period of thirty (30) days after the Grantor's receipt of written notice of such failure, or (b) in the case of any failure or breach of covenant relating to the payment of taxes or maintenance of insurance as provided herein, which failure remains uncured for a period of ten (10) days after receipt of written notice by Grantor of such failure; PROVIDED, HOWEVER, that, in the case of clause (a), it shall not be an Event of Default if such failure is curable but is not reasonably susceptible of being cured within such 30-day period but Grantor promptly commences to cure within such 30-day period and thereafter diligently pursues such cure to completion (but in no event later than 180 days after receipt of such written notice);

         2.4. Event of Default Under Loan Agreement

    The occurrence of an "Event of Default" under the Loan Agreement; or

         2.5. Ground Lease

    The occurrence and continuation of an event of default (after the expiration of any applicable grace periods) of Grantor under any Ground Lease.

                                 ARTICLE III

3.  REMEDIES

         3.1. Legal Proceedings; Cost of Enforcement

              3.1.1.    Legal Proceedings

    If an Event of Default shall have occurred and be continuing, Beneficiary or the Trustee may institute proceedings for the complete or partial foreclosure of this Deed of Trust or take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Mortgage Note or in this Deed of Trust (without being required to foreclose this Deed of Trust), or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Beneficiary shall elect.

              3.1.2.    Cost of Enforcement

    Grantor shall pay within ten (10) days after written demand therefor all costs and expenses (including, without limitation, attorneys' fees and charges) incurred by or on behalf of Beneficiary or the Trustee in enforcing or sustaining the lien of this Deed of Trust or the priority thereof, the Mortgage Note, or any and all other Loan

Documents, or occasioned by any Event of Default. Such costs and expenses shall constitute Obligations secured by this Deed of Trust, payable on demand and shall bear interest at the Default Interest Rate from the time of demand until paid.

         3.2. Acceleration

    If an Event of Default shall have occurred and be continuing, regardless of the pendency of any proceeding which has or might have the effect of preventing Grantor from complying with the terms of this Deed of Trust, the Mortgage Note, or any other Loan Document, then, in any such event, the entire unpaid amount of the indebtedness evidenced by the Mortgage Note, this Deed of Trust or any other Loan Documents, and any other unpaid sum secured by this Deed of Trust, shall, at the option of Beneficiary become immediately due and payable in full without presentment, demand, protest or notice, all of which are hereby waived by Grantor (except to the extent notice is expressly required herein) and shall thereafter bear interest at the Default Interest Rate.

         3.3. Right to Perform Grantor's Covenants, Etc.

    If Grantor shall fail to make any payment or perform any act required to be made or performed under this Deed of Trust, the Mortgage Note, or any other Loan Document, within ten (10) days after written notice thereof (or such shorter notice as shall be required to avoid a material impairment in the value of the Property or in the Beneficiary's security, and without notice where required to avoid such impairment), Beneficiary (or the Trustee at the request of the Beneficiary, as applicable), without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) make such payment or perform such act for the account, and at the expense, of Grantor and may enter upon the Property or any part thereof for such purpose and take all such actions thereon as, in the reasonable opinion of the Beneficiary, may be necessary or appropriate therefor. All sums so paid by Beneficiary or the Trustee and all costs and expenses (including, without limitation, reasonable attorneys' fees and charges) so incurred, shall constitute part of the Obligations secured by this Deed of Trust and shall be paid by Grantor to Beneficiary or the Trustee upon demand and, if not so paid within ten (10) days after demand, shall thereafter bear interest at the Default Interest Rate.

         3.4. Possession Upon Default

              3.4.1.    Surrender or Taking of Possession

    If an Event of Default shall have occurred and be continuing, the Grantor, upon demand of the Beneficiary, shall forthwith surrender to Beneficiary or to the Trustee, as applicable, the actual possession of the Property or any part thereof from time to time (without limit as to the number of times) as may be designated by Beneficiary or the Trustee and, to the extent permitted by law, Beneficiary or the Trustee may enter and take possession of all or any such part of the Property and may exclude Grantor and the Grantor's agents and invitees wholly therefrom. If Grantor shall fail to surrender to Beneficiary or to the Trustee, as applicable, the actual possession of such Property upon demand, then Beneficiary or the Trustee, to the extent permitted under applicable law, without further notice, may (1) enter upon and take possession of the Property or any part thereof by force, summary proceedings, ejectment or otherwise; (2) remove Grantor and all other persons from the Property; and (3) remove from the Property any and all property owned by third parties (so long as reasonable measures for the safekeeping of such third party property are taken).

              3.4.2.    Entering into Possession

    Upon every such entering and taking of possession, Beneficiary or the Trustee, as applicable, may hold, store, use, operate, manage, control, and maintain the Property and conduct the business thereof, which right shall include, without limitation, the right to (1) make all necessary and proper repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase and otherwise acquire additional fixtures, personalty, and other property as may be necessary to preserve, maintain or restore the value thereof to the condition required herein or in any other Loan Document; (2) insure the Property or keep the Property insured; (3) manage and operate the Property and exercise all the rights and powers of the Grantor, in its name or otherwise, with respect to the Property; and (4) enter into any agreements with respect to the exercise by others of any of the powers herein granted to Beneficiary or the Trustee, all as Beneficiary or the Trustee may from time to time determine to be necessary or desirable. Beneficiary or the Trustee also may collect and receive all of the earnings, income, rents, profits, issues and revenues of the Property or any part thereof, including those past due as well as those accruing thereafter; PROVIDED, HOWEVER, that any amount so received by Beneficiary or the Trustee shall be applied as provided in
Section 3.12 hereof. Beneficiary or the Trustee shall not be liable for or by reason of any such entry, taking of possession or removal, or holding, operation or management, except for liability arising out of the gross negligence or willful misconduct of the Beneficiary, the Trustee, or the agents, officers, directors or employees of Beneficiary or the Trustee. All sums expended by Beneficiary or the Trustee pursuant to this Section 3.4.2, including any such amount in excess of the principal amount of the Mortgage Note, shall be deemed to have been advanced to Grantor by the Beneficiary, shall be secured by this Deed of Trust and shall be paid by Grantor to Beneficiary upon demand therefor and, if not so paid within ten (10) days after written demand, shall thereafter bear interest at the Default Interest Rate.

              3.4.3.    Satisfaction of Default

    Whenever all Events of Default have been cured and satisfied, Beneficiary may, in its sole and absolute discretion, upon receipt of a written request therefor from Grantor, surrender possession or direct the Trustee, to surrender possession of the Property to Grantor, provided that the right of Beneficiary or the Trustee, as applicable, to take possession of the Property from time to time pursuant to Section 3.4.1 shall continue to exist unimpaired and undiminished if any subsequent Event of Default shall occur and be continuing.

         3.5. Sale of Property

         Beneficiary or the Trustee may cause the Property and all estate, right, title and interest, claim and demand therein, or any part thereof to be sold as follows:

              3.5.1.

         Beneficiary may proceed as if all of the Property were real property, in accordance with Section 3.5.4 below, or Beneficiary may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the premises without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with Section 3.5.3 below, separate and apart from the sale of real property, with the remainder of the Property being treated as real property.

              3.5.2.

         Beneficiary may cause any such sale or other disposition to be conducted immediately following the expiration of any grace period, if any, herein provided (or required by law) or Beneficiary may delay any such sale or other disposition for such period of time as Beneficiary deems to be in its best interest. Should Beneficiary desire that more than one such sale or other disposition be conducted, Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Beneficiary may deem to be in its best interest.

              3.5.3.

         Should Beneficiary elect to cause any of the Property to be disposed of as personal property as permitted by Section 3.5.1 above, it may dispose of any part thereof in any manner now or hereafter permitted by Division 9 of the U.C.C. or in accordance with any other remedy provided by law. Both Grantor and Beneficiary shall be eligible to purchase any part of all of such property at any such disposition. Any such disposition may be either public or private as Beneficiary may so elect, subject to the provisions of the UCC. Beneficiary shall give

Grantor at least five (5) days prior written notice of the time and place of any public sale or other disposition of such property or of the time at or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Grantor it shall constitute reasonable notice to Grantor.

                   3.5.4.

         Should Beneficiary elect to sell the Property which is real property or which Beneficiary has elected to treat as real property, upon such election Beneficiary or the Trustee shall give such Notice of Default and Election to Sell (a "Notice of Sale") as may then be required by law. Thereafter, upon the expiration of such time and the giving of such Notice of Sale as may then be required by law, the Trustee, at the time and place specified in the Notice of Sale, shall sell such Property, or any portion thereof specified by Beneficiary, at public auction to the highest bidder for cash in lawful money or the United States, subject, however, to the provisions of Section 3.5.5 below. Beneficiary may, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor. If the Property consists of several lots or parcels, Beneficiary may designate the order in which such lots or parcels may be offered for sale or sold, and may direct that such property be sold in one parcel, as an entirety, or in such parcels as Beneficiary, in its sole discretion, may elect. Grantor expressly waives any right which it may have to direct the order in which any of the Property shall be sold, and its rights, if any, to require that the Property be sold as separate tracts, lots, units or parcels. Any person, including Grantor, the Trustee or Beneficiary, may purchase at the sale. Upon any sale, the Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession.

              3.5.5.

         Upon any sale of the Property, whether made under a power of sale herein granted or pursuant to judicial proceedings, if the holder of the Mortgage Note is a purchaser at such sale, it shall be entitled to use and apply all or any portion of the indebtedness then secured hereby for or in settlement or payment of all or any portion of the purchase price of the property purchased.

              3.5.6.

         In the event of a sale or other disposition of any such Property or any part thereof, and the execution of a deed or other conveyance pursuant thereto, the recitals in the deed or deeds of facts (such as of a default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchaser, payment of purchase money, and any other fact affecting the regularity or validity of such sale or disposition) shall be conclusive proof of the truth of such facts; and any such deed or conveyance shall be conclusive against all persons as to such facts recited therein.

         3.6. Appointment of Receiver

    Beneficiary shall be entitled, as a matter of strict right, without notice and upon ex parte application, and without regard to the value or occupancy of the security, or the solvency of Grantor, or the adequacy of the Property or other collateral as security for the Mortgage Note, to have a receiver appointed to enter upon and take possession of the Property, collect the Rents and apply the same as the court may direct, such receiver to have all the rights and powers permitted under the laws of the jurisdiction in which the Property is located. Grantor hereby waives any requirements on the receiver or Beneficiary to post any surety or other bond. Beneficiary or the receiver may also take possession of, and for these purposes use, any and all personalty which is a part of the Property and used by Grantor in the rental or leasing thereof or any part thereof. The expense (including the receiver's fees, counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be secured by this Indenture. To the extent not prohibited by applicable law, Beneficiary shall (after payment of all costs and expenses incurred) apply such Rents received by it in the order set forth in Section 3.12 of this Deed of Trust. The right to enter and take possession of the Property, to manage and operate the same, and to collect the Rents, whether by receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and many be exercised concurrently therewith or independently thereof. Beneficiary shall be liable to account only for such Rents actually received by Beneficiary.

         3.7. Trustees Authorized to Execute Deeds, Etc.

    Grantor irrevocably appoints the Trustee its true and lawful attorneys-in-fact, with full power of substitution, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement of this Deed of Trust pursuant to foreclosure or power of sale or otherwise, to execute and deliver all such certificates, deeds, bills of sale, assignments, and other instruments as the Trustee may reasonably consider necessary or appropriate. Grantor hereby ratifies and confirms all that such attorneys-in-fact or any substitute therefor shall lawfully do by virtue hereof. Nevertheless, if so requested by the Trustee or any purchaser, Grantor shall ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to the Trustee or such purchaser all proper certificates, deeds, bills of sale, assignments, releases, and other instruments as may reasonably be designated in any such request.

         3.8. Purchase of the Property by the Beneficiary

    Beneficiary may be a purchaser of the Property or of any part thereof or of any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise hereunder (subject to applicable provisions of the U.C.C.), and may apply upon the purchase price the indebtedness secured hereby owing to the Beneficiary. Beneficiary shall, upon any such purchase, acquire good title to the properties so purchased, free of the lien of this Deed of Trust and, to the fullest extent permitted by applicable law, free of all rights of redemption in Grantor and free of all liens and encumbrances subordinate to this Deed of Trust.

         3.9. Foreclosure of Personalty

    Upon the occurrence and during the continuation of an Event of Default, should Beneficiary or the Trustee, as applicable, elect to cause any of the Property to be disposed of as personal property because the same consists of a right of action or property that can be severed from the Land or the Improvements without causing material damage thereto, Beneficiary, or the Trustee, as applicable, may dispose of all or any part thereof in any manner now or hereafter permitted under the U.C.C. or in accordance with any other remedy provided by law. Any such disposition may be conducted by an employee or agent of Beneficiary or the Trustee. Beneficiary or the Trustee shall be entitled to purchase any part or all of such property at such disposition. Any such disposition may be by public or private sale as Beneficiary or the Trustee may so elect, subject to the provisions of the U.C.C. Beneficiary shall have all the rights and remedies of a secured party under the U.C.C. Expenses of retaking, holding, preparing for sale, selling or the like shall include Beneficiary's and the Trustee's attorneys' and accountants' fees and charges. Upon the occurrence and during the continuation of any Event of Default, the Grantor, upon demand of Beneficiary or the Trustee shall assemble such personal property and make it available to Beneficiary and the Trustee at any of the Land, or at a place which is deemed to be reasonably convenient to Beneficiary or the Trustee. It is agreed that ten (10) days' prior written notice to Grantor of the time and place of any public sale or other disposition of such property or the time at or after which any private sale or any other intended disposition is to be made shall constitute commercially reasonable notice.

         3.10.     Receipt a Sufficient Discharge to Purchaser

    Upon any sale of the Property or any part thereof or any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, the receipt of the officer making the sale under judicial proceedings or of the Trustee or auctioneer in the event of a private sale shall be sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obligated to see to the application thereof.

         3.11. Sale Shall be a Bar Against Grantor

    The sale of all or any portion of the Property in connection with the exercise of remedies under this Deed of Trust after the Mortgage Note becomes due and payable, whether at maturity, by declaration of acceleration or by automatic acceleration after an Event of Default or otherwise, shall, upon the expiration of any applicable redemption period, to the full extent legally permitted, forever be a perpetual bar against Grantor asserting any claim to title to such portion of the Property so sold.

         3.12. Application of Proceeds of Sale and Other Monies

    The proceeds of any sale of the Property or of any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, together with any other monies at any time held by Beneficiary or the Trustee, as applicable, pursuant to this Deed of Trust, the Mortgage Note, or any Loan Document, shall, unless otherwise elected by Beneficiary in its sole discretion or unless otherwise required by applicable law, be applied in the manner and in the order set forth in Section 2.4.3 of the Loan Agreement.

         3.13 Remedies Cumulative

    Each of the rights, powers, and remedies provided herein are intended and are hereby deemed to be cumulative, concurrent and in addition to, and not in limitation of, those rights, powers, and remedies provided elsewhere hereunder or in any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise. If the Obligations are secured by more than one property, lot, or parcel pursuant to this Deed of Trust, or any other Deed of Trust or Security Document, and if this Deed of Trust or any other Security Document is foreclosed upon, or if Beneficiary or the Trustee shall exercise the power of sale or any other remedy granted herein, execution may be made upon, or Beneficiary or the Trustee may exercise their power of sale against, any one or more of the properties, lots or parcels and not upon the others, or upon all of such properties or parcels, either together or separately, and at different times or at the same, and sales or sales by advertisement may likewise be conducted separately or concurrently, in each case at the Beneficiary's or the Trustee's election. In the event of a foreclosure of this Deed of Trust or any other Security Document, the obligations then due shall not be merged into any decree of foreclosure entered by the court, and Beneficiary or the Trustee may concurrently or subsequently seek to foreclose one or more other Security Document which also secure said Obligations listed hereby or thereby.

         3.14. No Waiver, Etc.

    No failure by Beneficiary or the Trustee to insist upon the strict performance of any term hereof or to exercise any right, remedy, power or privilege provided herein or by statute or at law or in equity or otherwise, nor delay therein, shall constitute a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The waiver of any Event of Default hereunder shall not impair the rights of Beneficiary or the Trustee to enforce any concurrent or future Event of Default, whether similar or dissimilar to the Event of Default waived, or otherwise affect or alter this Deed of Trust, which shall continue in full force and effect.

         3.15. Cross-Collateralization; Waiver of Marshalling, Appraisal, Valuation

    Grantor acknowledges that the Obligations are secured by this Deed of Trust, an Assignment of Leases and Rents and various other documents or instruments securing or evidencing the Loan. Upon the occurrence of an Event of Default, Beneficiary shall have the right to institute a proceeding or proceedings for the total or partial foreclosure of this Deed of Trust and any or all of the other Security Documents, whether by court action, power of sale or otherwise, under any applicable provisions of law, for all of the indebtedness secured by the Security Documents or the portion of such indebtedness allocated to the Property, and the liens and the security interests created by the Security Documents shall continue in full force and effect as to the Buildings (and the property related thereto) not foreclosed, without loss of priority securing that portion of the indebtedness then due and payable and still outstanding. Grantor acknowledges that the Buildings are located in two (2) different counties in the State of California and agrees that, subject to Section 3.5 of this Deed of Trust, upon the occurrence and during the continuation of an Event of Default hereunder Beneficiary shall be entitled to enforce payment of the indebtedness secured by the Security Documents and the performance of any term, covenant or condition of the Security Documents and exercise any and all rights and remedies under the Security Documents or as provided by law or at equity, by one or more proceedings, whether contemporaneous, consecutive or both, to be determined by Beneficiary in its sole discretion, in any one or more counties in which the Buildings are located. Neither the acceptance of this Deed of Trust or the other Security Documents nor the enforcement thereof in any one state, whether by court action, foreclosure, power of sale or otherwise, shall prejudice or in any way limit or preclude enforcement by court action, foreclosure, power of sale or otherwise, of the Mortgage Note, this Deed of Trust or the other Security Documents through one or more additional proceedings in that state or in any other state. Any and all sums received by Beneficiary under the Mortgage Note, this Deed of Trust or the other Security Documents shall be applied toward the repayment of the Obligations in such order and priority as Beneficiary shall determine, consistent with the requirements of the Security Documents, but otherwise without regard to the Allocated Loan Amount applicable to each Individual Property or the appraised value of any of the Individual Properties. Grantor hereby waives all rights, legal and equitable, it may now or hereafter have to require marshalling of assets or to require, upon foreclosure, sales of assets in a particular order. Each successor and assign of the Grantor, including a holder of a Lien subordinate to the Lien created hereby (without implying that Grantor has, except as expressly provided herein, a right to grant an interest in, or a subordinate Lien on, any of the Property), by acceptance of its interest or Lien agrees that it shall be bound by the above waiver, to the same extent as if such holder gave the waiver itself. Grantor also hereby waives, to the full extent it may lawfully do so, the benefit of all laws providing for rights of appraisal, valuation, stay or extension or of redemption after foreclosure now or hereafter in force.

    GRANTOR HEREBY EXPRESSLY (i) WAIVES ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA LAW TO REPAY THE MORTGAGE NOTE, IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MORTGAGE NOTE, AND (ii) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF ALL OR ANY PORTION OF THE PRINCIPAL AMOUNT OF THE MORTGAGE NOTE IS MADE INCLUDING WITHOUT LIMITATION UPON OR FOLLOWING ANY ACCELERATION OF THE MORTGAGE NOTE BY BENEFICIARY ON ACCOUNT OF ANY DEFAULT BY GRANTOR INCLUDING, WITHOUT LIMITATION, ANY TRANSFER, DISPOSITION, OR FURTHER ENCUMBRANCE PROHIBITED OR RESTRICTED BY THIS DEED OF TRUST, THEN GRANTOR HEREBY DECLARES THAT (1) EACH OF THE FACTUAL MATTERS SET FORTH IN THIS PARAGRAPH IS TRUE AND CORRECT, (2) BENEFICIARY'S AGREEMENT TO MAKE THE LOAN EVIDENCED BY THE MORTGAGE NOTE CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT, AND HAS BEEN GIVEN INDIVIDUAL WEIGHT BY GRANTOR AND BENEFICIARY, (3) GRANTOR IS A SOPHISTICATED AND KNOWLEDGEABLE REAL ESTATE INVESTOR WITH COMPETENT AND INDEPENDENT LEGAL COUNSEL AND (4) GRANTOR FULLY UNDERSTANDS THE EFFECT OF THIS WAIVER AND AGREEMENT.

                                   --------------------
                                   GRANTOR INITIALS

                                  ARTICLE IV

4.  CONCERNING TRUSTEES

         4.1. Acts of One Trustee Valid

    In the event at any time there is more than one Trustee hereunder, any Trustee may act without the joining of any other Trustee under any provision of this Deed of Trust with the same effect as if all Trustees under this Deed of Trust acted jointly, and the act of any Trustee acting separately shall be binding and conclusive upon all Trustees and all other parties in interest.

         4.2. Removal and Substitution of Trustees

    In the event at any time there is more than one Trustee hereunder, any Trustee or any successor Trustee hereunder may at any time resign as a Trustee or successor Trustees under this Deed of Trust upon the delivery of written notice of such resignation to the Beneficiary. Beneficiary shall have, and is hereby granted by Grantor, with warranty of further assurances, the irrevocable power to remove the Trustees or any of them, without cause and without specifying the reason therefor, by delivering a written instrument or instruments to such effect to the Trustees and, if required by law, to Grantor, and to appoint a successor Trustee or Trustees by delivering a written instrument or instruments to such effect to such successor Trustee or Trustees and by filing a substitution of trustee for recordation in the office where this Deed of Trust is recorded. Such power of removal and appointment may be exercised as often and whenever Beneficiary deems it advisable, and the exercise of such power, no matter how often exercised, shall not be an exhaustion thereof. Upon the recordation of such deed or deeds of appointment, the Trustee or Trustees so appointed shall thereupon, without any further act or deed or conveyance, be fully vested with identically the same title and estate in and to the Property and with all of the rights, powers, trusts and duties of their, his or its predecessors in the trust hereunder, with like effect as if originally named as the Trustee or one of the Trustees hereunder. After the recordation of such deed or deeds of appointment, the Trustee or Trustees who have been removed shall, at the expense of the Grantor, duly assign, transfer, and deliver to such successor Trustee or Trustees all monies at the time held hereunder by such Trustee or Trustees who have been removed, and shall execute and deliver such proper instruments as reasonably may be requested by Beneficiary or the successor Trustee or Trustees to evidence such assignment, transfer, and delivery. Whenever in this Deed of Trust reference is made to the Trustees or a Trustee, it shall be construed to mean the Trustees or the Trustee for the time being, whether original or successor or successors in trust and, as the context may require, to any one of such Trustees acting alone.

         4.3. Trustee's Compensation, Expenses, Etc.

    Trustee shall be entitled to reasonable compensation for all services rendered or expenses incurred in the administration or execution of the trust hereby created in an amount not to exceed the maximum amount permitted by law and Grantor hereby agrees to pay same.

                                  ARTICLE V

5.  MISCELLANEOUS

         5.1. Notices

    All notices, requests and demands to or upon the respective parties hereto shall be in writing (except as is otherwise specifically provided in this Deed of Trust) and shall be deemed to have been duly given or made when received (or when delivery thereof is refused by the intended recipient) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, sent by facsimile transmission with confirmation of receipt or delivery, sent by nationally recognized overnight courier, or delivered by hand, addressed or directed as follows (or to such other address or facsimile transmission number as may be hereafter designated in writing by the respective parties hereto):

         if to Grantor:     Arden Realty Finance Partnership, L.P.
                            9100 Wilshire Boulevard
                            East Tower, Suite 700-B
                            Beverly Hills, California  90212
                            Attention:  Diana M. Laing
                            Fax:  (310) 274-6218

         if to Beneficiary: Lehman Brothers Realty Corporation
                            Three World Financial Center
                            New York, New York 10285
                            Attention:  Commercial Mortgage Loan Surveillance
                            Fax:  (212) 528-6659

         if to Trustee:     First American Title Insurance Company
                            114 East Fifth Street
                            Santa Ana, California 92702
                            Attention:  Tom Zowarka
                            Fax:  (714) 541-4702

         The Grantor, Beneficiary or the Trustee may from time to time, by notice in writing served upon the others as described above, designate a different mailing address to which all such notices or demands or communications are thereafter to be addressed and delivered.

         Grantor hereby requests that a copy of any notice of default and every notice of sale hereunder be mailed to it as provided by law at Grantor's address set forth in this Section 5.1.

         5.2. Invalidity of Any Provision; Entire Agreement

    All rights, powers and remedies provided herein may be exercised only to the extent the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. The invalidity of any one or more phrases, sentences, clauses, paragraphs or Sections hereof shall not affect the remaining portions of this Deed of Trust or any part thereof. In the event that one or more of the phrases, sentences, clauses, paragraphs or Sections contained herein shall be invalid, or would operate to render this Deed of Trust invalid, this Deed of Trust shall be construed as if such invalid phrase or phrases, sentence or sentences, clause or clauses, paragraph or paragraphs or Section or Sections had not been inserted. This Deed of Trust including the Exhibits hereto, and the other documents and instruments referred to herein or delivered pursuant hereto, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior or written agreements, commitments or understandings with respect to such matters.

         5.3. Amendment

    This Deed of Trust shall not be amended, altered, modified, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of such amendment, alteration, modification, waiver, discharge or termination is sought.

         5.4. Parties Bound and Benefited

    This Deed of Trust shall be binding upon and be enforceable against Grantor and Beneficiary and their respective successors and assigns, and shall be enforceable by and inure to the benefit of Beneficiary and its successors and assigns, and Grantor and its successors and permitted assigns.

         5.5. Effect of Renewal, Amendment, Waiver, Etc.

    The Beneficiary, at its option, may at any time renew or extend this Deed of Trust or the Mortgage Note or any other obligation secured hereby or, with the consent of the Grantor, alter or modify the same in any way, and may waive any of the covenants and conditions of the Mortgage Note or this Deed of Trust imposing obligations on the Grantor, in whole or in part, either at the request of Grantor or any other person then having an interest in the Property or in any way liable on the indebtedness secured hereby, and may take other security for said indebtedness or release any portion of the Property covered hereby, or release any party primarily or secondarily liable on the Mortgage Note or hereunder or on any such other security, and may grant extensions or indulgences in relation to the Mortgage Note and this Deed of Trust and the payment thereof, or may apply to the principal or interest of the indebtedness or other sums secured hereby any part or all of the proceeds obtained by sale or otherwise as herein provided, without resort or regard to any other security, all without in any way releasing Grantor from any of the covenants, agreements or conditions of the Mortgage Note, this Deed of Trust or any other Loan Document or affecting the lien hereof or thereof on the Property or impairing Beneficiary's or the Trustee's ability to proceed against the Grantor's interests in the Property in such manner and at such times as Beneficiary may see fit, upon the occurrence and during the continuation of an Event of Default.

         5.6. Estoppel Certificates

         (a) If requested by Beneficiary or the Trustee Grantor will furnish Beneficiary or the Trustee within fifteen (15) days after written demand therefor, an estoppel certificate or a written statement which shall set forth the amount due under the Mortgage Note (whether of principal, interest or any other amount) and shall indicate whether any offsets or defenses exist against the payment of the indebtedness secured hereby and, if any offsets or defenses are alleged to exist, a detailed description of such alleged offsets or defenses and the amount or amounts thereof.

         (b) Grantor shall use its best efforts to deliver to the Beneficiary, promptly upon request, duly executed estoppel certificates from any one or more Tenants as required by Beneficiary attesting to such facts regarding the Leases as Beneficiary may require, including but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

         5.7. Headings

    Article, Section and subsection headings contained in this Deed of Trust are inserted for convenience of reference only, shall not be deemed to be a part of this Deed of Trust for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         5.8. Pronouns

    All pronouns and other words and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity or the context may require.

         5.9. Governing Law; Service of Process

         (a) This Deed of Trust, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York, except that, for purposes of determining the creation, validity, priority and enforcement of the Lien created hereby and the exercise of remedies hereunder in connection with such Lien, the law of the State in which the Land is located shall govern.

         (b) Grantor will maintain a place of business or an agent for service of process in New York, New York and give prompt notice to Beneficiary of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Grantor further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Grantor available to be served, and if it at that time has no place of business in New York, New York, then Grantor irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

         (c) Grantor initially and irrevocably designates CT Corporation System with offices on the date hereof at 1633 Broadway, New York, New York 10019, to receive for and on behalf of Grantor service of process in New York, New York with respect to this Deed of Trust.

         5.10. Waiver of Jury Trial

    THE PARTIES HERETO WAIVE ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER, UNDER THE MORTGAGE NOTE, OR UNDER ANY LOAN DOCUMENT RELATING TO ANY OF THE FOREGOING.

         5.11. Limitation of Liability

    Notwithstanding any contrary provision in any of the Loan Documents, it is hereby expressly agreed that, except as otherwise provided in this Section
5.11 or in any Section of any Loan Document that is substantially similar to this Section 5.11, there shall be no recourse to the assets of Grantor (other than against the Property and any other property given as security for payment of the Mortgage Note) for (i) the payment of principal, interest, Defeasance Deposits, Yield Maintenance Payments or other charges hereunder or under the Mortgage Note or for any other amount that is or may become due and owing to Beneficiary by Grantor under this Deed of Trust or any of the other Loan Documents or (ii) the performance or discharge of any covenant or undertaking hereunder or under the other Loan Documents, and in the event of any Event of Default hereunder or thereunder, Beneficiary agrees to proceed solely against the Property and any other property given as security for payment of the Mortgage Note, and Beneficiary shall not seek or claim recourse against Grantor or the General Partner (other than against the Property and any other property given as security for payment of the Mortgage
Note) for any deficiency or for any personal judgment after a foreclosure of the lien of this Deed of Trust or other Security Documents or for the performance or discharge of any covenants or undertakings of Grantor hereunder or under any of the other Loan Documents (except that Grantor may be made a party to a proceeding to the extent legally necessary for the conduct of a foreclosure or the exercise of other similar remedies under this Deed of Trust or other Security Documents). Notwithstanding the foregoing, nothing contained in this Section 5.11 shall relieve Grantor or the General Partner of any personal liability for any loss, cost, expense, damage or liability arising or resulting from (A) any breach of any representation or warranty made by Grantor in this Deed of Trust that was materially incorrect when made and that was made with fraudulent intent, (B) any amount paid or distributed to the General Partner, Arden OP, the Manager or any Affiliate of any of them in violation of the provisions of the Loan Documents, (C) fraud or breach of trust including misapplication of Loan proceeds or Awards or other sums that are part of the Property that may come into the possession or control of Grantor or the General Partner or any Affiliate of any of them,
(D) liability of such person under the Environmental Indemnity Agreement or
(E)
following the occurrence of a Lockbox Event, the willful failure of Grantor to instruct tenants of the Mortgaged Properties to make payments of Rents into the Lockbox Account or the failure of Grantor or the Manager to deposit payments of Rents received by Grantor or the Manager into the Lockbox Account promptly upon receipt thereof. It is hereby expressly agreed that neither the General Partner nor any director, officer, shareholder, partner or employee of Grantor or the General Partner, nor the legal or personal representative, successor or assign of any of the foregoing, nor any other principal of Grantor or the General Partner, whether disclosed or undisclosed, shall have any personal liability under this Deed of Trust or any of the other Loan Documents, except as personal liability may be specifically imposed upon the General Partner in accordance with clauses (A),
(B), (C), (D) and (E) of this Section 5.11 and in no event shall any limited partner of Grantor have any liability whatsoever with respect to the Loan or any monetary obligations with respect thereto, or any of the matters described in clause (A), (B), (C), (D) or (E) above. It is the intention of the parties hereto that this Section 5.11 shall govern every other provision of the Loan Documents and that the absence of explicit reference to this
Section 5.11 in any provision of the Loan Documents or the absence of any Section similar to this Section 5.11 in any Loan Document shall not be construed to deny the application of this Section 5.11 to such provision, notwithstanding the presence of explicit reference to this Section 5.11 in other provisions of the Loan Documents.

         5.12 Assignment to Finance Trustee

              5.12.1    Anticipated Assignment

    Grantor acknowledges and agrees that, without limiting Beneficiary's rights otherwise to assign this Deed of Trust and all other Loan Documents, this Deed of Trust may be assigned together with all other Loan Documents, and along with mortgage loans made to other borrowers, to the Finance Trustee, as trustee under the Pooling and Servicing Agreement, and, pursuant to the Pooling and Servicing Agreement, the Servicer will be appointed to service this Deed of Trust and the other Loan Documents as provided therein. Upon such assignment, the Finance Trustee shall for all purposes be the sole Beneficiary hereunder (and all references herein to Beneficiary shall be deemed to refer to the Finance Trustee) and the Finance Trustee, or the Servicer on behalf of the Finance Trustee shall, among other things, (i) have the sole and exclusive benefit of and the right and power to exercise, or to direct the exercise of, all the rights and remedies of Beneficiary hereunder and under the other Security Documents, including the right to inspect the Property, to receive notices and financial information, to grant or withhold consents or approvals, to benefit from indemnities, to receive, hold and apply proceeds or any other amount or property provided by Grantor hereunder, and, upon the occurrence and during the continuation of an Event of Default, to take any action required or permitted of Beneficiary, all in the Finance Trustee's or Servicer's own name, and to exercise all other rights and remedies of Beneficiary hereunder, (ii) be bound by all the terms hereof which apply to Beneficiary, and (iii) except to the extent otherwise specified or required herein or in the Pooling and Servicing Agreement, if applicable, including any action or inaction required to maintain the status of a portion of any trust fund of which the Mortgage Note and other Loan Documents are a part as a qualified real estate mortgage investment conduit under U.S. tax law or any action or inaction at the direction of the Holders or as a result of the failure of the Holders to so direct, act in a commercially reasonable manner in making any determination called for of it under this Deed of Trust or the other Loan Documents or in granting or withholding any approval or consent called for under or requested pursuant to this Deed of Trust.

              5.12.2    Recognition of Finance Trustee as Beneficiary

    Grantor hereby acknowledges the foregoing and agrees to be bound to the Finance Trustee, upon such assignment, recognizing the Finance Trustee as Beneficiary hereunder as if the Finance Trustee were named in this Deed of Trust as the Beneficiary, recognizing that the Servicer is entitled to act on behalf of the Finance Trustee and the Holders under and as provided in the Pooling and Servicing Agreement and is entitled to and shall receive all notices, financial and other information, agreements and other documents to be delivered to Beneficiary hereunder or under any of the other Loan Documents. Upon the assignment contemplated by Section 5.12.1 hereof, Grantor's obligations to Beneficiary specified in this Deed of Trust shall be satisfied by tendering full and timely payment or performance thereof to the Finance Trustee or, if directed by the Finance Trustee, the Servicer. With respect to delivery by Beneficiary of documents and other written material, Beneficiary shall have only the obligations expressly required of Beneficiary herein or in the other Loan Documents or in the Pooling and Servicing Agreement. All rights and remedies of the Finance Trustee as Beneficiary hereunder, including all indemnities running to Beneficiary, shall also operate for the benefit of the Servicer and the Holders and shall be exercised by the Finance Trustee and the Servicer in accordance with and subject to the terms and conditions set forth in the Pooling and Servicing Agreement. Grantor acknowledges and agrees that, until Grantor has received notice to the contrary from the Finance Trustee, all deliveries and notifications to be made by Grantor to the Finance Trustee pursuant to this Deed of Trust or any other Loan Document, shall be made to the Servicer only and not to the Finance Trustee.

              5.12.3    Delivery of Amounts to Servicer

    Following the assignment contemplated by Section 5.12.3 hereof, any amounts to be delivered to Beneficiary pursuant to Sections 1.8, 1.9 or 1.11 hereof shall be delivered to the Servicer and shall be held by the Servicer in segregated subaccounts of the Cash Collateral Account (as defined in the Loan Agreement) for application in accordance with said Sections and in accordance with the Cash Management Procedures.

                                  ARTICLE VI

6.  DEFINITIONS

         6.1. Certain Defined Terms

    Wherever used in this Deed of Trust the capitalized terms set forth below shall have the meanings ascribed to them below (or in the Sections of this Deed of Trust or any other Loan Document referred to below) such definitions to be equally applicable to the singular and plural forms of the terms defined below. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     "Access Laws" has the meaning set forth in Section 1.19 hereof.

     "Affiliate" has the meaning set forth in the Loan Agreement.

     "Allocated Loan Amount" has the meaning set forth in the Loan Agreement.

     "Alteration" has the meaning set forth in Section 1.11.1 hereof.

     "Assignment" has the meaning set forth in the Loan Agreement.

     "Award(s)" has the meaning set forth in Section 1.9.1 hereof.

     "Bankruptcy Code" has the meaning set forth in Granting Clause (vi) hereof.

     "Beneficiary" has the meaning set forth in the first paragraph of this Deed of Trust.

     "Building" has the meaning set forth in Paragraph B of the Recitals hereof.

     "Buildings" has the meaning set forth in Paragraph B of the Recitals hereof.

     "Cash Management Procedures" means has the meaning set forth in the Loan Agreement.

     "Casualty" has the meaning set forth in Section 1.8.1 hereof.

     "Casualty Property" has the meaning set forth in Section 1.8.2 hereof.

     "Certificates" has the meaning set forth in Paragraph E of the Recitals hereof.

     "Claim(s)" has the meaning set forth in Section 1.12 hereof.

     "Collateral Assignment of Management Agreement" means that certain Collateral Assignment of Management Agreement and Subordination Agreement dated as of the date hereof by and among Grantor, the Manager and Beneficiary.

     "Contracts" has the meaning set forth in Granting Clause (vii) hereof.

     "Debtor" has the meaning set forth in Section 1.17.6 hereof.

     "Deed of Trust" has the meaning set forth in the first paragraph of this document.

     "Default Interest Rate" has the meaning set forth in the Loan Agreement.

     "Defeasance Deposit" has the meaning set forth in the Loan Agreement.

     "Defeasance Period" has the meaning set forth in the Loan Agreement.

     "Due Date" has the meaning set forth in the Loan Agreement.

     "ERISA" has the meaning set forth in the Loan Agreement.

     "Election" has the meaning set forth in Section 1.18.6.2 hereof.

     "Environmental Laws" has the meaning set forth in the Loan Agreement.

     "Event of Default" has the meaning set forth in Article II hereof.

     "Finance Trustee" has the meaning set forth in Paragraph E of the Recitals hereof, being the same meaning ascribed to "Trustee" in the Loan Agreement.

     "Fixtures" has the meaning set forth in Granting Clause (iii) hereof.

     "General Partner" has the meaning set forth in the Loan Agreement.

     "Grantor" has the meaning set forth in the first paragraph of this Deed of Trust.

     "Ground Lease" has the meaning set forth in Granting Clause (i) hereof.

     "Guaranty" has the meaning set forth in Section 1.20 hereof.

     "Hazardous Material(s)" has the meaning set forth in the Loan Agreement.

     "Holders" has the meaning set forth in the Loan Agreement.

     "Impositions" has the meaning set forth in Section 1.5.1 hereof.

     "Improvements" has the meaning set forth in Paragraph C of the Recitals hereof.

     "Indebtedness" has the meaning set forth in the Loan Agreement.

     "Indemnitees" has the meaning set forth in Section 1.12 hereof.

     "Individual Property" means any one of the parcels of Land set forth on Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7, Exhibit A-8, Exhibit A-9, Exhibit A-10, Exhibit A-11, Exhibit A-12, Exhibit A-13, Exhibit A-14, Exhibit A-15, Exhibit A-16 and Exhibit A-17, the Building and other Improvements on said parcel and all other Property relating to said parcel, Building and other Improvements.

     "Insurance Proceeds" has the meaning set forth in Section 1.8.2 hereof.

     "Land" has the meaning set forth in Paragraph B of the Recitals hereof.

     "Laws" has the meaning set forth in the Loan Agreement.

     "Leases" has the meaning set forth in Granting Clause (vi) hereof.

     "Lien(s)" has the meaning set forth in Section 1.2.5 hereof.

     "Loan" has the meaning set forth in Paragraph A of the Recitals hereof.

     "Loan Agreement" has the meaning set forth in Paragraph A of the Recitals hereof.

     "Loan Documents" has the meaning set forth in the Loan Agreement.

     "Material Lease" has the meaning set forth in Section 1.20.11.2 hereof.

     "Mortgage Note" has the meaning set forth in Paragraph A of the Recitals hereof.

     "Mortgaged Properties" has the meaning set forth in the Loan Agreement.

     "Net Sales Proceeds" has the meaning set forth in the Loan Agreement.

     "Noteholder" has the meaning set forth in Paragraph A of the Recitals hereof.

     "Notice of Sale" has the meaning set forth in Section 3.5.4 hereof.

     "Obligations" has the meaning set forth in the paragraph beginning with the words "NOW, THEREFORE . . . " on page 1 hereof.

     "Partners" has the meaning set forth in the Loan Agreement.

     "Permitted Debt" has the meaning set forth in the Loan Agreement.

     "Permitted Liens"  has the meaning set forth in the Loan Agreement.

     "Permitted Liens and Encumbrances" has the meaning set forth in Section
1.2.5 hereof.

     "Person" has the meaning ascribed to such term in the Loan Agreement.

     "Pooling and Servicing Agreement" has the meaning set forth in the Loan Agreement.

     "Property" has the meaning set forth in the first full paragraph following the heading "GRANTING CLAUSES," on page 2 hereof.

     "Qualified Insurance Company" has the meaning set forth in Section 1.7.2 hereof and "Qualified Insurance Companies" means any two or more insurers constituting a Qualified Insurance Company.

     "Qualified Supervising Professional" means a supervising engineer or architect that is licensed to do business in the State in which the Property is located and has at least five years' experience in the supervision of commercial construction projects similar to the work to be supervised.

     "Rating Agencies" has the meaning set forth in the Loan Agreement.

     "Real Property Rights" has the meaning set forth in Granting Clause (ii) hereof.

     "Release Price" has the meaning set forth in the Loan Agreement.

     "Renewal Lease" has the meaning set forth in Section 1.20.11.3 hereof.

     "Rents" has the meaning set forth in Granting Clause (vi) hereof.

     "Restoration" has the meanings set forth in Section 1.8.2 and Section
1.9.3 hereof.

     "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc.

     "Secured Party" has the meaning set forth in Section 1.17.6 hereof.

     "Securitization" has the meaning set forth in the Loan Agreement.

     "Security Deposits" has the meaning set forth in Section 1.20.11.10 hereof.

     "Security Documents" has the meaning set forth in the Loan Agreement.

     "Servicer" has the meaning ascribed to it in Paragraph E of the Recitals hereof.

     "Taking" has the meaning set forth in Section 1.9.1 hereof.

     "Tenant" has the meaning set forth in Section 1.20.1 hereof.

     "Title Company" has the meaning set forth in Section 1.3 hereof.

     "Title Insurance Policy" has the meaning set forth in Section 1.3 hereof.

     "Trustee" means First American Title Insurance Company, and its successors and assigns as trustee hereunder.

     "U.C.C." has the meaning set forth in Granting Clause (viii) hereof.

     "U.C.C. Collateral" has the meaning set forth in Section 1.17.1 hereof.

     "Yield Maintenance Payment" has the meaning set forth in the Loan
Agreement.


                              [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the undersigned has caused this Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing to be duly executed and delivered as of the date first set forth hereinabove.


                                       GRANTOR:

                                       ARDEN REALTY FINANCE PARTNERSHIP, L.P.,
                                       a California limited partnership

                                       By:  ARDEN REALTY FINANCE, INC.,
                                            general partner

                                       By:  /s/  Diana M. Laing
                                          -------------------------------------
                                       Print Name:   Diana M. Laing
                                                  -----------------------------
                                       Its:  Chief Financial Officer
                                           ------------------------------------


                                              This instrument prepared by:

                                              Lee E. Berner, Esq.
                                              Hogan & Hartson L.L.P.
                                              8300 Greensboro Drive
                                              McLean, Virginia 22102

STATE OF CALIFORNIA     )
                            ss
COUNTY OF LOS ANGELES   )


         On June 11, 1997, before me Christina M. Rouser a notary public, personally appeared Diana M. Laing, personally known to be (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

                                         /s/ Christina M. Rouser
             [SEAL]                      ----------------------------------
                                         Notary Public
(Seal)

                                                                     EXHIBIT A-1

                                  LEGAL DESCRIPTION

PARCEL 1:

PARCELS 1 AND 2 OF PARCEL MAP NO. 16945, IN THE CITY OF LONG BEACH, AS PER MAP FILED IN BOOK 181 PAGES 58 AND 59 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL OIL, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER LYING MORE THAN 500 FEET BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH AND TO USE AND OCCUPY ALL PARTS OF SAID LAND LYING MORE THAN 500 FEET BELOW THE SURFACE THEREOF FOR ANY AND ALL PURPOSES INCIDENTAL TO THE EXPLORATION FOR AND PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES OR MINERALS FROM SAID LANDS, BUT WITHOUT, HOWEVER, THE RIGHT TO USE EITHER THE SURFACE OF SAID LAND OR ANY PORTION OF SAID LAND WITHIN 500 FEET OF THE SURFACE FOR ANY PURPOSE OR PURPOSES WHATSOEVER, AS PROVIDED IN DEED RECORDED OCTOBER 7, 1985 AS INSTRUMENT NO. 85-1173816, AND IN DEED RECORDED OCTOBER 23, 1985 AS INSTRUMENT NO. 85-1254645.

PARCEL 2:

PARCEL 3 OF PARCEL MAP NO. 16945, IN THE CITY OF LONG BEACH, AS PER MAP FILED IN BOOK 181 PAGES 58 AND 59 OF PARCELS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL CRUDE OIL, PETROLEUM, GAS, ASPHALTUM, AND ALL KINDRED SUBSTANCES AND OTHER MINERALS UNDER AND IN SAID LAND A DEPTH BELOW 200 FEET FROM THE SURFACE OF SAID LAND, PROVIDED GRANTORS SHALL HAVE NO RIGHT OF ENTRY UPON


100 West Broadway, Long Beach        PAGE 1 OF 30

THE SURFACE OF SAID LAND OR IN, OR TO SAID LAND TO A DEPTH OF 200 FEET FROM THE SURFACE THEREOF, AS RESERVED BY JULIAN M. SIEROTY AND JEAN SIEROTY, HUSBAND AND WIFE, AND RICHARD O. SUKMAN AND CAROLE J. SUKMAN, HUSBAND AND WIFE, IN DEED RECORDED MAY 23, 1974 AS DOCUMENT NO. 216 IN BOOK D6281 PAGE 820, OFFICIAL RECORDS.

ALSO EXCEPT ALL MINERALS, GAS, OIL, PETROLEUM, NAPHTHA AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, WITHOUT THE RIGHT OF SURFACE ENTRY, AS EXCEPTED AND RESERVED BY DOROTHY PAWSON, WIDOW, IN DEED RECORDED AUGUST 22, 1949 AS INSTRUMENT NO. 308 IN BOOK D4474 PAGE 618, OFFICIAL RECORDS.

ALSO EXCEPT ALL MINERALS, GAS, OIL, PETROLEUM, NAPHTHA AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, WITHOUT THE RIGHT OF SURFACE ENTRY, AS EXCEPTED AND RESERVED BY HELEN D. WOOD, IN DEED RECORDED NOVEMBER 10, 1969 AS INSTRUMENT NO. 24 IN BOOK D4550 PAGE 244, OFFICIAL RECORDS.

ALSO EXCEPT ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER OR THAT MAY BE PRODUCED FROM A DEPTH BELOW 200 FEET OF THE SURFACE OF SAID LAND, BUT WITHOUT RIGHT OF ENTRY UPON THE SURFACE OF SAID LAND, FOR THE PURPOSE OF MINING, DRILLING, EXPLORING, OR EXTRACTING SUCH OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED BY FRANCES J. BOARDMAN, A MARRIED WOMAN, WHO ACQUIRED TITLE AS FRANCES J. MALONEY, IN DEED RECORDED NOVEMBER 12, 1969 AS INSTRUMENT NO. 249 IN BOOK D4551 PAGE 553, OFFICIAL RECORDS.

ALSO EXCEPT ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND THAT MAY BE PRODUCED FROM A DEPTH BELOW 200 FEET OF THE SURFACE OF SAID LAND, BUT WITHOUT RIGHT OF ENTRY UPON THE SURFACE OF SAID LAND, FOR THE PURPOSE OF MINING, DRILLING, EXPLORING, OR EXTRACTING SUCH OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES, AS EXCEPTED BY BUFFUMS', A CORPORATION, IN DEED RECORDED NOVEMBER 12, 1969 AS INSTRUMENT NO. 251 IN BOOK D4551 PAGE 555, OFFICIAL RECORDS.

ALSO EXCEPT ALL OIL, GAS, AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER OR THAT MAY BE PRODUCED FROM A DEPTH BELOW 200 FEET OF THE SURFACE, BUT WITHOUT RIGHT OF SURFACE ENTRY, FOR THE PURPOSE OF MINING, DRILLING, EXPLORING, OR EXTRACTING SUCH OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED BY JOY MILDRED CLARK, IN DEED RECORDED DECEMBER 18, 1969 AS INSTRUMENT NO. 62 IN BOOK D4585 PAGE 279, OFFICIAL RECORDS.

ALSO EXCEPT ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER OR THAT MAY BE PRODUCED FROM A DEPTH BELOW 200 FEET OF THE SURFACE, BUT WITHOUT RIGHT OF SURFACE ENTRY, FOR THE PURPOSE OF MINING, DRILLING, EXPLORING, OR EXTRACTING SUCH OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED BY MARJORIE DUNHAM, ALSO KNOWN AS MARJORIE BLEINE COONS, IN DEED RECORDED DECEMBER 18, 1969 AS INSTRUMENT NO. 53 IN BOOK D4585 PAGE 280, OFFICIAL RECORDS.


100 West Broadway, Long Beach

ALSO EXCEPT ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER OR THAT MAY BE PRODUCED FROM A DEPTH BELOW 200 FEET OF THE SURFACE OF SAID LAND, BUT WITHOUT RIGHT OF ENTRY UPON THE SURFACE OF SAID LAND, FOR THE PURPOSE OF MINING, DRILLING, EXPLORING, OR EXTRACTING SUCH OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED BY GEORGE P. BUNDY AND HELEN R. BUNDY, HUSBAND AND WIFE, IN DEED RECORDED NOVEMBER 12, 1969 AS INSTRUMENT NO. 250 IN BOOK D4551 PAGE 554, OFFICIAL RECORDS.


100 West Broadway, Long Beach

                                                                     EXHIBIT A-2

                                  LEGAL DESCRIPTION

LOTS 8 TO 11 INCLUSIVE IN BLOCK 33 OF TRACT 7260, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 79 PAGES 98 AND 99 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

10350 Santa Monica, Los Angeles

                                                                     EXHIBIT A-3

                                  LEGAL DESCRIPTION

LOTS 1 TO 3 INCLUSIVE OF TRACT 42784, IN THE CITY OF BURBANK, AS PER MAP RECORDED IN BOOK 1029 PAGES 49 TO 51 INCLUSIVE OF MAPS, BEING A SUBDIVISION OF A PORTION OF LOT 1 AND ALL OF LOTS 3, 5, 7, 9, 11, 13 AND 15, BLOCK 48, TOWN OF BURBANK, AS SHOWN ON MAP RECORDED IN BOOK 17 PAGES 19 TO 22 INCLUSIVE OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM THAT PORTION OF SAID LAND, INCLUDED WITHIN THE LINES OF LOT 5, BLOCK 48, AS SHOWN ON THE MAP OF THE TOWN OF BURBANK, RECORDED IN BOOK 17 PAGE 19 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, ALL MINERALS, OILS, GAS, WATER, CARBONS AND HYDROCARBONS IN AND UNDER SAID LAND LYING BELOW A DEPTH OF 500 FEET FROM THE SURFACE OF SAID LAND, AS RESERVED BY DEE PETERSON, A WIDOWER, IN DEED RECORDED SEPTEMBER 22, 1964 AS INSTRUMENT NO. 792, IN BOOK D2635 PAGE 492, OFFICIAL RECORDS.


303 Glenoaks, Burbank

                                                                     EXHIBIT A-4

                                  LEGAL DESCRIPTION

PARCEL 1:

LOTS 10 AND 11 OF TRACT 33152, IN THE CITY OF CULVER CITY, AS PER MAP RECORDED IN BOOK 1020 PAGES 31 TO 35 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL
GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE
WITHIN OR UNDER SAID LAND, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL
AND MINE FROM LANDS OTHER THAN SAID LAND, OIL OR GAS WELLS, TUNNELS AND
SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF SAID LAND, AND TO BOTTOM
SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 100 FEET OF THE SUBSURFACE OF SAID LAND OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LANDS, AS EXCEPTED BY HOME SAVINGS AND LOAN ASSOCIATION, IN DEED RECORDED JULY 15, 1971 AS INSTRUMENT NO. 3551, IN BOOK D5125 PAGE 491, OFFICIAL RECORDS.


400 Corporate Pointe, Culver City

ALSO EXCEPT ALL OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER LYING MORE THAN 500 FEET BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH, AND TO USE AND OCCUPY ALL PARTS OF SAID LAND LYING MORE THAN 500 FEET BELOW THE SURFACE THEREOF FOR ANY AND ALL PURPOSES INCIDENTAL TO THE EXPLORATION FOR THE PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES, OR MINERALS FROM SAID LAND OR OTHER LAND, BUT
WITHOUT, HOWEVER, ANY RIGHT TO USE EITHER THE SURFACE OF SAID LAND OR ANY PORTION OF SAID LAND WITHIN 500 FEET OF THE SURFACE FOR ANY PURPOSE OR PURPOSES WHATSOEVER, AS RESERVED BY THE CULVER CITY REDEVELOPMENT AGENCY, A PUBLIC BODY CORPORATE AND POLITIC, IN DEED RECORDED DECEMBER 23, 1981 AS INSTRUMENT NO. 81-1255468.

ALSO EXCEPT ALL OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER, LYING MORE THAN 500 FEET BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH AND TO USE AND OCCUPY ALL PARTS OF SAID LAND LYING MORE THAN 500 FEET BELOW THE SURFACE THEREOF FOR ANY AND ALL PURPOSES INCIDENTAL TO EXPLORATION FOR THE PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES OR MINERALS FROM SAID LAND OR OTHER LANDS, BUT WITHOUT, HOWEVER, ANY RIGHT TO USE THE SURFACE OF SAID LAND OR ANY PORTION OF SAID LAND WITHIN 500 FEET OF THE SURFACE FOR ANY PURPOSES WHATSOEVER, AS EXCEPTED BY THE CITY OF CULVER CITY, A MUNICIPAL CORPORATION, IN DEED RECORDED MAY 16, 1983 AS INSTRUMENT NO. 83-542812, AND BY CULVER CITY REDEVELOPMENT AGENCY, A PUBLIC BODY CORPORATE AND POLITIC IN DEED RECORDED MAY 16, 1983 AS INSTRUMENT NO. 83-542813.

PARCEL 2:

A NON-EXCLUSIVE EASEMENT IN, OVER, UNDER AND ACROSS ALL LOTS 8 AND 9 OF TRACT 33152, IN THE CITY OF CULVER CITY, AS PER MAP RECORDED IN BOOK 1020 PAGES 31 TO 35 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS BETWEEN HANNUM AVENUE AND LOT 11 OF SAID TRACT 33152; AS SUCH EASEMENT IS DESCRIBED IN THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND CREATION OF EASEMENTS RECORDED ON AUGUST 15, 1986 AS INSTRUMENT NO. 86-1056940, AS AMENDED BY THAT CERTAIN
FIRST AMENDMENT TO DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND CREATION OF EASEMENTS RECORDED SEPTEMBER 19, 1988 AS INSTRUMENT NO. 88-1503368, AND AS TO SAID LOT 9, AS FURTHER AMENDED BY THAT CERTAIN AGREEMENT OF CLARIFICATION OF LOCATION OF DRIVEWAY EASEMENT RECORDED FEBRUARY 14, 1996 AS INSTRUMENT NO. 96-259845.

PARCEL 3:

A NON-EXCLUSIVE EASEMENT, IN, OVER AND ACROSS THAT PORTION OF A DRIVEWAY LOCATED WITHIN LOT 13 OF SAID TRACT 33152 FOR THE PURPOSE OF VEHICULAR AND PEDESTRIAN INGRESS TO AND EGRESS FROM LOTS 10 AND 11 OF SAID TRACT 33152, TOGETHER WITH AN EASEMENT IN, OVER, UNDER ACROSS AND THROUGH SAID PORTION OF SAID DRIVEWAY FOR THE PURPOSE OF THE INSTALLATION, MAINTENANCE, USE AND REPAIR OF CERTAIN UTILITIES SERVICING SAID DRIVEWAY AND THE IMPROVEMENTS THEREON, AS EACH SUCH EASEMENT IS DESCRIBED IN INSTRUMENT NO. 83-1543118, RECORDED DECEMBER 29, 1983.


400 Corporate Pointe, Culver City

                                                                     EXHIBIT A-5
                                  LEGAL DESCRIPTION

LOTS 24 TO 29 INCLUSIVE OF TRACT 752, IN THE CITY OF GLENDALE, AS PER MAP RECORDED IN BOOK 16 PAGE 84 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.


425 West Broadway, Glendale

                                                                     EXHIBIT A-6
                                  LEGAL DESCRIPTION

PARCEL A:

PARCEL 1, AS SHOWN ON EXHIBIT "B" OF THAT CERTAIN "APPLICATION FOR LOT LINE ADJUSTMENT NO. 86-1" RECORDED JUNE 2, 1986 AS INSTRUMENT NO. 86-227750 OF OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

EXCEPT FROM THAT PORTION OF SAID LAND INCLUDED WITHIN THE EASTERLY 450.00 FEET, MEASURED ALONG THE NORTHERLY LINE OF SECTION 16, TOWNSHIP 5 SOUTH, RANGE 11 WEST, IN THE RANCHO LA BOLSA CHICA, AND AT A RIGHT ANGLE THERETO, AN UNDIVIDED ONE-HALF INTEREST IN ALL OIL, GAS AND OTHER MINERALS, WITH NO RIGHT OF SURFACE ENTRY, AS RESERVED BY BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS TRUSTEE, AND OTHERS, IN DEED RECORDED IN BOOK 10179, PAGE 164 OF OFFICIAL RECORDS.

ALSO EXCEPTING THE REMAINING INTEREST IN ALL OIL, GAS AND OTHER MINERALS, WITH NO RIGHT OF SURFACE ENTRY, IN THAT PORTION OF SAID LAND INCLUDED WITHIN THE EASTERLY 450.00 FEET, MEASURED ALONG THE NORTHERLY LINE OF SAID SECTION 16 AND AT A RIGHT ANGLE THERETO, AS RESERVED IN THE DEED FROM BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS SOLE SURVIVOR TRUSTEE OF THE CARRIE A. PECK TRUST; BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS SUCCESSOR TRUSTEE UNDER THE WILL OF ALDRICH R. PECK, DECEASED; DOROTHY T. PECK FLYNN, INDIVIDUALLY; AND HUNTINGTON BEACH INDUSTRIAL PARK, A LIMITED PARTNERSHIP, RECORDED IN BOOK 11661, PAGE 1800 OF OFFICIAL RECORDS.

ALSO EXCEPTING ALL REMAINING INTEREST IN ALL OIL, GAS AND OTHER MINERALS, WITH NO RIGHT OF SURFACE ENTRY, AS RESERVED IN THE DEED FROM BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS SOLE SURVIVOR TRUSTEE OF THE CARRIE A. PECK TRUST; BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS SUCCESSOR TRUSTEE UNDER THE WILL OF ALDRICH R. PECK, DECEASED; DOROTHY T. PECK FLYNN, INDIVIDUALLY; AND HUNTINGTON BEACH INDUSTRIAL PARK, A LIMITED PARTNERSHIP, RECORDED IN BOOK 11661, PAGE 1800 OF OFFICIAL RECORDS.

PARCEL B:

A NON-EXCLUSIVE EASEMENT FOR BOTH VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AND OTHER PURPOSES, OVER THE LAND, AS DESCRIBED IN AND CREATED BY THAT CERTAIN NON-EXCLUSIVE EASEMENT DATED JUNE 4, 1984 AND RECORDED JUNE 13, 1984 AS INSTRUMENT NO. 84-244918 OF OFFICIAL RECORDS.


5832
Bolsa, Huntington Beach          PAGE 9 OF 30

                                                                     EXHIBIT A-7

                                  LEGAL DESCRIPTION

LOTS 1, 2, 81 AND 82 OF TRACT 5542, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 59 PAGES 53 TO 57 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL GAS, OIL AND OTHER MINERAL RIGHTS LYING BELOW A DEPTH OF 500 FEET FROM THE SURFACE OF SAID LAND, WITHOUT ANY SURFACE OR ENTRY RIGHTS WHATSOEVER, AS RESERVED BY WILLIAM STANTON WRIGHT AND MARY ELLA WRIGHT, HUSBAND AND WIFE, AND WALTER R. ENGDALL AND SALLY WRIGHT ENGDALL, TRUSTEES UNDER AGREEMENT DATED NOVEMBER 20, 1975 BY WALTER ENGDALL AND SALLY WRIGHT ENGDALL, IN THE DEED RECORDED JUNE 1, 1977 AS INSTRUMENT NO. 77-573626.


6100 Wilshire, Los Angeles       PAGE 10 OF 30

                                                                     EXHIBIT A-8

                                  LEGAL DESCRIPTION

PARCEL 1:

LOT 1 AND THE NORTHERLY 50 FEET OF LOT 2 OF PARKER FARRIS SUBDIVISION, IN THE CITY OF PASADENA, AS PER MAP RECORDED IN BOOK 10 PAGE 86 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THE WESTERLY 6 FEET FOR LAKE AVENUE.

ALSO EXCEPT THEREFROM THAT PORTION OF LOT 2 OF PARKER AND FARRIS SUBDIVISION INCLUDED IN GREEN STREET, AS SAME PRESENTLY EXISTS.

PARCEL 2:

THE SOUTH 34 FEET OF LOT 1 OF THOMAS AND FARRIS SUBDIVISION, IN THE CITY OF PASADENA, AS PER MAP RECORDED IN BOOK 10 PAGE 100 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THE WEST 6 FEET THEREOF, CONVEYED TO IN THE CITY OF PASADENA FOR STREET PURPOSES, BY DEED RECORDED IN BOOK 1164 PAGE 317 OF DEEDS.

PARCEL 3:

THE NORTH 38 FEET OF LOT 1 AND THE SOUTH 27 FEET OF LOT 2 OF THE THOMAS AND FARRIS SUBDIVISION, IN THE CITY OF PASADENA, AS PER MAP RECORDED IN BOOK 10 PAGE 100 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THE WEST 6 FEET THEREOF, CONVEYED TO THE CITY OF PASADENA, FOR STREET PURPOSES, BY DEED RECORDED IN BOOK 1164 PAGE 317 OF DEEDS.


70 South Lake, Pasadena           PAGE 11 OF 30

                                                                     EXHIBIT A-9

                              LEGAL DESCRIPTION

LOTS 2010, 2011, 2012, 2013 AND 2014 OF TRACT 6380, IN THE CITY OF BEVERLY HILLS, AS PER MAP RECORDED IN BOOK 69 PAGES 11 THROUGH 20 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL MINERALS, OIL, GAS, PETROLEUM, OTHER HYDROCARBON SUBSTANCES AND ALL UNDERGROUND WATER IN OR UNDER OR WHICH MAY BE PRODUCED FROM THE LAND DESCRIBED BELOW WHICH UNDERLIES A PLANE PARALLEL TO AND 500 FEET BELOW THE PRESENT SURFACE OF SAID LAND FOR THE PURPOSE OF PROSPECTING FOR, OR THE EXPLORATION, DEVELOPMENT, PRODUCTION, EXTRACTION AND TAKING OF SAID MINERALS, OIL, GAS, PETROLEUM, OTHER HYDROCARBON SUBSTANCES AND WATER FROM SAID LAND BY MEANS OF MINES, WELLS, DERRICKS, AND/OR OTHER EQUIPMENT FROM SURFACE LOCATIONS ON ADJOINING OR NEIGHBORING LAND OR LYING OUTSIDE OF THE ABOVE DESCRIBED LAND, IT BEING UNDERSTOOD THAT THE OWNER OF SUCH MINERALS, OIL, GAS, PETROLEUM, OTHER HYDROCARBON SUBSTANCES AND WATER, AS SET FORTH ABOVE, SHALL HAVE NO RIGHT TO ENTER UPON THE SURFACE OF THE ABOVE DESCRIBED LAND NOR TO USE ANY OF THE SAID LAND OR ANY OF THE SAID LAND OR ANY PORTION THEREOF ABOVE SAID PLANE PARALLEL
TO AND 500 FEET BELOW THE PRESENT SURFACE OF THE SAID LAND FOR ANY PURPOSES WHATSOEVER, AS GRANTED TO JOSEPH DABBY, AS CUSTODIAN FOR SHARON DABBY, LISA DABBY AND NADINE DABBY UNDER THE UNIFORM TRANSFERS TO MINORS ACT, AS TO AN UNDIVIDED 50% INTEREST, AND TO ALAN GINDI, AS CUSTODIAN FOR RACHAEL GINDI AND ARIELA GINDI UNDER THE UNIFORM TRANSFERS TO MINORS ACT, AS TO AN UNDIVIDED 50% INTEREST; TOGETHER AS TENANTS IN COMMON, BY DEED RECORDED JANUARY 2, 1990 AS INSTRUMENT NO. 90-4904.


Beverly Atrium, Beverly Hills

                                                                    EXHIBIT A-10


                              LEGAL DESCRIPTION

LOT 3 OF TRACT 22864, IN THE CITY OF CULVER CITY, AS PER MAP RECORDED IN BOOK 880 PAGES 49 TO 55 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL METALS AND MINERALS AND ALL OIL, NATURAL GAS, ASPHALTUM AND OTHER HYDROCARBONS, WITHOUT RIGHT OF SURFACE ENTRY, TOGETHER WITH THE RIGHT TO EXPLORE AND TO DRILL FOR AND TO PRODUCE, EXTRACT AND TAKE METALS AND MINERALS, OIL, NATURAL GAS, ASPHALTUM AND OTHER HYDROCARBONS, TOGETHER WITH ALL RIGHTS NECESSARY AND CONVENIENT THERETO FOR ANY OR ALL OF THE ABOVE PURPOSES, INCLUDING WITHOUT LIMITING THE GENERALITY HEREOF, SUBSURFACE RIGHTS OF WAY FOR DRILLING, REPAIRING, REDRILLING DEEPENING, MAINTAINING,
OPERATING, ABANDONING, REWORKING AND REMOVING WELLS INTO AND THROUGH SAID LAND, BELOW A PLANE OF 500 FEET BELOW THE SURFACE THEREOF AND EXCEPTING AND RESERVING THE RIGHT TO MAINTAIN PIPES AND TO TRANSPORT ANY OF SUCH SUBSTANCES AND TO CROSS AND TRAVERSE FROM OTHER LANDS BELOW A DEPTH OF 500 FEET, AS RESERVED BY HOME SAVINGS AND LOAN ASSOCIATION, A CALIFORNIA CORPORATION, IN DEED RECORDED DECEMBER 30, 1969 AS INSTRUMENT NO. 261, IN BOOK D4595 PAGE 72, OFFICIAL RECORDS.




Bristol Plaza, Culver City

                                                                    EXHIBIT A-11


                              LEGAL DESCRIPTION

LOTS 2, 4, 6, 8, 10, 12, 14, 16, 18 AND 20 IN BLOCK 48, OF THE TOWN OF
BURBANK, IN THE CITY OF BURBANK, AS PER MAP RECORDED IN BOOK 17 PAGES 19 TO 22 INCLUSIVE OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM SAID LOT 2 THAT PORTION THEREOF LYING NORTHERLY AND NORTHEASTERLY OF A LINE DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE SOUTHEASTERLY LINE OF SAID LOT 2 WITH THE SOUTHWESTERLY LINE OF THE NORTHEASTERLY 20 FEET OF SAID LOT; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE 140 FEET, MORE OR LESS, TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 15 FEET WHICH IS ALSO TANGENT TO THE NORTHEASTERLY LINE OF SAID LOT, THENCE NORTHWESTERLY AND SOUTHERLY ALONG SAID CURVE TO SAID NORTHWESTERLY LINE.




Burbank Executive Plaza, Burbank

                                                                    EXHIBIT A-12


                              LEGAL DESCRIPTION

PARCEL A:

THOSE PORTIONS OF LOTS 1 AND 2 OF TRACT 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE EASTERLY COMMON CORNER OF SAID LOTS 1 AND 2; THENCE WESTERLY ALONG THE COMMON LOT LINE OF SAID LOTS, SOUTH 89 DEG. 39' 21" WEST 565.23 FEET; THENCE NORTHERLY, LEAVING SAID COMMON LOT LINE, NORTH 7 DEG. 56' 42" WEST 25.17 FEET; THENCE NORTH 5 DEG. 04' 53" WEST 20.18 FEET; THENCE NORTH 6 DEG. 29' 18" EAST 21.00 FEET; THENCE NORTH 12 DEG. 05' 48" EAST 57.46 FEET; THENCE NORTH 15 DEG. 03' 32" EAST 64.94 FEET; THENCE NORTH 18 DEG. 27' 48" EAST 39.37 FEET; THENCE NORTH 12 DEG. 00' 31" EAST 194.35 FEET; THENCE SOUTH 89 DEG. 39' 21" WEST 267.98 FEET TO A POINT IN THE EASTERLY RIGHT-OF-WAY OF CORPORATE CENTER DRIVE, VARIABLE WIDTH, AS SHOWN ON SAID MAP, SAID POINT LIES ON A CURVE CONCAVE EASTERLY HAVING A RADIUS OF 442.00 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 83 DEG. 07' 50" EAST; THENCE SOUTHERLY ALONG SAID RIGHT-OF-WAY AND CURVE THROUGH A CENTRAL ANGLE OF 7 DEG. 00' 10", AN ARC LENGTH OF 54.02 FEET; THENCE TANGENT TO SAID CURVE, SOUTH 0 DEG. 08' 00" WEST
170.26 FEET TO A TANGENT CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF
358.00 FEET; THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 31 DEG. 31' 00" AN ARC DISTANCE OF 196.92 FEET; THENCE SOUTHERLY, TANGENT TO SAID CURVE, SOUTH 31 DEG. 23' 00" EAST 370.00 FEET TO A TANGENT CURVE CONCAVE SOUTHWESTERLY HAVING

L.A. Corporate Center, Monterey Park

A RADIUS OF 492.00 FEET; THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 17 DEG. 38' 28" AN ARC DISTANCE OF 151.48 FEET TO THE COMMON LOT CORNER OF LOTS 2 AND 3 OF SAID MAP, A RADIAL LINE TO SAID CORNER BEARS NORTH 76 DEG. 15' 28" EAST; THENCE LEAVING SAID CURVE AND SAID RIGHT-OF-WAY, EASTERLY ALONG THE COMMON LINE OF SAID LOTS 2 AND 3, NORTH 76 DEG. 15' 28" EAST 461.67 FEET TO THE EASTERLY LINE OF LOT 2; THENCE NORTHERLY ALONG SAID EASTERLY LINE NORTH 0 DEG. 01' 03" WEST 349.69 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ALL GAS, OIL, AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS IN AND FROM THE LAND DESCRIBED IN DEED MENTIONED HEREAFTER, PROVIDED, HOWEVER, NO RIGHT IS RESERVED TO ENTER ON OR FROM THE SURFACE OF SAID LAND, THE RIGHT TO ENTER THE SUBSURFACE OF SAID PROPERTY, WHICH IS ALSO RESERVED SHALL BE AT ANY POINT BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF (MEASURED VERTICALLY FROM THE SURFACE THEREOF) IN ORDER TO TAKE FROM SAID LAND AND REDUCE TO POSSESSION ANY OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS, AS EXCEPTED AND RESERVED BY CLARA HELLMAN HELLER, A WIDOW, ET AL., IN DEED TO BOBWILL BUILDING CO., A CORPORATION RECORDED SEPTEMBER 13, 1955 AS INSTRUMENT NO. 2398 IN BOOK 48924 PAGE 346 OFFICIAL RECORDS.

PARCEL A-1:

A NON-EXCLUSIVE EASEMENT FOR PARKING FACILITY, VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS TO AND FROM SAID PARKING FACILITY, AND UTILITIES ATTENDANT TO THE OPERATION AND MAINTENANCE THEREOF, AS CONTAINED IN THAT CERTAIN AGREEMENT OF PARKING EASEMENT, DATED APRIL 9, 1990, BY AND BETWEEN LOS ANGELES CORPORATE CENTER VENTURE, A CALIFORNIA GENERAL PARTNERSHIP, AND THE REDEVELOPMENT AGENCY OF MONTEREY PARK AND THE CITY OF MONTEREY PARK, RECORDED APRIL 9, 1990 AS INSTRUMENT NO. 90-668740, OVER THAT PORTION OF LOT 1 OF TRACT MAP NO. 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY COMMON CORNER OF SAID LOT 1 AND LOT 2 AS SHOWN ON SAID MAP; THENCE WESTERLY ALONG THE COMMON LOT LINE OF SAID LOTS 1 AND 2, SOUTH 89 DEG. 39' 21" WEST 25.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID COMMON LOT LINE, SOUTH 89 DEG. 39' 21" WEST 240.00 FEET; THENCE NORTHERLY LEAVING SAID COMMON LOT LINE, NORTH 0 DEG. 20' 39" WEST 87.00 FEET; THENCE EASTERLY, PARALLEL TO SAID COMMON LOT LINE, NORTH 89 DEG. 39' 21" EAST 240.00 FEET; THENCE SOUTHERLY SOUTH 0 DEG. 20' 39" EAST
87.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL B:

LOT 4 OF TRACT 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, EXCEPT THEREFROM THAT PORTION OF SAID LOT 4 DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 4; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 4, NORTH 64 DEG. 05' 00" WEST 336.04 FEET; THENCE SOUTH 7 DEG. 46' 24" EAST 36.06 FEET TO A LINE THAT IS PARALLEL WITH AND DISTANT SOUTHWESTERLY 30.00 FEET, MEASURED AT RIGHT ANGLES, FROM SAID NORTHEASTERLY LINE OF LOT 4; THENCE SOUTHEASTERLY ALONG SAID PARALLEL LINE SOUTH 64 DEG. 05' 00" EAST 306.32 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 4; THENCE

L.A. Corporate Center, Monterey Park

ALONG SAID SOUTHEASTERLY LINE OF LOT 4, NORTH 43 DEG. 51' 17"
EAST 31.53 FEET TO THE POINT OF BEGINNING.

ALSO THAT CERTAIN PORTION OF LOT 5 OF SAID TRACT 42611 DESCRIBED IN A DOCUMENT RECORDED OCTOBER 25, 1984 AS INSTRUMENT NO. 64-1275473, AS FOLLOWS:

A STRIP OF LAND 10 FEET IN WIDTH, THE NORTHEASTERLY LINE OF SAID STRIP BEING THAT CERTAIN COURSE IN THE NORTHEASTERLY BOUNDARY OF SAID LOT 5 HAVING A BEARING AND DISTANCE OF NORTH 42 DEG. 02' 01" WEST 389.65 FEET.

EXCEPT THEREFROM ALL GAS, OIL, AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS IN AND FROM THE LAND DESCRIBED IN DEED MENTIONED HEREAFTER, PROVIDED, HOWEVER, NO RIGHT IS RESERVED TO ENTER IN OR FROM THE SURFACE OF SAID LAND, THE RIGHT TO ENTER THE SUBSURFACE OF SAID PROPERTY, WHICH IS ALSO RESERVED SHALL BE AT ANY POINT BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF (MEASURED VERTICALLY FROM THE SURFACE THEREOF) IN ORDER TO TAKE FROM SAID LAND AND REDUCE TO POSSESSION ANY OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS, AS EXCEPTED AND RESERVED BY CLARA HELLMAN HELLER, A WIDOW, ET AL., IN DEED TO BOBWILL BUILDING CO., A CORPORATION RECORDED SEPTEMBER 13, 1955 AS INSTRUMENT NO. 2398 IN BOOK 48924 PAGE 346 OFFICIAL RECORDS.

PARCEL B-1:

AN EASEMENT FOR PARKING AND INGRESS AND EGRESS AS GRANTED IN THAT CERTAIN AGREEMENT OF PARKING EASEMENT AND MAINTENANCE AGREEMENT BY AND BETWEEN LOS ANGELES CORPORATE CENTER VENTURE, A CALIFORNIA GENERAL PARTNERSHIP, AND LOS ANGELES CORPORATE CENTER VENTURE II, A CALIFORNIA GENERAL PARTNERSHIP, RECORDED JULY 23, 1986 AS INSTRUMENT NO. 86-931242 OVER THAT PORTION OF LOTS 3 AND LOT 4 IN TRACT 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED
IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWESTERLY CORNER OF SAID LOT 3, SAID CORNER BEING A POINT IN THE NORTHEASTERLY LINE OF CORPORATE CENTER DRIVE, 64.00 FEET WIDE, AS SHOWN ON THE MAP OF SAID TRACT 42611; THENCE ALONG THE NORTHERLY AND NORTHEASTERLY BOUNDARY OF SAID LOT 3, NORTH 76 DEG. 15' 28" EAST 461.87 FEET; THENCE SOUTH 0 DEG. 01' 03" EAST 109.63 FEET; THENCE SOUTH 46 DEG. 08' 45" EAST 121.91 FEET; THENCE LEAVING SAID NORTHEASTERLY BOUNDARY OF LOT 3, SOUTH 22 DEG. 21' 07" WEST 83.00 FEET; THENCE SOUTH 36 DEG. 13' 46" WEST 46.00 FEET; THENCE SOUTH 45 DEG. 50' 48" WEST 105.46 FEET; THENCE SOUTH 27 DEG. 08' 18" WEST 231.27 FEET TO A LINE PARALLEL TO AND DISTANT SOUTHWESTERLY 30.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE SOUTHWESTERLY LINE OF SAID LOT 3; THENCE NORTHWESTERLY ALONG SAID PARALLEL LINE NORTH 64 DEG. 05' 00" WEST
193.41 FEET; THENCE NORTH 25 DEG. 55' 00" EAST 30.00 FEET TO SAID SOUTHWESTERLY LINE OF LOT 3; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE NORTH 64 DEG. 05' 00" WEST 18.00 FEET; THENCE NORTH 25 DEG. 55' 00" EAST
276.15 FEET; THENCE NORTH 64 DEG. 05' 00" WEST 189.44 FEET; THENCE SOUTH 76 DEG. 15' 28" WEST 63.39 FEET TO A POINT IN SAID NORTHEASTERLY LINE OF CORPORATE CENTER DRIVE, SAID POINT BEING A POINT IN A CURVE CONCAVE TO THE WEST HAVING A RADIUS OF 492.00 FEET; TO WHICH A RADIAL LINE BEARS NORTH 81 DEG. 16' 19" EAST; THENCE NORTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 5 DEG. 00' 51", AN ARC DISTANCE OF 43.06 FEET TO THE POINT OF BEGINNING.

L.A. Corporate Center, Monterey Park

PARCEL C:

LOT 18 OF TRACT 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT A STRIP OF LAND 10 FEET IN WIDTH, THE NORTHWESTERLY LINE OF SAID STRIP BEING THAT CERTAIN COURSE IN THE NORTHEASTERLY BOUNDARY OF SAID LOT 18 HAVING A BEARING AND DISTANCE OF NORTH 65 DEG. 04' 00" WEST 438.07 FEET, AS DESCRIBED IN A DOCUMENT RECORDED OCTOBER 25, 1984 AS INSTRUMENT NO. 84-1275478.

ALSO EXCEPT ALL OIL, ASPHALTUM, PETROLEUM, AND NATURAL GAS, TAR OR OTHER HYDROCARBON SUBSTANCES AND PRODUCTS, FROM UNDER OR UPON THE SAID LANDS, WITH THE RIGHT TO REMOVE AND STORE AND SELL SUCH SUBSTANCES AND PRODUCTS
THEREFROM, TOGETHER WITH ALL RIGHTS FOR THE PURPOSE OF MINING, EXCAVATING, BORING, DRILLING, SINKING OR OTHERWISE COLLECTING AND DEVELOPING SAID MINERAL SUBSTANCES AND THE RIGHT TO DEVELOP, STORE AND USE WATER FOR SUCH OPERATIONS AND DEVELOPMENT, AS RESERVED IN DEED FROM HUNTINGTON LAND AND IMPROVEMENT COMPANY, A CALIFORNIA CORPORATION, RECORDED OCTOBER 25, 1918 IN BOOK 6707
PAGE 300 OF DEEDS, ALL OF WHICH RIGHTS WERE LIMITED TO THAT PORTION LYING BELOW A DEPTH OF 500 FEET, MEASURED FROM THE SURFACE OF SAID LAND, BY DEED EXECUTED BY SECURITY PACIFIC NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, SUCCESSOR BY MERGER TO SECURITY FIRST NATIONAL BANK OF LOS ANGELES, AS TRUSTEE UNDER THE WILL OF HENRY E. HUNTINGTON, DECEASED, (TRUST NO. 2-018442-0) RECORDED DECEMBER 17, 1960 AS INSTRUMENT NO. 60-1264035, FROM UNDER OR UPON THAT PORTION OF SAID LAND LYING WITHIN A PORTION OF THE NORTHWEST QUARTER OF
SECTION 32, TOWNSHIP 1 SOUTH, RANGE 12 WEST, SAN BERNARDINO MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERLY LINE OF SAID SECTION 32, SAID POINT BEING 466.52 FEET EASTERLY OF THE NORTHWEST CORNER OF SAID SECTION 32; THENCE SOUTHERLY ALONG A LINE PARALLEL WITH THE WESTERLY LINE OF SAID SECTION 32, 500 FEET TO A POINT; THENCE EASTERLY ALONG A LINE PARALLEL WITH THE NORTHERLY LINE OF SAID SECTION 32 TO ITS INTERSECTION WITH THE EASTERLY LINE OF SAID NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 32; THENCE NORTHERLY ALONG SAID EASTERLY LINE OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 32, 500 FEET TO THE NORTHERLY LINE OF SAID SECTION; THENCE WESTERLY ALONG THE NORTHERLY LINE OF SAID SECTION TO THE POINT OF BEGINNING.

ALSO EXCEPT THEREFROM ALL GAS, OIL AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS IN AND FROM THE LAND DESCRIBED IN DEED MENTIONED HEREAFTER, PROVIDED, HOWEVER, NO RIGHT IS RESERVED TO ENTER ON OR FROM THE SURFACE OF SAID LAND, THE RIGHT TO ENTER THE SUBSURFACE OF SAID PROPERTY, WHICH IS ALSO RESERVED SHALL BE AT ANY POINT BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF. (MEASURED VERTICALLY FROM THE SURFACE THEREOF) IN ORDER TO TAKE FROM SAID LAND AND REDUCE TO POSSESSION ANY OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS, AS EXCEPTED AND RESERVED BY CLARA HELLMAN HELLER, A WIDOW, ET AL. IN DEED TO BOBWILL BUILDING CO., A CORPORATION, RECORDED SEPTEMBER 13, 1955 AS INSTRUMENT NO. 2398 IN BOOK 48924 PAGE 346, OFFICIAL RECORDS.

L.A. Corporate Center, Monterey Park

PARCEL D:

LOT 3 OF TRACT 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, ALSO THAT CERTAIN PORTION OF LOT 4 OF SAID TRACT 42611, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 4; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 4, NORTH 64 DEG. 05' 00" WEST 336.04 FEET; THENCE SOUTH 7 DEG. 46' 24" EAST 36.06 FEET TO A LINE THAT IS PARALLEL WITH AND DISTANT SOUTHWESTERLY 30.00 FEET, MEASURED AT RIGHT ANGLES, FROM SAID NORTHEASTERLY LINE OF LOT 4; THENCE SOUTHEASTERLY ALONG SAID PARALLEL LINE SOUTH 64 DEG. 05' 00" EAST 306.32 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 4; THENCE ALONG SAID SOUTHEASTERLY LINE OF LOT 4, NORTH 43 DEG. 51' 17" EAST
31.53 FEET TO THE POINT OF THE BEGINNING.

EXCEPT THEREFROM ALL GAS, OIL, AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS IN AND FROM THE LAND DESCRIBED IN DEED MENTIONED HEREAFTER, PROVIDED, HOWEVER, NO RIGHT IS RESERVED TO ENTER ON OR FROM THE SURFACE OF SAID LAND, THE RIGHT TO ENTER THE SUBSURFACE OF SAID PROPERTY, WHICH IS ALSO RESERVED SHALL BE AT ANY POINT BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF (MEASURED VERTICALLY FROM THE SURFACE THEREOF) IN ORDER TO TAKE FROM SAID LAND AND REDUCE TO POSSESSION ANY OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS, AS EXCEPTED AND RESERVED BY CLARA HELLMAN HELLER, A WIDOW, ET AL., IN DEED TO BOBWILL BUILDING CO., A CORPORATION, RECORDED SEPTEMBER 13, 1955 AS INSTRUMENT NO. 2398 IN BOOK 48924 PAGE 346, OFFICIAL RECORDS.

PARCEL D-1:

AN EASEMENT FOR PARKING AND INGRESS AND EGRESS AS GRANTED IN THAT CERTAIN AGREEMENT OF PARKING EASEMENT AND MAINTENANCE AGREEMENT BY AND BETWEEN LOS ANGELES CORPORATE CENTER VENTURE, A CALIFORNIA GENERAL PARTNERSHIP, AND LOS ANGELES CORPORATE CENTER VENTURE II, A CALIFORNIA GENERAL PARTNERSHIP, RECORDED JULY 23, 1986 AS INSTRUMENT NO. 86-931242 OVER THAT PORTION OF LOT 4 OF TRACT 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHEASTERLY LINE OF SAID LOT 4, DISTANT THEREON SOUTH 64 DEG. 05' 00" EAST 170.97 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 4; THENCE SOUTH 25 DEG. 55' 00" WEST 30.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 25 DEG. 55' 00" WEST 203.50 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE TO THE NORTHWEST HAVING A RADIUS OF 24.50 FEET; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90 DEG. 00' 00" AN ARC DISTANCE 38.46 FEET; THENCE NORTH 64 DEG. 05' 00" WEST 145.40 FEET TO A POINT IN THE EASTERLY LINE OF CORPORATE CENTER DRIVE, 84.00 FEET WIDE, AS SHOWN ON THE MAP OF SAID TRACT 42611, SAID EASTERLY LINE BEING A CURVE CONCAVE TO THE NORTHWEST HAVING A RADIUS OF 642.00 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 61 DEG. 25' 43" EAST; THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 2 DEG. 06' 50" AN ARC DISTANCE OF 31.07 FEET; THENCE SOUTH 64 DEG. 05' 00" EAST 7.91 FEET, THENCE SOUTH 25 DEG. 55' 00" WEST 263.84 FEET; THENCE SOUTH 64 DEG. 05' 00" EAST 183.00 FEET; THENCE NORTH 25 DEG. 55' 00" EAST 263.84 FEET; THENCE SOUTH 64 DEG. 05' 00" EAST
42.19 FEET; THENCE NORTH 65 DEG. 00' 01" EAST 61.13 FEET; THENCE NORTH 35 DEG. 03' 37" EAST 46.86 FEET; THENCE NORTH 46 DEG. 37' 10" EAST 71.29 FEET; THENCE NORTH 42 DEG. 46' 12"

L.A. Corporate Center, Monterey Park

EAST 103.03 FEET TO A LINE PARALLEL TO AND DISTANT SOUTHWESTERLY 30.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHEASTERLY LINE OF SAID LOT 4; THENCE NORTHWESTERLY ALONG SAID PARALLEL LINE NORTH 64 DEG. 05' 00" WEST 162.24 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL E:

LOT 8 AND PORTION OF LOTS 7 AND 9 OF TRACT 42611, IN THE CITY OF MONTEREY PARK, AS PER MAP RECORDED IN BOOK 1012 PAGES 21 TO 27 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF PARCEL 1 OF PARCEL MAP NO. 16386, IN SAID CITY, COUNTY AND STATE, AS PER MAP FILED IN BOOK 175 PAGES 36 TO 40 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID POINT ALSO BEING THE BEGINNING OF A NON-TANGENT CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 1,012 FEET, TO WHICH A RADIAL THROUGH SAID POINT BEARS SOUTH 54 DEG. 50' 33" EAST; THENCE NORTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 10 DEG. 13' 27" AN ARC DISTANCE 180.59 FEET; THENCE NORTH 24 DEG. 56' 00" EAST 241.00 FEET TO THE BEGINNING OF A CURVE CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 25.00 FEET; THENCE NORTHEASTERLY, EASTERLY AND SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90 DEG. 00' 00", AN ARC DISTANCE OF 39.27 FEET; THENCE SOUGH 65 DEG. 04' 00" EAST 63.39 FEET TO THE BEGINNING OF A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 507.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 24 DEG. 39' 00", AN ARC DISTANCE OF 218.12 FEET; THENCE SOUTH 89 DEG. 43' 00" EAST 240.48 FEET TO THE BEGINNING OF CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 833.00 FEET; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 4 DEG. 04' 23" AN ARC DISTANCE OF 45.00 FEET TO A POINT ON A NON-TANGENT LINE, TO WHICH A RADIAL THROUGH SAID POINT BEARS NORTH 4 DEG. 21' 23" EAST; THENCE ALONG SAID NON-TANGENT LINE SOUTH 30 DEG. 57' 00" WEST 152.00 FEET; THENCE SOUTH 0 DEG. 02' 40" EAST 20.00 FEET TO THE NORTHERLY TERMINUS OF A LINE OF SAID LOT 7 THAT BEARS NORTH 0 DEG. 02' 40" WEST 154.89 FEET; THENCE CONTINUING SOUTH ALONG THE EASTERLY LINE OF
SAID LOT 7, SOUTH 0 DEG. 02' 40" EAST 154.89 FEET TO AN ANGLE POINT IN THE EASTERLY LINE OF SAID LOT 9; THENCE CONTINUING SOUTH ALONG THE EASTERLY LINE OF SAID LOT 9, SOUTH 0 DEG. 20' 17" EAST 0.11 FEET TO THE NORTHERLY LINE OF SAID PARCEL MAP NO. 16386; THENCE WESTERLY ALONG SAID NORTHERLY LINE SOUTH 89 DEG. 38' 12" WEST 701.23 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ALL GAS, OIL, AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS IN AND FROM THE LAND DESCRIBED IN DEED MENTIONED HEREAFTER, PROVIDED, HOWEVER, NO RIGHT IS RESERVED TO ENTER ON OR FROM THE SURFACE OF SAID LAND, THE RIGHT TO ENTER THE SUBSURFACE OF SAID PROPERTY, WHICH IS ALSO RESERVED SHALL BE AT ANY POINT BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF (MEASURED VERTICALLY FROM THE SURFACE THEREOF) IN ORDER TO TAKE FROM SAID LAND AND REDUCE TO POSSESSION ANY OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS, AS EXCEPTED AND RESERVED BY CLARA HELLMAN HELLER, A WIDOW, ET AL., IN DEED TO BOBWILL BUILDING CO., A CORPORATION, RECORDED SEPTEMBER 13, 1955 AS INSTRUMENT NO. 2398 IN BOOK 48924 PAGE 346, OFFICIAL RECORDS.

ALSO EXCEPT FROM A PORTION THEREOF ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES LYING IN AND UNDER SAID LAND BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED BY JOAN D. COGEN, AS TRUSTEE, UNDER DECLARATION OF TRUST, DATED JULY 21, 1953 ESTABLISHED BY NATHAN DAVIDSON, TRUSTOR, IN THE DEED RECORDED

L.A. Corporate Center, Monterey Park

ON MAY 8, 1981 AS INSTRUMENT NO. 81-461705.

PARCEL F:

EASEMENTS AND OTHER RIGHTS CREATED BY THE (1) COVENANTS, CONDITIONS AND RESTRICTIONS, RECORDED OCTOBER 12, 1963 AS INSTRUMENT NO. 83-1198632, AS AMENDED BY DOCUMENT RECORDED MAY 14, 1987 AS INSTRUMENT NO. 87-754911, DOCUMENT RECORDED MAY 14, 1967 AS INSTRUMENT NO. 87-754913 AND DOCUMENT RECORDED NOVEMBER 30, 1989 AS INSTRUMENT NO. 89-1926876; (2) RESOLUTION RECORDED JANUARY 29, 1990 AS INSTRUMENT NO. 90-155862; AND (3) COVENANTS, CONDITIONS AND RESTRICTIONS RECORDED APRIL 9, 1990 AS INSTRUMENT NO. 90-668739.

L.A. Corporate Center, Monterey Park

                                                                  EXHIBIT A-13


                                 LEGAL DESCRIPTION

PARCEL 1 OF PARCEL MAP 12439, IN THE CITY OF NORWALK, AS PER MAP FILED IN BOOK 120 PAGE 44 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THAT PORTION LYING SOUTH AND EAST OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT THE NORTHEAST CORNER OF SAID PARCEL 1; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 1, 39.50 FEET TO THE TRUE POINT OF BEGINNING; THENCE LEAVING SAID EASTERLY LINE SOUTH 89 DEG. 46' 55" WEST, A DISTANCE OF 396.00 FEET; THENCE SOUTH 44 DEG. 47' 45" WEST, A DISTANCE OF 14.15 FEET; THENCE SOUTH 00 DEG. 11' 25" EAST, A DISTANCE OF 557.50 FEET TO A POINT IN THE SOUTHERLY LINE OF SAID PARCEL 1.

SUCH PARCEL IS ALSO KNOW AS PARCEL 1 SHOWN ON EXHIBIT C TO LOT LINE ADJUSTMENT NO. 25 RECORDED AUGUST 3, 1993 AS INSTRUMENT NO. 93-1496503.


NORWALK, Norwalk

                                                                  EXHIBIT A-14


                              LEGAL DESCRIPTION

PARCEL 1:

PARCELS "B" AND "C" OF PARCEL MAP L.A. NO. 4316, IN THE CITY OF LOS ANGELES, AS PER MAP FILED IN BOOK 121 PAGE 46 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

THE FOLLOWING DESCRIPTION EASEMENT AS CREATED BY THAT CERTAIN DOCUMENT ENTITLED "RECIPROCAL GRANT OF EASEMENTS AND MAINTENANCE AGREEMENT
(DRIVEWAY)" DATED DECEMBER 5, 1980 AND RECORDED DECEMBER 5, 1980 AS INSTRUMENT NO. 80-1224234:

A NON-EXCLUSIVE AND PERPETUAL EASEMENT, APPURTENANT TO PARCEL 1 ABOVE, FOR THE PURPOSE OF PEDESTRIAN AND VEHICULAR INGRESS, EGRESS, AND ACCESS; MAINTENANCE, REPAIR AND REPLACEMENT OF DRIVEWAYS, UNDERGROUND UTILITIES, SEWERS, STORM DRAINS AND SIMILAR FACILITIES, CURBS, GUTTERS, TRAFFIC ISLANDS, LIGHTING FACILITIES, PLANTS AND LANDSCAPING, PLANTERS, SPRINKLERS, AND VALVES, AND INCIDENTAL PURPOSES; OVER, UNDER, ACROSS AND THROUGH THE EASTERLY MOST 20 FEET OF PARTIAL "A" OF PARCEL MAP L.A. NO. 4318 (REFERRED TO IN PARCEL 1 ABOVE).


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

PARCEL 3:

LOTS 13, 14, 15, 16 AND 17 (EXCEPT THE WEST 125 FEET OF SAID LOT 17) OF TRACT 13375, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 267 PAGES 43 AND 44 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 4:

LOTS 85, 86, 87, 88, 89, 90, 91, 92, 93, 108, 109, 110, 111, 112, 113, 114,
115 AND 116 OF TRACT 13403, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 288 PAGES 1 TO 3, INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL OIL, GAS OR OTHER HYDROCARBON SUBSTANCES LYING IN, UNDER AND WHICH MAY BE PRODUCED FROM A DEPTH BELOW 500 FEET BELOW THE SURFACE OF SAID REAL PROPERTY (MEASURED VERTICALLY FROM THE SURFACE THEREOF), PROVIDED, HOWEVER, NO RIGHT IS RESERVED TO THE GRANTOR, IS SUCCESSORS AND ASSIGNS, BY REASON OF THIS EXCEPTION OR RESERVATION, TO ENTER ON OR FROM THE SURFACE OF SAID PROPERTY, AS RESERVED BY RAY R. SMITH AND CAROL L. SMITH, HUSBAND AND WIFE, BY DEED DATED DECEMBER 22, 1969, RECORDED FEBRUARY 13, 1970 IN BOOK D4832 PAGE 610, OFFICIAL RECORDS, AS TO LOTS 85 AND 116; AND AS RESERVED BY CHARLES D. LASLEY AND MARCIELLETTE L. LASLEY, HUSBAND AND WIFE, BY DEED DATED AUGUST 10, 1970 RECORDED AUGUST 24, 1970 IN BOOK D4810 PAGE 522, OFFICIAL RECORDS, AS TO LOTS 86, 115 AND 118; AS RESERVED BY CHARLES E. HENYAN, AN UNMARRIED MAN, BY DEED DATED JANUARY 12, 1970, RECORDED FEBRUARY 19, 1970 IN BOOK D4637 PAGE 156, OFFICIAL RECORDS AS TO LOT 87; AND AS RESERVED BY ELLIS
M. FINKLE AND ANNA MARIE FINKLE, HUSBAND AND WIFE, BY DEED DATED DECEMBER 22, 1969, RECORDED FEBRUARY 2, 1970 IN BOOK D4622 PAGE 82, OFFICIAL RECORDS, AS TO LOTS 88 AND 113; AND AS RESERVED BY JOHN E. BARBER AND JUANITA J. BARBER, HUSBAND AND WIFE, AS TO LOTS 89 AND 112, IN DEED RECORDED MARCH 10, 1969 AS INSTRUMENT NO. 335 IN BOOK D4301 PAGE 462, OFFICIAL RECORDS AND AS RESERVED BY CHARLES D. LASLEY AND MARCIELLETTE L. LASLEY, HUSBAND AND WIFE, AS TO LOTS 90 AND 111, IN DEED RECORDED MARCH 10, 1969 AS INSTRUMENT NO. 334 IN BOOK D4301 PAGE 461, OFFICIAL RECORDS; AND AS RESERVED BY HOWARD GAINER AND HELEN GAINER, HUSBAND AND WIFE, AS TO LOTS 92 AND 109, IN DEED RECORDED MARCH 10, 1969 AS INSTRUMENT NO. 331 IN BOOK D4301 PAGE 460, OFFICIAL RECORDS; AND AS RESERVED BY BILLY W. TAYLOR AND MURIEL J. TAYLOR, HUSBAND AND WIFE, AS TO LOTS 93 AND 108, IN DEED RECORDED MARCH 10, 1969 AS INSTRUMENT NO. 328, IN BOOK D4301 PAGE 459, OFFICIAL RECORDS; AND AS RESERVED BY ALITHA WHARTON KEHR, AS EXECUTRIX OF THE LAST WILL AND TESTAMENT OF GRETCHEN JENNINGS KIRBY, DECEASED, BY DEED DATED MAY 27, 1971, RECORDED JUNE 14, 1971 IN BOOK 5099 PAGE 862, OFFICIAL RECORDS, AS TO LOT 114.

ALSO EXCEPTING AS TO LOTS 91 AND 110, ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES LYING WITHIN THAT PORTION OF THE LAND HEREIN CONVEYED WHICH LIES BELOW A DEPTH OF 500 FEET FROM THE PRESENT SURFACE THEREOF, WITHOUT ANY RIGHT TO ENTER UPON OR INTO THE SURFACE OR TOP 500 FEET OF THE SUBSURFACE OF SAID LAND, AS EXCEPTED IN DEED RECORDED JULY 18, 1978 AS INSTRUMENT NO. 78-777109.

PARCEL 5:

LOTS 158, 159, 160, 161, 162, 163, 164, 165, 166, 167, 168, 169, 170, 171,
172, 173, 174, 190, 191,


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

192, 193, 194, 195, 196, 197, 198, 199, 200, 201, 202, 203, 204, 205, 206 OF
TRACT 13711, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 276 PAGES 48 TO 50, INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL OIL, GAS OR OTHER HYDROCARBON SUBSTANCES LYING IN, UNDER AND WHICH MAY BE PRODUCED FROM A DEPTH BELOW 500 FEET BELOW THE SURFACE OF SAID REAL PROPERTY (MEASURED VERTICALLY FROM THE SURFACE THEREOF), PROVIDED, HOWEVER, NO RIGHT IS RESERVED TO THE GRANTOR, IS SUCCESSORS AND ASSIGNS, BY REASON OF THIS EXCEPTION OR RESERVATION TO ENTER ON OR FROM THE SURFACE OF SAID PROPERTY, AS RESERVED BY LUDWIG TO ERZEN, A MARRIED MAN, WHO ACQUIRED TITLE AS A SINGLE MAN, DATED AUGUST 21, 1970, RECORDED SEPTEMBER 4, 1970 IN BOOK D4823 PAGE 319, OFFICIAL RECORDS, AS TO LOTS 158 AND 190; AND AS RESERVED BY PAUL H. JENSEN AND EDITH E. JENSEN, HUSBAND AND WIFE, BY DEED DATED DECEMBER 22, 1969, RECORDED FEBRUARY 2, 1970 IN BOOK D4622, PAGE 83, OFFICIAL RECORDS, AS TO LOTS 159 AND 191; AND AS RESERVED BY DONALD M. HARVEY AND FLORENCE HARVEY, HUSBAND AND WIFE, BY DEED DATED MAY 14, 1970; RECORDED MAY 27, 1970 IN BOOK D4723 PAGE 922, OFFICIAL RECORDS, AS TO LOTS 160 AND 192; AND AS RESERVED BY HELEN GAINER, A MARRIED WOMAN, BY DEED DATED MARCH 31, 1970 AND RECORDED APRIL 20, 1970 IN BOOK D4689 PAGE 599, OFFICIAL RECORDS, AS TO LOTS 161 AND 193; AND AS RESERVED BY LEONARD R. DOLING AND ELSIE R. DOLING, HUSBAND AND WIFE, BY DEED RECORDED FEBRUARY 2, 1970 IN BOOK D4622 PAGE 112, OFFICIAL RECORDS, AS TO LOTS 162 AND 194; AND AS RESERVED BY CHARLES D. LASLEY, AND MARCIELLETTE L. LASLEY, HUSBAND AND WIFE, BY DEED DATED DECEMBER 19, 1969, RECORDED FEBRUARY 2, 1970 IN BOOK D4622 PAGE 113, OFFICIAL RECORDS, AS TO LOTS 163 AND 195; AND AS RESERVED BY HAROLD G. HEAHLKE AND VIRGINIA B. HEAHLKE, HUSBAND AND WIFE, IN DEED RECORDED FEBRUARY 28, 1969 IN BOOK D4292 PAGE 209, OFFICIAL RECORDS, AS TO LOTS 164 AND 196; AND AS RESERVED BY STANLEY M. WEAVER, A WIDOWER, BY DEED DATED DECEMBER 23, 1969, RECORDED FEBRUARY 2, 1970 IN BOOK D4622 PAGE 92, OFFICIAL RECORDS, AS TO LOTS 165 AND 197; AND AS RESERVED BY FRANK M. NESBIT AND ALMA E. NESBIT, HUSBAND AND WIFE, BY DEED DATED MARCH 16, 1970, RECORDED MARCH 30, 1970 IN BOOK D4670 PAGE 345, OFFICIAL RECORDS, AS TO LOTS 166 AND 198; AND AS RESERVED BY JAMES H. ALBRECHT AND RICHARD L. ALBRECHT, BY DEED DATED MARCH 20, 1970, RECORDED APRIL 16, 1970 IN BOOK D4687 PAGE 111, OFFICIAL RECORDS, AS TO LOTS 167 AND 99; AND AS RESERVED BY RALPH L. STARKS AND FLORENCE L. STARKS, HUSBAND AND WIFE, BY DEED DATED DECEMBER 22, 1969, RECORDED FEBRUARY 2, 1970 IN BOOK D4622 PAGE 87, OFFICIAL RECORDS, AS TO LOTS 168 AND 200; AND AS RESERVED BY FRANCES MOORHOUSE, AN UNMARRIED WOMAN, BY DEED DATED DECEMBER 22, 1969, RECORDED FEBRUARY 2, 1970 IN BOOK D4622 PAGE 89, OFFICIAL RECORDS, AS TO LOTS 169 AND 202; AND AS RESERVED BY EUGENE F. MOLNAR AND SHIRLEY A. MOLNAR, HUSBAND AND WIFE, BY DEED DATED MARCH 9, 1971, RECORDED APRIL 9, 1971 IN BOOK D5021 PAGE 510, OFFICIAL RECORDS, AS TO LOT 170; AND AS RESERVED BY MONTE LEON HANDLEY AND SHIRLEY I. HANDLEY, HUSBAND AND WIFE, BY DEED DATED MARCH 9, 1971, RECORDED APRIL 9, 1971 IN BOOK D5021 PAGE 511, OFFICIAL RECORDS, AS TO LOT 202; AND AS RESERVED BY SIDNEY KAPLAN AND SALLY JOYCE KAPLAN, HUSBAND AND WIFE, BY DEED DATED DECEMBER 22, 1969, RECORDED FEBRUARY 2, 1970 IN BOOK D4622 PAGE 88, OFFICIAL RECORDS, AS TO LOTS 171 AND 203; AND AS RESERVED BY SIDNEY SELMAR HEHN AND DOREEN MAXINE HEHN, HUSBAND AND WIFE, BY DEED DATED MARCH 30, 1971, RECORDED APRIL 26, 1971 IN BOOK D5036 PAGE 999, OFFICIAL RECORDS, AS TO LOTS 172 AND 204.

ALSO EXCEPTING FROM LOTS 173, 174, 205 AND 206, ALL OIL, GAS, OR OTHER HYDROCARBON SUBSTANCES LYING IN, UNDER AND WHICH MAY BE PRODUCED FROM A DEPTH BELOW 500 FEET BELOW THE SURFACE OF SAID REAL PROPERTY (MEASURED VERTICALLY FROM THE SURFACE THEREOF), PROVIDED, HOWEVER, NO RIGHT IS


Skyview Center, Los Angeles       PAGE 25 OF 30

RESERVED TO THE GRANTOR, ITS SUCCESSORS AND ASSIGNS, BY REASON OF THIS EXCEPTION OR RESERVATION, TO ENTER ON OR FROM THE SURFACE OF SAID PROPERTY, AS RESERVED BY SIDNEY SELMAR HEHN AND DOREEN MACINE HEHN, HUSBAND AND WIFE, IN DEED RECORDED SEPTEMBER 10, 1970 AS INSTRUMENT NO. 80, OFFICIAL RECORDS.

PARCEL 6:

THE FOLLOWING DESCRIBED EASEMENT AS RESERVED IN THE DEED TO PLAZA LA REINA HOTEL VENTURE, A CALIFORNIA GENERAL PARTNERSHIP, DATED DECEMBER 5, 1980 AND RECORDED DECEMBER 5, 1980 AS INSTRUMENT NO. 80-1224231; AND AS GRANTED IN THE DEED TO PLAZA LA REINA OFFICE VENTURE, A CALIFORNIA GENERAL PARTNERSHIP, DATED DECEMBER 5, 1980 AS INSTRUMENT NO. 80-1224233.

A NON-EXCLUSIVE EASEMENT AND RIGHT OF WAY TO CONSTRUCT AND MAINTAIN AND OPERATE A PRIVATE SEWER WITH APPURTENANT STRUCTURES AND EQUIPMENT FOR THE BENEFIT OF AND APPURTENANT TO AND TO SERVE PARCELS "B" AND "C" OF PARCEL MAP L.A. NO. 4316, FILED IN BOOK 121 PAGE 46 OF PARCELS MAPS, LOS ANGELES COUNTY, CALIFORNIA, OVER THE WESTERLY 20 FEET OF THE EASTERLY 165 FEET OF THE NORTHERLY 70 FEET OF PARCEL "A" OF SAID PARCEL MAP; THE SOUTHERLY 20 FEET OF THE NORTHERLY 70 FEET OF THE EASTERLY 165 FEET OF SAID PARCEL "A"; AND THE SOUTHERLY 315 FEET OF THE NORTHERLY 365 FEET OF THE EASTERLY 20 FEET OF SAID PARCEL "A"; TOGETHER WITH ALL NECESSARY OR CONVENIENT MEANS OF INGRESS AND EGRESS FROM SAID LANDS AND PROPERTY FOR THE PURPOSE OF EXERCISING THE RIGHTS HEREIN GRANTED.


Skyview Center, Los Angeles       PAGE 26 OF 30

                                                                  EXHIBIT A-15


                              LEGAL DESCRIPTION

PARCEL A:

PARCEL 2, IN THE CITY OF WESTLAKE VILLAGE, AS SHOWN ON PARCEL MAP NO. 14081, AS PER MAP FILED IN BOOK 153 PAGES 19 AND 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL THE OIL, GAS, AND OTHER HYDROCARBON SUBSTANCES LYING BELOW A DEPTH OF 500 FEET, MEASURED VERTICALLY, FROM THE SURFACE OF SAID LAND, WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND NOR INTO THAT PORTION OF THE SURFACE THEREOF LYING ABOVE A DEPTH OF 500 FEET; MEASURED VERTICALLY FROM SAID SURFACE, AS GRANTED TO AMERICAN-HAWAIIAN STREAMSHIP COMPANY, BY DEED RECORDED APRIL 5, 1966 IN BOOK D3261 PAGE 937, OFFICIAL RECORDS.

ALSO EXCEPT ANY AND ALL WATER, WATER RIGHTS AND PRIVILEGES, RIPARIAN RIGHTS AND WATER EASEMENTS AND PROFITS BELONGING, OR IN ANY WAY APPURTENANT TO THE DESCRIBED REAL PROPERTY.

PARCEL B:

A NON-EXCLUSIVE EASEMENT FOR PARKING, INGRESS AND EGRESS, PUBLIC UTILITIES, PEDESTRIAN TRAFFIC AND OTHER PURPOSES OVER THAT PORTION OF PARCEL 1 OF PARCEL MAP 14081, AS PER MAP FILED IN BOOK 153 PAGES 19 AND 20 OF PARCEL MAPS, AS CREATED AND GRANTED PURSUANT TO THAT CERTAIN DOCUMENT ENTITLED "DECLARATION REGARDING EASEMENTS AND COVENANTS" RECORDED DECEMBER 28, 1984 AS INSTRUMENT NO. 84-1515684, SUBJECT UPON THE TERMS AND CONDITIONS CONTAINED THEREIN.


Westlake, Westlake Village        PAGE 27 OF 30

                                                                    EXHIBIT A-16


                              LEGAL DESCRIPTION

LOTS 14 TO 17 INCLUSIVE OF TRACT 29776, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 737 PAGES 33 TO 35 INCLUSIVE OF MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.




Woodland Hills Financial Center, Woodland Hills

                                                                    EXHIBIT A-17


                              LEGAL DESCRIPTION

A FEE, AS TO PARCEL A: AND

A LEASEHOLD ESTATE CREATED BY THAT CERTAIN UNRECORDED LEASE DATED FEBRUARY 21, 1992, EXECUTED BY ANAHEIM REDEVELOPMENT AGENCY, A PUBLIC BODY, CORPORATE AND POLITIC, AS LESSOR, AND FIRST INTERSTATE MORTGAGE COMPANY, A CALIFORNIA CORPORATION, AS LESSEE, FOR THE TERM, AND UPON THE TERMS, COVENANTS AND CONDITIONS PROVIDED THEREIN, AS DISCLOSED BY A MEMORANDUM OF LEASE RECORDED NOVEMBER 22, 1994 AS INSTRUMENT NO. 94-0675687 OF OFFICIAL RECORDS, AS TO PARCEL B.

          SAID LEASE WAS AMENDED BY FIRST AMENDMENT DATED NOVEMBER 15, 1994, AS DISCLOSED BY SAID MEMORANDUM OF LEASE.

          THE LESSEE'S INTEREST UNDER SAID LEASE HAS BEEN ASSIGNED TO 222 HARBOR ASSOCIATES, LLC., A NEVADA LIMITED LIABILITY COMPANY BY ASSIGNMENT WHICH RECORDED NOVEMBER 22, 1994 AS INSTRUMENT NO. 94-675689 OF OFFICIAL RECORDS, REFERENCE BEING HEREBY MADE TO THE RECORD THEREOF FOR FULL PARTICULARS.

          : THE INTEREST OF 222 HARBOR ASSOCIATES, LLC., A NEVADA LIMITED LIABILITY COMPANY HAS SINCE PASSED TO ARDEN REALTY LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP BY ARTICLES OF MERGER WHICH RECORDED OCTOBER 11, 1996 AS INSTRUMENT NO. 19960520238.

          THE INTEREST OF LESSEE UNDER SAID LEASE HAS BEEN FURTHER ASSIGNED TO ARDEN REALTY FINANCE PARTNERSHIP, L.P., A CALIFORNIA LIMITED PARTNERSHIP, BY THAT CERTAIN ASSIGNMENT AND ASSUMPTION OF LEASE RECORDED IMMEDIATELY PRIOR HERETO.




Anaheim City Centre, Anaheim

PARCEL A:

PARCEL 1 OF PARCEL MAP NO. 84-229, AS SHOWN ON A MAP FILED IN BOOK 194, PAGES 22 AND 23 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL OIL, GAS AND MINERAL SUBSTANCES, TOGETHER WITH THE RIGHT TO EXPLORE FOR AND EXTRACT SUCH SUBSTANCES, PROVIDED THAT THE SURFACE OPENING OF ANY WELL, HOLE, SHAFT OR OTHER MEANS OF EXPLORING FOR, REACHING, OR EXTRACTING SUCH SUBSTANCES SHALL NOT BE LOCATED WITHIN THE CITY OF ANAHEIM REDEVELOPMENT PROJECT ALPHA, AS RECORDED IN BOOK 10812, PAGE 27 OF ORANGE COUNTY RECORDS, STATE OF CALIFORNIA, AND SHALL NOT PENETRATE ANY PART OR PORTION OF SAID PROJECT AREA WITHIN 500 FEET OF THE SURFACE THEREOF, BY INSTRUMENT NO. 86-530706, OFFICIAL RECORDS.

PARCEL B:

PARCEL 1 OF PARCEL MAP NO. 86-142, AS SHOWN ON A MAP FILED IN BOOK 232, PAGES 15 THROUGH 19 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING AND RESERVING TO THE OWNERS THEREOF ALL OIL, GAS AND MINERAL SUBSTANCES, TOGETHER WITH THE RIGHT TO EXPLORE FOR AND EXTRACT SUCH SUBSTANCES, PROVIDED THAT THE SURFACE OPENING OF ANY WELL, HOLE, SHAFT, OR OTHER MEANS OF EXPLORING FOR, REACHING OR EXTRACTING SUCH SUBSTANCES SHALL NOT BE LOCATED WITHIN THE CITY OF ANAHEIM REDEVELOPMENT PROJECT ALPHA AS RECORDED IN BOOK 10812, PAGE 27 OF ORANGE COUNTY RECORDS, STATE OF CALIFORNIA AND SHALL NOT PENETRATE ANY PART OR PORTION OF SAID PROJECT AREA WITHIN 500 FEET OF THE SURFACE THEREOF.




Anaheim City Centre, Anaheim

                                                 Exhibit B to Deed of Trust

                               DESCRIPTION OF BUILDINGS

1.  100 West Broadway,
    Long Beach CA

2.  10350 Santa Monica Boulevard,
    Los Angeles, CA

3.  303 Glenoaks Boulevard,
    Burbank, CA

4.  400 Corporate Pointe
    400 Slauson Avenue
    Culver City, CA

5.  425 West Broadway,
    Glendale, CA

6.  5832 Bolsa Avenue,
    Huntington Beach, CA

7.  6100 Wilshire (the New Wilshire),
    Los Angeles, CA

8.  70 South Lake Avenue,
    Pasadena, CA

9.  Beverly Atrium,
    350 S. Beverly Drive
    Beverly Hills, CA

10. Bristol Plaza,
    6167 Bristol Parkway
    Culver City, CA

11. Burbank Executive Plaza
    (333 Glen Oaks Boulevard and
    300 Magnolia Boulevard),
    Burbank, CA

12. L.A. Corporate Center
    (900, 1000, 1200 and
    1255 Corporate Center Drive),
    Monterey Park, CA

13. 12501 East Imperial Highway,
    Norwalk, CA

14. Skyview Center,
    6033 W. Century Boulevard,
    6053 W. 98th Street
    Los Angeles, CA

15. 5601 Lindero Canyon Boulevard,
    Westlake Village, CA

16. Woodland Hills Financial Center
    (21021 and 21031 Ventura Boulevard)
    Woodland Hills, CA

17. 222 South Harbor Boulevard,
    Anaheim, CA

                                      EXHIBIT C



                                   To be attached.

                                      EXHIBIT D

                                                                       EXHIBIT D
                                                               TO LOAN AGREEMENT

                  FORM OF TENANT ESTOPPEL CERTIFICATE AND AGREEMENT



Lehman Brothers Realty Corporation
Three World Financial Center
20th Floor
New York, New York 10285

    RE:  TENANT LEASE FOR _________________, CALIFORNIA, SUITE ________________
         (THE "PREMISES") _____________________________________________________

Ladies and Gentlemen:

         We understand that Lehman Brothers Realty Corporation ("Lender") is proposing to make a loan (the "Loan") to Arden Realty Finance Partnership, L.P. (the "Finance Partnership"), an affiliate of Arden Realty Limited Partnership, the current landlord under the Lease (as defined below), which Loan will be secured by, among other things, a Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing (the "Mortgage") and an associated Assignment of Leases and Rents (the "Assignment") relating in whole or in part to an office complex commonly known as _[street address, but NO SUITE NUMBER]______, California (the "Property") in which the undersigned is a tenant. Immediately prior to the closing of the Loan, the Finance Partnership will acquire the Property from Arden Realty Limited Partnership. We further understand that in connection with the Loan it is necessary that Lender understand the precise nature of our tenancy and, in order to so do, we hereby (i) agree with you as follows and (ii) warrant and represent to you that, with respect to our lease, as amended (the "Lease") and more particularly described in Schedule "A" attached hereto (the "Schedule"), the following is true and correct:

         1. The Lease constitutes the entire agreement between the undersigned and the landlord thereunder with respect to the subject matter thereof and the Lease has not been modified, amended or supplemented in any way except by the amendments or other agreements described in the Schedule.

         2.   The summary of the basic terms of the Lease contained in the
Schedule is true and correct.

         3. Except as provided in the Schedule, the undersigned has not assigned, transferred or hypothecated the Lease or any interest therein or entered into a sublease for any portion of the premises covered by the Lease and no person or firm other than the undersigned or its employees is in possession of such premises or any portion thereof.

         4. The undersigned is not in default (or with the giving of notice or the passage of time or both will not be in default) under the Lease and the undersigned has no claim against, off-set, credit, defense, counterclaim or deductions against the landlord thereunder or against any rent or other sums due or payable under the Lease, and the landlord thereunder is not in default (or with the giving of notice or the passage of time or both will not be in default) under the Lease.

         5. Except as set forth on the Schedule, the undersigned has no option, right of first refusal or other right to purchase the Property or any portion thereof or any interest therein or to lease additional space in the Property or to extend the term of the Lease and the only interest of the undersigned in the Property is that of a tenant pursuant to the terms of the Lease.

         6. The undersigned has not and does not engage in the generation, storage or disposal of "Hazardous Materials" on the Property and, to the best of the undersigned's knowledge, there are no Hazardous Materials located in, on, under or in the vicinity of the Premises except for normal office supplies. The undersigned agrees not to use, store, or permit the use, storage or release of any Hazardous Materials on, under or about the Premises or the Property other than what is permitted by applicable law, codes, regulations or restrictions and used by the undersigned in accordance with applicable laws and in amounts as dictated by the normal conduct of the undersigned's business. The term "Hazardous Material" means any toxic or hazardous substance, material or wastes which is or becomes regulated by any local government, the State of California, the United States government or any agency or division thereof.

         7. The undersigned is not the subject of any bankruptcy, insolvency, debtor's relief, reorganization, receivership or other similar proceedings.

         8. The person executing this Certificate hereby warrants and represents that he or she has the power and authority to execute and deliver this Certificate on behalf of the tenant named herein.

         9. The undersigned as tenant hereby ratifies and confirms the Lease and the tenancy created thereby and upon consummation of the acquisition by the Finance Partnership, agrees to accept the Finance Partnership as the landlord thereunder.

         10. The undersigned agrees to notify you at the address set forth above (or at such other address of which the undersigned may be advised by you or your successors or assigns, as applicable) of any default on the part of landlord under the Lease, and further agrees that notwithstanding any provisions of the Lease, no notice, cancellation or termination thereof shall be effective unless Lender shall have received such notice and have failed to cure or commence to cure such default within a reasonable time following receipt of such notice and the expiration of any cure period applicable thereto.

         11. All conditions under the Lease to be performed by landlord as of the date hereof (including, without limitation, all work to be performed by landlord in the leased premises) have been satisfied, and, except as set forth on the Schedule, all contributions, if any, required to be paid by landlord under the Lease to date for improvements to the Premises have been paid. The undersigned is in possession of the Premises and is fully obligated to perform and is performing all of the other obligations of the undersigned under the Lease.

         12. So long as the Loan remains outstanding, the undersigned shall not amend, modify or cancel the Lease, or consent to an amendment, modification or cancellation of the Lease, or agree to subordinate the Lease to any other mortgage, without Lender's prior written consent in each instance.

         13. The undersigned agrees that, upon notice from Lender, the undersigned will make all subsequent rental payments directly to or as directed by Lender, it being understood and agreed that the payment of such rent to Lender under the Assignment shall not be deemed to place control of the Premises on Lender nor to render Lender liable for the obligations of the landlord under the Lease. Notwithstanding the Assignment and any payment of rent which may be made to Lender, Lender shall have no duty, liability or obligation under the Lease either by virtue of the Assignment, the exercise thereof, or by any subsequent action taken by Lender, until such time, if ever, as Lender shall notify the undersigned in writing of Lender's election to assume the landlord's obligation under the Lease, or upon acquisition of the Property by the Lender following foreclosure in which event the purchaser at foreclosure shall be bound by the Lease, but only so long as such purchaser is the owner of the Premises.

         14. In the event Lender succeeds to the interest of the Finance Partnership as landlord under the Lease, or if the Property or the Premises are sold pursuant to the power of sale under the Mortgage or otherwise pursuant to the exercise of remedies under the Mortgage, the undersigned shall attorn to Lender, or a purchaser upon any such foreclosure sale, and shall recognize Lender, or such purchaser, thereafter as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument. The undersigned agrees, however, to execute and deliver at any time and from time to time, upon the request of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, or upon request of any such purchaser, any instrument or certificate which, in the reasonable judgment of such holder(s), or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment.

         We understand that you will, if you proceed with the making of the Loan, rely on this Certificate. This Certificate may be relied upon by your successors and assigns.

                             Very truly yours,




                             -----------------------------------
                             Name of Tenant




                             -----------------------------------
                             Signature




                             -----------------------------------
                             Date

                                     SCHEDULE "A"


                                SUMMARY OF LEASE TERMS



(1) Name of Tenant:
                    -----------------------------------------------------------
(2) Lease Date:
                ---------------------------------------------------------------
(3) Amendment Dates, Separate Agreements, if any:
                                                   ----------------------------
(4) Suite No.:                ; Estimated Square Footage:
               --------------                              --------------------
(5) Lease Commencement Date:            ; Expiration of Term:
                             ----------                       -----------------
(6) Option(s) to Extend:
                          -----------------------------------------------------
(7) Option(s) for Additional Space:
                                    -------------------------------------------
(8) Monthly Base Rent:       $            ;
                              -----------
    Escalations/CAM Charges: $            ;
                              -----------
    Total Monthly Rent:      $            .
                              -----------
    Date to which Rent last paid:
                                  ---------------------
(9) Tenant's Percentage Share of Increased Operating Costs:               %
                                                            -------------
(10)     Security Deposit: $                ; Prepaid Rent:
                            ----------------               --------------------
(11)     Assignees/Subtenants:
                              -------------------------------------------------
(12)     Parking Spaces:
                        -------------------------------------------------------
(13)     Lease Guarantor(s):
                            ---------------------------------------------------
(14)     Uncured Defaults by Landlord: None
                                      -----------------------------------------
(15)     Exclusive Uses:
                        -------------------------------------------------------
(16)     Free Rent Months remaining after 6/01/97:
                                                  -----------------------------
(17)     Tenant Improvements or other allowances due Tenant: $
                                                            -------------------
(18)     Comments, if any:
                          -----------------------------------------------------

    ---------------------------------------------------------------------------


                             --------------------------------------------------
                             Name of Tenant


                             By:
                                 ----------------------------------------------
                             Date:
                                   --------------------------------------------

                                      EXHIBIT E


                                   To be attached.